UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
JUNE 30, 2018

AC Alternatives® Disciplined Long Short Fund
Investor Class (ACDJX)
I Class (ACDKX)
A Class (ACDQX)
C Class (ACDHX)
R Class (ACDWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACDJX	5.06%	11.26%	12.34%	10/31/11
HFRX Equity Hedge Index	—	6.28%	3.04%	3.35%	—
Russell 1000 Growth Index	—	22.51%	16.35%	16.31%	—
I Class	ACDKX	5.22%	11.48%	12.55%	10/31/11
A Class	ACDQX				10/31/11
No sales charge		4.77%	10.98%	12.05%
With sales charge		-1.26%	9.67%	11.06%
C Class	ACDHX	3.97%	10.15%	11.22%	10/31/11
R Class	ACDWX	4.54%	10.70%	11.78%	10/31/11
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $21,725

HFRX Equity Hedge Index — $12,455

Russell 1000 Growth Index — $27,392

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
2.05%	1.85%	2.30%	3.05%	2.55%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

During the period, Tsuyoshi Ozaki joined the fund's management team.

Performance Summary

The AC Alternatives Disciplined Long Short Fund returned 5.06%* for the fiscal year ended June 30, 2018, while the HFRX Equity Hedge Index, the fund's benchmark, returned 6.28%. By comparison, the Russell 1000 Growth Index, a measure of U.S. large-cap growth equity market performance, returned 22.51%.

The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and sentiment. Within the fund, growth, sentiment, and quality insights were supportive, while valuation signals detracted from results.

The fund seeks to participate in strong markets, with the expectation that it will deliver somewhat lower-than-market returns during a sustained rally. It also seeks to protect in down markets, with the goal of outperforming during market declines. During the reporting period, stocks rose sharply, and the fund participated in the rally, but trailed large-cap growth stocks, which made up the best-performing segment of the market. The fund’s performance reflects gains by long positions, while short positions underperformed in a strong, rising market.

The fund’s largest exposure was to the information technology sector, which was the leading contributor by far to absolute performance. Notable contributions to performance also came from positions in the industrials and financials sectors, among others. Positions in the health care sector were the largest detractors from absolute return.

Information Technology Contributed the Most

Reflecting the enduring strength of large-cap technology stocks in recent years, once again during the period the information technology sector made the leading contribution to performance. Four of the five largest individual contributing long positions on average during the period were technology stocks—Alphabet (the parent of Google), Microsoft, Apple, and Facebook. Adobe Systems, Texas Instruments, Intel, and VMware were other sources of strength. As a group, these stocks scored highly on multiple metrics and were among the largest individual contributors to performance during the period.

Other Key Contributors

Stock selection within the industrials sector also contributed meaningfully to results. Aerospace and defense giant Boeing’s stock rose on the back of strong new orders, which drove earnings and cash flow growth. The stock was attractive along every dimension we track. Holdings within the professional services industry were another source of strength, as human resource management companies Robert Half International and Insperity benefited from a tight job market.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Financial stocks also made significant contributions to total return, led by savings and loan Charter Financial and insurer Infinity Property & Casualty. Both benefited from solid economic growth and rising rates. Stronger economic activity translates into greater lending and underwriting volumes, while higher interest rates benefit banks’ spread lending business and insurers invest capital at new, higher rates. Charter Financial was eliminated during the period after sizable gains.

Online retail giant Amazon.com was another leading contributor to performance, benefiting from rapid growth in its public cloud business and increasing volume of transactions across its retail platform. Other notable contributors were managed health care company UnitedHealth Group and medical device maker Globus Medical, which both posted significant gains during the period.

Notable Detractors

On a sector basis, health care stocks detracted the most, led by a short position in biotechnology company AveXis. The gene therapy company was acquired by Novartis during the period at a premium, which meant our short position detracted. A short position in medical instrument and device company ICU Medical was another source of weakness. Other short positions in the sector that detracted from performance included medical device company Insulet and biotechnology firms AxoGen and Neurocrine Biosciences, among others. We closed out our short positions in ICU Medical and Neurocrine Biosciences. Elsewhere in the sector, biotechnology company Celgene was a long position, which underperformed as investors worried about generic competition for some of the firm’s leading drugs.

Information technology services firm WEX was a key detractor from performance. The stock scored particularly poorly for quality and sentiment, but our short position in this corporate payment processor and service provider hurt as the company reported strong revenue growth. Internet retailer Overstock.com was another source of weakness, as our short position detracted. We closed out the position.

Portfolio Positioning

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our broad sector exposures reflect the net effect of the underlying individual long and short positions.

At period-end, we held significant exposure to information technology, health care, consumer discretionary, and industrials. In information technology, stocks in the software and services and semiconductors and semiconductor equipment industry groups are attractive along multiple dimensions of our stock selection process. Our health care long positions are led by holdings in the pharmaceuticals and biotechnology and health care equipment and services industry groups. The consumer discretionary and industrials sectors long positions reflect allocations to the capital goods and retailing industry groups, respectively. Conversely, we found materials and real estate among less attractive sectors, with sizable net short positions. These stocks generally scored poorly on our measures of growth and quality.

6

Fund Characteristics

JUNE 30, 2018
Top Ten Long Holdings	% of net assets
Alphabet, Inc.*	3.58%
Microsoft Corp.	1.95%
Amazon.com, Inc.	1.90%
Apple, Inc.	1.89%
Facebook, Inc., Class A	1.85%
Ingersoll-Rand plc	1.79%
UnitedHealth Group, Inc.	1.74%
PS Business Parks, Inc.	1.61%
Adobe Systems, Inc.	1.46%
Las Vegas Sands Corp.	1.39%
*Includes all classes of the issuer held by the fund.

Top Five Short Holdings	% of net assets
Gartner, Inc.	(1.51)%
Pinnacle Financial Partners, Inc.	(1.39)%
Crown Castle International Corp.	(1.26)%
John Bean Technologies Corp.	(1.06)%
Healthcare Services Group, Inc.	(1.06)%

Types of Investments in Portfolio	% of net assets
Common Stocks	103.6%
Common Stocks Sold Short	(54.6)%
Temporary Cash Investments	49.8%
Other Assets and Liabilities	1.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,016.80	$11.95	2.39%
I Class	$1,000	$1,017.30	$10.95	2.19%
A Class	$1,000	$1,014.70	$13.19	2.64%
C Class	$1,000	$1,011.30	$16.91	3.39%
R Class	$1,000	$1,014.40	$14.43	2.89%
Hypothetical
Investor Class	$1,000	$1,012.94	$11.93	2.39%
I Class	$1,000	$1,013.94	$10.94	2.19%
A Class	$1,000	$1,011.70	$13.17	2.64%
C Class	$1,000	$1,007.98	$16.88	3.39%
R Class	$1,000	$1,010.46	$14.41	2.89%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 103.6%
Aerospace and Defense — 4.3%
Boeing Co. (The)(1)	614	$206,003
Curtiss-Wright Corp.(1)	2,604	309,928
General Dynamics Corp.(1)	2,286	426,133
Hexcel Corp.	1,215	80,652
Lockheed Martin Corp.(1)	1,483	438,123
Raytheon Co.(1)	2,198	424,610
Textron, Inc.	3,696	243,603
		2,129,052
Auto Components — 0.9%
Tenneco, Inc.	744	32,706
Visteon Corp.(2)	3,214	415,378
		448,084
Banks — 4.9%
Cambridge Bancorp	1,403	121,416
Central Pacific Financial Corp.(1)	20,546	588,643
First Financial Northwest, Inc.(1)	20,640	402,893
Franklin Financial Network, Inc.(1)(2)	11,369	427,474
Hanmi Financial Corp.	7,745	219,571
Independent Bank Corp.	3,370	85,935
RBB Bancorp(1)	4,645	149,197
West Bancorporation, Inc.(1)	15,247	383,462
		2,378,591
Beverages — 0.4%
Constellation Brands, Inc., Class A	855	187,134
Biotechnology — 4.5%
AbbVie, Inc.(1)	3,113	288,419
Acorda Therapeutics, Inc.(2)	1,531	43,940
Akebia Therapeutics, Inc.(2)	3,216	32,096
Alexion Pharmaceuticals, Inc.(2)	2,059	255,625
Amgen, Inc.(1)	2,193	404,806
Arbutus Biopharma Corp.(2)	11,121	81,183
Biogen, Inc.(2)	1,157	335,808
Celgene Corp.(1)(2)	2,816	223,647
CytomX Therapeutics, Inc.(2)	1,954	44,668
Emergent BioSolutions, Inc.(2)	1,368	69,070
Genomic Health, Inc.(2)	1,984	99,994
Ionis Pharmaceuticals, Inc.(2)	1,366	56,921
Pieris Pharmaceuticals, Inc.(2)	4,727	23,966
Protagonist Therapeutics, Inc.(2)	6,405	43,042
Regeneron Pharmaceuticals, Inc.(2)	311	107,292
Surface Oncology, Inc.(2)	2,865	46,728

10

	Shares	Value
Vertex Pharmaceuticals, Inc.(2)	161	$27,363
		2,184,568
Building Products — 0.1%
Trex Co., Inc.(2)	614	38,430
Capital Markets — 1.4%
Cboe Global Markets, Inc.	1,136	118,224
Evercore, Inc., Class A	528	55,678
Federated Investors, Inc., Class B	1,420	33,114
Piper Jaffray Cos.	511	39,270
SEI Investments Co.(1)	4,996	312,350
Silvercrest Asset Management Group, Inc., Class A	7,043	114,801
		673,437
Chemicals — 1.6%
Huntsman Corp.	4,889	142,759
Kraton Corp.(2)	1,138	52,507
LyondellBasell Industries NV, Class A(1)	2,252	247,382
Praxair, Inc.	646	102,165
WR Grace & Co.(1)	3,066	224,769
		769,582
Commercial Services and Supplies — 1.4%
Brady Corp., Class A	2,321	89,474
Herman Miller, Inc.	2,423	82,140
McGrath RentCorp(1)	2,582	163,363
MSA Safety, Inc.(1)	2,879	277,363
Quad/Graphics, Inc.	4,288	89,319
		701,659
Communications Equipment — 1.2%
Arista Networks, Inc.(2)	146	37,594
ARRIS International plc(2)	7,640	186,760
F5 Networks, Inc.(1)(2)	1,563	269,539
Palo Alto Networks, Inc.(2)	236	48,491
Plantronics, Inc.	317	24,171
		566,555
Construction and Engineering — 1.1%
EMCOR Group, Inc.(1)	7,247	552,076
Consumer Finance — 1.3%
American Express Co.(1)	2,483	243,334
Elevate Credit, Inc.(2)	10,110	85,530
Enova International, Inc.(2)	3,267	119,409
Synchrony Financial	5,121	170,939
		619,212
Diversified Consumer Services — 1.2%
Cambium Learning Group, Inc.(2)	8,207	91,508
Grand Canyon Education, Inc.(1)(2)	2,295	256,145
H&R Block, Inc.	8,264	188,254
Liberty Tax, Inc.	3,707	29,934
		565,841

11

	Shares	Value
Diversified Financial Services — 0.1%
Marlin Business Services Corp.	1,756	$52,417
Diversified Telecommunication Services — 0.4%
Ooma, Inc.(2)	7,535	106,620
Vonage Holdings Corp.(2)	8,954	115,417
		222,037
Electrical Equipment — 1.0%
AMETEK, Inc.(1)	3,430	247,509
Generac Holdings, Inc.(1)(2)	4,454	230,405
		477,914
Electronic Equipment, Instruments and Components — 1.1%
Coherent, Inc.(2)	645	100,891
National Instruments Corp.	694	29,134
Trimble, Inc.(2)	2,013	66,107
Zebra Technologies Corp., Class A(1)(2)	2,376	340,362
		536,494
Energy Equipment and Services — 1.3%
Halliburton Co.(1)	14,396	648,684
Equity Real Estate Investment Trusts (REITs) — 5.2%
Gaming and Leisure Properties, Inc.(1)	13,299	476,104
GEO Group, Inc. (The)	3,533	97,299
MedEquities Realty Trust, Inc.(1)	27,754	305,849
PotlatchDeltic Corp.(1)	12,159	618,285
PS Business Parks, Inc.(1)	6,125	787,063
Tanger Factory Outlet Centers, Inc.(1)	11,540	271,075
		2,555,675
Food Products — 0.1%
Hostess Brands, Inc.(2)	2,415	32,844
Health Care Equipment and Supplies — 4.1%
Atrion Corp.	107	64,136
Boston Scientific Corp.(2)	2,581	84,399
CONMED Corp.	2,291	167,701
Edwards Lifesciences Corp.(2)	1,043	151,829
Globus Medical, Inc., Class A(1)(2)	6,863	346,307
Haemonetics Corp.(2)	2,095	187,880
Hill-Rom Holdings, Inc.(1)	2,381	207,956
IDEXX Laboratories, Inc.(2)	627	136,648
Integer Holdings Corp.(2)	2,158	139,515
Intuitive Surgical, Inc.(1)(2)	477	228,235
NuVasive, Inc.(2)	1,821	94,910
Orthofix International NV(2)	1,891	107,447
STAAR Surgical Co.(2)	2,793	86,583
		2,003,546
Health Care Providers and Services — 4.2%
Cigna Corp.(1)	2,709	460,394
Express Scripts Holding Co.(2)	395	30,498
Humana, Inc.	447	133,041

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	Shares	Value
Tivity Health, Inc.(2)	2,774	$97,645
UnitedHealth Group, Inc.(1)	3,476	852,802
WellCare Health Plans, Inc.(1)(2)	1,885	464,162
		2,038,542
Health Care Technology — 0.6%
athenahealth, Inc.(2)	205	32,624
Cerner Corp.(2)	2,440	145,887
HealthStream, Inc.	4,175	114,019
		292,530
Hotels, Restaurants and Leisure — 2.7%
Choice Hotels International, Inc.	361	27,292
Extended Stay America, Inc.	9,114	196,953
Las Vegas Sands Corp.(1)	8,908	680,215
Marriott International, Inc., Class A(1)	1,930	244,338
Wynn Resorts Ltd.	1,081	180,895
		1,329,693
Household Durables — 1.6%
KB Home(1)	9,479	258,208
NVR, Inc.(2)	9	26,733
PulteGroup, Inc.(1)	11,196	321,885
Toll Brothers, Inc.(1)	4,674	172,891
		779,717
Household Products — 1.2%
Kimberly-Clark Corp.(1)	5,522	581,687
Independent Power and Renewable Electricity Producers — 0.8%
NRG Energy, Inc.(1)	12,365	379,605
Insurance — 1.8%
Infinity Property & Casualty Corp.(1)	4,718	671,607
Progressive Corp. (The)	3,304	195,432
		867,039
Internet and Direct Marketing Retail — 2.3%
Amazon.com, Inc.(1)(2)	548	931,490
Nutrisystem, Inc.	2,662	102,487
Shutterfly, Inc.(2)	850	76,526
		1,110,503
Internet Software and Services — 6.3%
Alphabet, Inc., Class A(1)(2)	803	906,740
Alphabet, Inc., Class C(1)(2)	757	844,547
Care.com, Inc.(2)	6,975	145,638
Endurance International Group Holdings, Inc.(2)	5,925	58,954
Facebook, Inc., Class A(1)(2)	4,657	904,948
LogMeIn, Inc.	857	88,485
SPS Commerce, Inc.(2)	495	36,373
Stamps.com, Inc.(2)	205	51,875
TrueCar, Inc.(2)	3,139	31,672
		3,069,232

13

	Shares	Value
IT Services — 2.8%
Acxiom Corp.(2)	5,564	$166,642
CSG Systems International, Inc.(1)	945	38,622
International Business Machines Corp.(1)	2,175	303,848
MasterCard, Inc., Class A(1)	1,597	313,842
Paychex, Inc.	1,423	97,262
Syntel, Inc.(2)	3,079	98,805
Total System Services, Inc.	2,072	175,125
Unisys Corp.(2)	3,960	51,084
Visa, Inc., Class A	1,081	143,179
		1,388,409
Leisure Products — 0.3%
MCBC Holdings, Inc.(2)	1,753	50,749
Nautilus, Inc.(2)	3,474	54,542
Polaris Industries, Inc.	400	48,872
		154,163
Machinery — 3.5%
Caterpillar, Inc.(1)	2,139	290,198
Columbus McKinnon Corp.(1)	5,479	237,570
Harsco Corp.(2)	8,332	184,137
Ingersoll-Rand plc(1)	9,782	877,739
Toro Co. (The)(1)	2,489	149,962
		1,739,606
Media — 1.0%
DISH Network Corp., Class A(2)	5,928	199,240
Emerald Expositions Events, Inc.	4,304	88,663
Entravision Communications Corp., Class A	26,776	133,880
tronc, Inc.(2)	3,140	54,259
		476,042
Multiline Retail — 0.5%
Dollar Tree, Inc.(1)(2)	2,783	236,555
Oil, Gas and Consumable Fuels — 1.7%
Continental Resources, Inc.(1)(2)	3,914	253,471
Evolution Petroleum Corp.(1)	42,175	415,424
Isramco, Inc.(2)	249	30,602
Newfield Exploration Co.(2)	4,046	122,391
Westmoreland Coal Co.(2)	201,127	28,158
		850,046
Paper and Forest Products — 0.6%
Louisiana-Pacific Corp.(1)	10,758	292,833
Personal Products — 0.1%
Nu Skin Enterprises, Inc., Class A	551	43,083
Pharmaceuticals — 4.5%
Allergan plc(1)	1,927	321,269
Bristol-Myers Squibb Co.	6,241	345,377
Eli Lilly & Co.(1)	5,443	464,451
Endo International plc(2)	4,215	39,748

14

	Shares	Value
Horizon Pharma plc(2)	4,743	$78,544
Innoviva, Inc.(2)	2,422	33,424
Johnson & Johnson(1)	5,554	673,922
Zoetis, Inc.(1)	2,928	249,436
		2,206,171
Professional Services — 3.3%
ASGN, Inc.(1)(2)	3,291	257,323
Dun & Bradstreet Corp. (The)(1)	2,784	341,458
Insperity, Inc.(1)	2,969	282,797
Kforce, Inc.	1,952	66,954
Robert Half International, Inc.(1)	8,397	546,645
TrueBlue, Inc.(2)	2,833	76,349
WageWorks, Inc.(2)	732	36,600
		1,608,126
Real Estate Management and Development — 0.5%
Newmark Group, Inc., Class A(1)	18,271	259,996
Road and Rail — 0.3%
ArcBest Corp.	1,755	80,204
Avis Budget Group, Inc.(2)	2,675	86,937
		167,141
Semiconductors and Semiconductor Equipment — 4.3%
Advanced Energy Industries, Inc.(2)	925	53,733
Amkor Technology, Inc.(2)	3,827	32,874
Applied Materials, Inc.(1)	7,704	355,848
Broadcom, Inc.	382	92,688
Cabot Microelectronics Corp.	988	106,269
Cypress Semiconductor Corp.	4,558	71,014
Intel Corp.	627	31,168
KLA-Tencor Corp.	791	81,101
Lam Research Corp.	925	159,886
Lattice Semiconductor Corp.(2)	9,585	62,878
Micron Technology, Inc.(2)	624	32,723
MKS Instruments, Inc.	1,805	172,738
Nanometrics, Inc.(2)	1,160	41,076
NVIDIA Corp.	1,341	317,683
ON Semiconductor Corp.(1)(2)	11,591	257,726
Qorvo, Inc.(2)	1,102	88,347
Rudolph Technologies, Inc.(2)	1,465	43,364
Texas Instruments, Inc.	988	108,927
		2,110,043
Software — 10.5%
A10 Networks, Inc.(2)	3,848	23,973
Activision Blizzard, Inc.(1)	6,126	467,536
Adobe Systems, Inc.(1)(2)	2,923	712,657
Aspen Technology, Inc.(1)(2)	2,947	273,305
Cadence Design Systems, Inc.(1)(2)	6,118	264,971
CDK Global, Inc.	1,708	111,105

15

	Shares	Value
Citrix Systems, Inc.(2)	558	$58,501
Electronic Arts, Inc.(1)(2)	1,986	280,066
Fair Isaac Corp.(1)(2)	1,097	212,072
Intuit, Inc.	523	106,851
Microsoft Corp.(1)	9,673	953,854
Oracle Corp.(New York)(1)	5,436	239,510
Paylocity Holding Corp.(2)	419	24,662
Pegasystems, Inc.	1,321	72,391
Progress Software Corp.(1)	4,920	190,994
Rosetta Stone, Inc.(2)	1,970	31,579
salesforce.com, Inc.(1)(2)	2,613	356,413
Symantec Corp.	2,441	50,407
Synopsys, Inc.(1)(2)	4,931	421,946
Ultimate Software Group, Inc. (The)(2)	174	44,772
Verint Systems, Inc.(2)	1,794	79,564
VMware, Inc., Class A(2)	343	50,411
Zendesk, Inc.(2)	1,192	64,952
Zix Corp.(2)	7,216	38,894
		5,131,386
Specialty Retail — 1.9%
Asbury Automotive Group, Inc.(2)	1,308	89,664
AutoZone, Inc.(1)(2)	391	262,334
Burlington Stores, Inc.(2)	278	41,847
Conn's, Inc.(2)	797	26,301
Five Below, Inc.(2)	448	43,774
J. Jill, Inc.(2)	2,888	26,974
Ross Stores, Inc.(1)	3,615	306,371
Tailored Brands, Inc.	5,106	130,305
		927,570
Technology Hardware, Storage and Peripherals — 2.5%
Apple, Inc.(1)	5,006	926,661
NetApp, Inc.	1,773	139,234
Western Digital Corp.	2,196	169,992
		1,235,887
Textiles, Apparel and Luxury Goods — 2.3%
Columbia Sportswear Co.	1,641	150,102
Deckers Outdoor Corp.(1)(2)	4,488	506,650
Michael Kors Holdings Ltd.(2)	3,739	249,018
Oxford Industries, Inc.	1,231	102,148
Tapestry, Inc.	2,666	124,529
		1,132,447
Thrifts and Mortgage Finance — 1.9%
Essent Group Ltd.(2)	1,228	43,987
FS Bancorp, Inc.(1)	3,312	209,484
Luther Burbank Corp.(1)	17,607	202,568
Merchants Bancorp	4,171	118,999

16

	Shares	Value
Sterling Bancorp, Inc.(1)	26,371	$352,317
		927,355
Tobacco — 0.1%
Turning Point Brands, Inc.	2,070	66,033
Trading Companies and Distributors — 1.1%
HD Supply Holdings, Inc.(2)	3,719	159,508
Kaman Corp.	1,354	94,360
MSC Industrial Direct Co., Inc., Class A	1,400	118,790
W.W. Grainger, Inc.	576	177,639
		550,297
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.(1)(2)	6,421	383,655
TOTAL COMMON STOCKS (Cost $43,450,442)		50,679,224
TEMPORARY CASH INVESTMENTS — 49.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $13,542,654), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $13,271,194)		13,269,259
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $11,281,334), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $11,059,829)		11,059,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	17,900	17,900
TOTAL TEMPORARY CASH INVESTMENTS (Cost $24,346,159)		24,346,159
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 153.4% (Cost $67,796,601)		75,025,383
COMMON STOCKS SOLD SHORT — (54.6)%
Aerospace and Defense — (1.4)%
BWX Technologies, Inc.	(7,943)	(495,008)
Kratos Defense & Security Solutions, Inc.	(9,901)	(113,961)
Mercury Systems, Inc.	(1,488)	(56,633)
		(665,602)
Air Freight and Logistics — (0.2)%
Air Transport Services Group, Inc.	(5,378)	(121,489)
Airlines — (0.1)%
Allegiant Travel Co.	(227)	(31,542)
Auto Components — (1.1)%
Fox Factory Holding Corp.	(1,092)	(50,833)
Lear Corp.	(171)	(31,773)
Standard Motor Products, Inc.	(9,220)	(445,695)
		(528,301)
Banks — (5.6)%
Allegiance Bancshares, Inc.	(1,153)	(49,983)
Blue Hills Bancorp, Inc.	(13,459)	(298,790)
Equity Bancshares, Inc., Class A	(4,264)	(176,871)
First Foundation, Inc.	(3,180)	(58,957)
Green Bancorp, Inc.	(5,099)	(110,138)
HarborOne Bancorp, Inc.	(14,623)	(276,960)

17

	Shares	Value
Home BancShares, Inc.	(11,893)	$(268,306)
Howard Bancorp, Inc.	(7,143)	(128,574)
LegacyTexas Financial Group, Inc.	(1,906)	(74,372)
Pinnacle Financial Partners, Inc.	(11,068)	(679,022)
Texas Capital Bancshares, Inc.	(4,126)	(377,529)
Triumph Bancorp, Inc.	(5,870)	(239,202)
		(2,738,704)
Biotechnology — (3.2)%
Acceleron Pharma, Inc.	(905)	(43,911)
Aimmune Therapeutics, Inc.	(4,030)	(108,367)
Alnylam Pharmaceuticals, Inc.	(517)	(50,919)
AnaptysBio, Inc.	(715)	(50,794)
Audentes Therapeutics, Inc.	(2,724)	(104,084)
Biohaven Pharmaceutical Holding Co. Ltd.	(695)	(27,466)
Bluebird Bio, Inc.	(151)	(23,699)
Blueprint Medicines Corp.	(2,336)	(148,289)
Celcuity, Inc.	(4,316)	(107,123)
Deciphera Pharmaceuticals, Inc.	(2,109)	(82,989)
Fate Therapeutics, Inc.	(3,566)	(40,438)
Fennec Pharmaceuticals, Inc.	(2,323)	(24,252)
FibroGen, Inc.	(1,037)	(64,916)
G1 Therapeutics, Inc.	(1,395)	(60,627)
Global Blood Therapeutics, Inc.	(977)	(44,160)
Immunomedics, Inc.	(1,768)	(41,849)
Insmed, Inc.	(1,806)	(42,712)
Iovance Biotherapeutics, Inc.	(4,052)	(51,866)
Madrigal Pharmaceuticals, Inc.	(335)	(93,696)
Natera, Inc.	(1,221)	(22,979)
Sage Therapeutics, Inc.	(877)	(137,277)
Sarepta Therapeutics, Inc.	(1,403)	(185,449)
		(1,557,862)
Building Products — (1.2)%
AAON, Inc.	(12,084)	(401,793)
Insteel Industries, Inc.	(5,058)	(168,937)
		(570,730)
Capital Markets — (1.8)%
Eaton Vance Corp.	(1,764)	(92,063)
Hamilton Lane, Inc., Class A	(5,138)	(246,470)
Moelis & Co., Class A	(1,144)	(67,095)
T Rowe Price Group, Inc.	(2,068)	(240,074)
Virtu Financial, Inc., Class A	(1,920)	(50,976)
Virtus Investment Partners, Inc.	(1,406)	(179,898)
		(876,576)
Chemicals — (1.8)%
Albemarle Corp.	(456)	(43,014)
Chase Corp.	(1,895)	(222,189)
Ecolab, Inc.	(518)	(72,691)

18

	Shares	Value
HB Fuller Co.	(6,905)	$(370,660)
NewMarket Corp.	(227)	(91,822)
Quaker Chemical Corp.	(517)	(80,068)
		(880,444)
Commercial Services and Supplies — (2.1)%
Brink's Co. (The)	(4,380)	(349,305)
Healthcare Services Group, Inc.	(12,024)	(519,316)
Multi-Color Corp.	(2,335)	(150,958)
		(1,019,579)
Construction and Engineering — (1.1)%
MasTec, Inc.	(5,716)	(290,087)
MYR Group, Inc.	(7,039)	(249,603)
		(539,690)
Construction Materials — (0.7)%
Vulcan Materials Co.	(2,543)	(328,200)
Containers and Packaging — (0.1)%
Crown Holdings, Inc.	(644)	(28,826)
Graphic Packaging Holding Co.	(2,281)	(33,097)
		(61,923)
Distributors — (0.2)%
Core-Mark Holding Co., Inc.	(5,434)	(123,352)
Diversified Consumer Services — (0.3)%
Bright Horizons Family Solutions, Inc.	(1,298)	(133,071)
Diversified Telecommunication Services — (0.4)%
Zayo Group Holdings, Inc.	(5,339)	(194,767)
Electrical Equipment — (0.3)%
AZZ, Inc.	(3,250)	(141,213)
Electronic Equipment, Instruments and Components — (2.2)%
Badger Meter, Inc.	(6,592)	(294,662)
FARO Technologies, Inc.	(1,347)	(73,210)
II-VI, Inc.	(7,842)	(340,735)
Mesa Laboratories, Inc.	(438)	(92,453)
Napco Security Technologies, Inc.	(8,289)	(121,434)
PAR Technology Corp.	(3,747)	(66,247)
Park Electrochemical Corp.	(4,863)	(112,773)
		(1,101,514)
Equity Real Estate Investment Trusts (REITs) — (3.0)%
Crown Castle International Corp.	(5,727)	(617,485)
Digital Realty Trust, Inc.	(3,323)	(370,780)
Equinix, Inc.	(466)	(200,329)
Iron Mountain, Inc.	(7,348)	(257,254)
		(1,445,848)
Food and Staples Retailing — (0.2)%
PriceSmart, Inc.	(1,337)	(120,999)
Health Care Equipment and Supplies — (2.4)%
AxoGen, Inc.	(2,703)	(135,826)
CryoLife, Inc.	(9,274)	(258,281)

19

	Shares	Value
Insulet Corp.	(3,123)	$(267,641)
Integra LifeSciences Holdings Corp.	(1,396)	(89,916)
iRhythm Technologies, Inc.	(3,932)	(319,003)
Tactile Systems Technology, Inc.	(1,665)	(86,580)
		(1,157,247)
Health Care Providers and Services — (1.3)%
Henry Schein, Inc.	(6,367)	(462,499)
LHC Group, Inc.	(2,126)	(181,964)
		(644,463)
Hotels, Restaurants and Leisure — (2.3)%
Aramark	(1,054)	(39,103)
Belmond Ltd., Class A	(20,216)	(225,408)
Caesars Entertainment Corp.	(5,068)	(54,228)
Churchill Downs, Inc.	(839)	(248,764)
Chuy's Holdings, Inc.	(3,947)	(121,173)
Drive Shack, Inc.	(20,499)	(158,252)
Golden Entertainment, Inc.	(2,984)	(80,538)
Lindblad Expeditions Holdings, Inc.	(5,979)	(79,222)
Potbelly Corp.	(7,775)	(100,686)
		(1,107,374)
Household Durables — (0.7)%
Leggett & Platt, Inc.	(1,680)	(74,995)
Mohawk Industries, Inc.	(979)	(209,770)
Universal Electronics, Inc.	(1,049)	(34,670)
		(319,435)
Household Products — (0.5)%
WD-40 Co.	(1,665)	(243,506)
Insurance — (2.1)%
Arch Capital Group Ltd.	(14,421)	(381,580)
Arthur J Gallagher & Co.	(370)	(24,154)
Aspen Insurance Holdings Ltd.	(1,423)	(57,916)
Marsh & McLennan Cos., Inc.	(1,548)	(126,889)
RLI Corp.	(6,785)	(449,099)
		(1,039,638)
Internet and Direct Marketing Retail — (0.8)%
Gaia, Inc.	(9,739)	(197,215)
TripAdvisor, Inc.	(779)	(43,398)
Wayfair, Inc., Class A	(1,232)	(146,312)
		(386,925)
Internet Software and Services — (1.1)%
2U, Inc.	(6,112)	(510,719)
GTT Communications, Inc.	(1,028)	(46,260)
		(556,979)
IT Services — (4.1)%
Gartner, Inc.	(5,544)	(736,798)
Genpact Ltd.	(13,794)	(399,060)
Global Payments, Inc.	(2,366)	(263,785)

20

	Shares	Value
StarTek, Inc.	(3,803)	$(23,921)
WEX, Inc.	(752)	(143,241)
Worldpay, Inc., Class A	(5,296)	(433,107)
		(1,999,912)
Machinery — (2.6)%
Albany International Corp., Class A	(995)	(59,849)
CIRCOR International, Inc.	(4,478)	(165,507)
Evoqua Water Technologies Corp.	(5,105)	(104,652)
John Bean Technologies Corp.	(5,843)	(519,443)
Middleby Corp. (The)	(1,995)	(208,318)
NN, Inc.	(3,259)	(61,595)
Sun Hydraulics Corp.	(2,594)	(125,005)
Welbilt, Inc.	(1,268)	(28,289)
		(1,272,658)
Media — (2.4)%
GCI Liberty, Inc., Class A	(3,093)	(139,433)
Hemisphere Media Group, Inc.	(7,918)	(103,726)
Live Nation Entertainment, Inc.	(7,079)	(343,827)
Loral Space & Communications, Inc.	(3,589)	(134,946)
New York Times Co. (The), Class A	(9,010)	(233,359)
Reading International, Inc., Class A	(15,334)	(244,577)
		(1,199,868)
Oil, Gas and Consumable Fuels — (0.4)%
Cheniere Energy, Inc.	(859)	(55,998)
Diamondback Energy, Inc.	(967)	(127,228)
		(183,226)
Personal Products — (0.2)%
Coty, Inc., Class A	(6,892)	(97,177)
Pharmaceuticals — (0.6)%
Aerie Pharmaceuticals, Inc.	(1,421)	(95,989)
Catalent, Inc.	(2,313)	(96,892)
MyoKardia, Inc.	(1,339)	(66,481)
Zogenix, Inc.	(800)	(35,360)
		(294,722)
Professional Services — (1.3)%
Forrester Research, Inc.	(6,736)	(282,575)
Franklin Covey Co.	(4,702)	(115,434)
InnerWorkings, Inc.	(6,351)	(55,190)
TriNet Group, Inc.	(3,392)	(189,749)
		(642,948)
Real Estate Management and Development — (0.2)%
Consolidated-Tomoka Land Co.	(528)	(32,477)
Kennedy-Wilson Holdings, Inc.	(2,282)	(48,265)
		(80,742)
Semiconductors and Semiconductor Equipment — (0.8)%
Alpha & Omega Semiconductor Ltd.	(7,923)	(112,824)
Monolithic Power Systems, Inc.	(508)	(67,904)

21

	Shares	Value
NVE Corp.	(1,281)	$(156,000)
PDF Solutions, Inc.	(6,230)	(74,635)
		(411,363)
Software — (0.5)%
8x8, Inc.	(5,109)	(102,435)
Guidewire Software, Inc.	(1,732)	(153,767)
		(256,202)
Specialty Retail — (0.2)%
At Home Group, Inc.	(2,215)	(86,717)
National Vision Holdings, Inc.	(795)	(29,073)
		(115,790)
Technology Hardware, Storage and Peripherals — (0.9)%
Cray, Inc.	(3,357)	(82,582)
Super Micro Computer, Inc.	(1,352)	(31,975)
USA Technologies, Inc.	(24,502)	(343,028)
		(457,585)
Textiles, Apparel and Luxury Goods — (0.6)%
NIKE, Inc., Class B	(3,487)	(277,844)
Thrifts and Mortgage Finance — (0.4)%
Kearny Financial Corp.	(5,672)	(76,288)
Western New England Bancorp, Inc.	(9,368)	(103,048)
		(179,336)
Trading Companies and Distributors — (1.1)%
Beacon Roofing Supply, Inc.	(562)	(23,953)
SiteOne Landscape Supply, Inc.	(5,391)	(452,682)
Veritiv Corp.	(1,447)	(57,663)
		(534,298)
Water Utilities — (0.1)%
California Water Service Group	(1,275)	(49,661)
TOTAL COMMON STOCKS SOLD SHORT — (54.6)% (Proceeds $25,119,817)		(26,690,305)
OTHER ASSETS AND LIABILITIES — 1.2%		589,715
TOTAL NET ASSETS — 100.0%		$48,924,793

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $33,296,694.

(2)	Non-income producing.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $43,468,342)	$50,697,124
Repurchase agreements, at value (cost of $24,328,259)	24,328,259
Total investment securities, at value (cost of $67,796,601)	75,025,383
Receivable for investments sold	603,543
Receivable for capital shares sold	368,525
Dividends and interest receivable	16,921
76,014,372

Liabilities
Securities sold short, at value (proceeds of $25,119,817)	26,690,305
Payable for investments purchased	178,633
Payable for capital shares redeemed	129,943
Accrued management fees	56,882
Distribution and service fees payable	2,196
Dividend expense payable on securities sold short	9,663
Fees and charges payable on borrowings for securities sold short	21,957
27,089,579

Net Assets	$48,924,793

Net Assets Consist of:
Capital (par value and paid-in surplus)	$42,282,555
Accumulated net investment loss	(114,435)
Undistributed net realized gain	1,098,379
Net unrealized appreciation	5,658,294
$48,924,793

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$39,702,001	2,190,168	$18.13
I Class, $0.01 Par Value	$5,055,103	278,066	$18.18
A Class, $0.01 Par Value	$1,583,350	88,487	$17.89*
C Class, $0.01 Par Value	$1,817,395	106,892	$17.00
R Class, $0.01 Par Value	$766,944	43,508	$17.63
*Maximum offering price $18.98 (net asset value divided by 0.9425).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends	$631,734
Interest	202,747
834,481

Expenses:
Dividend expense on securities sold short	212,109
Fees and charges on borrowings for securities sold short	225,716
Management fees	658,321
Distribution and service fees:
A Class	4,668
C Class	20,823
R Class	3,150
Directors' fees and expenses	2,805
1,127,592

Net investment income (loss)	(293,111)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,445,928
Securities sold short transactions	(5,073,727)
2,372,201

Change in net unrealized appreciation (depreciation) on:
Investments	440,282
Securities sold short	(414,069)
26,213

Net realized and unrealized gain (loss)	2,398,414

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,105,303

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$(293,111)	$(33,936)
Net realized gain (loss)	2,372,201	4,701,387
Change in net unrealized appreciation (depreciation)	26,213	799,589
Net increase (decrease) in net assets resulting from operations	2,105,303	5,467,040

Distributions to Shareholders
From net investment income:
Investor Class	—	(14,589)
I Class	—	(906)
From net realized gains:
Investor Class	(2,804,255)	—
I Class	(130,005)	—
A Class	(135,710)	—
C Class	(152,548)	—
R Class	(49,146)	—
Decrease in net assets from distributions	(3,271,664)	(15,495)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	9,245,912	(7,641,652)

Net increase (decrease) in net assets	8,079,551	(2,190,107)

Net Assets
Beginning of period	40,845,242	43,035,349
End of period	$48,924,793	$40,845,242

Accumulated net investment loss	$(114,435)	—

See Notes to Financial Statements.

25

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Disciplined Long Short Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

26

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

27

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	1.1180% to 1.3000%	0.2500% to 0.3100%	1.44%
I Class		0.0500% to 0.1100%	1.24%
A Class		0.2500% to 0.3100%	1.44%
C Class		0.2500% to 0.3100%	1.44%
R Class		0.2500% to 0.3100%	1.44%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,044,684 and $921,145, respectively. The effect of interfund transactions on the Statement of Operations was $93,476 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2018 were $117,802,701 and $116,003,151, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	1,274,754	$23,619,522	709,766	$12,888,344
Issued in reinvestment of distributions	148,786	2,664,762	817	14,306
Redeemed	(1,165,589)	(21,437,057)	(936,332)	(16,384,723)
	257,951	4,847,227	(225,749)	(3,482,073)
I Class/Shares Authorized	25,000,000		25,000,000
Sold	275,796	5,086,168	2,782	48,694
Issued in reinvestment of distributions	7,247	130,005	52	906
Redeemed	(26,606)	(487,271)	(1,098)	(20,133)
	256,437	4,728,902	1,736	29,467
A Class/Shares Authorized	20,000,000		20,000,000
Sold	26,419	483,482	35,143	620,552
Issued in reinvestment of distributions	7,335	129,830	–	–
Redeemed	(51,825)	(945,562)	(261,037)	(4,661,858)
	(18,071)	(332,250)	(225,894)	(4,041,306)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	13,593	239,127	11,084	190,434
Issued in reinvestment of distributions	9,032	152,548	–	–
Redeemed	(40,415)	(706,839)	(36,154)	(606,319)
	(17,790)	(315,164)	(25,070)	(415,885)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	27,688	502,597	16,339	285,343
Issued in reinvestment of distributions	2,815	49,146	–	–
Redeemed	(13,075)	(234,546)	(985)	(17,198)
	17,428	317,197	15,354	268,145
Net increase (decrease)	495,955	$9,245,912	(459,623)	$(7,641,652)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$50,679,224	—	—
Temporary Cash Investments	17,900	$24,328,259	—
	$50,697,124	$24,328,259	—

Liabilities
Securities Sold Short
Common Stocks	$26,690,305	—	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	—	$15,486
Long-term capital gains	$3,271,664	$9

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$67,836,500
Gross tax appreciation of investments	$8,322,452
Gross tax depreciation of investments	(1,133,569)
Net tax appreciation (depreciation) of investments	7,188,883
Gross tax appreciation on securities sold short	714,574
Gross tax depreciation on securities sold short	(2,366,766)
Net tax appreciation (depreciation)	$5,536,691
Undistributed ordinary income	—
Accumulated long-term gains	$1,219,982
Late-year ordinary loss deferral	$(114,435)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$18.54	(0.11)	1.02	0.91	—	(1.32)	(1.32)	$18.13	5.06%	2.39%	1.44%	(0.58)%	243%	$39,702
2017	$16.17	—(3)	2.38	2.38	(0.01)	—	(0.01)	$18.54	14.65%	2.05%	1.45%	0.00%(4)	127%	$35,816
2016	$16.67	0.02	(0.25)	(0.23)	—(3)	(0.27)	(0.27)	$16.17	(1.40)%	1.91%	1.47%	0.14%	121%	$34,885
2015	$16.02	0.04	1.54	1.58	(0.01)	(0.92)	(0.93)	$16.67	10.22%	1.80%	1.45%	0.22%	115%	$47,976
2014	$12.65	0.03	3.76	3.79	(0.01)	(0.41)	(0.42)	$16.02	30.29%	1.81%	1.46%	0.17%	96%	$15,188
I Class
2018	$18.55	(0.06)	1.01	0.95	—	(1.32)	(1.32)	$18.18	5.22%	2.19%	1.24%	(0.38)%	243%	$5,055
2017	$16.18	0.04	2.37	2.41	(0.04)	—	(0.04)	$18.55	14.93%	1.85%	1.25%	0.20%	127%	$401
2016	$16.69	0.04	(0.24)	(0.20)	(0.04)	(0.27)	(0.31)	$16.18	(1.26)%	1.71%	1.27%	0.34%	121%	$322
2015	$16.03	0.06	1.57	1.63	(0.05)	(0.92)	(0.97)	$16.69	10.49%	1.60%	1.25%	0.42%	115%	$1,027
2014	$12.66	0.05	3.77	3.82	(0.04)	(0.41)	(0.45)	$16.03	30.52%	1.61%	1.26%	0.37%	96%	$503
A Class
2018	$18.36	(0.15)	1.00	0.85	—	(1.32)	(1.32)	$17.89	4.77%	2.64%	1.69%	(0.83)%	243%	$1,583
2017	$16.04	(0.05)	2.37	2.32	—	—	—	$18.36	14.40%	2.30%	1.70%	(0.25)%	127%	$1,956
2016	$16.59	(0.02)	(0.26)	(0.28)	—	(0.27)	(0.27)	$16.04	(1.72)%	2.16%	1.72%	(0.11)%	121%	$5,333
2015	$15.97	(0.01)	1.55	1.54	—	(0.92)	(0.92)	$16.59	9.97%	2.05%	1.70%	(0.03)%	115%	$6,083
2014	$12.63	(0.01)	3.76	3.75	—	(0.41)	(0.41)	$15.97	29.99%	2.06%	1.71%	(0.08)%	96%	$1,252

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$17.63	(0.28)	0.97	0.69	—	(1.32)	(1.32)	$17.00	3.97%	3.39%	2.44%	(1.58)%	243%	$1,817
2017	$15.53	(0.17)	2.27	2.10	—	—	—	$17.63	13.52%	3.05%	2.45%	(1.00)%	127%	$2,199
2016	$16.18	(0.14)	(0.24)	(0.38)	—	(0.27)	(0.27)	$15.53	(2.38)%	2.91%	2.47%	(0.86)%	121%	$2,325
2015	$15.71	(0.13)	1.52	1.39	—	(0.92)	(0.92)	$16.18	9.16%	2.80%	2.45%	(0.78)%	115%	$1,306
2014	$12.53	(0.12)	3.71	3.59	—	(0.41)	(0.41)	$15.71	28.94%	2.81%	2.46%	(0.83)%	96%	$699
R Class
2018	$18.15	(0.19)	0.99	0.80	—	(1.32)	(1.32)	$17.63	4.54%	2.89%	1.94%	(1.08)%	243%	$767
2017	$15.90	(0.08)	2.33	2.25	—	—	—	$18.15	14.09%	2.55%	1.95%	(0.50)%	127%	$473
2016	$16.48	(0.06)	(0.25)	(0.31)	—	(0.27)	(0.27)	$15.90	(1.91)%	2.41%	1.97%	(0.36)%	121%	$171
2015	$15.91	(0.04)	1.53	1.49	—	(0.92)	(0.92)	$16.48	9.69%	2.30%	1.95%	(0.28)%	115%	$44
2014	$12.62	(0.05)	3.75	3.70	—	(0.41)	(0.41)	$15.91	29.61%	2.31%	1.96%	(0.33)%	96%	$521

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of AC Alternatives® Disciplined Long Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Disciplined Long Short Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

34

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

35

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

36

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

37

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

38

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

39

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

40

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

41

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $3,337,401, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.

The fund utilized earnings and profits of $65,737 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92995 1808

ANNUAL REPORT
JUNE 30, 2018

AC Alternatives® Equity Market Neutral Fund
Investor Class (ALHIX)
I Class (ALISX)
Y Class (ALYIX)
A Class (ALIAX)
C Class (ALICX)
R Class (ALIRX)
R5 Class (ALIGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALHIX	1.71%	0.95%	0.34%	—	9/30/05
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	1.29%	0.38%	0.31%	—	—
I Class	ALISX	2.03%	1.16%	0.55%	—	9/30/05
Y Class	ALYIX	2.03%	—	—	0.71%	4/10/17
A Class	ALIAX					9/30/05
No sales charge		1.48%	0.69%	0.09%	—
With sales charge		-4.35%	-0.50%	-0.50%	—
C Class	ALICX	0.70%	-0.06%	-0.65%	—	9/30/05
R Class	ALIRX	1.23%	0.44%	-0.16%	—	9/30/05
R5 Class	ALIGX	1.94%	—	—	0.64%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $10,348

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,310

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class
2.92%	2.72%	2.67%	3.17%	3.92%	3.42%	2.72%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

The AC Alternatives Equity Market Neutral Fund returned 1.71%* for the fiscal year ended June 30, 2018, compared with the 1.29% return of its benchmark, the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index.

AC Alternatives Equity Market Neutral is managed to produce capital appreciation independent of equity market conditions, so its benchmark is a cash-equivalent asset: the three-month U.S. Treasury bill.

The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, quality, sentiment, and growth insights were supportive, while valuation signals detracted from results.

Industrials Holdings Were Largest Contributor

Within industrials, long positions within the professional services industry were one of the largest collective contributors to performance. A position in TriNet Group, a human resources outsourcing company, was among one of the largest individual contributors. We have since exited the position. The company’s stock rose during the period on the back of strong earnings supported by a tightening labor market. ASGN, another human resources company, also saw its stock price increase during the year and was another top contributor. Elsewhere in the sector, positioning in machinery and building products was also additive. In aerospace and defense, long positions in Boeing and Curtiss-Wright were among the top sector contributors.

Positioning within the financials sector was also additive. Long and short positions made the banking industry a top contributor within the sector. In capital markets, several long positions contributed to performance. Evercore, an investment banking company, saw its stock rise throughout the period and was one of the top contributors to portfolio performance. According to our factor model, it maintains high scores for quality, valuation, and sentiment. Elsewhere in the sector, positioning in thrifts and mortgage finance and consumer finance also contributed.

Holdings in the consumer discretionary sector were another source of strength. Auto components was the largest contributing industry for the sector. Long and short positions benefited returns. In textiles, apparel, and luxury goods, a long position in Deckers Outdoor was one of the highest-contributing individual positions for the year. The stock of the company rose during the period on the back of strong earnings, which were supported by solid consumer spending. The company retains high scores across all four factors of our stock selection model. A long position in Ralph Lauren was a strong contributor to performance. We have since exited the position. Long positions in the diversified consumer services industry were also additive.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Health Care Sector Led Detractors

Short positions within health care were the largest cumulative detractors. Short positions in biotechnology holdings such as Sage Therapeutics and AveXis were the largest detractors within the industry. Sage’s stock surged after reporting positive results from two drug trials, while gene therapy company AveXis was acquired by Novartis during the period at a premium, which meant our short positions detracted. Within health care equipment and supplies, short positions in Insulet and ICU Medical were among the portfolio’s largest overall detractors. We have since exited the position. Although Insulet’s stock rose during the period, the company has poor factor model scores for quality, valuation, and sentiment, leading us to a short position. ICU Medical scores poorly for valuation.

Positioning within real estate also negatively affected the portfolio. Long and short positions within the real estate management and development and equity real estate investment trusts (REITs) industries detracted. The largest detractor within the sector was a short position within Rayonier, an equity REIT manager, whose stock rose throughout the period on strength in timber and construction materials.

Portfolio Positioning

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level, in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. These bottom-up stock decisions collectively point toward long and short allocations to broader industries and sectors. At period-end, we have long positions in consumer discretionary, information technology, and materials holdings as we continue to see investment opportunities that offer the potential for gains across multiple measures of our stock-selection model in these sectors. In consumer discretionary, we believe consumer services is a key area of opportunity. In information technology, technology hardware and semiconductors are areas of particular interest. Large-cap technology stocks have been rewarded with price appreciation for their innovation, ingenuity, and growth. With high growth stocks occupying much of center stage the last few years, we believe it is important not to lose sight of valuations. As reflected in our model, on the long side, we want to look for growing, quality companies with lower valuations. It is our impression that these stocks have the best chance of outperforming over the long term. Conversely, our largest net short positions at period-end were in utilities and financials. Utilities stocks score poorly across multiple dimensions of our model. Specifically, we see opportunity for profit in water and electric utilities. In financials, we see diversified financials and insurance as areas of opportunity for short positions.

Fund Characteristics

JUNE 30, 2018
Top Ten Long Holdings	% of net assets
PotlatchDeltic Corp.	0.96%
Southwestern Energy Co.	0.95%
WR Grace & Co.	0.94%
Evercore, Inc., Class A	0.93%
Assurant, Inc.	0.91%
Forest City Realty Trust, Inc., Class A	0.91%
Edgewell Personal Care Co.	0.90%
Whitehaven Coal Ltd.	0.90%
Grand Canyon Education, Inc.	0.90%
Robert Half International, Inc.	0.90%

Top Ten Short Holdings	% of net assets
NIKE, Inc., Class B	(1.01)%
Core-Mark Holding Co., Inc.	(0.96)%
United Bankshares, Inc.	(0.96)%
Gartner, Inc.	(0.95)%
Sterling Bancorp	(0.95)%
WR Berkley Corp.	(0.94)%
Ecolab, Inc.	(0.93)%
Leggett & Platt, Inc.	(0.93)%
Zayo Group Holdings, Inc.	(0.92)%
Healthcare Services Group, Inc.	(0.91)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	76.2%
Foreign Common Stocks*	17.8%
Domestic Common Stocks Sold Short	(76.9)%
Foreign Common Stocks Sold Short*	(16.8)%
Temporary Cash Investments	4.5%
Other Assets and Liabilities	95.2%**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits for securities sold short at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,007.10	$15.38	3.09%
I Class	$1,000	$1,008.70	$14.39	2.89%
Y Class	$1,000	$1,008.70	$14.14	2.84%
A Class	$1,000	$1,005.50	$16.61	3.34%
C Class	$1,000	$1,002.00	$20.30	4.09%
R Class	$1,000	$1,004.70	$17.84	3.59%
R5 Class	$1,000	$1,007.80	$14.39	2.89%
Hypothetical
Investor Class	$1,000	$1,009.47	$15.40	3.09%
I Class	$1,000	$1,010.46	$14.41	2.89%
Y Class	$1,000	$1,010.71	$14.16	2.84%
A Class	$1,000	$1,008.23	$16.63	3.34%
C Class	$1,000	$1,004.51	$20.33	4.09%
R Class	$1,000	$1,006.99	$17.86	3.59%
R5 Class	$1,000	$1,010.46	$14.41	2.89%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 94.0%
Aerospace and Defense — 2.7%
Boeing Co. (The)	1,002	$336,181
Curtiss-Wright Corp.	4,230	503,455
General Dynamics Corp.	3,004	559,976
Lockheed Martin Corp.	842	248,752
Textron, Inc.	6,275	413,585
		2,061,949
Air Freight and Logistics — 0.7%
Royal Mail plc	82,750	551,944
Airlines — 1.2%
Deutsche Lufthansa AG	16,370	393,808
International Consolidated Airlines Group SA	64,249	564,375
		958,183
Auto Components — 1.1%
TS Tech Co. Ltd.	3,700	154,564
Visteon Corp.(1)(2)	5,135	663,647
		818,211
Automobiles — 0.6%
Peugeot SA	19,188	438,296
Banks — 7.0%
Bank of America Corp.(1)	24,564	692,459
BB&T Corp.	3,269	164,888
Fifth Third Bancorp(1)	22,677	650,830
First Citizens BancShares, Inc., Class A(1)	1,404	566,233
First Hawaiian, Inc.(1)	21,858	634,319
Huntington Bancshares, Inc.	13,873	204,766
JPMorgan Chase & Co.(1)	6,532	680,635
Regions Financial Corp.	12,030	213,893
SunTrust Banks, Inc.(1)	9,210	608,044
U.S. Bancorp(1)	12,629	631,703
United Overseas Bank Ltd.	19,247	378,018
		5,425,788
Beverages — 0.7%
Molson Coors Brewing Co., Class B	8,316	565,821
Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc.(2)	1,567	194,543
Amgen, Inc.	977	180,344
Biogen, Inc.(2)	615	178,498
Celgene Corp.(2)	2,384	189,337
Regeneron Pharmaceuticals, Inc.(2)	533	183,880
		926,602

	Shares	Value
Building Products — 0.1%
Trex Co., Inc.(2)	1,550	$97,015
Capital Markets — 2.9%
Affiliated Managers Group, Inc.	3,809	566,284
Evercore, Inc., Class A(1)	6,858	723,176
Federated Investors, Inc., Class B	10,431	243,251
Investec plc	68,160	483,954
MSCI, Inc.(1)	580	95,949
SEI Investments Co.	1,889	118,100
		2,230,714
Chemicals — 3.3%
Chemours Co. (The)	4,752	210,799
Covestro AG	2,300	205,259
Eastman Chemical Co.	5,584	558,177
Scotts Miracle-Gro Co. (The)	3,205	266,528
Tokuyama Corp.	18,300	587,603
WR Grace & Co.(1)	9,952	729,581
		2,557,947
Commercial Services and Supplies — 2.3%
Herman Miller, Inc.	18,296	620,235
MSA Safety, Inc.(1)	6,053	583,146
Pitney Bowes, Inc.	66,560	570,419
		1,773,800
Communications Equipment — 1.5%
ARRIS International plc(2)	11,262	275,300
Ciena Corp.(2)	10,814	286,679
F5 Networks, Inc.(1)(2)	3,587	618,578
		1,180,557
Construction and Engineering — 0.8%
EMCOR Group, Inc.	6,619	504,235
Fomento de Construcciones y Contratas SA(2)	10,536	132,883
		637,118
Consumer Finance — 2.2%
American Express Co.	4,138	405,524
Discover Financial Services	1,459	102,728
OneMain Holdings, Inc.(1)(2)	18,049	600,851
Synchrony Financial	17,629	588,456
		1,697,559
Containers and Packaging — 0.4%
Berry Global Group, Inc.(2)	6,185	284,139
Diversified Consumer Services — 2.4%
Adtalem Global Education, Inc.(1)(2)	12,950	622,895
Graham Holdings Co., Class B	989	579,653
Grand Canyon Education, Inc.(1)(2)	6,251	697,674
		1,900,222
Diversified Telecommunication Services — 0.6%
Telenor ASA	23,504	482,383

	Shares	Value
Electric Utilities — 0.6%
Portland General Electric Co.	10,892	$465,742
Electronic Equipment, Instruments and Components — 1.0%
Coherent, Inc.(2)	478	74,769
Jabil, Inc.	17,243	476,941
Zebra Technologies Corp., Class A(2)	1,473	211,007
		762,717
Energy Equipment and Services — 1.3%
Diamond Offshore Drilling, Inc.(2)	21,126	440,688
Halliburton Co.(1)	13,063	588,619
		1,029,307
Equity Real Estate Investment Trusts (REITs) — 5.1%
CoreCivic, Inc.	3,414	81,561
Forest City Realty Trust, Inc., Class A(1)	31,007	707,270
Park Hotels & Resorts, Inc.	19,662	602,247
PotlatchDeltic Corp.(1)	14,721	748,563
PS Business Parks, Inc.	2,924	375,734
Segro plc	52,115	460,405
Select Income REIT	19,375	435,356
Weingarten Realty Investors	19,046	586,807
		3,997,943
Food and Staples Retailing — 0.7%
cocokara fine, Inc.	9,200	565,885
Food Products — 0.7%
a2 Milk Co. Ltd.(2)	11,907	92,420
Health and Happiness H&H International Holdings Ltd.(2)	65,500	451,661
		544,081
Health Care Equipment and Supplies — 2.8%
Edwards Lifesciences Corp.(2)	1,794	261,153
Globus Medical, Inc., Class A(1)(2)	11,884	599,667
Hill-Rom Holdings, Inc.	6,858	598,978
STERIS plc	2,814	295,498
Varian Medical Systems, Inc.(2)	3,845	437,253
		2,192,549
Health Care Providers and Services — 1.7%
Cigna Corp.	1,810	307,609
Express Scripts Holding Co.(2)	6,928	534,911
UnitedHealth Group, Inc.	1,855	455,106
		1,297,626
Health Care Technology — 0.8%
Cerner Corp.(1)(2)	10,551	630,844
Hotels, Restaurants and Leisure — 2.6%
Choice Hotels International, Inc.	7,609	575,240
Las Vegas Sands Corp.(1)	7,864	600,495
Sands China Ltd.	89,200	476,948
Wyndham Destinations, Inc.	2,088	92,436

	Shares	Value
Wynn Resorts Ltd.	1,734	$290,167
		2,035,286
Household Durables — 1.3%
KB Home	16,003	435,922
PulteGroup, Inc.	1,703	48,961
Toll Brothers, Inc.	14,095	521,374
		1,006,257
Household Products — 0.8%
Kimberly-Clark Corp.	5,902	621,717
Independent Power and Renewable Electricity Producers — 0.9%
AES Corp.	48,301	647,717
NRG Energy, Inc.	2,483	76,228
		723,945
Industrial Conglomerates — 0.8%
Honeywell International, Inc.	4,101	590,749
Insurance — 3.2%
Assurant, Inc.(1)	6,870	710,976
First American Financial Corp.	11,281	583,453
Hartford Financial Services Group, Inc. (The)	11,483	587,126
Torchmark Corp.(1)	7,128	580,291
		2,461,846
Internet and Direct Marketing Retail — 0.2%
Amazon.com, Inc.(2)	50	84,990
Groupon, Inc.(2)	18,607	80,010
		165,000
Internet Software and Services — 1.7%
Alphabet, Inc., Class A(2)	569	642,509
Facebook, Inc., Class A(2)	2,421	470,449
LogMeIn, Inc.	1,716	177,177
		1,290,135
IT Services — 1.4%
Acxiom Corp.(2)	20,712	620,325
Total System Services, Inc.	5,127	433,334
		1,053,659
Leisure Products — 0.8%
Sega Sammy Holdings, Inc.	37,700	646,295
Machinery — 3.7%
Allison Transmission Holdings, Inc.(1)	14,089	570,464
Ingersoll-Rand plc	7,155	642,018
Oshkosh Corp.	7,880	554,122
Pentair plc	6,487	272,973
Terex Corp.(1)	16,437	693,477
Wacker Neuson SE	5,218	132,596
		2,865,650
Media — 0.6%
ProSiebenSat.1 Media SE	13,776	349,584

	Shares	Value
Walt Disney Co. (The)	742	$77,769
		427,353
Metals and Mining — 1.8%
Anglo American plc	2,073	46,367
Antofagasta plc	43,317	565,960
Iluka Resources Ltd.	27,537	227,834
St. Barbara Ltd.	164,039	586,348
		1,426,509
Multiline Retail — 0.4%
Next plc	3,457	276,024
Oil, Gas and Consumable Fuels — 6.6%
Aker BP ASA	16,510	609,773
Chesapeake Energy Corp.(2)	24,444	128,087
Chevron Corp.	2,263	286,111
ConocoPhillips	3,618	251,885
Continental Resources, Inc.(2)	6,201	401,577
Gaztransport Et Technigaz SA	6,030	369,696
HollyFrontier Corp.	6,382	436,720
PBF Energy, Inc., Class A(1)	15,565	652,640
Plains GP Holdings LP, Class A	24,383	582,998
Southwestern Energy Co.(1)(2)	139,544	739,583
Whitehaven Coal Ltd.	163,291	698,476
		5,157,546
Paper and Forest Products — 1.5%
Louisiana-Pacific Corp.	21,383	582,045
UPM-Kymmene Oyj	15,978	571,342
		1,153,387
Personal Products — 1.8%
Edgewell Personal Care Co.(1)(2)	13,858	699,275
Nu Skin Enterprises, Inc., Class A(1)	8,503	664,849
		1,364,124
Pharmaceuticals — 1.6%
Allergan plc	1,137	189,561
Astellas Pharma, Inc.	12,400	189,167
GlaxoSmithKline plc	9,317	188,106
H Lundbeck A/S	2,717	190,958
Horizon Pharma plc(2)	11,358	188,088
Indivior plc(2)	27,951	141,356
Roche Holding AG	831	185,072
		1,272,308
Professional Services — 2.5%
ASGN, Inc.(1)(2)	8,079	631,697
Dun & Bradstreet Corp. (The)(1)	5,183	635,695
Robert Half International, Inc.(1)	10,712	697,351
		1,964,743
Real Estate Management and Development — 0.3%
Jones Lang LaSalle, Inc.	1,530	253,965

	Shares	Value
Road and Rail — 0.7%
National Express Group plc	109,294	$579,271
Semiconductors and Semiconductor Equipment — 1.4%
Advanced Energy Industries, Inc.(2)	1,059	61,517
Applied Materials, Inc.	9,109	420,745
Cirrus Logic, Inc.(2)	2,278	87,316
MKS Instruments, Inc.	5,288	506,062
Skyworks Solutions, Inc.	494	47,745
		1,123,385
Software — 2.8%
Aspen Technology, Inc.(2)	5,855	542,993
Cadence Design Systems, Inc.(2)	14,554	630,334
Electronic Arts, Inc.(2)	2,073	292,334
Synopsys, Inc.(2)	6,816	583,245
Verint Systems, Inc.(2)	3,458	153,362
		2,202,268
Specialty Retail — 2.2%
AutoZone, Inc.(2)	869	583,038
Sally Beauty Holdings, Inc.(2)	40,530	649,696
Signet Jewelers Ltd.	8,391	467,798
		1,700,532
Technology Hardware, Storage and Peripherals — 0.7%
Toshiba TEC Corp.	69,000	420,675
Western Digital Corp.	1,857	143,750
		564,425
Textiles, Apparel and Luxury Goods — 2.2%
Deckers Outdoor Corp.(1)(2)	5,071	572,465
HUGO BOSS AG	4,688	425,708
Michael Kors Holdings Ltd.(2)	10,421	694,039
		1,692,212
Thrifts and Mortgage Finance — 0.5%
Essent Group Ltd.(2)	10,748	384,993
Trading Companies and Distributors — 1.8%
HD Supply Holdings, Inc.(2)	12,521	537,026
MSC Industrial Direct Co., Inc., Class A	2,658	225,531
United Rentals, Inc.(1)(2)	4,057	598,894
		1,361,451
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.(2)	10,355	618,711
TOTAL COMMON STOCKS (Cost $67,336,479)		73,058,688
TEMPORARY CASH INVESTMENTS — 4.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $1,951,242), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $1,912,130)		1,911,851
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $1,627,356), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $1,593,119)		1,593,000

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,398	$5,398
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,510,249)		3,510,249
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 98.5% (Cost $70,846,728)		76,568,937
COMMON STOCKS SOLD SHORT — (93.7)%
Aerospace and Defense — (0.7)%
BWX Technologies, Inc.	(8,717)	(543,243)
Airlines — (1.3)%
Allegiant Travel Co.	(4,242)	(589,426)
Spirit Airlines, Inc.	(11,308)	(411,046)
		(1,000,472)
Auto Components — (0.8)%
Adient plc	(11,764)	(578,671)
Goodyear Tire & Rubber Co. (The)	(1,561)	(36,356)
		(615,027)
Banks — (5.9)%
Bankia SA	(143,018)	(535,622)
Columbia Banking System, Inc.	(3,236)	(132,352)
First Financial Bancorp	(6,510)	(199,532)
Hancock Whitney Corp.	(919)	(42,871)
Home BancShares, Inc.	(29,727)	(670,641)
Pinnacle Financial Partners, Inc.	(11,101)	(681,046)
Simmons First National Corp., Class A	(6,811)	(203,649)
Sterling Bancorp	(31,357)	(736,890)
Texas Capital Bancshares, Inc.	(5,904)	(540,216)
Union Bankshares Corp.	(3,072)	(119,439)
United Bankshares, Inc.	(20,460)	(744,744)
		(4,607,002)
Biotechnology — (1.9)%
Alnylam Pharmaceuticals, Inc.	(1,818)	(179,055)
Bluebird Bio, Inc.	(1,084)	(170,134)
Blueprint Medicines Corp.	(3,160)	(200,597)
Global Blood Therapeutics, Inc.	(4,066)	(183,783)
Immunomedics, Inc.	(8,030)	(190,070)
Neurocrine Biosciences, Inc.	(733)	(72,010)
Sage Therapeutics, Inc.	(1,047)	(163,887)
Sarepta Therapeutics, Inc.	(1,269)	(167,736)
Spark Therapeutics, Inc.	(1,757)	(145,409)
		(1,472,681)
Building Products — (0.7)%
Tarkett SA	(19,731)	(568,673)
Capital Markets — (3.6)%
Bank of New York Mellon Corp. (The)	(6,546)	(353,026)
Brookfield Asset Management, Inc., Class A	(15,445)	(626,140)
Charles Schwab Corp. (The)	(11,528)	(589,081)
Eaton Vance Corp.	(13,292)	(693,710)

	Shares	Value
T Rowe Price Group, Inc.	(4,703)	$(545,971)
		(2,807,928)
Chemicals — (3.8)%
Albemarle Corp.	(892)	(84,142)
Ecolab, Inc.	(5,150)	(722,700)
HB Fuller Co.	(10,545)	(566,056)
Mosaic Co. (The)	(20,725)	(581,336)
Valvoline, Inc.	(28,481)	(614,335)
Yara International ASA	(9,383)	(385,488)
		(2,954,057)
Commercial Services and Supplies — (2.7)%
Cimpress NV	(1,867)	(270,641)
Covanta Holding Corp.	(39,500)	(651,750)
Elis SA	(21,703)	(497,771)
Healthcare Services Group, Inc.	(16,406)	(708,575)
		(2,128,737)
Communications Equipment — (0.1)%
EchoStar Corp., Class A	(1,832)	(81,341)
Construction and Engineering — (2.8)%
Fluor Corp.	(12,251)	(597,604)
JGC Corp.	(22,800)	(459,851)
MasTec, Inc.	(5,002)	(253,852)
Skanska AB, B Shares	(12,809)	(226,169)
Valmont Industries, Inc.	(4,247)	(640,235)
		(2,177,711)
Consumer Finance — (1.6)%
Capital One Financial Corp.	(7,090)	(651,571)
SLM Corp.	(52,946)	(606,232)
		(1,257,803)
Distributors — (1.0)%
Core-Mark Holding Co., Inc.	(32,902)	(746,875)
Diversified Consumer Services — (0.4)%
Bright Horizons Family Solutions, Inc.	(523)	(53,618)
Service Corp., International	(8,162)	(292,118)
		(345,736)
Diversified Financial Services — (0.7)%
Berkshire Hathaway, Inc., Class B	(3,103)	(579,175)
Diversified Telecommunication Services — (1.2)%
Cellnex Telecom SA	(7,598)	(191,656)
Zayo Group Holdings, Inc.	(19,679)	(717,890)
		(909,546)
Electric Utilities — (2.1)%
Alliant Energy Corp.	(16,256)	(687,954)
Duke Energy Corp.	(4,874)	(385,436)
Eversource Energy	(10,183)	(596,825)
		(1,670,215)

	Shares	Value
Electronic Equipment, Instruments and Components — (1.0)%
II-VI, Inc.	(15,016)	$(652,445)
IPG Photonics Corp.	(557)	(122,891)
		(775,336)
Energy Equipment and Services — (0.7)%
Tenaris SA	(27,868)	(511,433)
Equity Real Estate Investment Trusts (REITs) — (3.1)%
Crown Castle International Corp.	(5,951)	(641,637)
Duke Realty Corp.	(22,203)	(644,553)
Equinix, Inc.	(1,577)	(677,937)
Iron Mountain, Inc.	(9,021)	(315,825)
Rayonier, Inc.	(3,309)	(128,025)
Regency Centers Corp.	(624)	(38,738)
		(2,446,715)
Food and Staples Retailing — (1.7)%
Casey's General Stores, Inc.	(6,048)	(635,524)
PriceSmart, Inc.	(7,338)	(664,089)
		(1,299,613)
Food Products — (2.7)%
Archer-Daniels-Midland Co.	(9,143)	(419,024)
Darling Ingredients, Inc.	(22,638)	(450,043)
Kraft Heinz Co. (The)	(10,712)	(672,928)
Schouw & Co. A/S	(6,541)	(577,724)
		(2,119,719)
Health Care Equipment and Supplies — (2.6)%
Avanos Medical, Inc.	(9,674)	(553,836)
Becton Dickinson and Co.	(1,601)	(383,536)
Insulet Corp.	(5,830)	(499,631)
Integra LifeSciences Holdings Corp.	(9,419)	(606,678)
		(2,043,681)
Health Care Providers and Services — (2.8)%
Henry Schein, Inc.	(7,883)	(572,621)
LifePoint Health, Inc.	(13,459)	(656,799)
NMC Health plc	(5,498)	(259,910)
Orpea	(2,892)	(386,023)
RHOEN-KLINIKUM AG	(6,151)	(179,435)
Ryman Healthcare Ltd.	(11,692)	(94,790)
		(2,149,578)
Hotels, Restaurants and Leisure — (1.7)%
ILG, Inc.	(6,067)	(200,393)
Planet Fitness, Inc., Class A	(15,719)	(690,693)
Restaurant Brands International, Inc.	(3,337)	(201,221)
Starbucks Corp.	(4,365)	(213,230)
		(1,305,537)
Household Durables — (2.3)%
Iida Group Holdings Co. Ltd.	(24,400)	(470,964)
Leggett & Platt, Inc.	(16,176)	(722,097)

	Shares	Value
Mohawk Industries, Inc.	(2,814)	$(602,956)
		(1,796,017)
Independent Power and Renewable Electricity Producers — (0.1)%
Ormat Technologies, Inc.	(1,313)	(69,838)
Insurance — (4.3)%
Alleghany Corp.	(109)	(62,672)
American International Group, Inc.	(8,288)	(439,430)
Arch Capital Group Ltd.	(5,400)	(142,884)
Aspen Insurance Holdings Ltd.	(4,928)	(200,570)
Enstar Group Ltd.	(2,058)	(426,623)
Markel Corp.	(118)	(127,953)
Marsh & McLennan Cos., Inc.	(6,914)	(566,741)
RLI Corp.	(9,708)	(642,572)
WR Berkley Corp.	(10,062)	(728,589)
		(3,338,034)
Internet and Direct Marketing Retail — (0.1)%
ASOS plc	(934)	(75,216)
Internet Software and Services — (0.8)%
2U, Inc.	(7,424)	(620,349)
IT Services — (3.3)%
Gartner, Inc.	(5,581)	(741,715)
Genpact Ltd.	(15,601)	(451,337)
Global Payments, Inc.	(5,348)	(596,249)
WEX, Inc.	(869)	(165,527)
Worldpay, Inc., Class A	(7,448)	(609,097)
		(2,563,925)
Machinery — (3.7)%
CNH Industrial NV	(48,129)	(506,798)
Colfax Corp.	(18,564)	(568,987)
Flowserve Corp.	(3,532)	(142,693)
John Bean Technologies Corp.	(7,106)	(631,723)
Middleby Corp. (The)	(3,036)	(317,019)
Trinity Industries, Inc.	(19,660)	(673,552)
		(2,840,772)
Marine — (1.2)%
Mitsui OSK Lines Ltd.	(20,200)	(486,778)
Nippon Yusen KK	(22,200)	(440,932)
		(927,710)
Media — (2.6)%
Cinemark Holdings, Inc.	(17,253)	(605,235)
Entertainment One Ltd.	(50,388)	(244,585)
Live Nation Entertainment, Inc.	(2,301)	(111,760)
Loral Space & Communications, Inc.	(15,440)	(580,544)
New York Times Co. (The), Class A	(18,233)	(472,235)
		(2,014,359)
Metals and Mining — (2.3)%
Agnico Eagle Mines Ltd.	(6,480)	(296,978)

	Shares	Value
AMG Advanced Metallurgical Group NV	(9,255)	$(520,945)
Dowa Holdings Co. Ltd.	(17,700)	(545,956)
New Gold, Inc.	(212,784)	(442,591)
		(1,806,470)
Mortgage Real Estate Investment Trusts (REITs) — (1.6)%
AGNC Investment Corp.	(32,205)	(598,691)
Starwood Property Trust, Inc.	(28,486)	(618,431)
		(1,217,122)
Multi-Utilities — (1.2)%
NiSource, Inc.	(11,449)	(300,880)
Sempra Energy	(5,601)	(650,332)
		(951,212)
Oil, Gas and Consumable Fuels — (6.6)%
Callon Petroleum Co.	(31,928)	(342,907)
Cheniere Energy, Inc.	(9,693)	(631,887)
Diamondback Energy, Inc.	(4,548)	(598,380)
Parsley Energy, Inc., Class A	(7,597)	(230,037)
PDC Energy, Inc.	(9,477)	(572,884)
RSP Permian, Inc.	(14,870)	(654,577)
SM Energy Co.	(25,604)	(657,767)
Targa Resources Corp.	(13,379)	(662,127)
Williams Cos., Inc. (The)	(6,793)	(184,158)
WPX Energy, Inc.	(31,859)	(574,418)
		(5,109,142)
Personal Products — (0.7)%
Coty, Inc., Class A	(38,820)	(547,362)
Pharmaceuticals — (0.2)%
Catalent, Inc.	(4,648)	(194,705)
Professional Services — (1.0)%
DKSH Holding AG	(2,460)	(173,514)
Verisk Analytics, Inc.	(5,722)	(615,916)
		(789,430)
Real Estate Management and Development — (1.5)%
Howard Hughes Corp. (The)	(4,711)	(624,207)
Kennedy-Wilson Holdings, Inc.	(27,312)	(577,649)
		(1,201,856)
Road and Rail — (0.9)%
Keikyu Corp.	(27,500)	(451,068)
Knight-Swift Transportation Holdings, Inc.	(6,219)	(237,628)
		(688,696)
Semiconductors and Semiconductor Equipment — (0.9)%
Cree, Inc.	(15,241)	(633,569)
Monolithic Power Systems, Inc.	(366)	(48,923)
		(682,492)
Software — (1.3)%
Autodesk, Inc.	(615)	(80,620)
Guidewire Software, Inc.	(1,058)	(93,929)

	Shares	Value
HubSpot, Inc.	(2,083)	$(261,208)
Koei Tecmo Holdings Co. Ltd.	(30,200)	(594,099)
		(1,029,856)
Specialty Retail — (1.5)%
Monro, Inc.	(10,844)	(630,036)
Sports Direct International plc	(107,198)	(565,050)
		(1,195,086)
Textiles, Apparel and Luxury Goods — (1.0)%
NIKE, Inc., Class B	(9,897)	(788,593)
Thrifts and Mortgage Finance — (0.9)%
TFS Financial Corp.	(42,232)	(665,999)
Tobacco — (1.5)%
British American Tobacco plc	(11,569)	(584,772)
Philip Morris International, Inc.	(7,150)	(577,291)
		(1,162,063)
Trading Companies and Distributors — (2.1)%
Hanwa Co. Ltd.	(13,300)	(507,542)
NOW, Inc.	(42,603)	(567,898)
SiteOne Landscape Supply, Inc.	(6,192)	(519,942)
		(1,595,382)
Transportation Infrastructure — (1.4)%
Auckland International Airport Ltd.	(82,041)	(376,740)
Macquarie Infrastructure Corp.	(16,433)	(693,472)
		(1,070,212)
Water Utilities — (1.1)%
American Water Works Co., Inc.	(5,781)	(493,582)
Aqua America, Inc.	(9,433)	(331,853)
		(825,435)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $71,887,804)		(72,885,167)
OTHER ASSETS AND LIABILITIES(3) — 95.2%		74,064,065
TOTAL NET ASSETS — 100.0%		$77,747,835

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $15,195,482.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits for securities sold short at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $70,846,728)	$76,568,937
Foreign currency holdings, at value (cost of $26,771)	26,684
Deposits for securities sold short	74,385,581
Receivable for investments sold	3,252,079
Receivable for capital shares sold	77,232
Dividends and interest receivable	165,829
154,476,342

Liabilities
Securities sold short, at value (proceeds of $71,887,804)	72,885,167
Payable for investments purchased	3,539,118
Payable for capital shares redeemed	131,307
Accrued management fees	84,204
Distribution and service fees payable	6,092
Dividend expense payable on securities sold short	82,619
76,728,507

Net Assets	$77,747,835

Net Assets Consist of:
Capital (par value and paid-in surplus)	$74,653,052
Accumulated net investment loss	(141,802)
Accumulated net realized loss	(1,487,562)
Net unrealized appreciation	4,724,147
$77,747,835

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$36,777,571	3,253,522	$11.30
I Class, $0.01 Par Value	$28,914,266	2,499,662	$11.57
Y Class, $0.01 Par Value	$762,399	65,887	$11.57
A Class, $0.01 Par Value	$3,757,138	341,685	$11.00*
C Class, $0.01 Par Value	$4,960,143	492,483	$10.07
R Class, $0.01 Par Value	$2,565,320	240,135	$10.68
R5 Class, $0.01 Par Value	$10,998	951	$11.56
*Maximum offering price $11.67 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $26,193)	$1,478,283
Interest	972,181
2,450,464

Expenses:
Dividend expense on securities sold short	1,741,807
Management fees	1,345,275
Distribution and service fees:
A Class	10,348
C Class	46,017
R Class	14,859
Directors' fees and expenses	6,357
Other expenses	1,126
3,165,789

Net investment income (loss)	(715,325)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	16,897,439
Securities sold short transactions	(10,765,391)
Foreign currency translation transactions	(7,586)
6,124,462

Change in net unrealized appreciation (depreciation) on:
Investments	(3,367,052)
Securities sold short	272,963
Translation of assets and liabilities in foreign currencies	(631)
(3,094,720)

Net realized and unrealized gain (loss)	3,029,742

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,314,417

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$(715,325)	$(1,552,826)
Net realized gain (loss)	6,124,462	(1,334,874)
Change in net unrealized appreciation (depreciation)	(3,094,720)	4,150,433
Net increase (decrease) in net assets resulting from operations	2,314,417	1,262,733

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(39,883,856)	(7,010,183)

Net increase (decrease) in net assets	(37,569,439)	(5,747,450)

Net Assets
Beginning of period	115,317,274	121,064,724
End of period	$77,747,835	$115,317,274

Accumulated net investment loss	$(141,802)	$(752,581)

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Equity Market Neutral Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital appreciation independent of equity market conditions.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	1.0480% to 1.2300%	0.2500% to 0.3100%	1.37%
I Class		0.0500% to 0.1100%	1.17%
Y Class		0.0000% to 0.0600%	1.12%
A Class		0.2500% to 0.3100%	1.37%
C Class		0.2500% to 0.3100%	1.37%
R Class		0.2500% to 0.3100%	1.37%
R5 Class		0.0500% to 0.1100%	1.17%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2018 were $281,358,566 and $283,830,193, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		70,000,000
Sold	906,191	$10,253,405	4,826,916	$53,567,457
Redeemed	(4,913,854)	(55,483,172)	(5,277,842)	(58,739,581)
	(4,007,663)	(45,229,767)	(450,926)	(5,172,124)
I Class/Shares Authorized	30,000,000		30,000,000
Sold	4,254,423	49,144,474	1,014,699	11,491,703
Redeemed	(3,617,623)	(42,188,226)	(411,289)	(4,662,428)
	636,800	6,956,248	603,410	6,829,275
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	65,935	770,788	436	5,000
Redeemed	(484)	(5,632)	—	—
	65,451	765,156	436	5,000
A Class/Shares Authorized	20,000,000		20,000,000
Sold	94,048	1,043,367	177,059	1,922,141
Redeemed	(203,489)	(2,256,379)	(758,245)	(8,267,727)
	(109,441)	(1,213,012)	(581,186)	(6,345,586)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	278,923	2,846,030	95,380	960,865
Redeemed	(307,223)	(3,114,851)	(292,311)	(2,943,009)
	(28,300)	(268,821)	(196,931)	(1,982,144)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	34,986	375,985	119,879	1,264,682
Redeemed	(118,537)	(1,275,653)	(152,289)	(1,614,286)
	(83,551)	(899,668)	(32,410)	(349,604)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	517	6,031	436	5,000
Redeemed	(2)	(23)	—	—
	515	6,008	436	5,000
Net increase (decrease)	(3,526,189)	$(39,883,856)	(657,171)	$(7,010,183)

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the Y Class and R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Air Freight and Logistics	—	$551,944	—
Airlines	—	958,183	—
Auto Components	$663,647	154,564	—
Automobiles	—	438,296	—
Banks	5,047,770	378,018	—
Capital Markets	1,746,760	483,954	—
Chemicals	1,765,085	792,862	—
Construction and Engineering	504,235	132,883	—
Diversified Telecommunication Services	—	482,383	—
Equity Real Estate Investment Trusts (REITs)	3,537,538	460,405	—
Food and Staples Retailing	—	565,885	—
Food Products	—	544,081	—
Hotels, Restaurants and Leisure	1,558,338	476,948	—
Leisure Products	—	646,295	—
Machinery	2,733,054	132,596	—
Media	77,769	349,584	—
Metals and Mining	—	1,426,509	—
Multiline Retail	—	276,024	—
Oil, Gas and Consumable Fuels	3,479,601	1,677,945	—
Paper and Forest Products	582,045	571,342	—
Pharmaceuticals	377,649	894,659	—
Road and Rail	—	579,271	—
Technology Hardware, Storage and Peripherals	143,750	420,675	—
Textiles, Apparel and Luxury Goods	1,266,504	425,708	—
Other Industries	35,753,929	—	—
Temporary Cash Investments	5,398	3,504,851	—
	$59,243,072	$17,325,865	—

	Level 1	Level 2	Level 3
Liabilities
Securities Sold Short
Common Stocks
Banks	$4,071,380	$535,622	—
Building Products	—	568,673	—
Chemicals	2,568,569	385,488	—
Commercial Services and Supplies	1,630,966	497,771	—
Construction and Engineering	1,491,691	686,020	—
Diversified Telecommunication Services	717,890	191,656	—
Energy Equipment and Services	—	511,433	—
Food Products	1,541,995	577,724	—
Health Care Providers and Services	1,229,420	920,158	—
Household Durables	1,325,053	470,964	—
Internet and Direct Marketing Retail	—	75,216	—
Marine	—	927,710	—
Media	1,769,774	244,585	—
Metals and Mining	739,569	1,066,901	—
Professional Services	615,916	173,514	—
Road and Rail	237,628	451,068	—
Software	435,757	594,099	—
Specialty Retail	630,036	565,050	—
Tobacco	577,291	584,772	—
Trading Companies and Distributors	1,087,840	507,542	—
Transportation Infrastructure	693,472	376,740	—
Other Industries	40,608,214	—	—
	$61,972,461	$10,912,706	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the fund during the years ended June 30, 2018 and June 30, 2017.

The reclassifications, which are primarily due to net operating losses, were made to capital $(1,330,509), accumulated net investment loss $1,326,104, and accumulated net realized loss $4,405.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$70,875,662
Gross tax appreciation of investments	$8,221,060
Gross tax depreciation of investments	(2,527,785)
Net tax appreciation (depreciation) of investments	$5,693,275
Gross tax appreciation on securities sold short	4,097,284
Gross tax depreciation on securities sold short	(5,449,388)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(699)
Net tax appreciation (depreciation)	$4,340,472
Undistributed ordinary income	—
Accumulated short-term capital losses	$(1,103,887)
Late-year ordinary loss deferral	$(141,802)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on unsettled short positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

31

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$11.11	(0.08)	0.27	0.19	$11.30	1.71%	3.07%	1.38%	(0.69)%	289%	$36,778
2017	$11.01	(0.13)	0.23	0.10	$11.11	0.91%	2.92%	1.38%	(1.17)%	344%	$80,666
2016	$11.12	(0.14)	0.03	(0.11)	$11.01	(0.99)%	2.93%	1.40%	(1.25)%	235%	$84,899
2015	$11.24	(0.16)	0.04	(0.12)	$11.12	(1.07)%	2.91%	1.38%	(1.42)%	243%	$57,263
2014	$10.78	(0.17)	0.63	0.46	$11.24	4.27%	2.92%	1.38%	(1.56)%	226%	$50,641
I Class
2018	$11.34	(0.05)	0.28	0.23	$11.57	2.03%	2.87%	1.18%	(0.49)%	289%	$28,914
2017	$11.22	(0.11)	0.23	0.12	$11.34	1.07%	2.72%	1.18%	(0.97)%	344%	$21,132
2016	$11.30	(0.12)	0.04	(0.08)	$11.22	(0.71)%	2.73%	1.20%	(1.05)%	235%	$14,129
2015	$11.41	(0.14)	0.03	(0.11)	$11.30	(0.96)%	2.71%	1.18%	(1.22)%	243%	$9,509
2014	$10.92	(0.15)	0.64	0.49	$11.41	4.49%	2.72%	1.18%	(1.36)%	226%	$16,810
Y Class
2018	$11.34	(0.01)	0.24	0.23	$11.57	2.03%	2.82%	1.13%	(0.44)%	289%	$762
2017(3)	$11.47	(0.02)	(0.11)	(0.13)	$11.34	(1.13)%	2.67%(4)	1.13%(4)	(0.64)%(4)	344%(5)	$5

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$10.83	(0.10)	0.27	0.17	$11.00	1.48%	3.32%	1.63%	(0.94)%	289%	$3,757
2017	$10.76	(0.16)	0.23	0.07	$10.83	0.65%	3.17%	1.63%	(1.42)%	344%	$4,888
2016	$10.90	(0.17)	0.03	(0.14)	$10.76	(1.28)%	3.18%	1.65%	(1.50)%	235%	$11,113
2015	$11.04	(0.19)	0.05	(0.14)	$10.90	(1.27)%	3.16%	1.63%	(1.67)%	243%	$18,129
2014	$10.62	(0.20)	0.62	0.42	$11.04	3.95%	3.17%	1.63%	(1.81)%	226%	$31,354
C Class
2018	$10.00	(0.17)	0.24	0.07	$10.07	0.70%	4.07%	2.38%	(1.69)%	289%	$4,960
2017	$10.01	(0.22)	0.21	(0.01)	$10.00	(0.10)%	3.92%	2.38%	(2.17)%	344%	$5,207
2016	$10.20	(0.23)	0.04	(0.19)	$10.01	(1.86)%	3.93%	2.40%	(2.25)%	235%	$7,182
2015	$10.42	(0.25)	0.03	(0.22)	$10.20	(2.11)%	3.91%	2.38%	(2.42)%	243%	$6,413
2014	$10.10	(0.26)	0.58	0.32	$10.42	3.17%	3.92%	2.38%	(2.56)%	226%	$5,729
R Class
2018	$10.55	(0.13)	0.26	0.13	$10.68	1.23%	3.57%	1.88%	(1.19)%	289%	$2,565
2017	$10.51	(0.18)	0.22	0.04	$10.55	0.38%	3.42%	1.88%	(1.67)%	344%	$3,416
2016	$10.66	(0.19)	0.04	(0.15)	$10.51	(1.41)%	3.43%	1.90%	(1.75)%	235%	$3,742
2015	$10.83	(0.21)	0.04	(0.17)	$10.66	(1.57)%	3.41%	1.88%	(1.92)%	243%	$2,187
2014	$10.45	(0.22)	0.60	0.38	$10.83	3.64%	3.42%	1.88%	(2.06)%	226%	$1,718
R5 Class
2018	$11.34	(0.04)	0.26	0.22	$11.56	1.94%	2.87%	1.18%	(0.49)%	289%	$11
2017(3)	$11.47	(0.02)	(0.11)	(0.13)	$11.34	(1.13)%	2.72%(4)	1.18%(4)	(0.69)%(4)	344%(5)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through June 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of AC Alternatives® Equity Market Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Equity Market Neutral Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

35

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

38

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

39

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

40

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

41

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92987 1808

Annual Report

June 30, 2018

Core Equity Plus Fund
Investor Class (ACPVX)
I Class (ACPKX)
A Class (ACPQX)
C Class (ACPHX)
R Class (ACPWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACPVX	13.50%	11.46%	13.10%	10/31/11
S&P 500 Index	—	14.37%	13.41%	14.72%	—
I Class	ACPKX	13.73%	11.68%	13.32%	10/31/11
A Class	ACPQX				10/31/11
No sales charge		13.24%	11.18%	12.82%
With sales charge		6.72%	9.88%	11.82%
C Class	ACPHX	12.40%	10.35%	11.96%	10/31/11
R Class	ACPWX	12.94%	10.89%	12.53%	10/31/11
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $22,719

S&P 500 Index — $24,983

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.97%	1.77%	2.22%	2.97%	2.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Performance Summary

Core Equity Plus returned 13.50%* for the fiscal year ended June 30, 2018, compared with the 14.37% return of its benchmark, the S&P 500 Index.

Core Equity Plus advanced during the fiscal year, but underperformed its benchmark, the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions.

Core Equity Plus’ stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, overall performance was aided by growth, sentiment, and quality factors, while the valuation factor detracted. Stock selection in the health care, energy, and materials sectors detracted, while choices in consumer staples, consumer discretionary, and financials benefited relative performance.

Stock Choices Across Several Sectors Detracted From Relative Returns

Stock choices in the health care sector were the largest drivers of underperformance for the fiscal year. Several short positions in the biotechnology industry detracted from relative performance. In health care equipment and supplies, short positions in Insulet and ICU Medical were among the portfolio’s largest detractors. While Insulet’s stock rose during the period, the company has poor factor model scores for quality, valuation, and sentiment. ICU Medical scores poorly for valuation. We have since exited the position. Elsewhere in the sector, positions in pharmaceuticals companies also hurt relative returns.

Stock selection within energy also negatively affected the portfolio. Within the oil, gas, and consumable fuels industry, a short position in SM Energy dampened results. The company scores poorly across all four stock selection model factors. In addition, long positions in Newfield Exploration and Apache hurt results. We have since exited the positions.

Within the materials sector, stock selection among chemicals companies was the largest headwind. A short position in CF Industries Holdings detracted, as did a long position in Platform Specialty Products. We have since exited the positions.

Consumer Sectors and Financials Were Additive

Within consumer staples, avoidance of tobacco companies helped relative returns. The stock of companies such as Philip Morris International and Altria Group have been depressed due to falling sales and shifting consumer tastes. Philip Morris International’s stock fell due to poor sales of its new smokeless tobacco product. Elsewhere in the sector, positioning within beverage companies helped performance. A long position in The Boston Beer Company contributed to relative returns. We have since exited the position. Underweights to PepsiCo and The Coca-Cola Company were also additive, as the companies’ stock has been under pressure due to changing consumer preferences. We have since closed both of the positions.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock selection within the consumer discretionary sector also helped relative results. Long positions in textiles, apparel, and luxury goods companies Deckers Outdoor and Ralph Lauren contributed to relative performance. Underweights, shorts, or avoidance of various media companies was also additive. Stock choices in the distributors industry also boosted relative returns. A short position in Core-Mark Holding Company was among one of the portfolio’s top contributors for the period.

A Look Ahead

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such, we do not seek significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, consumer discretionary was the most overweight sector. According to our factor model, retailing and consumer durables and apparel offer some of the best opportunities in the current environment. We increased our exposure to the sector during the period, increasing our relative overweight position in order to take advantage of these opportunities. Information technology ended the period as the second largest relative overweight. Based on our factor model, we believe there are significant opportunities for growth in the software and services and semiconductors and semiconductor equipment industries. These companies are attractive along multiple dimensions of our stock selection model. Conversely, our largest underweight at period-end was in the consumer staples sector, where our underweight is driven by a lack of exposure to the food, beverage, and tobacco industry group, which scores poorly on growth and quality. In addition, we are underweight utilities. Our model also shows a lack of opportunity in the space, particularly based upon poor quality and growth factors.

6

Fund Characteristics

JUNE 30, 2018
Top Ten Long Holdings	% of net assets
Amazon.com, Inc.	3.67%
Alphabet, Inc., Class A	3.67%
Microsoft Corp.	3.24%
Apple, Inc.	3.16%
Facebook, Inc., Class A	2.74%
JPMorgan Chase & Co.	2.33%
Bank of America Corp.	1.93%
Intel Corp.	1.87%
UnitedHealth Group, Inc.	1.83%
Cisco Systems, Inc.	1.80%

Top Five Short Holdings	% of net assets
2U, Inc.	(0.89)%
NOW, Inc.	(0.88)%
SM Energy Co.	(0.86)%
SiteOne Landscape Supply, Inc.	(0.85)%
Avanos Medical, Inc.	(0.80)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.8%
Common Stocks Sold Short	(29.6)%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.7)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,019.90	$9.27	1.85%
I Class	$1,000	$1,020.90	$8.27	1.65%
A Class	$1,000	$1,018.10	$10.51	2.10%
C Class	$1,000	$1,014.70	$14.24	2.85%
R Class	$1,000	$1,017.00	$11.75	2.35%
Hypothetical
Investor Class	$1,000	$1,015.62	$9.25	1.85%
I Class	$1,000	$1,016.61	$8.25	1.65%
A Class	$1,000	$1,014.38	$10.49	2.10%
C Class	$1,000	$1,010.66	$14.21	2.85%
R Class	$1,000	$1,013.14	$11.73	2.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 128.8%
Aerospace and Defense — 5.2%
Boeing Co. (The)(1)	8,248	$2,767,286
Curtiss-Wright Corp.	7,028	836,473
General Dynamics Corp.	9,081	1,692,789
Lockheed Martin Corp.	6,788	2,005,379
Raytheon Co.	6,039	1,166,614
Teledyne Technologies, Inc.(2)	1,535	305,557
Textron, Inc.	24,832	1,636,677
		10,410,775
Auto Components — 0.7%
Visteon Corp.(2)	11,420	1,475,921
Banks — 10.0%
Bank of America Corp.(1)	136,648	3,852,107
BB&T Corp.	35,736	1,802,524
Citigroup, Inc.	16,028	1,072,594
Fifth Third Bancorp	53,647	1,539,669
First Citizens BancShares, Inc., Class A	1,977	797,324
First Hawaiian, Inc.	9,068	263,153
JPMorgan Chase & Co.(1)	44,488	4,635,650
SunTrust Banks, Inc.	27,047	1,785,643
U.S. Bancorp(1)	41,695	2,085,584
Wells Fargo & Co.(1)	36,707	2,035,036
		19,869,284
Beverages — 1.2%
Constellation Brands, Inc., Class A	4,199	919,035
Molson Coors Brewing Co., Class B	20,826	1,417,001
		2,336,036
Biotechnology — 3.7%
AbbVie, Inc.	18,448	1,709,207
Alexion Pharmaceuticals, Inc.(2)	6,093	756,446
Amgen, Inc.	8,509	1,570,676
Biogen, Inc.(2)	3,564	1,034,416
Celgene Corp.(2)	12,978	1,030,713
Gilead Sciences, Inc.	12,179	862,760
Regeneron Pharmaceuticals, Inc.(2)	1,130	389,839
		7,354,057
Building Products — 0.6%
Owens Corning	17,503	1,109,165
Capital Markets — 1.9%
Affiliated Managers Group, Inc.	9,083	1,350,370
BGC Partners, Inc., Class A	43,843	496,303
Evercore, Inc., Class A	17,261	1,820,172
FactSet Research Systems, Inc.	647	128,171
		3,795,016
Chemicals — 3.3%
Air Products & Chemicals, Inc.	10,865	1,692,006

10

	Shares	Value
Chemours Co. (The)	7,570	$335,805
Eastman Chemical Co.	14,362	1,435,626
Huntsman Corp.	51,942	1,516,706
WR Grace & Co.	20,515	1,503,955
		6,484,098
Commercial Services and Supplies — 1.5%
Herman Miller, Inc.	29,113	986,931
MSA Safety, Inc.	17,865	1,721,114
Pitney Bowes, Inc.	30,513	261,496
		2,969,541
Communications Equipment — 2.5%
Ciena Corp.(2)	27,715	734,725
Cisco Systems, Inc.(1)	83,417	3,589,433
F5 Networks, Inc.(2)	4,116	709,804
		5,033,962
Construction and Engineering — 0.5%
EMCOR Group, Inc.	12,840	978,151
Consumer Finance — 2.4%
American Express Co.	17,939	1,758,022
Discover Financial Services	14,029	987,782
OneMain Holdings, Inc.(2)	12,525	416,957
Synchrony Financial	50,520	1,686,358
		4,849,119
Containers and Packaging — 0.1%
Berry Global Group, Inc.(2)	4,530	208,108
Diversified Consumer Services — 2.0%
Adtalem Global Education, Inc.(2)	31,672	1,523,423
Graham Holdings Co., Class B	2,032	1,190,955
Grand Canyon Education, Inc.(2)	11,545	1,288,538
		4,002,916
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(2)	8,408	1,569,353
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	37,406	1,201,099
Verizon Communications, Inc.	4,715	237,211
		1,438,310
Electrical Equipment — 0.2%
Generac Holdings, Inc.(2)	3,198	165,433
nVent Electric plc(2)	7,834	196,633
		362,066
Electronic Equipment, Instruments and Components — 0.6%
Jabil, Inc.	1,199	33,164
Zebra Technologies Corp., Class A(2)	8,692	1,245,129
		1,278,293
Energy Equipment and Services — 2.1%
Diamond Offshore Drilling, Inc.(2)	55,160	1,150,638
Halliburton Co.(1)	41,092	1,851,605
Schlumberger Ltd.	17,911	1,200,574
		4,202,817
Equity Real Estate Investment Trusts (REITs) — 4.7%
Forest City Realty Trust, Inc., Class A	46,871	1,069,128

11

	Shares	Value
Gaming and Leisure Properties, Inc.	33,271	$1,191,102
Host Hotels & Resorts, Inc.	24,064	507,028
Park Hotels & Resorts, Inc.	49,468	1,515,205
PotlatchDeltic Corp.	29,644	1,507,397
PS Business Parks, Inc.	12,380	1,590,830
Ryman Hospitality Properties, Inc.	6,759	562,011
Select Income REIT	32,923	739,780
Weingarten Realty Investors	21,424	660,073
		9,342,554
Food and Staples Retailing — 0.6%
Performance Food Group Co.(2)	28,990	1,063,933
United Natural Foods, Inc.(2)	2,559	109,167
		1,173,100
Food Products — 0.6%
Nomad Foods Ltd.(2)	40,536	777,886
Pinnacle Foods, Inc.	6,609	429,981
		1,207,867
Health Care Equipment and Supplies — 6.2%
Abbott Laboratories(1)	39,448	2,405,934
Cooper Cos., Inc. (The)	636	149,746
Edwards Lifesciences Corp.(2)	6,393	930,629
Globus Medical, Inc., Class A(2)	33,867	1,708,929
Haemonetics Corp.(2)	9,284	832,589
Hill-Rom Holdings, Inc.	16,859	1,472,465
Intuitive Surgical, Inc.(2)	2,471	1,182,324
Masimo Corp.(2)	2,069	202,038
Medtronic plc	14,336	1,227,305
STERIS plc	7,661	804,482
Varian Medical Systems, Inc.(2)	4,124	468,981
Zimmer Biomet Holdings, Inc.	8,919	993,933
		12,379,355
Health Care Providers and Services — 3.2%
Cigna Corp.	9,602	1,631,860
Express Scripts Holding Co.(2)	4,867	375,781
Humana, Inc.	2,691	800,923
UnitedHealth Group, Inc.(1)	14,883	3,651,395
		6,459,959
Health Care Technology — 1.0%
athenahealth, Inc.(2)	2,243	356,951
Cerner Corp.(2)	27,763	1,659,950
		2,016,901
Hotels, Restaurants and Leisure — 2.0%
Hilton Grand Vacations, Inc.(2)	10,459	362,927
International Speedway Corp., Class A	5,512	246,386
Las Vegas Sands Corp.	21,007	1,604,095
Marriott International, Inc., Class A	11,678	1,478,435
Vail Resorts, Inc.	962	263,771
		3,955,614
Household Durables — 1.4%
Garmin Ltd.	12,180	742,980

12

	Shares	Value
KB Home	21,567	$587,485
PulteGroup, Inc.	27,049	777,659
Toll Brothers, Inc.	19,333	715,127
		2,823,251
Household Products — 0.9%
Kimberly-Clark Corp.	16,320	1,719,149
Procter & Gamble Co. (The)	1,786	139,415
		1,858,564
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp.	113,880	1,527,131
Industrial Conglomerates — 1.2%
Honeywell International, Inc.(1)	16,216	2,335,915
Insurance — 1.0%
Assurant, Inc.	2,309	238,959
Hanover Insurance Group, Inc. (The)	1,406	168,101
Hartford Financial Services Group, Inc. (The)	29,522	1,509,460
		1,916,520
Internet and Direct Marketing Retail — 4.1%
Amazon.com, Inc.(1)(2)	4,302	7,312,540
Shutterfly, Inc.(2)	10,616	955,758
		8,268,298
Internet Software and Services — 7.9%
Alphabet, Inc., Class A(1)(2)	6,473	7,309,247
eBay, Inc.(2)	35,242	1,277,875
Facebook, Inc., Class A(1)(2)	28,138	5,467,776
LogMeIn, Inc.	1,264	130,508
Stamps.com, Inc.(2)	6,039	1,528,169
		15,713,575
IT Services — 3.7%
Accenture plc, Class A	7,118	1,164,434
Acxiom Corp.(2)	28,674	858,786
Convergys Corp.	3,918	95,756
International Business Machines Corp.(1)	17,727	2,476,462
Total System Services, Inc.	15,807	1,336,008
Visa, Inc., Class A	10,476	1,387,546
		7,318,992
Leisure Products — 0.7%
Brunswick Corp.	22,047	1,421,591
Machinery — 4.3%
Allison Transmission Holdings, Inc.	32,514	1,316,492
Caterpillar, Inc.	12,172	1,651,375
Hillenbrand, Inc.	6,285	296,338
Ingersoll-Rand plc	19,472	1,747,222
Oshkosh Corp.	17,922	1,260,275
Pentair plc	14,201	597,578
Terex Corp.	30,404	1,282,745
Toro Co. (The)	7,131	429,643
		8,581,668
Media — 0.5%
AMC Networks, Inc., Class A(2)	11,742	730,352

13

	Shares	Value
Walt Disney Co. (The)	3,227	$338,222
		1,068,574
Metals and Mining — 0.3%
Reliance Steel & Aluminum Co.	6,065	530,930
Multiline Retail — 1.2%
Kohl's Corp.	18,141	1,322,479
Macy's, Inc.	26,250	982,537
		2,305,016
Oil, Gas and Consumable Fuels — 8.1%
Chevron Corp.(1)	20,296	2,566,023
ConocoPhillips	8,952	623,238
Continental Resources, Inc.(2)	13,699	887,147
Exxon Mobil Corp.(1)	25,062	2,073,379
HollyFrontier Corp.	25,128	1,719,509
Marathon Petroleum Corp.	18,385	1,289,892
PBF Energy, Inc., Class A	33,366	1,399,036
Phillips 66	16,764	1,882,765
Plains GP Holdings LP, Class A	61,726	1,475,869
Southwestern Energy Co.(2)	301,393	1,597,383
Valero Energy Corp.	5,182	574,321
		16,088,562
Paper and Forest Products — 0.7%
Louisiana-Pacific Corp.	55,069	1,498,978
Personal Products — 1.6%
Edgewell Personal Care Co.(2)	33,327	1,681,681
Nu Skin Enterprises, Inc., Class A	18,243	1,426,420
		3,108,101
Pharmaceuticals — 4.6%
Allergan plc	5,861	977,146
Bristol-Myers Squibb Co.	22,826	1,263,191
Eli Lilly & Co.	2,406	205,304
Horizon Pharma plc(2)	29,909	495,293
Johnson & Johnson(1)	19,502	2,366,373
Merck & Co., Inc.	15,143	919,180
Pfizer, Inc.(1)	63,358	2,298,628
Zoetis, Inc.	8,491	723,348
		9,248,463
Professional Services — 2.3%
ASGN, Inc.(2)	991	77,486
Dun & Bradstreet Corp. (The)	12,376	1,517,917
Insperity, Inc.	8,456	805,434
ManpowerGroup, Inc.	10,806	929,964
Robert Half International, Inc.	20,069	1,306,492
		4,637,293
Real Estate Management and Development — 0.6%
Jones Lang LaSalle, Inc.	7,628	1,266,172
Road and Rail — 0.7%
Ryder System, Inc.	4,578	328,975
Werner Enterprises, Inc.	26,926	1,011,071
		1,340,046

14

	Shares	Value
Semiconductors and Semiconductor Equipment — 5.7%
Advanced Energy Industries, Inc.(2)	3,854	$223,879
Applied Materials, Inc.	38,221	1,765,428
Broadcom, Inc.	6,927	1,680,767
Intel Corp.(1)	74,960	3,726,262
KLA-Tencor Corp.	3,985	408,582
Lam Research Corp.	9,978	1,724,697
MKS Instruments, Inc.	3,170	303,369
Skyworks Solutions, Inc.	1,250	120,813
Texas Instruments, Inc.(1)	13,418	1,479,334
		11,433,131
Software — 8.5%
Activision Blizzard, Inc.(1)	26,032	1,986,762
Adobe Systems, Inc.(1)(2)	8,267	2,015,577
Cadence Design Systems, Inc.(2)	35,615	1,542,486
Citrix Systems, Inc.(2)	6,527	684,291
Electronic Arts, Inc.(2)	3,147	443,790
Intuit, Inc.	4,702	960,642
Microsoft Corp.(1)	65,456	6,454,616
Oracle Corp. (New York)	24,688	1,087,753
Synopsys, Inc.(2)	19,575	1,675,033
VMware, Inc., Class A(2)	376	55,261
		16,906,211
Specialty Retail — 1.4%
AutoZone, Inc.(2)	2,279	1,529,049
Best Buy Co., Inc.	12,072	900,330
Ross Stores, Inc.	5,465	463,159
		2,892,538
Technology Hardware, Storage and Peripherals — 3.9%
Apple, Inc.(1)	33,997	6,293,185
Western Digital Corp.	19,144	1,481,937
		7,775,122
Textiles, Apparel and Luxury Goods — 2.7%
Deckers Outdoor Corp.(1)(2)	16,449	1,856,928
Michael Kors Holdings Ltd.(2)	26,262	1,749,049
Ralph Lauren Corp.	10,895	1,369,719
Tapestry, Inc.	8,362	390,589
		5,366,285
Thrifts and Mortgage Finance — 0.2%
Essent Group Ltd.(2)	10,523	376,934
Trading Companies and Distributors — 0.7%
United Rentals, Inc.(2)	9,613	1,419,071
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.(2)	25,321	1,512,930
TOTAL COMMON STOCKS (Cost $205,480,846)		256,802,200
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $1,627,375), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $1,594,756)		1,594,523

15

	Shares	Value
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $1,356,965), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $1,329,100)		$1,329,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,307	10,307
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,933,830)		2,933,830
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 130.3% (Cost $208,414,676)		259,736,030
COMMON STOCKS SOLD SHORT — (29.6)%
Aerospace and Defense — (0.6)%
BWX Technologies, Inc.	(19,836)	(1,236,180)
Airlines — (0.5)%
Allegiant Travel Co.	(1,465)	(203,562)
Spirit Airlines, Inc.	(22,341)	(812,095)
		(1,015,657)
Banks — (3.0)%
Home BancShares, Inc.	(64,100)	(1,446,096)
Pinnacle Financial Partners, Inc.	(24,203)	(1,484,854)
Sterling Bancorp	(66,093)	(1,553,186)
Texas Capital Bancshares, Inc.	(3,512)	(321,348)
United Bankshares, Inc.	(33,308)	(1,212,411)
		(6,017,895)
Biotechnology — (1.4)%
Alnylam Pharmaceuticals, Inc.	(3,197)	(314,873)
Blueprint Medicines Corp.	(5,950)	(377,706)
FibroGen, Inc.	(8,009)	(501,363)
Global Blood Therapeutics, Inc.	(10,405)	(470,306)
Sage Therapeutics, Inc.	(3,234)	(506,218)
Sarepta Therapeutics, Inc.	(4,069)	(537,840)
		(2,708,306)
Capital Markets — (0.5)%
Brookfield Asset Management, Inc., Class A	(19,921)	(807,597)
Eaton Vance Corp.	(4,805)	(250,773)
		(1,058,370)
Chemicals — (1.0)%
Ecolab, Inc.	(1,630)	(228,738)
HB Fuller Co.	(6,979)	(374,633)
Mosaic Co. (The)	(18,667)	(523,609)
Valvoline, Inc.	(42,967)	(926,798)
		(2,053,778)
Commercial Services and Supplies — (1.2)%
Covanta Holding Corp.	(88,003)	(1,452,050)
Healthcare Services Group, Inc.	(22,774)	(983,609)
		(2,435,659)
Communications Equipment — (0.4)%
EchoStar Corp., Class A	(16,111)	(715,328)
Construction and Engineering — (0.4)%
MasTec, Inc.	(16,146)	(819,409)
Construction Materials†
Vulcan Materials Co.	(577)	(74,468)

16

	Shares	Value
Consumer Finance — (0.7)%
SLM Corp.	(125,446)	$(1,436,357)
Distributors — (0.5)%
Core-Mark Holding Co., Inc.	(45,248)	(1,027,130)
Diversified Telecommunication Services — (0.7)%
Zayo Group Holdings, Inc.	(35,611)	(1,299,089)
Electronic Equipment, Instruments and Components — (0.8)%
II-VI, Inc.	(34,895)	(1,516,188)
Energy Equipment and Services — (0.4)%
Patterson-UTI Energy, Inc.	(43,777)	(787,986)
Food and Staples Retailing — (0.5)%
Casey's General Stores, Inc.	(3,243)	(340,774)
PriceSmart, Inc.	(7,402)	(669,881)
		(1,010,655)
Health Care Equipment and Supplies — (1.7)%
Avanos Medical, Inc.	(27,986)	(1,602,199)
Insulet Corp.	(16,801)	(1,439,846)
Integra LifeSciences Holdings Corp.	(4,696)	(302,469)
		(3,344,514)
Health Care Providers and Services — (0.6)%
Henry Schein, Inc.	(13,349)	(969,671)
LifePoint Health, Inc.	(5,702)	(278,258)
		(1,247,929)
Independent Power and Renewable Electricity Producers — (0.2)%
Ormat Technologies, Inc.	(6,711)	(356,958)
Insurance — (0.1)%
RLI Corp.	(4,036)	(267,143)
Internet Software and Services — (0.9)%
2U, Inc.	(21,226)	(1,773,645)
IT Services — (0.9)%
Gartner, Inc.	(11,293)	(1,500,840)
WEX, Inc.	(1,906)	(363,055)
		(1,863,895)
Leisure Products — (0.1)%
Mattel, Inc.	(12,899)	(211,802)
Life Sciences Tools and Services — (0.1)%
Syneos Health, Inc.	(5,657)	(265,313)
Machinery — (2.3)%
Colfax Corp.	(46,817)	(1,434,941)
Flowserve Corp.	(15,939)	(643,936)
John Bean Technologies Corp.	(12,547)	(1,115,428)
Middleby Corp. (The)	(3,267)	(341,140)
Trinity Industries, Inc.	(29,449)	(1,008,923)
		(4,544,368)
Marine — (0.2)%
Kirby Corp.	(5,346)	(446,926)
Media — (0.3)%
Loral Space & Communications, Inc.	(15,274)	(574,302)
Metals and Mining — (0.4)%
New Gold, Inc.	(380,219)	(790,856)

17

	Shares	Value
Multi-Utilities — (0.2)%
NiSource, Inc.	(13,523)	$(355,384)
Oil, Gas and Consumable Fuels — (3.4)%
Cheniere Energy, Inc.	(18,281)	(1,191,738)
Parsley Energy, Inc., Class A	(8,459)	(256,138)
PDC Energy, Inc.	(2,515)	(152,032)
QEP Resources, Inc.	(25,542)	(313,145)
RSP Permian, Inc.	(3,385)	(149,008)
SM Energy Co.	(66,491)	(1,708,154)
Targa Resources Corp.	(31,673)	(1,567,497)
WPX Energy, Inc.	(80,183)	(1,445,699)
		(6,783,411)
Personal Products — (0.4)%
Coty, Inc., Class A	(63,264)	(892,022)
Pharmaceuticals — (0.1)%
Medicines Co. (The)	(5,534)	(203,098)
Professional Services — (0.1)%
TriNet Group, Inc.	(2,533)	(141,696)
Real Estate Management and Development — (1.3)%
Howard Hughes Corp. (The)	(10,069)	(1,334,142)
Kennedy-Wilson Holdings, Inc.	(56,965)	(1,204,810)
		(2,538,952)
Semiconductors and Semiconductor Equipment — (0.7)%
Cree, Inc.	(33,686)	(1,400,327)
Software — (0.5)%
Ellie Mae, Inc.	(1,479)	(153,579)
Guidewire Software, Inc.	(3,120)	(276,994)
HubSpot, Inc.	(4,069)	(510,253)
		(940,826)
Specialty Retail — (0.6)%
Monro, Inc.	(20,053)	(1,165,079)
Thrifts and Mortgage Finance — (0.1)%
TFS Financial Corp.	(10,613)	(167,367)
Trading Companies and Distributors — (1.7)%
NOW, Inc.	(131,218)	(1,749,136)
SiteOne Landscape Supply, Inc.	(20,258)	(1,701,064)
		(3,450,200)
Transportation Infrastructure — (0.1)%
Macquarie Infrastructure Corp.	(3,637)	(153,481)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $57,436,211)		(59,091,949)
OTHER ASSETS AND LIABILITIES — (0.7)%		(1,349,300)
TOTAL NET ASSETS — 100.0%		$199,294,781

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $75,487,332.

(2)	Non-income producing.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $208,414,676)	$259,736,030
Receivable for investments sold	9,658,053
Receivable for capital shares sold	22,432
Dividends and interest receivable	188,349
269,604,864

Liabilities
Securities sold short, at value (proceeds of $57,436,211)	59,091,949
Payable for investments purchased	10,904,885
Payable for capital shares redeemed	182
Accrued management fees	215,571
Distribution and service fees payable	447
Dividend expense payable on securities sold short	47,846
Fees and charges payable on borrowings for securities sold short	49,203
70,310,083

Net Assets	$199,294,781

Net Assets Consist of:
Capital (par value and paid-in surplus)	$140,558,172
Undistributed net realized gain	9,070,993
Net unrealized appreciation	49,665,616
$199,294,781

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$198,237,659	12,693,930	$15.62
I Class, $0.01 Par Value	$5,277	338	$15.61
A Class, $0.01 Par Value	$661,778	42,428	$15.60*
C Class, $0.01 Par Value	$153,387	10,134	$15.14
R Class, $0.01 Par Value	$236,680	15,263	$15.51
*Maximum offering price $16.55 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,457)	$4,499,591
Interest	19,770
4,519,361

Expenses:
Dividend expense on securities sold short	583,773
Fees and charges on borrowings for securities sold short	501,164
Management fees	2,500,650
Distribution and service fees:
A Class	1,463
C Class	2,779
R Class	1,045
Directors' fees and expenses	11,811
3,602,685

Net investment income (loss)	916,676

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,809,376
Securities sold short transactions	(8,325,783)
9,483,593

Change in net unrealized appreciation (depreciation) on:
Investments	14,975,861
Securities sold short	(1,480,660)
13,495,201

Net realized and unrealized gain (loss)	22,978,794

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,895,470

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$916,676	$776,359
Net realized gain (loss)	9,483,593	12,738,228
Change in net unrealized appreciation (depreciation)	13,495,201	12,616,076
Net increase (decrease) in net assets resulting from operations	23,895,470	26,130,663

Distributions to Shareholders
From net investment income:
Investor Class	(859,233)	(690,746)
I Class	(129)	(6,114)
A Class	(1,208)	(844)
R Class	(136)	—
From net realized gains:
Investor Class	(6,245,295)	—
I Class	(1,410)	—
A Class	(16,693)	—
C Class	(8,914)	—
R Class	(7,307)	—
Decrease in net assets from distributions	(7,140,325)	(697,704)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	3,279,313	(7,976,731)

Net increase (decrease) in net assets	20,034,458	17,456,228

Net Assets
Beginning of period	179,260,323	161,804,095
End of period	$199,294,781	$179,260,323

See Notes to Financial Statements.

21

Statement of Cash Flows

YEAR ENDED JUNE 30, 2018
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$23,895,470
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(196,506,584)
Proceeds from investments sold	200,525,532
Purchases to cover securities sold short	(54,689,562)
Proceeds from securities sold short	52,888,880
(Increase) decrease in short-term investments	(548,863)
(Increase) decrease in receivable for investments sold	(9,658,053)
(Increase) decrease in dividends and interest receivable	20,649
Increase (decrease) in payable for investments purchased	10,904,885
Increase (decrease) in accrued management fees	25,759
Increase (decrease) in distribution and service fees payable	(49)
Increase (decrease) in dividend expense payable on securities sold short	(11,283)
Increase (decrease) in fees and charges payable on borrowings for securities sold short	13,097
Change in net unrealized (appreciation) depreciation on investments	(14,975,861)
Net realized (gain) loss on investment transactions	(17,809,376)
Change in net unrealized (appreciation) depreciation on securities sold short	1,480,660
Net realized (gain) loss on securities sold short transactions	8,325,783
Net cash from (used in) operating activities	3,881,084

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	7,129,421
Payments for shares redeemed	(10,996,527)
Distributions paid, net of reinvestments	(13,978)
Net cash from (used in) financing activities	(3,881,084)

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $7,126,347.

See Notes to Financial Statements.

22

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

23

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

24

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 93% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.9680% to 1.1500%	0.2500% to 0.3100%	1.29%
I Class		0.0500% to 0.1100%	1.09%
A Class		0.2500% to 0.3100%	1.29%
C Class		0.2500% to 0.3100%	1.29%
R Class		0.2500% to 0.3100%	1.29%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

25

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,571,965 and $2,269,498, respectively. The effect of interfund transactions on the Statement of Operations was $438,233 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2018 were $250,892,019 and $252,572,486, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	110,000,000		110,000,000
Sold	433,552	$6,761,560	323,498	$4,471,042
Issued in reinvestment of distributions	459,516	7,090,550	48,175	689,388
Redeemed	(603,054)	(9,339,634)	(895,004)	(12,281,314)
	290,014	4,512,476	(523,331)	(7,120,884)
I Class/Shares Authorized	25,000,000		25,000,000
Sold	778	11,358	42,677	545,597
Issued in reinvestment of distributions	100	1,539	427	6,114
Redeemed	(71,046)	(1,062,889)	(84,833)	(1,102,075)
	(70,168)	(1,049,992)	(41,729)	(550,364)
A Class/Shares Authorized	15,000,000		15,000,000
Sold	15,734	244,083	10,839	145,098
Issued in reinvestment of distributions	1,164	17,901	59	844
Redeemed	(16,964)	(256,974)	(40,166)	(560,991)
	(66)	5,010	(29,268)	(415,049)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	2,139	31,875	5,121	69,023
Issued in reinvestment of distributions	597	8,914	—	—
Redeemed	(19,259)	(284,363)	(4,085)	(54,338)
	(16,523)	(243,574)	1,036	14,685
R Class/Shares Authorized	15,000,000		15,000,000
Sold	6,532	100,315	7,505	101,733
Issued in reinvestment of distributions	487	7,443	—	—
Redeemed	(3,343)	(52,365)	(528)	(6,852)
	3,676	55,393	6,977	94,881
Net increase (decrease)	206,933	$3,279,313	(586,315)	$(7,976,731)

26

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$256,802,200	—	—
Temporary Cash Investments	10,307	$2,923,523	—
	$256,812,507	$2,923,523	—

Liabilities
Securities Sold Short
Common Stocks	$59,091,949	—	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

27

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$859,900	$681,393
Long-term capital gains	$6,280,425	$16,311

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$208,452,319
Gross tax appreciation of investments	$56,291,109
Gross tax depreciation of investments	(5,007,398)
Net tax appreciation (depreciation) of investments	51,283,711
Gross tax appreciation on securities sold short	3,027,606
Gross tax depreciation on securities sold short	(5,364,335)
Net tax appreciation (depreciation)	$48,946,982
Undistributed ordinary income	—
Accumulated long-term gains	$9,789,627

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on unsettled short positions.

28

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$14.28	0.07	1.85	1.92	(0.07)	(0.51)	(0.58)	$15.62	13.50%	1.85%	1.29%	0.48%	101%	$198,238
2017	$12.31	0.06	1.97	2.03	(0.06)	—	(0.06)	$14.28	16.46%	1.97%	1.30%	0.45%	111%	$177,112
2016	$13.85	0.10	(0.40)	(0.30)	(0.10)	(1.14)	(1.24)	$12.31	(2.13)%	1.89%	1.30%	0.82%	107%	$159,174
2015	$15.12	0.12	0.59	0.71	(0.11)	(1.87)	(1.98)	$13.85	4.84%	1.73%	1.30%	0.82%	106%	$163,487
2014	$12.84	0.10	3.25	3.35	(0.11)	(0.96)	(1.07)	$15.12	26.86%	1.77%	1.30%	0.69%	104%	$148,620
I Class
2018	$14.27	0.20	1.75	1.95	(0.10)	(0.51)	(0.61)	$15.61	13.73%	1.65%	1.09%	0.68%	101%	$5
2017	$12.31	0.09	1.95	2.04	(0.08)	—	(0.08)	$14.27	16.61%	1.77%	1.10%	0.65%	111%	$1,006
2016	$13.85	0.13	(0.39)	(0.26)	(0.14)	(1.14)	(1.28)	$12.31	(1.91)%	1.69%	1.10%	1.02%	107%	$1,381
2015	$15.13	0.15	0.57	0.72	(0.13)	(1.87)	(2.00)	$13.85	5.04%	1.53%	1.10%	1.02%	106%	$1,854
2014	$12.84	0.13	3.26	3.39	(0.14)	(0.96)	(1.10)	$15.13	27.19%	1.57%	1.10%	0.89%	104%	$5,993
A Class
2018	$14.26	0.04	1.84	1.88	(0.03)	(0.51)	(0.54)	$15.60	13.24%	2.10%	1.54%	0.23%	101%	$662
2017	$12.30	0.03	1.95	1.98	(0.02)	—	(0.02)	$14.26	16.10%	2.22%	1.55%	0.20%	111%	$606
2016	$13.84	0.07	(0.39)	(0.32)	(0.08)	(1.14)	(1.22)	$12.30	(2.35)%	2.14%	1.55%	0.57%	107%	$882
2015	$15.12	0.08	0.58	0.66	(0.07)	(1.87)	(1.94)	$13.84	4.59%	1.98%	1.55%	0.57%	106%	$801
2014	$12.84	0.06	3.25	3.31	(0.07)	(0.96)	(1.03)	$15.12	26.55%	2.02%	1.55%	0.44%	104%	$753

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$13.93	(0.06)	1.78	1.72	—	(0.51)	(0.51)	$15.14	12.40%	2.85%	2.29%	(0.52)%	101%	$153
2017	$12.09	(0.07)	1.91	1.84	—	—	—	$13.93	15.22%	2.97%	2.30%	(0.55)%	111%	$371
2016	$13.69	(0.02)	(0.40)	(0.42)	(0.04)	(1.14)	(1.18)	$12.09	(3.09)%	2.89%	2.30%	(0.18)%	107%	$310
2015	$15.01	(0.03)	0.58	0.55	—	(1.87)	(1.87)	$13.69	3.77%	2.73%	2.30%	(0.18)%	106%	$736
2014	$12.78	(0.05)	3.24	3.19	—	(0.96)	(0.96)	$15.01	25.66%	2.77%	2.30%	(0.31)%	104%	$768
R Class
2018	$14.20	(0.01)	1.84	1.83	(0.01)	(0.51)	(0.52)	$15.51	12.94%	2.35%	1.79%	(0.02)%	101%	$237
2017	$12.26	—(3)	1.94	1.94	—	—	—	$14.20	15.82%	2.47%	1.80%	(0.05)%	111%	$165
2016	$13.83	0.03	(0.39)	(0.36)	(0.07)	(1.14)	(1.21)	$12.26	(2.62)%	2.39%	1.80%	0.32%	107%	$57
2015	$15.11	0.04	0.59	0.63	(0.04)	(1.87)	(1.91)	$13.83	4.28%	2.23%	1.80%	0.32%	106%	$9
2014	$12.83	0.03	3.25	3.28	(0.04)	(0.96)	(1.00)	$15.11	26.27%	2.27%	1.80%	0.19%	104%	$176

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Core Equity Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Equity Plus Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statements of operations and cash flows for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.

For corporate taxpayers, the fund hereby designates $859,900, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $6,280,425, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92994 1808

Annual Report

June 30, 2018

Disciplined Growth Fund
Investor Class (ADSIX)
I Class (ADCIX)
Y Class (ADCYX)
A Class (ADCVX)
C Class (ADCCX)
R Class (ADRRX)
R5 Class (ADGGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADSIX	18.80%	13.92%	10.71%	—	9/30/05
Russell 1000 Growth Index	—	22.51%	16.35%	11.82%	—	—
I Class	ADCIX	19.01%	14.15%	10.94%	—	9/30/05
Y Class	ADCYX	19.06%	—	—	18.24%	4/10/17
A Class	ADCVX					9/30/05
No sales charge		18.48%	13.64%	10.45%	—
With sales charge		11.67%	12.30%	9.79%	—
C Class	ADCCX	17.57%	12.78%	9.60%	—	9/28/07
R Class	ADRRX	18.20%	13.35%	10.16%	—	9/30/05
R5 Class	ADGGX	19.00%	—	—	18.18%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $27,680

Russell 1000 Growth Index — $30,580

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class
1.02%	0.82%	0.77%	1.27%	2.02%	1.52%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Tsuyoshi Ozaki joined the portfolio management team in 2017.

Performance Summary

The Disciplined Growth Fund returned 18.80%* for the fiscal year ended June 30, 2018, compared with the 22.51% return of its benchmark, the Russell 1000 Growth Index.

The Disciplined Growth Fund advanced during the fiscal year, but underperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the health care and information technology sectors detracted, while positioning in consumer staples and industrials benefited relative performance.

Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, overall performance was aided by growth, sentiment, and quality factors, while the value factor detracted.

Stock Choices Across Several Sectors Detracted From Relative Returns

Picks in the health care sector were the largest drivers of relative underperformance. Selections in the biotechnology industry, such as AbbVie, Celgene, and Regeneron Pharmaceuticals, were among the leading detractors for the period. In health care equipment and supplies, a portfolio-only position in Zimmer Biomet Holdings was also among the largest detractors. Elsewhere in the sector, holdings among pharmaceuticals companies also hurt relative returns. We eliminated our stakes in Regeneron and Zimmer Biomet during the period.

Stock selection within information technology also negatively affected the portfolio. Stock choices in the IT services industry, such as payment processing companies like MasterCard and PayPal Holdings, detracted from relative returns. We eliminated our position in PayPal. In semiconductors and semiconductor equipment, an underweight to NVIDIA was among one of the largest detractors from relative performance for the period. Stock choices in technology hardware, storage, and peripherals were also negative, as were decisions in the communications equipment industry.

Within the consumer discretionary sector, an underweight to streaming services company Netflix was a large detractor. Netflix reported strong subscriber growth, and the stock rose. The portfolio has some exposure to the stock but less than the index, maintaining an underweight to the stock due to its poor quality, valuation, and sentiment scores. In addition to Netflix, positioning in the leisure products, multiline retail, and household durables industries hurt relative performance.

Consumer Staples and Industrials Were Additive

Within consumer staples, an underweight position in tobacco companies helped relative returns. The stock of companies such as Altria Group and Philip Morris International have been depressed due to falling sales and shifting consumer tastes. Philip Morris’ stock fell due to poor sales of its new smokeless tobacco product. A relative underweight to Altria Group and a lack of exposure to Philip Morris International benefited relative returns. Elsewhere in the sector, a portfolio-only

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

position in diet and nutrition product company Medifast benefited returns and was among the top contributors for the period. Underweights to beverages companies such as Coca-Cola Co. and PepsiCo also helped performance, as the companies’ stock has been under pressure due to changing consumer preferences.

Stock selection within the industrials sector also helped relative results. Overweights to several aerospace and defense companies helped relative returns. In particular, an overweight to Boeing was among the top contributors for the period. Positioning within the professional services industry also boosted relative returns. Human resources company Insperity was a strong contributor, as its stock rose during the period on the back of a tight job market. Elsewhere in the sector, avoidance of selected poor-performing air freight and logistics and airlines companies was also additive.

A Look Ahead

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period-end, consumer discretionary was the most overweight sector. According to our factor model, consumer durables and apparel offer some of the best opportunities in the current environment. We increased our relative overweight position in order to take advantage of these opportunities. Health care was among our largest active weights during the period. Based on our factor model, we believe there are significant opportunities in the pharmaceuticals and biotechnology industries. Conversely, we are underweight the financials and consumer staples sectors. Diversified financials companies show a lack of opportunity and are comparatively unattractive in terms of growth metrics. Our model also identifies a lack of opportunity in the insurance space. In the consumer staples sector, our underweight is driven by a lack of exposure to the food, beverage, and tobacco industry group, which scores poorly on growth, quality, and sentiment.

6

Fund Characteristics

JUNE 30, 2018
Top Ten Holdings	% of net assets
Apple, Inc.	7.7%
Alphabet, Inc., Class A	6.0%
Microsoft Corp.	5.3%
Amazon.com, Inc.	5.2%
Facebook, Inc., Class A	4.3%
UnitedHealth Group, Inc.	2.7%
Visa, Inc., Class A	2.5%
Boeing Co. (The)	2.1%
Adobe Systems, Inc.	1.9%
AbbVie, Inc.	1.8%

Top Five Industries	% of net assets
Software	12.3%
Internet Software and Services	10.8%
Technology Hardware, Storage and Peripherals	8.8%
Internet and Direct Marketing Retail	6.5%
Biotechnology	5.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.9%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,055.20	$5.15	1.01%
I Class	$1,000	$1,056.20	$4.13	0.81%
Y Class	$1,000	$1,056.70	$3.88	0.76%
A Class	$1,000	$1,053.90	$6.42	1.26%
C Class	$1,000	$1,049.80	$10.22	2.01%
R Class	$1,000	$1,052.90	$7.69	1.51%
R5 Class	$1,000	$1,056.20	$4.13	0.81%
Hypothetical
Investor Class	$1,000	$1,019.79	$5.06	1.01%
I Class	$1,000	$1,020.78	$4.06	0.81%
Y Class	$1,000	$1,021.03	$3.81	0.76%
A Class	$1,000	$1,018.55	$6.31	1.26%
C Class	$1,000	$1,014.83	$10.04	2.01%
R Class	$1,000	$1,017.31	$7.55	1.51%
R5 Class	$1,000	$1,020.78	$4.06	0.81%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 99.9%
Aerospace and Defense — 4.4%
Astronics Corp.(1)	4,027	$144,851
Boeing Co. (The)	43,369	14,550,733
Curtiss-Wright Corp.	15,323	1,823,744
Lockheed Martin Corp.	27,353	8,080,897
Raytheon Co.	29,851	5,766,616
		30,366,841
Auto Components — 0.4%
Stoneridge, Inc.(1)	1,968	69,155
Visteon Corp.(1)	22,458	2,902,472
		2,971,627
Banks — 0.2%
Central Pacific Financial Corp.	54,127	1,550,738
Beverages — 1.3%
Coca-Cola Co. (The)	24,265	1,064,263
Constellation Brands, Inc., Class A	30,723	6,724,343
PepsiCo, Inc.	10,698	1,164,691
		8,953,297
Biotechnology — 5.9%
AbbVie, Inc.	136,013	12,601,605
Alexion Pharmaceuticals, Inc.(1)	54,127	6,719,867
Amgen, Inc.	38,827	7,167,076
Biogen, Inc.(1)	28,635	8,311,022
Celgene Corp.(1)	73,603	5,845,550
		40,645,120
Capital Markets — 0.4%
BGC Partners, Inc., Class A	11,855	134,199
Cboe Global Markets, Inc.	23,603	2,456,364
		2,590,563
Chemicals — 0.6%
Kraton Corp.(1)	25,738	1,187,551
LyondellBasell Industries NV, Class A	1,567	172,135
Praxair, Inc.	14,106	2,230,864
Scotts Miracle-Gro Co. (The)	2,450	203,742
		3,794,292
Commercial Services and Supplies — 0.8%
McGrath RentCorp	22,358	1,414,591
MSA Safety, Inc.	39,847	3,838,860
		5,253,451
Communications Equipment — 0.6%
F5 Networks, Inc.(1)	14,093	2,430,338

10

	Shares	Value
Palo Alto Networks, Inc.(1)	8,003	$1,644,376
		4,074,714
Diversified Consumer Services — 0.8%
Cambium Learning Group, Inc.(1)	17,598	196,218
Grand Canyon Education, Inc.(1)	44,189	4,931,934
		5,128,152
Diversified Telecommunication Services — 0.1%
Vonage Holdings Corp.(1)	48,001	618,733
Electrical Equipment — 0.2%
AMETEK, Inc.	14,473	1,044,372
Energy Equipment and Services — 0.8%
Halliburton Co.	123,439	5,562,161
Equity Real Estate Investment Trusts (REITs) — 0.6%
PotlatchDeltic Corp.	30,405	1,546,094
PS Business Parks, Inc.	18,799	2,415,672
		3,961,766
Food and Staples Retailing†
Walgreens Boots Alliance, Inc.	2,537	152,258
Health Care Equipment and Supplies — 1.3%
Edwards Lifesciences Corp.(1)	11,830	1,722,093
Haemonetics Corp.(1)	22,387	2,007,666
Intuitive Surgical, Inc.(1)	10,297	4,926,909
Orthofix International NV(1)	6,944	394,558
		9,051,226
Health Care Providers and Services — 4.6%
Cigna Corp.	30,848	5,242,618
Express Scripts Holding Co.(1)	44,894	3,466,266
Tivity Health, Inc.(1)	39,342	1,384,838
UnitedHealth Group, Inc.	74,229	18,211,343
WellCare Health Plans, Inc.(1)	13,422	3,305,033
		31,610,098
Health Care Technology — 0.1%
athenahealth, Inc.(1)	1,272	202,426
HealthStream, Inc.	6,111	166,891
		369,317
Hotels, Restaurants and Leisure — 3.3%
Las Vegas Sands Corp.	97,226	7,424,177
Marriott International, Inc., Class A	52,575	6,655,995
McDonald's Corp.	7,600	1,190,844
Ruth's Hospitality Group, Inc.	8,338	233,881
Vail Resorts, Inc.	13,588	3,725,694
Wynn Resorts Ltd.	19,243	3,220,124
		22,450,715
Household Durables — 0.9%
PulteGroup, Inc.	172,419	4,957,046
Toll Brothers, Inc.	30,765	1,137,997

11

	Shares	Value
William Lyon Homes, Class A(1)	11,512	$267,079
		6,362,122
Household Products — 1.0%
Kimberly-Clark Corp.	62,514	6,585,225
Independent Power and Renewable Electricity Producers — 0.8%
NRG Energy, Inc.	168,578	5,175,345
Industrial Conglomerates — 1.8%
3M Co.	20,936	4,118,530
Honeywell International, Inc.	59,078	8,510,186
		12,628,716
Insurance — 0.9%
Infinity Property & Casualty Corp.	44,481	6,331,870
Internet and Direct Marketing Retail — 6.5%
Amazon.com, Inc.(1)	21,004	35,702,599
Booking Holdings, Inc.(1)	65	131,761
Netflix, Inc.(1)	5,772	2,259,334
Nutrisystem, Inc.	57,829	2,226,416
PetMed Express, Inc.	10,860	478,383
Shutterfly, Inc.(1)	44,353	3,993,101
		44,791,594
Internet Software and Services — 10.8%
Alphabet, Inc., Class A(1)	36,213	40,891,358
Facebook, Inc., Class A(1)	151,219	29,384,876
LogMeIn, Inc.	20,048	2,069,956
Stamps.com, Inc.(1)	4,942	1,250,573
		73,596,763
IT Services — 5.9%
Accenture plc, Class A	16,716	2,734,570
CSG Systems International, Inc.	106,128	4,337,451
DXC Technology Co.	21,182	1,707,481
International Business Machines Corp.	62,385	8,715,185
MasterCard, Inc., Class A	13,355	2,624,525
Syntel, Inc.(1)	57,565	1,847,261
Unisys Corp.(1)	89,498	1,154,524
Visa, Inc., Class A	129,504	17,152,805
		40,273,802
Machinery — 2.1%
Caterpillar, Inc.	60,557	8,215,768
Hyster-Yale Materials Handling, Inc.	1,315	84,489
Ingersoll-Rand plc	66,621	5,977,902
Lydall, Inc.(1)	2,290	99,959
		14,378,118
Media — 1.0%
Comcast Corp., Class A	53,175	1,744,672
Entravision Communications Corp., Class A	231,259	1,156,295
tronc, Inc.(1)	39,450	681,696

12

	Shares	Value
Walt Disney Co. (The)	30,984	$3,247,433
		6,830,096
Multiline Retail — 0.8%
Dollar Tree, Inc.(1)	65,424	5,561,040
Oil, Gas and Consumable Fuels — 0.8%
Continental Resources, Inc.(1)	87,425	5,661,643
Personal Products — 0.5%
Medifast, Inc.	20,166	3,229,786
Pharmaceuticals — 3.7%
Allergan plc	28,576	4,764,191
Bristol-Myers Squibb Co.	117,769	6,517,336
Eli Lilly & Co.	61,667	5,262,045
Johnson & Johnson	21,920	2,659,773
Zoetis, Inc.	68,771	5,858,601
		25,061,946
Professional Services — 2.1%
ASGN, Inc.(1)	25,872	2,022,932
Insperity, Inc.	59,046	5,624,132
Kforce, Inc.	11,531	395,513
Robert Half International, Inc.	94,083	6,124,803
TrueBlue, Inc.(1)	6,234	168,006
		14,335,386
Real Estate Management and Development†
Newmark Group, Inc., Class A	9,254	131,684
Semiconductors and Semiconductor Equipment — 4.6%
Applied Materials, Inc.	153,619	7,095,662
Broadcom, Inc.	40,293	9,776,694
Lam Research Corp.	17,510	3,026,603
MKS Instruments, Inc.	36,977	3,538,699
NVIDIA Corp.	9,771	2,314,750
NXP Semiconductors NV(1)	13,560	1,481,701
Skyworks Solutions, Inc.	21,435	2,071,693
Texas Instruments, Inc.	18,781	2,070,605
		31,376,407
Software — 12.3%
Activision Blizzard, Inc.	113,311	8,647,895
Adobe Systems, Inc.(1)	52,567	12,816,360
Cadence Design Systems, Inc.(1)	132,796	5,751,395
Electronic Arts, Inc.(1)	63,135	8,903,298
Microsoft Corp.	369,904	36,476,233
Red Hat, Inc.(1)	22,818	3,066,055
salesforce.com, Inc.(1)	21,982	2,998,345
Synopsys, Inc.(1)	61,386	5,252,800
		83,912,381
Specialty Retail — 4.3%
Asbury Automotive Group, Inc.(1)	61,471	4,213,837
AutoZone, Inc.(1)	8,699	5,836,420

13

	Shares	Value
Burlington Stores, Inc.(1)	38,369	$5,775,686
Home Depot, Inc. (The)	32,656	6,371,186
Ross Stores, Inc.	84,130	7,130,017
		29,327,146
Technology Hardware, Storage and Peripherals — 8.8%
Apple, Inc.	283,880	52,549,027
NetApp, Inc.	38,064	2,989,166
Western Digital Corp.	64,456	4,989,539
		60,527,732
Textiles, Apparel and Luxury Goods — 2.8%
Columbia Sportswear Co.	31,054	2,840,509
Deckers Outdoor Corp.(1)	44,571	5,031,620
Michael Kors Holdings Ltd.(1)	84,003	5,594,600
Oxford Industries, Inc.	5,306	440,292
Tapestry, Inc.	113,982	5,324,099
		19,231,120
Thrifts and Mortgage Finance — 0.1%
Merchants Bancorp	7,239	206,529
Nationstar Mortgage Holdings, Inc.(1)	35,325	619,247
		825,776
Tobacco — 0.2%
Altria Group, Inc.	18,544	1,053,114
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.(1)	95,468	5,704,213
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $497,338,240)		683,042,466
OTHER ASSETS AND LIABILITIES — 0.1%		941,885
TOTAL NET ASSETS — 100.0%		$683,984,351

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $497,338,240)	$683,042,466
Receivable for investments sold	13,815,149
Receivable for capital shares sold	192,529
Dividends and interest receivable	228,730
697,278,874

Liabilities
Disbursements in excess of demand deposit cash	7,563,733
Payable for capital shares redeemed	5,129,540
Accrued management fees	553,919
Distribution and service fees payable	47,331
13,294,523

Net Assets	$683,984,351

Net Assets Consist of:
Capital (par value and paid-in surplus)	$446,663,256
Undistributed net realized gain	51,616,869
Net unrealized appreciation	185,704,226
$683,984,351

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$362,864,708	15,087,639	$24.05
I Class, $0.01 Par Value	$231,260,667	9,585,113	$24.13
Y Class, $0.01 Par Value	$6,132	254	$24.14
A Class, $0.01 Par Value	$37,832,068	1,584,971	$23.87*
C Class, $0.01 Par Value	$40,252,571	1,785,403	$22.55
R Class, $0.01 Par Value	$10,626,112	452,803	$23.47
R5 Class, $0.01 Par Value	$1,142,093	47,310	$24.14
*Maximum offering price $25.33 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends	$9,196,931
Interest	32,488
9,229,419

Expenses:
Management fees	7,061,822
Distribution and service fees:
A Class	127,519
C Class	419,662
R Class	51,779
Directors' fees and expenses	45,976
Other expenses	18,201
7,724,959

Net investment income (loss)	1,504,460

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	102,381,469
Futures contract transactions	86,201
102,467,670

Change in net unrealized appreciation (depreciation) on investments	26,906,887

Net realized and unrealized gain (loss)	129,374,557
Net Increase (Decrease) in Net Assets Resulting from Operations	$130,879,017

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$1,504,460	$3,799,512
Net realized gain (loss)	102,467,670	75,445,536
Change in net unrealized appreciation (depreciation)	26,906,887	75,474,464
Net increase (decrease) in net assets resulting from operations	130,879,017	154,719,512

Distributions to Shareholders
From net investment income:
Investor Class	(472,347)	(2,059,819)
I Class	(777,511)	(1,611,245)
Y Class	(23)	(27)
A Class	—	(206,217)
R Class	—	(26,167)
R5 Class	(3,760)	(26)
From net realized gains:
Investor Class	(33,210,964)	—
I Class	(20,566,325)	—
Y Class	(474)	—
A Class	(4,537,047)	—
C Class	(3,660,556)	—
R Class	(837,751)	—
R5 Class	(38,546)	—
Decrease in net assets from distributions	(64,105,304)	(3,903,501)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(169,631,530)	(244,320,800)

Net increase (decrease) in net assets	(102,857,817)	(93,504,789)

Net Assets
Beginning of period	786,842,168	880,346,957
End of period	$683,984,351	$786,842,168

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.01%
I Class		0.0500% to 0.1100%	0.81%
Y Class		0.0000% to 0.0600%	0.76%
A Class		0.2500% to 0.3100%	1.01%
C Class		0.2500% to 0.3100%	1.01%
R Class		0.2500% to 0.3100%	1.01%
R5 Class		0.0500% to 0.1100%	0.81%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period,

20

the interfund purchases and sales were $13,811,364 and $13,091,723, respectively. The effect of interfund transactions on the Statement of Operations was $1,365,680 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2018 were $721,276,681 and $950,968,562, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	170,000,000		170,000,000
Sold	2,472,572	$58,172,305	6,575,712	$138,691,625
Issued in reinvestment of distributions	1,466,544	33,371,100	89,981	2,002,832
Redeemed	(8,504,895)	(200,151,785)	(7,214,211)	(148,807,325)
	(4,565,779)	(108,608,380)	(548,518)	(8,112,868)
I Class/Shares Authorized	100,000,000		100,000,000
Sold	3,053,444	71,671,023	3,304,496	69,910,623
Issued in reinvestment of distributions	913,990	20,917,098	73,292	1,610,610
Redeemed	(5,144,961)	(120,641,069)	(9,916,966)	(197,984,376)
	(1,177,527)	(28,052,948)	(6,539,178)	(126,463,143)
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	231	5,000
Issued in reinvestment of distributions	22	497	1	27
	22	497	232	5,027
A Class/Shares Authorized	50,000,000		50,000,000
Sold	376,774	8,788,129	812,165	16,098,997
Issued in reinvestment of distributions	167,654	3,782,262	7,384	163,546
Redeemed	(1,620,851)	(37,798,729)	(5,437,249)	(113,675,537)
	(1,076,423)	(25,228,338)	(4,617,700)	(97,412,994)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	93,700	2,087,597	242,138	4,677,733
Issued in reinvestment of distributions	164,651	3,523,536	—	—
Redeemed	(589,772)	(13,023,595)	(693,234)	(13,311,594)
	(331,421)	(7,412,462)	(451,096)	(8,633,861)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	71,330	1,648,416	103,716	2,111,613
Issued in reinvestment of distributions	37,720	837,751	1,197	26,167
Redeemed	(172,037)	(3,935,711)	(296,491)	(5,845,767)
	(62,987)	(1,449,544)	(191,578)	(3,707,987)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	48,935	1,165,506	231	5,000
Issued in reinvestment of distributions	1,840	42,306	1	26
Redeemed	(3,697)	(88,167)	—	—
	47,078	1,119,645	232	5,026
Net increase (decrease)	(7,167,037)	$(169,631,530)	(12,347,606)	$(244,320,800)

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2018, the effect of equity price risk derivative instruments on the Statement of Operations was $86,201 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$17,580,908	$3,903,501
Long-term capital gains	$46,524,396	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $10,568,975, undistributed net investment income $(250,819) and undistributed net realized gain $(10,318,156).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$498,390,770
Gross tax appreciation of investments	$196,128,810
Gross tax depreciation of investments	(11,477,114)
Net tax appreciation (depreciation) of investments	$184,651,696
Undistributed ordinary income	$16,753,212
Accumulated long-term gains	$35,916,187

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$22.10	0.05	3.97	4.02	(0.03)	(2.04)	(2.07)	$24.05	18.80%	1.02%	0.21%	97%	$362,865
2017	$18.36	0.11	3.74	3.85	(0.11)	—	(0.11)	$22.10	20.88%	1.02%	0.51%	124%	$434,242
2016	$19.15	0.12	(0.53)	(0.41)	(0.12)	(0.26)	(0.38)	$18.36	(2.08)%	1.03%	0.64%	113%	$370,901
2015	$18.82	0.14	1.09	1.23	(0.11)	(0.79)	(0.90)	$19.15	6.59%	1.02%	0.75%	108%	$502,389
2014	$15.56	0.12	4.15	4.27	(0.11)	(0.90)	(1.01)	$18.82	28.05%	1.02%	0.70%	102%	$226,370
I Class
2018	$22.16	0.10	3.99	4.09	(0.08)	(2.04)	(2.12)	$24.13	19.01%	0.82%	0.41%	97%	$231,261
2017	$18.41	0.15	3.75	3.90	(0.15)	—	(0.15)	$22.16	21.18%	0.82%	0.71%	124%	$238,480
2016	$19.20	0.16	(0.53)	(0.37)	(0.16)	(0.26)	(0.42)	$18.41	(1.95)%	0.83%	0.84%	113%	$318,576
2015	$18.87	0.20	1.06	1.26	(0.14)	(0.79)	(0.93)	$19.20	6.84%	0.82%	0.95%	108%	$372,011
2014	$15.60	0.16	4.15	4.31	(0.14)	(0.90)	(1.04)	$18.87	28.30%	0.82%	0.90%	102%	$26,334
Y Class
2018	$22.17	0.11	3.99	4.10	(0.09)	(2.04)	(2.13)	$24.14	19.06%	0.77%	0.46%	97%	$6
2017(3)	$21.62	0.04	0.63	0.67	(0.12)	—	(0.12)	$22.17	3.07%	0.77%(4)	0.74%(4)	124%(5)	$5
A Class
2018	$21.97	(0.01)	3.95	3.94	—	(2.04)	(2.04)	$23.87	18.48%	1.27%	(0.04)%	97%	$37,832
2017	$18.28	0.05	3.72	3.77	(0.08)	—	(0.08)	$21.97	20.61%	1.27%	0.26%	124%	$58,469
2016	$19.09	0.07	(0.52)	(0.45)	(0.10)	(0.26)	(0.36)	$18.28	(2.35)%	1.28%	0.39%	113%	$133,042
2015	$18.77	0.09	1.08	1.17	(0.06)	(0.79)	(0.85)	$19.09	6.35%	1.27%	0.50%	108%	$173,300
2014	$15.52	0.08	4.13	4.21	(0.06)	(0.90)	(0.96)	$18.77	27.75%	1.27%	0.45%	102%	$95,509

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$21.00	(0.17)	3.76	3.59	—	(2.04)	(2.04)	$22.55	17.57%	2.02%	(0.79)%	97%	$40,253
2017	$17.54	(0.09)	3.55	3.46	—	—	—	$21.00	19.73%	2.02%	(0.49)%	124%	$44,456
2016	$18.41	(0.06)	(0.51)	(0.57)	(0.04)	(0.26)	(0.30)	$17.54	(3.11)%	2.03%	(0.36)%	113%	$45,050
2015	$18.21	(0.05)	1.04	0.99	—	(0.79)	(0.79)	$18.41	5.56%	2.02%	(0.25)%	108%	$50,355
2014	$15.14	(0.05)	4.02	3.97	—	(0.90)	(0.90)	$18.21	26.80%	2.02%	(0.30)%	102%	$24,646
R Class
2018	$21.68	(0.06)	3.89	3.83	—	(2.04)	(2.04)	$23.47	18.20%	1.52%	(0.29)%	97%	$10,626
2017	$18.06	—(6)	3.67	3.67	(0.05)	—	(0.05)	$21.68	20.33%	1.52%	0.01%	124%	$11,184
2016	$18.89	0.03	(0.52)	(0.49)	(0.08)	(0.26)	(0.34)	$18.06	(2.60)%	1.53%	0.14%	113%	$12,778
2015	$18.60	0.04	1.06	1.10	(0.02)	(0.79)	(0.81)	$18.89	6.06%	1.52%	0.25%	108%	$14,449
2014	$15.39	0.03	4.10	4.13	(0.02)	(0.90)	(0.92)	$18.60	27.41%	1.52%	0.20%	102%	$6,611
R5 Class
2018	$22.17	0.10	3.99	4.09	(0.08)	(2.04)	(2.12)	$24.14	19.00%	0.82%	0.41%	97%	$1,142
2017(3)	$21.62	0.03	0.63	0.66	(0.11)	—	(0.11)	$22.17	3.06%	0.82%(4)	0.69%(4)	124%(5)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through June 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

(6)	Amount is less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Disciplined Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Disciplined Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

33

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.

For corporate taxpayers, the fund hereby designates $8,417,315, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $20,203,670 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2018.

The fund hereby designates $53,278,469, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.

The fund utilized earnings and profits of $10,568,975 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92989 1808

Annual Report

June 30, 2018

Equity Growth Fund
Investor Class (BEQGX)
I Class (AMEIX)
A Class (BEQAX)
C Class (AEYCX)
R Class (AEYRX)
R5 Class (AEYGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	15.62%	11.90%	9.18%	—	5/9/91
S&P 500 Index	—	14.37%	13.41%	10.16%	—	—
I Class	AMEIX	15.87%	12.13%	9.40%	—	1/2/98
A Class	BEQAX					10/9/97
No sales charge		15.32%	11.62%	8.91%	—
With sales charge		8.68%	10.31%	8.26%	—
C Class	AEYCX	14.48%	10.79%	8.10%	—	7/18/01
R Class	AEYRX	15.06%	11.34%	8.63%	—	7/29/05
R5 Class	AEYGX	15.83%	—	—	15.16%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $24,073

S&P 500 Index — $26,340

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.67%	0.47%	0.92%	1.67%	1.17%	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Performance Summary

Equity Growth returned 15.62%* for the fiscal year ended June 30, 2018, compared with the 14.37% return of its benchmark, the S&P 500 Index.

Equity Growth advanced during the fiscal year, outperforming its benchmark, the S&P 500 Index. Security selection in the industrials and consumer staples sectors and positioning in the consumer discretionary sector contributed the most to fund performance, while health care and energy positioning detracted from relative performance.

Equity Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. For the fiscal year, the net factor contribution was positive, with quality, growth, and sentiment helping the most, while valuation detracted.

Stock Choices Across Several Sectors Benefited Relative Returns

Stock choices in industrials were the largest drivers of the fund’s 12-month results. An underweight position to industrial conglomerate General Electric was the top contributor for the period. We have since exited the position. Avoidance of many relatively poor-performing stocks within the airlines, air freight and logistics, and building products industries also contributed.

Positioning within consumer staples was also beneficial to relative returns. A comparative lack of exposure to tobacco companies which struggled during the period, such as Philip Morris International and Altria Group, was additive. As consumer attitudes towards tobacco change, Philip Morris had trouble launching its new smokeless cigarette product line, which hurt the stock. In addition, security selection within the beverages and food products industries also contributed to relative performance. Underweights to PepsiCo and The Coca-Cola Company, which have also been under pressure due to shifting consumer preferences, benefited results. We have since closed our position in both of these companies.

Stock choices in the consumer discretionary sector also helped returns, particularly within the hotels, restaurants, and leisure industry. A portfolio-only position in Vail Resorts, a hospitality and resort company that has been purchasing land over the past year, was a strong contributor within the industry. Avoiding or underweighting several positions within media also helped. An underweight to Comcast was one of the largest contributing positions to relative returns within the sector. We have since exited our position. Several textiles, apparel, and luxury goods companies also contributed, such as Deckers Outdoor. The outdoor goods and apparel company’s stock price rose during the period from strong quarterly earnings and ended the 12-month period as one of the top-ten contributing stocks.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Health Care and Energy Detracted

Positioning within the health care sector was the largest overall detractor from relative returns during the period. Stock selection within health care equipment and supplies was the most prominent source of underperformance. Zimmer Biomet Holdings was a leading detractor from relative performance in the industry, as were overweights to Hologic and The Cooper Companies. We have since exited these positions. Elsewhere in the sector, an overweight to biotechnology firm Celgene was a significant detractor.

Stock selection within the energy sector also hurt relative results. Security selection decisions within the energy equipment and services and oil, gas, and consumable fuels industries also dampened returns.

A Look Ahead

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, information technology remains the most overweight sector. Software and services stocks represent one of the most attractive industry groups we see. Semiconductor and semiconductor equipment companies also scored very highly along multiple dimensions of our stock selection model. Consumer discretionary is also attractive, with consumer services companies a significant overweight, followed by the consumer durables and apparel industry group. Conversely, our utilities sector underweight position reflects a lack of opportunity in this area across most factors in the stock selection model. A lack of exposure to the materials and telecommunication services sectors is also driven by a comparative lack of opportunity. We see a number of stocks in the materials sector in particular as having unattractive growth and sentiment characteristics. In addition, our underweight in the consumer staples sector derives in part from our lack of exposure to the food, beverage, and tobacco industry group, which scores poorly on growth, quality, and sentiment. Elsewhere in the sector, companies in the food and staples retailing industry group score poorly on our growth metrics.

6

Fund Characteristics

JUNE 30, 2018
Top Ten Holdings	% of net assets
Microsoft Corp.	4.0%
Alphabet, Inc., Class A	3.8%
Amazon.com, Inc.	3.7%
Apple, Inc.	3.4%
Facebook, Inc., Class A	2.8%
JPMorgan Chase & Co.	2.4%
UnitedHealth Group, Inc.	2.0%
Chevron Corp.	1.9%
Pfizer, Inc.	1.8%
Bank of America Corp.	1.7%

Top Five Industries	% of net assets
Software	7.9%
Internet Software and Services	7.3%
Banks	7.1%
Oil, Gas and Consumable Fuels	5.4%
Semiconductors and Semiconductor Equipment	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	(1.6)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,033.70	$3.33	0.66%
I Class	$1,000	$1,034.60	$2.32	0.46%
A Class	$1,000	$1,032.50	$4.59	0.91%
C Class	$1,000	$1,028.70	$8.35	1.66%
R Class	$1,000	$1,031.00	$5.84	1.16%
R5 Class	$1,000	$1,034.60	$2.32	0.46%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
I Class	$1,000	$1,022.51	$2.31	0.46%
A Class	$1,000	$1,020.28	$4.56	0.91%
C Class	$1,000	$1,016.56	$8.30	1.66%
R Class	$1,000	$1,019.04	$5.81	1.16%
R5 Class	$1,000	$1,022.51	$2.31	0.46%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace and Defense — 4.6%
Boeing Co. (The)	119,239	$40,005,877
Curtiss-Wright Corp.	59,016	7,024,084
General Dynamics Corp.	137,148	25,565,759
Lockheed Martin Corp.	109,545	32,362,880
Raytheon Co.	101,867	19,678,667
Textron, Inc.	267,264	17,615,370
		142,252,637
Banks — 7.1%
Bank of America Corp.	1,905,207	53,707,785
BB&T Corp.	22,775	1,148,771
Citigroup, Inc.	7,820	523,314
Fifth Third Bancorp	32,973	946,325
JPMorgan Chase & Co.	706,841	73,652,832
SunTrust Banks, Inc.	417,133	27,539,121
U.S. Bancorp	651,978	32,611,940
Wells Fargo & Co.	494,792	27,431,269
		217,561,357
Beverages — 1.7%
Constellation Brands, Inc., Class A	130,528	28,568,664
Molson Coors Brewing Co., Class B	330,756	22,504,638
		51,073,302
Biotechnology — 4.4%
AbbVie, Inc.	383,224	35,505,704
Alexion Pharmaceuticals, Inc.(1)	71,495	8,876,104
Amgen, Inc.	236,519	43,659,042
Biogen, Inc.(1)	112,562	32,669,995
Celgene Corp.(1)	176,606	14,026,048
		134,736,893
Building Products — 0.3%
Owens Corning	129,308	8,194,248
Capital Markets — 1.6%
Affiliated Managers Group, Inc.	92,134	13,697,562
BGC Partners, Inc., Class A	207,840	2,352,749
Evercore, Inc., Class A	217,934	22,981,140
MSCI, Inc.	53,067	8,778,874
		47,810,325
Chemicals — 1.6%
Air Products & Chemicals, Inc.	126,266	19,663,404
Eastman Chemical Co.	253,527	25,342,559
Huntsman Corp.	53,391	1,559,017

10

	Shares	Value
WR Grace & Co.	32,674	$2,395,331
		48,960,311
Commercial Services and Supplies — 0.2%
MSA Safety, Inc.	53,825	5,185,501
Pitney Bowes, Inc.	192,960	1,653,667
		6,839,168
Communications Equipment — 1.7%
Cisco Systems, Inc.	1,204,216	51,817,414
Consumer Finance — 2.7%
American Express Co.	340,931	33,411,238
Discover Financial Services	344,936	24,286,944
Synchrony Financial	782,663	26,125,291
		83,823,473
Diversified Consumer Services — 0.9%
Graham Holdings Co., Class B	2,676	1,568,404
Grand Canyon Education, Inc.(1)	45,154	5,039,638
H&R Block, Inc.	915,845	20,862,949
		27,470,991
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	135,018	25,201,110
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	366,324	11,762,653
Verizon Communications, Inc.	59,557	2,996,313
		14,758,966
Electric Utilities†
Portland General Electric Co.	33,109	1,415,741
Energy Equipment and Services — 1.0%
Halliburton Co.	658,252	29,660,835
Equity Real Estate Investment Trusts (REITs) — 3.1%
Gaming and Leisure Properties, Inc.	288,777	10,338,217
Highwoods Properties, Inc.	80,377	4,077,525
Host Hotels & Resorts, Inc.	31,933	672,828
Park Hotels & Resorts, Inc.	777,188	23,805,269
PotlatchDeltic Corp.	445,804	22,669,133
PS Business Parks, Inc.	11,212	1,440,742
Senior Housing Properties Trust	117,010	2,116,711
Weingarten Realty Investors	188,577	5,810,057
Weyerhaeuser Co.	694,525	25,322,382
		96,252,864
Food Products — 0.8%
Conagra Brands, Inc.	65,055	2,324,415
Mondelez International, Inc., Class A	222,114	9,106,674
Nomad Foods Ltd.(1)	209,717	4,024,469
Pinnacle Foods, Inc.	122,089	7,943,111
		23,398,669
Health Care Equipment and Supplies — 3.6%
Abbott Laboratories	616,685	37,611,618
11

	Shares	Value
Edwards Lifesciences Corp.(1)	19,939	$2,902,520
Haemonetics Corp.(1)	41,810	3,749,521
Hill-Rom Holdings, Inc.	133,160	11,630,194
Intuitive Surgical, Inc.(1)	76,060	36,393,189
Medtronic plc	38,149	3,265,936
STERIS plc	59,495	6,247,570
Varian Medical Systems, Inc.(1)	83,275	9,470,033
		111,270,581
Health Care Providers and Services — 2.4%
Cigna Corp.	33,341	5,666,303
Express Scripts Holding Co.(1)	77,159	5,957,446
UnitedHealth Group, Inc.	247,524	60,727,538
		72,351,287
Health Care Technology — 0.6%
Cerner Corp.(1)	329,439	19,697,158
Hotels, Restaurants and Leisure — 2.6%
Las Vegas Sands Corp.	343,075	26,197,207
Marriott International, Inc., Class A	217,458	27,530,183
Vail Resorts, Inc.	100,047	27,431,887
		81,159,277
Household Durables — 0.1%
Garmin Ltd.	44,805	2,733,105
Household Products — 1.0%
Kimberly-Clark Corp.	261,459	27,542,091
Procter & Gamble Co. (The)	24,787	1,934,873
		29,476,964
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc.	137,034	4,206,944
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	262,349	37,791,373
Insurance — 1.1%
First American Financial Corp.	62,101	3,211,864
Hartford Financial Services Group, Inc. (The)	501,764	25,655,193
Torchmark Corp.	77,193	6,284,282
		35,151,339
Internet and Direct Marketing Retail — 3.7%
Amazon.com, Inc.(1)	67,237	114,289,453
Internet Software and Services — 7.3%
Alphabet, Inc., Class A(1)	102,753	116,027,660
eBay, Inc.(1)	325,944	11,818,730
Facebook, Inc., Class A(1)	450,023	87,448,469
LogMeIn, Inc.	75,597	7,805,390
		223,100,249
IT Services — 2.8%
Acxiom Corp.(1)	40,091	1,200,725
DXC Technology Co.	39,136	3,154,753
International Business Machines Corp.	281,998	39,395,120

12

	Shares	Value
Teradata Corp.(1)	29,658	$1,190,769
Total System Services, Inc.	267,604	22,617,890
Visa, Inc., Class A	138,348	18,324,193
		85,883,450
Leisure Products†
Brunswick Corp.	15,972	1,029,875
Machinery — 2.6%
Caterpillar, Inc.	247,447	33,571,134
Ingersoll-Rand plc	279,453	25,075,318
Oshkosh Corp.	161,805	11,378,128
PACCAR, Inc.	32,743	2,028,756
Toro Co. (The)	145,098	8,742,155
		80,795,491
Media — 0.6%
CBS Corp., Class B	285,090	16,027,760
Walt Disney Co. (The)	16,797	1,760,493
		17,788,253
Multiline Retail — 1.7%
Kohl's Corp.	396,076	28,873,940
Macy's, Inc.	607,243	22,729,106
		51,603,046
Oil, Gas and Consumable Fuels — 5.4%
Chevron Corp.	456,849	57,759,419
Exxon Mobil Corp.	275,266	22,772,756
HollyFrontier Corp.	343,925	23,534,788
Marathon Petroleum Corp.	422,297	29,628,357
PBF Energy, Inc., Class A	67,849	2,844,909
Phillips 66	266,677	29,950,494
		166,490,723
Paper and Forest Products — 0.3%
Louisiana-Pacific Corp.	334,784	9,112,820
Personal Products — 0.5%
Edgewell Personal Care Co.(1)	306,599	15,470,986
Pharmaceuticals — 4.1%
Allergan plc	67,623	11,274,106
Bristol-Myers Squibb Co.	63,632	3,521,395
Johnson & Johnson	389,364	47,245,428
Merck & Co., Inc.	175,673	10,663,351
Pfizer, Inc.	1,505,696	54,626,651
		127,330,931
Professional Services — 0.6%
Robert Half International, Inc.	300,280	19,548,228
Real Estate Management and Development — 0.6%
Jones Lang LaSalle, Inc.	119,681	19,865,849
Road and Rail — 0.2%
Ryder System, Inc.	63,756	4,581,506

13

	Shares	Value
Semiconductors and Semiconductor Equipment — 5.3%
Applied Materials, Inc.	600,241	$27,725,132
Broadcom, Inc.	113,997	27,660,232
Intel Corp.	1,078,190	53,596,825
Lam Research Corp.	159,792	27,620,047
Skyworks Solutions, Inc.	139,565	13,488,957
Texas Instruments, Inc.	121,519	13,397,470
		163,488,663
Software — 7.9%
Activision Blizzard, Inc.	318,383	24,298,990
Adobe Systems, Inc.(1)	175,436	42,773,051
Electronic Arts, Inc.(1)	220,618	31,111,550
Microsoft Corp.	1,248,967	123,160,636
Oracle Corp. (New York)	411,361	18,124,566
Synopsys, Inc.(1)	49,910	4,270,799
		243,739,592
Specialty Retail — 2.2%
AutoZone, Inc.(1)	38,289	25,689,239
Best Buy Co., Inc.	194,639	14,516,176
Ross Stores, Inc.	332,140	28,148,865
		68,354,280
Technology Hardware, Storage and Peripherals — 3.7%
Apple, Inc.	558,783	103,436,321
Western Digital Corp.	148,930	11,528,671
		114,964,992
Textiles, Apparel and Luxury Goods — 2.6%
Deckers Outdoor Corp.(1)	252,560	28,511,499
Michael Kors Holdings Ltd.(1)	394,424	26,268,638
Tapestry, Inc.	555,520	25,948,339
		80,728,476
Tobacco — 0.1%
Altria Group, Inc.	33,903	1,925,351
Trading Companies and Distributors — 0.2%
United Rentals, Inc.(1)	35,008	5,167,881
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.(1)	389,214	23,255,536
TOTAL COMMON STOCKS (Cost $2,274,463,018)		3,043,581,963
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $45,572,414), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $44,658,926)		44,652,414
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125%, 5/15/25, valued at $37,961,628), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $37,219,791)		37,217,000

14

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	166,357	$166,357
TOTAL TEMPORARY CASH INVESTMENTS (Cost $82,035,771)		82,035,771
TOTAL INVESTMENT SECURITIES — 101.6% (Cost $2,356,498,789)		3,125,617,734
OTHER ASSETS AND LIABILITIES — (1.6)%		(47,912,587)
TOTAL NET ASSETS — 100.0%		$3,077,705,147

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.
See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $2,356,498,789)	$3,125,617,734
Deposits with broker for futures contracts	2,318,425
Receivable for investments sold	17,043,394
Receivable for capital shares sold	531,370
Receivable for variation margin on futures contracts	81,881
Dividends and interest receivable	3,030,302
3,148,623,106

Liabilities
Payable for investments purchased	13,963,011
Payable for capital shares redeemed	55,259,767
Accrued management fees	1,656,693
Distribution and service fees payable	38,488
70,917,959

Net Assets	$3,077,705,147

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,116,625,254
Undistributed net realized gain	191,960,948
Net unrealized appreciation	769,118,945
$3,077,705,147

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,557,773,448	76,665,311	$33.36
I Class, $0.01 Par Value	$392,858,921	11,765,533	$33.39
A Class, $0.01 Par Value	$91,749,678	2,753,431	$33.32*
C Class, $0.01 Par Value	$11,190,815	339,075	$33.00
R Class, $0.01 Par Value	$22,575,844	677,076	$33.34
R5 Class, $0.01 Par Value	$1,556,441	46,609	$33.39
*Maximum offering price $35.35 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,806)	$62,479,417
Interest	213,231
62,692,648

Expenses:
Management fees	20,104,310
Distribution and service fees:
A Class	265,545
C Class	121,336
R Class	126,661
Directors' fees and expenses	195,382
Other expenses	85
20,813,319

Net investment income (loss)	41,879,329

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	293,697,938
Futures contract transactions	455,159
294,153,097

Change in net unrealized appreciation (depreciation) on investments	128,926,557

Net realized and unrealized gain (loss)	423,079,654

Net Increase (Decrease) in Net Assets Resulting from Operations	$464,958,983

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$41,879,329	$43,081,013
Net realized gain (loss)	294,153,097	232,791,478
Change in net unrealized appreciation (depreciation)	128,926,557	251,097,101
Net increase (decrease) in net assets resulting from operations	464,958,983	526,969,592

Distributions to Shareholders
From net investment income:
Investor Class	(31,401,314)	(33,467,426)
I Class	(6,265,397)	(7,117,543)
A Class	(1,028,392)	(1,454,889)
C Class	(29,746)	(38,797)
R Class	(196,109)	(253,077)
R5 Class	(10,135)	(17)
From net realized gains:
Investor Class	(214,992,641)	(12,737,507)
I Class	(36,795,961)	(2,370,475)
A Class	(8,661,590)	(706,633)
C Class	(1,021,801)	(62,292)
R Class	(1,781,358)	(151,947)
R5 Class	(63,540)	—
Decrease in net assets from distributions	(302,247,984)	(58,360,603)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(259,690,200)	(422,174,359)

Net increase (decrease) in net assets	(96,979,201)	46,434,630

Net Assets
Beginning of period	3,174,684,348	3,128,249,718
End of period	$3,077,705,147	$3,174,684,348

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

20

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 15% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%
R5 Class		0.0500% to 0.1100%	0.46%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $34,076,119 and $29,039,245, respectively. The effect of interfund transactions on the Statement of Operations was $2,774,138 in net realized gain (loss) on investment transactions.

21

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2018 were $2,651,990,702 and $3,166,786,297, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	680,000,000		680,000,000
Sold	5,332,130	$176,276,961	6,627,026	$199,762,445
Issued in reinvestment of distributions	7,487,792	242,830,271	1,512,409	45,450,842
Redeemed	(16,133,813)	(536,282,918)	(18,862,508)	(565,180,257)
	(3,313,891)	(117,175,686)	(10,723,073)	(319,966,970)
I Class/Shares Authorized	120,000,000		120,000,000
Sold	2,342,307	79,141,119	2,152,026	64,332,914
Issued in reinvestment of distributions	1,289,658	41,897,285	308,973	9,295,788
Redeemed	(6,678,723)	(221,437,781)	(4,176,477)	(124,209,609)
	(3,046,758)	(100,399,377)	(1,715,478)	(50,580,907)
A Class/Shares Authorized	45,000,000		45,000,000
Sold	421,446	14,067,450	557,149	16,638,469
Issued in reinvestment of distributions	270,453	8,749,209	65,899	1,973,904
Redeemed	(1,621,912)	(54,197,067)	(2,206,127)	(66,655,485)
	(930,013)	(31,380,408)	(1,583,079)	(48,043,112)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	23,907	790,510	56,616	1,667,233
Issued in reinvestment of distributions	31,653	1,011,259	3,246	96,253
Redeemed	(90,399)	(2,995,989)	(147,272)	(4,341,361)
	(34,839)	(1,194,220)	(87,410)	(2,577,875)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	242,105	8,043,308	430,732	12,875,097
Issued in reinvestment of distributions	61,122	1,977,467	13,485	404,919
Redeemed	(631,699)	(21,132,880)	(479,021)	(14,290,528)
	(328,472)	(11,112,105)	(34,804)	(1,010,512)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	44,805	1,518,831	160	5,000
Issued in reinvestment of distributions	2,265	73,675	1	17
Redeemed	(622)	(20,910)	—	—
	46,448	1,571,596	161	5,017
Net increase (decrease)	(7,607,525)	$(259,690,200)	(14,143,683)	$(422,174,359)

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the R5 Class.

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,043,581,963	—	—
Temporary Cash Investments	166,357	$81,869,414	—
	$3,043,748,320	$81,869,414	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

The value of equity price risk derivative instruments as of June 30, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $81,881 in receivable for variation margin on futures contracts. For the year ended June 30, 2018, the effect of equity price risk derivative instruments on the Statement of Operations was $455,159 in net realized gain (loss) on futures contract transactions.

23

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$109,701,359	$42,331,749
Long-term capital gains	$192,546,625	$16,028,854

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,362,050,709
Gross tax appreciation of investments	$812,197,636
Gross tax depreciation of investments	(48,630,611)
Net tax appreciation (depreciation) of investments	$763,567,025
Undistributed ordinary income	$53,460,228
Accumulated long-term gains	$144,052,640

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$31.79	0.43	4.40	4.83	(0.40)	(2.86)	(3.26)	$33.36	15.62%	0.66%	1.30%	84%	$2,557,773
2017	$27.44	0.40	4.50	4.90	(0.40)	(0.15)	(0.55)	$31.79	17.99%	0.67%	1.34%	85%	$2,542,710
2016	$30.56	0.41	(1.29)	(0.88)	(0.40)	(1.84)	(2.24)	$27.44	(2.78)%	0.67%	1.45%	91%	$2,488,951
2015	$32.75	0.46	1.37	1.83	(0.43)	(3.59)	(4.02)	$30.56	5.93%	0.67%	1.45%	86%	$2,886,976
2014	$27.74	0.44	6.31	6.75	(0.43)	(1.31)	(1.74)	$32.75	24.92%	0.67%	1.45%	80%	$2,568,711
I Class
2018	$31.82	0.50	4.40	4.90	(0.47)	(2.86)	(3.33)	$33.39	15.87%	0.46%	1.50%	84%	$392,859
2017	$27.46	0.46	4.51	4.97	(0.46)	(0.15)	(0.61)	$31.82	18.21%	0.47%	1.54%	85%	$471,260
2016	$30.58	0.46	(1.29)	(0.83)	(0.45)	(1.84)	(2.29)	$27.46	(2.58)%	0.47%	1.65%	91%	$453,858
2015	$32.77	0.53	1.37	1.90	(0.50)	(3.59)	(4.09)	$30.58	6.13%	0.47%	1.65%	86%	$497,333
2014	$27.75	0.50	6.32	6.82	(0.49)	(1.31)	(1.80)	$32.77	25.19%	0.47%	1.65%	80%	$450,166
A Class
2018	$31.76	0.35	4.39	4.74	(0.32)	(2.86)	(3.18)	$33.32	15.32%	0.91%	1.05%	84%	$91,750
2017	$27.41	0.32	4.50	4.82	(0.32)	(0.15)	(0.47)	$31.76	17.71%	0.92%	1.09%	85%	$116,980
2016	$30.53	0.33	(1.29)	(0.96)	(0.32)	(1.84)	(2.16)	$27.41	(3.03)%	0.92%	1.20%	91%	$144,365
2015	$32.72	0.38	1.37	1.75	(0.35)	(3.59)	(3.94)	$30.53	5.67%	0.92%	1.20%	86%	$195,262
2014	$27.72	0.37	6.29	6.66	(0.35)	(1.31)	(1.66)	$32.72	24.59%	0.92%	1.20%	80%	$298,677

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$31.50	0.10	4.34	4.44	(0.08)	(2.86)	(2.94)	$33.00	14.48%	1.66%	0.30%	84%	$11,191
2017	$27.19	0.10	4.46	4.56	(0.10)	(0.15)	(0.25)	$31.50	16.78%	1.67%	0.34%	85%	$11,777
2016	$30.29	0.12	(1.27)	(1.15)	(0.11)	(1.84)	(1.95)	$27.19	(3.73)%	1.67%	0.45%	91%	$12,542
2015	$32.50	0.15	1.35	1.50	(0.12)	(3.59)	(3.71)	$30.29	4.87%	1.67%	0.45%	86%	$16,342
2014	$27.54	0.14	6.25	6.39	(0.12)	(1.31)	(1.43)	$32.50	23.68%	1.67%	0.45%	80%	$13,447
R Class
2018	$31.78	0.28	4.37	4.65	(0.23)	(2.86)	(3.09)	$33.34	15.06%	1.16%	0.80%	84%	$22,576
2017	$27.43	0.25	4.50	4.75	(0.25)	(0.15)	(0.40)	$31.78	17.37%	1.17%	0.84%	85%	$31,953
2016	$30.54	0.27	(1.29)	(1.02)	(0.25)	(1.84)	(2.09)	$27.43	(3.24)%	1.17%	0.95%	91%	$28,535
2015	$32.74	0.32	1.35	1.67	(0.28)	(3.59)	(3.87)	$30.54	5.38%	1.17%	0.95%	86%	$30,271
2014	$27.73	0.29	6.30	6.59	(0.27)	(1.31)	(1.58)	$32.74	24.31%	1.17%	0.95%	80%	$12,795
R5 Class
2018	$31.82	0.43	4.47	4.90	(0.47)	(2.86)	(3.33)	$33.39	15.83%	0.46%	1.50%	84%	$1,556
2017(3)	$31.12	0.11	0.69	0.80	(0.10)	—	(0.10)	$31.82	2.58%	0.47%(4)	1.60%(4)	85%(5)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through June 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Equity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

33

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.

For corporate taxpayers, the fund hereby designates $65,612,814, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $74,821,476 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2018.

The fund hereby designates $204,715,787, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.

The fund utilized earnings and profits of $18,038,841, distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

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American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92990 1808

Annual Report

June 30, 2018

Global Gold Fund
Investor Class (BGEIX)
I Class (AGGNX)
A Class (ACGGX)
C Class (AGYCX)
R Class (AGGWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BGEIX	4.00%	0.33%	-5.21%	8/17/88
NYSE Arca Gold Miners Index	—	2.43%	-0.56%	-6.38%	—
MSCI World Index	—	11.09%	9.93%	6.26%	—
I Class	AGGNX	4.21%	0.54%	-5.01%	9/28/07
A Class	ACGGX				5/6/98
No sales charge		3.58%	0.07%	-5.46%
With sales charge		-2.33%	-1.11%	-6.01%
C Class	AGYCX	2.95%	-0.65%	-6.14%	9/28/07
R Class	AGGWX	3.35%	-0.17%	-5.68%	9/28/07
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable.
A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $5,855

NYSE Arca Gold Miners Index — $5,171

MSCI World Index — $18,351

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.17%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Yulin Long and Elizabeth Xie

Performance Summary

Global Gold rose 4.00%* for the 12 months ended June 30, 2018. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, gained 2.43%. The fund’s return reflects operating expenses, while the benchmark’s return does not. By comparison, the MSCI World Index, a broad measure of global equity market performance, returned 11.09%.

Gold Price Rose Modestly; Supply and Demand Conditions Mixed

Gold prices were volatile but ultimately finished the period slightly higher. According to the World Gold Council, the price per ounce of gold began and ended the period in the neighborhood of $1,250. In between, gold traded as low as about $1,210 and as high as $1,355.

Gold supply edged higher year over year through the first quarter of 2018, the latest period for which data were available. Mine production increased slightly; in addition, above-ground supply from both producer hedging and recycling activity rose fractionally.

While supply inched up, demand for the precious metal fell to the lowest level in nearly a decade. Looking at the underlying components of demand, investment demand was mixed as exchange-traded fund (ETF) holdings increased in absolute terms, but rose at a much slower pace than a year ago. Buyers were presumably put off by a stronger U.S. dollar (gold is priced in dollars, so a stronger dollar makes gold more expensive for foreign buyers) and higher U.S. interest rates (higher rates on interest-bearing assets typically reduce the appeal of gold). Jewelry demand was little changed—stronger growth and a rising middle class supported demand in China; however, Indian buyers were dissuaded by weakness in the rupee relative to the dollar. Elsewhere, central banks were net buyers of gold once again during the fiscal year, continuing a nearly decade-long streak of being net buyers rather than sellers.

Key Contributors

Kirkland Lake Gold was the leading contributor to relative performance, as the Canada-based miner reported solid financial and operational results and initiated a dividend. Australian gold producer Northern Star Resources was another source of strength, generating solid operational growth while generating and deploying free cash flow in shareholder friendly ways.

Several other contributions to relative performance came from underweight positions in poor-performing Canadian miners, including Eldorado Gold, Tahoe Resources, Torex Gold Resources, and New Gold. Eldorado reported losses and suspended its dividend payout. Tahoe, Torex, and New Gold suffered because of production disruptions and/or cost overruns. We eliminated our holdings in Eldorado, Torex, and New Gold.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Notable Detractors

In a reversal from the prior year, when Gold Standard Ventures was the leading contributor to performance relative to the benchmark, the Nevada miner was the largest relative detractor for the fiscal year ended June 30, 2018. The company raised capital during the period through a series of public offerings and private placements, diluting the position of existing shareholders. As a result, we eliminated our position in the company.

It detracted from relative results to have little or no exposure to Australian miners Independence Group and Evolution Mining, as well as an underweight position in Canada-based Yamana Gold. We had some exposure to Evolution and Yamana, but less than the index. These stocks performed well, so being underweight hurt relative performance.

Portfolio Positioning

We see a number of factors that suggest a positive long-term outlook for gold, while the near-term outlook is mixed. In terms of long-term supports for gold’s price, fiscal conditions in the U.S., Europe, and Japan are characterized by historically high and rising levels of debt. Similarly, “real” short-term interest rates (stated interest rates minus the rate of inflation) are negative throughout much of the developed world. Negative real rates and excessive debt levels are typically associated with inflation. In addition, the ongoing development of emerging markets economies, particularly China and India, suggest increasing demand for gold as a status symbol and savings vehicle.

Near term, however, we see a number of factors that complicate the outlook. We have often said in the past that gold can be thought of as a gauge of investor confidence in leading central banks, financial markets, and the U.S. dollar in particular. At present, stocks are near record highs, corporate profit growth is surging, investors appear confident in central bankers’ ability to manage the global economy, and the dollar is gaining in strength. The inflation outlook, too, is mixed. On the one hand, inflation has been edging up around the developed world, housing prices and rents are increasing, and rising barriers to global trade also suggest higher prices on a whole range of goods. On the other hand, investor surveys and market-based gauges of inflation expectations all suggest only modest increases in inflation going forward.

In terms of the stocks of gold producers, valuations appear fairly attractive. The stocks have significantly underperformed the broader market since the Financial Crisis—with inflation low, central banks propping up markets, and stocks surging since 2009, gold and gold miners have lagged the market by a wide margin. Gold stocks also appear fairly attractive relative to their historical valuation. Of course, assets that are cheap can remain cheap for an extended period of time, so it is impossible to know when that gap might close. Nevertheless, we continue to believe that a small allocation to gold and gold company stocks as part of a larger portfolio can help improve a portfolio’s diversification and risk-adjusted return over time.

6

Fund Characteristics

JUNE 30, 2018
Top Ten Holdings	% of net assets
Newmont Mining Corp.	11.8%
Franco-Nevada Corp.*	7.6%
Barrick Gold Corp.	7.5%
Wheaton Precious Metals Corp.	5.4%
Goldcorp, Inc.*	4.9%
Newcrest Mining Ltd.	4.5%
Randgold Resources Ltd. ADR	4.5%
Agnico Eagle Mines Ltd.*	4.1%
Royal Gold, Inc.	3.8%
Kirkland Lake Gold Ltd.	3.7%
*Includes shares traded on all exchanges.

Geographic Composition	% of net assets
Canada	52.6%
Australia	15.6%
United States	15.6%
United Kingdom	5.9%
South Africa	3.8%
China	1.7%
Peru	1.5%
Russia	0.3%
Exchange-Traded Funds	1.0%
Cash and Equivalents	2.0%**
**Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	81.4%
Domestic Common Stocks	15.6%
Exchange-Traded Funds	1.0%
Total Equity Exposure	98.0%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	1.9%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$980.60	$3.24	0.66%
I Class	$1,000	$981.90	$2.26	0.46%
A Class	$1,000	$979.00	$4.47	0.91%
C Class	$1,000	$975.70	$8.13	1.66%
R Class	$1,000	$977.70	$5.69	1.16%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
I Class	$1,000	$1,022.51	$2.31	0.46%
A Class	$1,000	$1,020.28	$4.56	0.91%
C Class	$1,000	$1,016.56	$8.30	1.66%
R Class	$1,000	$1,019.04	$5.81	1.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 97.0%
Australia — 15.6%
Evolution Mining Ltd.	2,372,600	$6,203,689
Gold Road Resources Ltd.(1)	5,909,090	3,247,865
Newcrest Mining Ltd.	1,045,213	16,942,782
Northern Star Resources Ltd.	2,012,900	10,872,175
OZ Minerals Ltd.	180,000	1,254,097
Ramelius Resources Ltd.(1)	1,549,200	670,915
Regis Resources Ltd.	1,778,400	6,772,344
Saracen Mineral Holdings Ltd.(1)	3,508,900	5,702,847
St. Barbara Ltd.	1,960,400	7,037,319
		58,704,033
Canada — 52.6%
Agnico Eagle Mines Ltd.	126,766	5,811,575
Agnico Eagle Mines Ltd. (New York)	210,000	9,624,300
Alamos Gold, Inc., Class A (New York)	214,600	1,221,074
B2Gold Corp.(1)	224,382	582,012
B2Gold Corp. (New York)(1)	454,700	1,173,126
Barrick Gold Corp.	2,137,412	28,064,219
Centerra Gold, Inc.(1)	1,284,700	7,143,465
Continental Gold, Inc.(1)	270,400	779,535
Detour Gold Corp.(1)	295,801	2,659,543
Fortuna Silver Mines, Inc.(1)	416,700	2,366,856
Franco-Nevada Corp.	151,893	11,085,942
Franco-Nevada Corp. (New York)	243,800	17,802,276
GoGold Resources, Inc.(1)	5,526,925	1,765,724
Goldcorp, Inc.	733,776	10,074,664
Goldcorp, Inc. (New York)	618,800	8,483,748
Guyana Goldfields, Inc.(1)	721,621	2,695,135
IAMGOLD Corp. (New York)(1)	1,155,600	6,714,036
Kinross Gold Corp. (New York)(1)	2,827,857	10,632,742
Kirkland Lake Gold Ltd.	660,900	13,995,707
Lucara Diamond Corp.	357,700	574,105
OceanaGold Corp.	783,653	2,175,738
Orezone Gold Corp.(1)	5,400,000	3,327,121
Pan American Silver Corp. (NASDAQ)	556,300	9,957,770
Premier Gold Mines Ltd.(1)	339,100	673,222
Roxgold, Inc.(1)	2,860,300	2,436,798
Sandstorm Gold Ltd.(1)	345,000	1,550,945
Sandstorm Gold Ltd. (New York)(1)	259,700	1,168,650
SEMAFO, Inc.(1)	516,100	1,495,714
Silvercorp Metals, Inc.	584,900	1,543,835
SSR Mining, Inc.(1)	471,000	4,648,770

10

	Shares	Value
Tahoe Resources, Inc.	768,000	$3,778,560
Wheaton Precious Metals Corp.	926,900	20,447,414
Yamana Gold, Inc. (New York)	477,181	1,383,825
		197,838,146
China — 1.7%
Zijin Mining Group Co. Ltd., H Shares	16,510,000	6,261,793
Peru — 1.5%
Cia de Minas Buenaventura SAA ADR	424,500	5,785,935
Russia — 0.3%
Alrosa PJSC	747,600	1,189,985
South Africa — 3.8%
AngloGold Ashanti Ltd.	225,302	1,839,108
AngloGold Ashanti Ltd. ADR	322,976	2,651,633
Gold Fields Ltd.	1,638,310	5,836,585
Gold Fields Ltd. ADR	1,057,400	3,774,918
		14,102,244
United Kingdom — 5.9%
Centamin plc	2,915,900	4,578,160
Hochschild Mining plc	398,800	1,001,737
Randgold Resources Ltd. ADR	217,800	16,790,202
		22,370,099
United States — 15.6%
Newmont Mining Corp.	1,173,414	44,249,442
Royal Gold, Inc.	154,521	14,345,730
		58,595,172
TOTAL COMMON STOCKS (Cost $269,531,156)		364,847,407
EXCHANGE-TRADED FUNDS — 1.0%
VanEck Vectors Gold Miners ETF (Cost $4,151,412)	170,700	3,808,317
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $157,542), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $154,384)		154,361
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $135,196), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $128,010)		128,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	808	808
TOTAL TEMPORARY CASH INVESTMENTS (Cost $283,169)		283,169
TOTAL INVESTMENT SECURITIES — 98.1% (Cost $273,965,737)		368,938,893
OTHER ASSETS AND LIABILITIES — 1.9%		7,299,778
TOTAL NET ASSETS — 100.0%		$376,238,671

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $273,965,737)	$368,938,893
Foreign currency holdings, at value (cost of $210,391)	210,467
Receivable for investments sold	8,108,269
Receivable for capital shares sold	101,365
Dividends and interest receivable	15,538
377,374,532

Liabilities
Payable for investments purchased	851,694
Payable for capital shares redeemed	78,188
Accrued management fees	200,148
Distribution and service fees payable	5,831
1,135,861

Net Assets	$376,238,671

Net Assets Consist of:
Capital (par value and paid-in surplus)	$430,487,631
Distributions in excess of net investment income	(9,874,940)
Accumulated net realized loss	(139,427,429)
Net unrealized appreciation	95,053,409
$376,238,671

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$347,311,439	40,490,093	$8.58
I Class, $0.01 Par Value	$13,464,118	1,553,712	$8.67
A Class, $0.01 Par Value	$7,475,345	889,479	$8.40*
C Class, $0.01 Par Value	$2,463,273	306,905	$8.03
R Class, $0.01 Par Value	$5,524,496	663,888	$8.32
*Maximum offering price $8.91 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $315,203)	$4,364,975
Interest	11,584
4,376,559

Expenses:
Management fees	2,510,324
Distribution and service fees:
A Class	20,370
C Class	23,609
R Class	24,870
Directors' fees and expenses	23,788
Other expenses	4,863
2,607,824

Net investment income (loss)	1,768,735

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,312,067)
Foreign currency translation transactions	(60,894)
(3,372,961)

Change in net unrealized appreciation (depreciation) on:
Investments	16,392,761
Translation of assets and liabilities in foreign currencies	85,517
16,478,278

Net realized and unrealized gain (loss)	13,105,317

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,874,052

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$1,768,735	$169,423
Net realized gain (loss)	(3,372,961)	9,234,055
Change in net unrealized appreciation (depreciation)	16,478,278	(124,262,775)
Net increase (decrease) in net assets resulting from operations	14,874,052	(114,859,297)

Distributions to Shareholders
From net investment income:
Investor Class	—	(32,679,261)
I Class	—	(1,045,125)
A Class	—	(904,841)
C Class	—	(174,344)
R Class	—	(385,450)
Decrease in net assets from distributions	—	(35,189,021)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(19,266,702)	16,997,949

Redemption Fees
Increase in net assets from redemption fees	10,437	178,360

Net increase (decrease) in net assets	(4,382,213)	(132,872,009)

Net Assets
Beginning of period	380,620,884	513,492,893
End of period	$376,238,671	$380,620,884

Distributions in excess of net investment income	$(9,874,940)	$(23,835,652)

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

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Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 1.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2018 were $140,642,285 and $162,323,821, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	360,000,000		360,000,000
Sold	4,889,599	$42,188,999	10,704,655	$110,256,797
Issued in reinvestment of distributions	—	—	4,085,554	30,519,087
Redeemed	(6,948,239)	(59,883,390)	(12,984,754)	(125,559,336)
	(2,058,640)	(17,694,391)	1,805,455	15,216,548
I Class/Shares Authorized	30,000,000		30,000,000
Sold	783,804	6,828,597	1,102,574	10,569,599
Issued in reinvestment of distributions	—	—	138,979	1,045,125
Redeemed	(998,465)	(8,657,027)	(799,462)	(7,595,695)
	(214,661)	(1,828,430)	442,091	4,019,029
A Class/Shares Authorized	20,000,000		20,000,000
Sold	468,886	3,956,561	876,933	8,516,443
Issued in reinvestment of distributions	—	—	117,864	866,298
Redeemed	(553,185)	(4,670,101)	(1,345,884)	(12,815,510)
	(84,299)	(713,540)	(351,087)	(3,432,769)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	76,000	609,071	160,479	1,429,925
Issued in reinvestment of distributions	—	—	23,759	168,452
Redeemed	(61,872)	(498,848)	(125,312)	(1,140,613)
	14,128	110,223	58,926	457,764
R Class/Shares Authorized	20,000,000		20,000,000
Sold	229,235	1,920,049	363,848	3,499,635
Issued in reinvestment of distributions	—	—	52,801	385,450
Redeemed	(126,663)	(1,060,613)	(309,653)	(3,147,708)
	102,572	859,436	106,996	737,377
Net increase (decrease)	(2,240,900)	$(19,266,702)	2,062,381	$16,997,949

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

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• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$58,704,033	—
Canada	$127,467,366	70,370,780	—
China	—	6,261,793	—
Russia	—	1,189,985	—
South Africa	6,426,551	7,675,693	—
United Kingdom	16,790,202	5,579,897	—
Other Countries	64,381,107	—	—
Exchange-Traded Funds	3,808,317	—	—
Temporary Cash Investments	808	282,361	—
	$218,874,351	$150,064,542	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary Income	—	$35,189,021
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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The reclassifications, which are primarily due to gains on investments in passive foreign investment companies, were made to capital $(229,089), distributions in excess of net investment income $12,191,977, and accumulated net realized loss $(11,962,888).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$288,268,923
Gross tax appreciation of investments	$98,094,909
Gross tax depreciation of investments	(17,424,939)
Net tax appreciation (depreciation) of investments	80,669,970
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	80,253
Net tax appreciation (depreciation)	$80,750,223
Undistributed ordinary income	—
Accumulated short-term capital losses	$(32,394,062)
Accumulated long-term capital losses	$(102,583,302)
Late-year ordinary loss deferral	$(21,819)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$8.25	0.04	0.29	0.33	—	$8.58	4.00%	0.66%	0.47%	37%	$347,311
2017	$11.66	—(3)	(2.57)	(2.57)	(0.84)	$8.25	(21.33)%	0.67%	0.05%	27%	$351,207
2016	$7.21	—(3)	4.45	4.45	—	$11.66	61.72%	0.68%	0.06%	11%	$474,952
2015	$11.08	0.02	(3.64)	(3.62)	(0.25)	$7.21	(32.61)%	0.67%	0.21%	17%	$288,172
2014	$9.72	0.04	1.32	1.36	—	$11.08	13.99%	0.67%	0.40%	29%	$455,211
I Class
2018	$8.32	0.06	0.29	0.35	—	$8.67	4.21%	0.46%	0.67%	37%	$13,464
2017	$11.75	0.02	(2.60)	(2.58)	(0.85)	$8.32	(21.17)%	0.47%	0.25%	27%	$14,717
2016	$7.25	0.02	4.48	4.50	—	$11.75	62.07%	0.48%	0.26%	11%	$15,579
2015	$11.14	0.04	(3.67)	(3.63)	(0.26)	$7.25	(32.48)%	0.47%	0.41%	17%	$9,639
2014	$9.75	0.06	1.33	1.39	—	$11.14	14.26%	0.47%	0.60%	29%	$14,375
A Class
2018	$8.11	0.02	0.27	0.29	—	$8.40	3.58%	0.91%	0.22%	37%	$7,475
2017	$11.47	(0.02)	(2.52)	(2.54)	(0.82)	$8.11	(21.45)%	0.92%	(0.20)%	27%	$7,895
2016	$7.11	(0.01)	4.37	4.36	—	$11.47	61.32%	0.93%	(0.19)%	11%	$15,196
2015	$10.94	(0.01)	(3.59)	(3.60)	(0.23)	$7.11	(32.84)%	0.92%	(0.04)%	17%	$7,732
2014	$9.61	0.01	1.32	1.33	—	$10.94	13.84%	0.92%	0.15%	29%	$18,387

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$7.80	(0.04)	0.27	0.23	—	$8.03	2.95%	1.66%	(0.53)%	37%	$2,463
2017	$11.07	(0.09)	(2.43)	(2.52)	(0.75)	$7.80	(22.04)%	1.67%	(0.95)%	27%	$2,284
2016	$6.91	(0.06)	4.22	4.16	—	$11.07	60.20%	1.68%	(0.94)%	11%	$2,589
2015	$10.64	(0.07)	(3.48)	(3.55)	(0.18)	$6.91	(33.36)%	1.67%	(0.79)%	17%	$2,024
2014	$9.42	(0.06)	1.28	1.22	—	$10.64	12.95%	1.67%	(0.60)%	29%	$3,465
R Class
2018	$8.05	—(3)	0.27	0.27	—	$8.32	3.35%	1.16%	(0.03)%	37%	$5,524
2017	$11.39	(0.04)	(2.50)	(2.54)	(0.80)	$8.05	(21.63)%	1.17%	(0.45)%	27%	$4,517
2016	$7.08	(0.03)	4.34	4.31	—	$11.39	60.88%	1.18%	(0.44)%	11%	$5,176
2015	$10.89	(0.02)	(3.58)	(3.60)	(0.21)	$7.08	(32.98)%	1.17%	(0.29)%	17%	$2,534
2014	$9.59	(0.01)	1.31	1.30	—	$10.89	13.56%	1.17%	(0.10)%	29%	$3,494

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Global Gold Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Gold Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

27

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

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Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was the lowest of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

29

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92988 1808

Annual Report

June 30, 2018

Income & Growth Fund
Investor Class (BIGRX)
I Class (AMGIX)
A Class (AMADX)
C Class (ACGCX)
R Class (AICRX)
R5 Class (AICGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	14.32%	11.41%	8.97%	—	12/17/90
S&P 500 Index	—	14.37%	13.41%	10.16%	—	—
I Class	AMGIX	14.55%	11.63%	9.19%	—	1/28/98
A Class	AMADX					12/15/97
No sales charge		14.03%	11.13%	8.70%	—
With sales charge		7.47%	9.82%	8.06%	—
C Class	ACGCX	13.18%	10.30%	7.89%	—	6/28/01
R Class	AICRX	13.73%	10.85%	8.42%	—	8/29/03
R5 Class	AICGX	14.52%	—	—	13.27%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $23,614

S&P 500 Index — $26,340

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.67%	0.47%	0.92%	1.67%	1.17%	0.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Income & Growth returned 14.32%* for the fiscal year ended June 30, 2018, compared with the 14.37% return of its benchmark, the S&P 500 Index.

Income & Growth advanced during the fiscal year, performing in line with its benchmark, the S&P 500 Index. Positioning in the industrials, energy, and consumer staples sectors led fund performance, while information technology and real estate positions detracted from relative performance.

Income & Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment with a valuation tilt, while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, quality, growth, and sentiment factors contributed, while valuation detracted.

Stock Selection Benefits Returns in Industrials and Energy

Stock choices in industrials drove the fund’s 12-month results. An underweight position to industrial conglomerate General Electric was the top contributor for the period. We have since exited the position. Avoidance of many index positions within the airlines and building products industries also contributed. In addition, stock choices within the electrical equipment, instruments and components industries were also additive.

Within energy, stock decisions made the sector a main contributor to performance. Overweights to oil, gas and consumable fuels industry companies such as HollyFrontier and Valero Energy were major contributors to returns for the fiscal year. Both companies benefited from rising commodity prices throughout the period.

Positioning within consumer staples also benefited relative returns. Underweights to tobacco companies Philip Morris International and Altria Group were additive and were among the top contributors to relative performance for the period. These companies’ stocks have been under pressure due to declining sales stemming from shifting consumer preferences. We have since closed our position in Philip Morris International. Underweights to beverages companies PepsiCo and The Coca-Cola Company also helped returns, as these companies’ sales have also been under pressure from changing consumer tastes. We have since exited these positions. Positioning within food and staples retailing also benefited returns.

Stock Choices in Information Technology, Real Estate, and Health Care Dampen Returns

Stock selection within information technology detracted from relative performance for the period. Within the IT services industry, a lack of exposure relative to the benchmark to payment processing companies Mastercard, Visa, and PayPal Holdings, detracted from relative returns. In software, a lack of exposure to Adobe Systems was the primary detractor. Elsewhere in the sector, an underweight to Facebook hurt relative returns.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock selection within real estate also hurt relative results. Investments in equity real estate investment trusts (REITs) struggled in the rising rate environment, dampening returns.

Stock choices within the health care sector also detracted during the period. Stock selection within the health care equipment and supplies industry was the most prominent source of underperformance relative to the benchmark. Elsewhere in the sector, an overweight to CVS Health was a leading detractor, as was positioning among pharmaceutical companies.

Portfolio Positioning

We employ a structured, disciplined investment approach for both stock selection and portfolio construction. We incorporate measures of valuation, quality, growth, and sentiment into our stock-selection process, with the aim of producing consistent long-term performance. We seek to maintain balanced exposure to our fundamentally based, multidimension drivers of stock returns, applying bottom-up research and analysis on individual stocks to determine positioning. As a result of this approach and our risk-control process, which seeks to limit active risk at the sector and industry level, we will have only modest sector overweights/underweights at any given time. At period-end, energy was our largest sector overweight compared with the benchmark. We see opportunity in the sector and added to our holdings during the year. Real estate was another notable sector overweight, reflecting attractive dividend yields consistent with the portfolio’s income mandate. In addition, we continue to maintain our long-time overweight to information technology. We are finding strong investment opportunities along multiple measures of our stock-selection model across many industry groups in the sector, particularly in semiconductors and semiconductor equipment. Conversely, we are comparatively underweight consumer staples and consumer discretionary stocks. Within consumer staples, our underweight is in part due to our underweights to the food and staples retailing and food, beverage, and tobacco industries, which score poorly on multiple factors. The consumer discretionary underweight is driven by a relative lack of exposure to the retailing and media industry groups. These industries score poorly in our factor model, particularly the growth category.

6

Fund Characteristics

JUNE 30, 2018
Top Ten Holdings	% of net assets
Microsoft Corp.	4.1%
Alphabet, Inc.*	3.7%
Apple, Inc.	3.3%
Exxon Mobil Corp.	2.3%
JPMorgan Chase & Co.	2.2%
Amazon.com, Inc.	2.0%
Chevron Corp.	1.9%
Intel Corp.	1.9%
Pfizer, Inc.	1.8%
AT&T, Inc.	1.7%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	7.2%
Banks	7.0%
Software	7.0%
Pharmaceuticals	6.9%
Semiconductors and Semiconductor Equipment	6.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,015.90	$3.30	0.66%
I Class	$1,000	$1,016.80	$2.30	0.46%
A Class	$1,000	$1,014.80	$4.55	0.91%
C Class	$1,000	$1,011.00	$8.28	1.66%
R Class	$1,000	$1,013.30	$5.79	1.16%
R5 Class	$1,000	$1,016.80	$2.30	0.46%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
I Class	$1,000	$1,022.51	$2.31	0.46%
A Class	$1,000	$1,020.28	$4.56	0.91%
C Class	$1,000	$1,016.56	$8.30	1.66%
R Class	$1,000	$1,019.04	$5.81	1.16%
R5 Class	$1,000	$1,022.51	$2.31	0.46%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 98.7%
Aerospace and Defense — 4.5%
Boeing Co. (The)	101,297	$33,986,156
General Dynamics Corp.	110,009	20,506,778
Lockheed Martin Corp.	76,972	22,739,838
Raytheon Co.	112,573	21,746,852
		98,979,624
Automobiles — 0.5%
Ford Motor Co.	909,702	10,070,401
Banks — 7.0%
Bank of America Corp.	920,361	25,944,977
BB&T Corp.	175,730	8,863,821
JPMorgan Chase & Co.	477,395	49,744,559
PNC Financial Services Group, Inc. (The)	52,715	7,121,796
SunTrust Banks, Inc.	267,806	17,680,552
U.S. Bancorp	472,691	23,644,004
Wells Fargo & Co.	420,959	23,337,967
		156,337,676
Beverages — 0.8%
Constellation Brands, Inc., Class A	3,746	819,887
Molson Coors Brewing Co., Class B	246,102	16,744,780
		17,564,667
Biotechnology — 4.2%
AbbVie, Inc.	329,593	30,536,791
Amgen, Inc.	165,317	30,515,865
Biogen, Inc.(1)	16,211	4,705,081
Gilead Sciences, Inc.	373,320	26,445,989
		92,203,726
Capital Markets — 0.6%
Affiliated Managers Group, Inc.	38,940	5,789,210
FactSet Research Systems, Inc.	33,743	6,684,488
State Street Corp.	7,937	738,855
		13,212,553
Chemicals — 3.7%
Air Products & Chemicals, Inc.	132,726	20,669,420
Eastman Chemical Co.	184,738	18,466,410
LyondellBasell Industries NV, Class A	187,586	20,606,322
Praxair, Inc.	139,305	22,031,086
		81,773,238
Communications Equipment — 1.6%
Cisco Systems, Inc.	847,906	36,485,395
Consumer Finance — 1.4%
Discover Financial Services	194,689	13,708,053

10

	Shares	Value
Synchrony Financial	533,279	$17,800,853
		31,508,906
Containers and Packaging — 0.8%
WestRock Co.	294,303	16,781,157
Diversified Consumer Services — 0.7%
H&R Block, Inc.	718,113	16,358,614
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	85,040	15,872,716
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	1,208,287	38,798,098
Verizon Communications, Inc.	316,233	15,909,682
		54,707,780
Electric Utilities — 0.5%
Portland General Electric Co.	83,563	3,573,154
PPL Corp.	255,743	7,301,463
		10,874,617
Electronic Equipment, Instruments and Components — 0.7%
National Instruments Corp.	391,263	16,425,221
Energy Equipment and Services — 1.8%
Halliburton Co.	474,241	21,369,299
Schlumberger Ltd.	289,386	19,397,544
		40,766,843
Equity Real Estate Investment Trusts (REITs) — 5.3%
Apple Hospitality REIT, Inc.	570,778	10,205,511
Kimco Realty Corp.	767,414	13,038,364
Lexington Realty Trust	386,723	3,376,092
Park Hotels & Resorts, Inc.	345,149	10,571,914
Select Income REIT	582,658	13,092,325
Senior Housing Properties Trust	957,309	17,317,720
Tanger Factory Outlet Centers, Inc.	297,437	6,986,795
VEREIT, Inc.	2,350,782	17,489,818
Weingarten Realty Investors	339,918	10,472,873
Weyerhaeuser Co.	224,361	8,180,202
WP Carey, Inc.	96,541	6,405,495
		117,137,109
Food Products — 0.8%
Hershey Co. (The)	65,142	6,062,115
Mondelez International, Inc., Class A	282,198	11,570,118
		17,632,233
Health Care Equipment and Supplies — 1.3%
Abbott Laboratories	183,202	11,173,490
Medtronic plc	217,874	18,652,193
		29,825,683
Health Care Providers and Services — 1.3%
Cigna Corp.	13,052	2,218,187
CVS Health Corp.	98,826	6,359,453

11

	Shares	Value
UnitedHealth Group, Inc.	87,369	$21,435,111
		30,012,751
Hotels, Restaurants and Leisure — 1.3%
Las Vegas Sands Corp.	264,411	20,190,424
Marriott International, Inc., Class A	61,733	7,815,398
		28,005,822
Household Durables — 0.8%
Garmin Ltd.	285,494	17,415,134
Household Products — 1.0%
Kimberly-Clark Corp.	200,408	21,110,979
Procter & Gamble Co. (The)	17,586	1,372,763
		22,483,742
Industrial Conglomerates — 0.7%
3M Co.	1,895	372,785
Honeywell International, Inc.	110,486	15,915,508
		16,288,293
Insurance — 2.2%
Allstate Corp. (The)	65,013	5,933,737
Assurant, Inc.	54,353	5,624,992
First American Financial Corp.	139,011	7,189,649
Hartford Financial Services Group, Inc. (The)	201,030	10,278,664
MetLife, Inc.	464,202	20,239,207
		49,266,249
Internet and Direct Marketing Retail — 2.0%
Amazon.com, Inc.(1)	26,544	45,119,491
Internet Software and Services — 5.6%
Alphabet, Inc., Class A(1)	65,512	73,975,495
Alphabet, Inc., Class C(1)	7,240	8,077,306
Facebook, Inc., Class A(1)	132,941	25,833,095
LogMeIn, Inc.	151,234	15,614,911
		123,500,807
IT Services — 2.0%
Accenture plc, Class A	7,698	1,259,316
Broadridge Financial Solutions, Inc.	19,689	2,266,204
International Business Machines Corp.	200,458	28,003,983
MAXIMUS, Inc.	87,503	5,434,811
Visa, Inc., Class A	63,516	8,412,694
		45,377,008
Machinery — 3.2%
Caterpillar, Inc.	187,821	25,481,675
Cummins, Inc.	101,743	13,531,819
Ingersoll-Rand plc	221,255	19,853,211
PACCAR, Inc.	65,342	4,048,590
Toro Co. (The)	149,166	8,987,252
		71,902,547
Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Chimera Investment Corp.	403,398	7,374,116

12

	Shares	Value
Two Harbors Investment Corp.	1,073,549	$16,962,074
		24,336,190
Multiline Retail — 1.0%
Kohl's Corp.	291,533	21,252,756
Oil, Gas and Consumable Fuels — 7.2%
Chevron Corp.	329,164	41,616,204
Exxon Mobil Corp.	610,945	50,543,480
HollyFrontier Corp.	208,481	14,266,355
Marathon Petroleum Corp.	267,117	18,740,929
Phillips 66	145,274	16,315,723
Valero Energy Corp.	167,081	18,517,587
		160,000,278
Pharmaceuticals — 6.9%
Allergan plc	111,551	18,597,783
Bristol-Myers Squibb Co.	477,667	26,434,092
Eli Lilly & Co.	226,934	19,364,278
Johnson & Johnson	200,331	24,308,163
Merck & Co., Inc.	380,807	23,114,985
Pfizer, Inc.	1,115,858	40,483,328
		152,302,629
Road and Rail — 0.8%
Ryder System, Inc.	254,590	18,294,837
Semiconductors and Semiconductor Equipment — 6.1%
Applied Materials, Inc.	441,069	20,372,977
Broadcom, Inc.	54,351	13,187,727
Intel Corp.	831,099	41,313,931
KLA-Tencor Corp.	85,497	8,766,007
Lam Research Corp.	36,106	6,240,922
QUALCOMM, Inc.	267,490	15,011,539
Skyworks Solutions, Inc.	31,419	3,036,646
Texas Instruments, Inc.	240,530	26,518,433
		134,448,182
Software — 7.0%
Activision Blizzard, Inc.	323,702	24,704,937
CA, Inc.	21,940	782,161
Intuit, Inc.	51,157	10,451,631
Microsoft Corp.	913,950	90,124,609
Oracle Corp. (New York)	646,580	28,488,315
		154,551,653
Specialty Retail — 1.4%
Best Buy Co., Inc.	241,298	17,996,005
Ross Stores, Inc.	147,994	12,542,491
		30,538,496
Technology Hardware, Storage and Peripherals — 4.2%
Apple, Inc.	400,013	74,046,407
Seagate Technology plc	321,205	18,138,446
		92,184,853

13

	Shares	Value
Textiles, Apparel and Luxury Goods — 1.8%
Ralph Lauren Corp.	3,780	$475,222
Tapestry, Inc.	409,214	19,114,386
VF Corp.	250,350	20,408,532
		39,998,140
Tobacco — 1.2%
Altria Group, Inc.	475,327	26,993,820
Trading Companies and Distributors — 0.5%
W.W. Grainger, Inc.	35,776	11,033,318
TOTAL COMMON STOCKS (Cost $1,681,798,776)		2,189,825,155
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $15,188,202), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $14,883,758)		14,881,588
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $12,653,321), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $12,403,930)		12,403,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	114,997	114,997
TOTAL TEMPORARY CASH INVESTMENTS (Cost $27,399,585)		27,399,585
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,709,198,361)		2,217,224,740
OTHER ASSETS AND LIABILITIES — 0.1%		2,529,424
TOTAL NET ASSETS — 100.0%		$2,219,754,164

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $1,709,198,361)	$2,217,224,740
Receivable for capital shares sold	899,443
Dividends and interest receivable	4,022,992
2,222,147,175

Liabilities
Payable for capital shares redeemed	1,167,093
Accrued management fees	1,175,382
Distribution and service fees payable	50,536
2,393,011

Net Assets	$2,219,754,164

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,562,247,282
Undistributed net investment income	2,543,974
Undistributed net realized gain	146,936,529
Net unrealized appreciation	508,026,379
$2,219,754,164

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,751,738,301	44,226,425	$39.61
I Class, $0.01 Par Value	$274,687,361	6,926,050	$39.66
A Class, $0.01 Par Value	$155,232,525	3,924,921	$39.55*
C Class, $0.01 Par Value	$8,556,503	216,733	$39.48
R Class, $0.01 Par Value	$25,298,331	638,930	$39.59
R5 Class, $0.01 Par Value	$4,241,143	106,925	$39.66
*Maximum offering price $41.96 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $78,568)	$65,566,920
Interest	172,607
65,739,527

Expenses:
Management fees	13,937,029
Distribution and service fees:
A Class	400,562
C Class	76,830
R Class	139,683
Directors' fees and expenses	133,779
14,687,883

Net investment income (loss)	51,051,644

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	180,526,468
Change in net unrealized appreciation (depreciation) on investments	58,020,952

Net realized and unrealized gain (loss)	238,547,420

Net Increase (Decrease) in Net Assets Resulting from Operations	$289,599,064

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$51,051,644	$43,921,020
Net realized gain (loss)	180,526,468	166,356,130
Change in net unrealized appreciation (depreciation)	58,020,952	90,199,587
Net increase (decrease) in net assets resulting from operations	289,599,064	300,476,737

Distributions to Shareholders
From net investment income:
Investor Class	(39,274,876)	(34,419,168)
I Class	(5,820,706)	(3,932,048)
A Class	(3,170,464)	(3,421,166)
C Class	(93,791)	(78,600)
R Class	(480,039)	(415,721)
R5 Class	(39,086)	(876)
From net realized gains:
Investor Class	(115,716,614)	(26,526,679)
I Class	(17,297,217)	(2,969,981)
A Class	(10,744,526)	(3,357,390)
C Class	(492,924)	(117,408)
R Class	(1,858,973)	(400,365)
R5 Class	(70,441)	—
Decrease in net assets from distributions	(195,059,657)	(75,639,402)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	60,088,088	(74,413,641)

Net increase (decrease) in net assets	154,627,495	150,423,694

Net Assets
Beginning of period	2,065,126,669	1,914,702,975
End of period	$2,219,754,164	$2,065,126,669

Undistributed net investment income	$2,543,974	$1,615,488

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

18

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the

19

independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%
R5 Class		0.0500% to 0.1100%	0.46%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $12,384,362 and $13,940,859, respectively. The effect of interfund transactions on the Statement of Operations was $289,017 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2018 were $1,660,913,265 and $1,748,708,520, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	370,000,000		370,000,000
Sold	3,270,833	$128,998,737	3,084,504	$111,718,105
Issued in reinvestment of distributions	3,770,568	148,574,725	1,597,377	58,360,090
Redeemed	(7,433,451)	(293,866,762)	(5,816,135)	(211,734,127)
	(392,050)	(16,293,300)	(1,134,254)	(41,655,932)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	2,780,758	110,115,067	3,717,548	136,630,528
Issued in reinvestment of distributions	582,477	22,993,886	188,583	6,896,938
Redeemed	(1,223,728)	(48,844,162)	(2,878,847)	(106,659,157)
	2,139,507	84,264,791	1,027,284	36,868,309
A Class/Shares Authorized	50,000,000		50,000,000
Sold	522,616	20,782,157	818,053	29,492,371
Issued in reinvestment of distributions	321,189	12,629,052	174,011	6,335,289
Redeemed	(1,063,137)	(42,165,557)	(2,911,497)	(107,408,127)
	(219,332)	(8,754,348)	(1,919,433)	(71,580,467)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	64,499	2,548,008	41,848	1,525,253
Issued in reinvestment of distributions	12,980	508,562	4,561	165,960
Redeemed	(55,721)	(2,197,171)	(50,565)	(1,861,809)
	21,758	859,399	(4,156)	(170,596)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	178,677	7,068,133	306,714	11,145,580
Issued in reinvestment of distributions	19,416	763,688	7,605	277,704
Redeemed	(299,498)	(11,926,030)	(260,870)	(9,471,903)
	(101,405)	(4,094,209)	53,449	1,951,381
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	107,538	4,314,570	4,673	175,683
Issued in reinvestment of distributions	2,762	109,527	23	876
Redeemed	(7,995)	(318,342)	(76)	(2,895)
	102,305	4,105,755	4,620	173,664
Net increase (decrease)	1,550,783	$60,088,088	(1,972,490)	$(74,413,641)

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,189,825,155	—	—
Temporary Cash Investments	114,997	$27,284,588	—
	$2,189,940,152	$27,284,588	—

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$95,582,825	$57,377,754
Long-term capital gains	$99,476,832	$18,261,648

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,707,697,853
Gross tax appreciation of investments	$564,932,277
Gross tax depreciation of investments	(55,405,390)
Net tax appreciation (depreciation) of investments	$509,526,887
Undistributed ordinary income	$28,954,781
Accumulated long-term gains	$119,025,214

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the return of capital dividends received.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$37.90	0.93	4.40	5.33	(0.88)	(2.74)	(3.62)	$39.61	14.32%	0.66%	2.33%	77%	$1,751,738
2017	$33.91	0.79	4.55	5.34	(0.76)	(0.59)	(1.35)	$37.90	15.95%	0.67%	2.16%	81%	$1,691,048
2016	$36.78	0.82	(0.61)	0.21	(0.84)	(2.24)	(3.08)	$33.91	1.00%	0.68%	2.40%	79%	$1,551,664
2015	$38.52	0.81	0.29	1.10	(0.79)	(2.05)	(2.84)	$36.78	2.87%	0.67%	2.11%	79%	$1,655,693
2014	$31.58	0.77	6.95	7.72	(0.78)	—	(0.78)	$38.52	24.66%	0.67%	2.17%	76%	$1,708,291
I Class
2018	$37.94	0.99	4.43	5.42	(0.96)	(2.74)	(3.70)	$39.66	14.55%	0.46%	2.53%	77%	$274,687
2017	$33.95	0.86	4.55	5.41	(0.83)	(0.59)	(1.42)	$37.94	16.16%	0.47%	2.36%	81%	$181,620
2016	$36.82	0.88	(0.60)	0.28	(0.91)	(2.24)	(3.15)	$33.95	1.21%	0.48%	2.60%	79%	$127,626
2015	$38.55	0.88	0.30	1.18	(0.86)	(2.05)	(2.91)	$36.82	3.10%	0.47%	2.31%	79%	$125,872
2014	$31.61	0.84	6.95	7.79	(0.85)	—	(0.85)	$38.55	24.89%	0.47%	2.37%	76%	$89,218
A Class
2018	$37.85	0.83	4.39	5.22	(0.78)	(2.74)	(3.52)	$39.55	14.03%	0.91%	2.08%	77%	$155,233
2017	$33.87	0.69	4.55	5.24	(0.67)	(0.59)	(1.26)	$37.85	15.65%	0.92%	1.91%	81%	$156,863
2016	$36.74	0.73	(0.61)	0.12	(0.75)	(2.24)	(2.99)	$33.87	0.75%	0.93%	2.15%	79%	$205,390
2015	$38.48	0.71	0.29	1.00	(0.69)	(2.05)	(2.74)	$36.74	2.62%	0.92%	1.86%	79%	$239,515
2014	$31.55	0.68	6.94	7.62	(0.69)	—	(0.69)	$38.48	24.34%	0.92%	1.92%	76%	$232,471

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$37.79	0.53	4.39	4.92	(0.49)	(2.74)	(3.23)	$39.48	13.18%	1.66%	1.33%	77%	$8,557
2017	$33.82	0.42	4.53	4.95	(0.39)	(0.59)	(0.98)	$37.79	14.77%	1.67%	1.16%	81%	$7,368
2016	$36.68	0.47	(0.60)	(0.13)	(0.49)	(2.24)	(2.73)	$33.82	0.01%	1.68%	1.40%	79%	$6,734
2015	$38.42	0.42	0.29	0.71	(0.40)	(2.05)	(2.45)	$36.68	1.86%	1.67%	1.11%	79%	$8,195
2014	$31.50	0.41	6.93	7.34	(0.42)	—	(0.42)	$38.42	23.42%	1.67%	1.17%	76%	$5,445
R Class
2018	$37.89	0.73	4.40	5.13	(0.69)	(2.74)	(3.43)	$39.59	13.73%	1.16%	1.83%	77%	$25,298
2017	$33.91	0.60	4.55	5.15	(0.58)	(0.59)	(1.17)	$37.89	15.34%	1.17%	1.66%	81%	$28,052
2016	$36.77	0.65	(0.60)	0.05	(0.67)	(2.24)	(2.91)	$33.91	0.52%	1.18%	1.90%	79%	$23,290
2015	$38.51	0.60	0.31	0.91	(0.60)	(2.05)	(2.65)	$36.77	2.36%	1.17%	1.61%	79%	$15,663
2014	$31.57	0.59	6.95	7.54	(0.60)	—	(0.60)	$38.51	24.05%	1.17%	1.67%	76%	$3,577
R5 Class
2018	$37.95	0.91	4.50	5.41	(0.96)	(2.74)	(3.70)	$39.66	14.52%	0.46%	2.53%	77%	$4,241
2017(3)	$37.51	0.20	0.43	0.63	(0.19)	—	(0.19)	$37.95	1.68%	0.47%(4)	2.37%(4)	81%(5)	$175

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through June 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Income & Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Income & Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

32

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.

For corporate taxpayers, the fund hereby designates $51,980,494, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $46,703,863 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2018.

The fund hereby designates $99,476,832, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92991 1808

Annual Report

June 30, 2018

International Core Equity Fund
Investor Class (ACIMX)
I Class (ACIUX)
A Class (ACIQX)
C Class (ACIKX)
R Class (ACIRX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACIMX	4.69%	5.86%	1.97%	11/30/06
MSCI EAFE Index	—	6.84%	6.44%	2.84%	—
I Class	ACIUX	4.89%	6.09%	2.18%	11/30/06
A Class	ACIQX				11/30/06
No sales charge		4.41%	5.64%	1.73%
With sales charge		-1.59%	4.41%	1.14%
C Class	ACIKX	3.54%	4.82%	0.96%	11/30/06
R Class	ACIRX	4.17%	5.37%	1.47%	11/30/06
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $12,153

MSCI EAFE Index — $13,236

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	1.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Vinod Chandrashekaran

Performance Summary

The International Core Equity Fund returned 4.69%* for the fiscal year ended June 30, 2018, compared with the 6.84% return of its benchmark, the MSCI EAFE Index.

International Core Equity gained but trailed the MSCI EAFE Index. Stock selection in the consumer discretionary, industrials, and energy sectors weighed on the fund’s relative results, while materials and health care sectors holdings aided relative returns. From a geographical perspective, underperformance was most pronounced in stock choices from France and Japan, while stock selection in Norway and China was beneficial. The fund’s stock selection process incorporates factors of valuation, quality, and momentum, while striving to minimize unintended risks along industries and other risk characteristics. Stock selection insights based on valuation detracted from performance, while quality, sentiment, and growth insights were additive.

Stock Choices Across Several Sectors Detracted From Relative Returns

Stock choices in the consumer discretionary sector were the largest driver of underperformance. Selection within media companies weighed on relative returns, particularly overweight positions in Germany-based ProSiebenSat.1 Media and France-based Eutelsat Communications. We have since exited our position in ProSiebenSat.1 Media. In the textiles, apparel, and luxury goods industry, an overweight to jewelry company Pandora was one of the largest detractors for the period. We believe the stock remains a good investment opportunity due to its high valuation and quality scores. An overweight to household appliance company Electrolux also detracted.

Within industrials, stock selection also hindered returns. An overweight to electrical equipment company Vestas Wind Systems was one of the leading detractors from relative performance. The company reported disappointing profit growth amid intense competition and pricing pressure in the market for wind power. We have since exited our position in the stock. Positioning within transportation infrastructure and trading companies and distributors also detracted.

Stock selection within energy also negatively affected the portfolio. Within the oil, gas, and consumable fuels industry, underweights to U.K.-based BP and Royal Dutch Shell weighed on results. We had some exposure to these stocks, but less than the index, which detracted from relative performance as stronger energy prices meant these stocks performed well during the period.

Over the past 12 months, France, Japan, Germany, Netherlands, and the U.K. were the largest country detractors. In general, stock selection decisions and underweight allocations to these geographies, where stocks rose, were responsible for the underperformance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Materials and Health Care Were Additive

Stock selection within the materials sector contributed to relative returns, particularly within the metals and mining industry, where several of the portfolio’s leading contributors reside. A position in Evraz was a top-contributing stock for the period, scoring highly on all dimensions of our stock selection model. We have since exited the position. Overweights to Rio Tinto and BHP Billiton were also top contributors. These stocks benefited from the recovery in commodity prices from multiyear lows reached in 2016. Positioning within paper and forest products was also additive, as was containers and packaging.

Pharmaceuticals holdings also contributed to relative returns, making the health care sector one of the leading sources of strength. An overweight to H Lundbeck was one of the top contributing positions for the period. The Denmark-based drug company maintains high scores for quality and sentiment. An underweight to poor-performing pharmaceutical company Sanofi also benefited relative results.

Allocations to Norway, China, South Korea, and Singapore were the largest contributors to relative returns on a country basis.

Portfolio Positioning

We utilize a structured, disciplined investment approach for both stock selection and portfolio construction. At the sector level, telecommunication services was the fund’s largest overweight position. Based on our model, we believe it offers high-quality earnings growth at attractive valuations. Consumer discretionary was another notable overweight position. This reflects an allocation to automobiles and components companies, which rate highly on our valuation and growth metrics. Key underweights are in the financials sector, where we see a lack of opportunity in banks and insurance, which are characterized by low growth scores. In the consumer staples sector, our underweight reflects a comparative lack of exposure to food, beverage, and tobacco and household and personal products companies. These stocks are unattractive according to our measures of growth and valuation. On a country basis, the fund invests in a number of emerging markets outside the MSCI EAFE benchmark. We increased our emerging markets exposure during the period. Our largest exposures outside of the index at period-end were South Korea and Taiwan. In developed markets, our largest relative overweight is in Japan. The biggest relative underweights were in Germany and Australia.

6

Fund Characteristics

JUNE 30, 2018
Top Ten Holdings	% of net assets
Roche Holding AG	1.9%
Royal Dutch Shell plc, B Shares	1.6%
Rio Tinto plc	1.6%
GlaxoSmithKline plc	1.5%
BHP Billiton plc	1.5%
Toyota Motor Corp.	1.4%
iShares MSCI EAFE ETF	1.3%
Novartis AG	1.2%
BNP Paribas SA	1.2%
Eni SpA	1.2%

Investments by Country	% of net assets
Japan	25.2%
United Kingdom	17.7%
France	7.8%
Switzerland	6.7%
Germany	6.3%
Netherlands	4.4%
Australia	3.9%
Hong Kong	3.0%
Spain	2.7%
Italy	2.5%
Sweden	2.3%
South Korea	2.1%
Other Countries	12.7%
Exchange-Traded Funds*	2.0%
Cash and Equivalents**	0.7%
* Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
** Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Exchange-Traded Funds	2.0%
Total Equity Exposure	99.3%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$961.40	$5.59	1.15%
I Class	$1,000	$962.50	$4.62	0.95%
A Class	$1,000	$960.40	$6.81	1.40%
C Class	$1,000	$957.20	$10.43	2.15%
R Class	$1,000	$959.30	$8.02	1.65%
Hypothetical
Investor Class	$1,000	$1,019.09	$5.76	1.15%
I Class	$1,000	$1,020.08	$4.76	0.95%
A Class	$1,000	$1,017.85	$7.00	1.40%
C Class	$1,000	$1,014.13	$10.74	2.15%
R Class	$1,000	$1,016.61	$8.25	1.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 97.3%
Australia — 3.9%
Aristocrat Leisure Ltd.	13,651	$312,165
Australia & New Zealand Banking Group Ltd.	16,385	342,430
CIMIC Group Ltd.	7,238	226,579
Qantas Airways Ltd.	32,853	149,767
Wesfarmers Ltd.	3,116	113,824
Whitehaven Coal Ltd.	21,574	92,283
		1,237,048
Austria — 0.8%
OMV AG	4,421	250,759
Brazil — 0.4%
Banco Bradesco SA Preference Shares	7,623	52,672
Petroleo Brasileiro SA ADR	10,000	88,400
		141,072
China — 1.2%
China Petroleum & Chemical Corp., H Shares	176,000	157,255
Country Garden Holdings Co. Ltd.	46,000	80,912
Country Garden Services Holdings Co. Ltd.(1)	5,287	6,779
Tencent Holdings Ltd.	1,500	75,291
Weichai Power Co. Ltd., H Shares	35,000	48,269
		368,506
Denmark — 1.6%
H Lundbeck A/S	4,132	290,408
Novo Nordisk A/S, B Shares	1,063	49,318
Pandora A/S	2,587	180,767
		520,493
Finland — 1.4%
Nokia Oyj	12,974	74,695
UPM-Kymmene Oyj	6,396	228,708
Valmet Oyj	8,045	155,205
		458,608
France — 7.8%
BNP Paribas SA	6,058	376,294
CNP Assurances	10,564	240,441
Dassault Aviation SA	135	257,290
Eutelsat Communications SA	4,226	87,673
Faurecia SA	3,647	260,308
Kering SA	117	66,076
Metropole Television SA	7,556	151,153
Orange SA	15,149	253,778
Peugeot SA	12,321	281,438
Safran SA	715	86,879

10

	Shares	Value
Sanofi	1,317	$105,583
Societe Generale SA	1,319	55,629
TOTAL SA	4,562	278,149
		2,500,691
Germany — 6.3%
adidas AG	781	170,508
BASF SE	1,265	121,003
Bayer AG	2,184	240,637
Covestro AG	2,868	255,950
Deutsche Lufthansa AG	6,117	147,155
Deutsche Telekom AG(1)	21,848	338,572
HOCHTIEF AG	367	66,345
HUGO BOSS AG	1,459	132,489
Rheinmetall AG	1,584	174,917
Schaeffler AG Preference Shares	16,710	217,580
Siemens AG	500	66,109
Wacker Neuson SE	3,407	86,576
		2,017,841
Hong Kong — 3.0%
Health and Happiness H&H International Holdings Ltd.(1)	33,500	231,002
Hongkong Land Holdings Ltd.	14,700	105,105
Sands China Ltd.	50,000	267,347
Swire Properties Ltd.	66,200	244,698
Wharf Holdings Ltd. (The)	39,000	125,268
		973,420
India — 0.4%
Hindustan Petroleum Corp. Ltd.	13,542	51,231
Tata Steel Ltd.	10,164	84,224
		135,455
Israel — 0.3%
Mizrahi Tefahot Bank Ltd.	5,846	107,587
Italy — 2.5%
Eni SpA	20,255	376,237
EXOR NV	1,404	94,605
Fiat Chrysler Automobiles NV(1)	13,671	260,772
Societa Iniziative Autostradali e Servizi SpA	4,951	74,585
		806,199
Japan — 25.2%
Asahi Kasei Corp.	7,400	94,108
Astellas Pharma, Inc.	20,300	309,684
Brother Industries Ltd.	7,400	146,242
Canon, Inc.	9,900	324,680
cocokara fine, Inc.	2,200	135,320
Daiichikosho Co., Ltd.	1,600	77,316
Daiwa Securities Group, Inc.	6,000	34,862
Eisai Co. Ltd.	3,900	274,900
Hitachi Construction Machinery Co. Ltd.	7,900	256,876

11

	Shares	Value
Honda Motor Co. Ltd.	400	$11,753
Kajima Corp.	27,000	209,240
KDDI Corp.	8,800	240,914
Kirin Holdings Co. Ltd.	12,300	329,178
Mebuki Financial Group, Inc.	35,200	118,271
Mitsubishi Chemical Holdings Corp.	20,600	172,555
Mitsubishi Corp.	8,100	225,189
Mitsubishi UFJ Financial Group, Inc.	42,600	242,829
Mixi, Inc.	800	20,261
Nihon Unisys Ltd.	9,100	228,825
Nippon Telegraph & Telephone Corp.	6,500	295,660
NTT DOCOMO, Inc.	9,300	237,088
Pola Orbis Holdings, Inc.	2,900	127,693
Recruit Holdings Co. Ltd.	12,500	346,159
SBI Holdings, Inc.	5,000	128,890
Sega Sammy Holdings, Inc.	16,900	289,719
SoftBank Group Corp.	700	50,410
Sony Corp.	5,600	286,487
Square Enix Holdings Co. Ltd.	5,300	260,416
Stanley Electric Co. Ltd.	6,800	232,164
Subaru Corp.	9,100	265,073
Sumitomo Mitsui Financial Group, Inc.	1,600	62,228
Suntory Beverage & Food Ltd.	1,000	42,722
Suzuken Co. Ltd.	3,100	131,319
Suzuki Motor Corp.	5,500	303,925
Taisei Corp.	3,800	209,710
Tokuyama Corp.	2,900	93,117
Tokyo Electron Ltd.	1,700	292,047
Toshiba TEC Corp.	22,000	134,128
Toyota Motor Corp.	6,900	446,850
Trend Micro, Inc.	1,900	108,459
TS Tech Co. Ltd.	6,000	250,644
Ulvac, Inc.	1,400	53,615
		8,101,526
Malaysia — 0.9%
CIMB Group Holdings Bhd	41,900	56,530
Hong Leong Financial Group Bhd	31,300	139,473
Malayan Banking Bhd	39,100	87,115
		283,118
Netherlands — 4.4%
ASML Holding NV	1,115	220,966
ASR Nederland NV	5,522	225,572
ING Groep NV	13,183	189,791
Koninklijke Ahold Delhaize NV	14,586	349,272
Koninklijke Philips NV	8,056	342,679
Unilever NV CVA	1,355	75,613
		1,403,893
12

	Shares	Value
New Zealand — 0.4%
a2 Milk Co. Ltd.(1)	17,873	$138,728
Norway — 1.4%
Equinor ASA	11,509	305,801
Marine Harvest ASA	4,672	93,046
Salmar ASA	1,080	45,325
		444,172
Singapore — 1.9%
Oversea-Chinese Banking Corp. Ltd.	37,000	316,095
United Overseas Bank Ltd.	15,600	306,390
		622,485
South Africa — 0.4%
Barclays Africa Group Ltd.	5,291	61,710
Nedbank Group Ltd.	4,123	75,015
		136,725
South Korea — 2.1%
Hanwha Corp.	2,730	77,283
LG Household & Health Care Ltd. Preference Shares	270	176,851
Samsung Electronics Co. Ltd.	4,700	196,729
SK Hynix, Inc.	2,706	208,079
		658,942
Spain — 2.7%
Aena SME SA	1,112	201,931
Banco Bilbao Vizcaya Argentaria SA	7,665	54,370
Fomento de Construcciones y Contratas SA(1)	18,446	232,645
Mapfre SA	19,993	60,354
Telefonica SA	36,707	312,025
		861,325
Sweden — 2.3%
Atlas Copco AB, A Shares	2,604	75,822
Electrolux AB, Series B	6,884	156,791
Epiroc AB, A Shares(1)	2,604	27,326
Industrivarden AB, C Shares	10,789	209,233
Kinnevik AB, B Shares	1,347	46,154
Sandvik AB	11,666	207,095
		722,421
Switzerland — 6.7%
Inficon Holding AG(1)	428	218,473
Nestle SA	3,944	306,264
Novartis AG	5,113	388,677
Partners Group Holding AG	388	285,035
Roche Holding AG	2,739	610,003
Zurich Insurance Group AG	1,164	345,686
		2,154,138
Taiwan — 1.6%
Formosa Chemicals & Fibre Corp.	31,000	123,538
Formosa Plastics Corp.	50,000	184,496

13

	Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,500	$91,400
Uni-President Enterprises Corp.	42,000	106,624
		506,058
United Kingdom — 17.7%
3i Group plc	9,400	111,725
Anglo American plc	14,316	320,208
Antofagasta plc	17,684	231,051
BAE Systems plc	38,346	327,327
BHP Billiton plc	20,922	471,058
BP plc	10,000	76,321
BT Group plc	14,626	42,041
Centrica plc	34,423	71,620
Direct Line Insurance Group plc	51,024	230,905
easyJet plc	3,372	74,452
GlaxoSmithKline plc	23,987	484,287
Hikma Pharmaceuticals plc	1,994	39,500
HSBC Holdings plc	19,341	181,408
Imperial Brands plc	7,448	277,389
Indivior plc(1)	9,505	48,069
International Consolidated Airlines Group SA	31,433	276,113
Investec plc	17,620	125,107
Legal & General Group plc	37,276	130,859
Marks & Spencer Group plc	8,185	31,877
National Express Group plc	47,929	254,029
Rio Tinto plc	9,319	516,671
Royal Dutch Shell plc, B Shares	14,665	525,175
Royal Mail plc	34,747	231,763
Standard Life Aberdeen plc	31,982	137,472
Tullow Oil plc(1)	22,238	71,904
Unilever plc	691	38,229
Vodafone Group plc	149,025	361,529
		5,688,089
TOTAL COMMON STOCKS (Cost $30,716,868)		31,239,299
EXCHANGE-TRADED FUNDS — 2.0%
iShares MSCI EAFE ETF	6,000	401,820
iShares MSCI Japan ETF	4,136	239,516
TOTAL EXCHANGE-TRADED FUNDS (Cost $629,614)		641,336
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $67,723)	67,723	67,723
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $31,414,205)		31,948,358
OTHER ASSETS AND LIABILITIES — 0.5%		165,110
TOTAL NET ASSETS — 100.0%		$32,113,468

14

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	16.4%
Industrials	15.0%
Consumer Discretionary	14.7%
Health Care	10.3%
Materials	9.1%
Information Technology	8.3%
Consumer Staples	7.8%
Energy	7.1%
Telecommunication Services	6.6%
Real Estate	1.8%
Utilities	0.2%
Exchange-Traded Funds	2.0%
Cash and Equivalents*	0.7%
* Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $31,414,205)	$31,948,358
Foreign currency holdings, at value (cost of $17,608)	17,572
Receivable for capital shares sold	41,415
Dividends and interest receivable	141,784
32,149,129

Liabilities
Payable for capital shares redeemed	3,590
Accrued management fees	30,065
Distribution and service fees payable	2,006
35,661

Net Assets	$32,113,468

Net Assets Consist of:
Capital (par value and paid-in surplus)	$31,313,589
Undistributed net investment income	338,330
Accumulated net realized loss	(71,534)
Net unrealized appreciation	533,083
$32,113,468

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$20,459,017	2,221,162	$9.21
I Class, $0.01 Par Value	$5,755,932	623,550	$9.23
A Class, $0.01 Par Value	$4,271,847	463,312	$9.22*
C Class, $0.01 Par Value	$986,880	107,715	$9.16
R Class, $0.01 Par Value	$639,792	69,631	$9.19
* Maximum offering price $9.78 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $96,057)	$1,053,975
Interest	3,472
1,057,447

Expenses:
Management fees	375,242
Distribution and service fees:
A Class	10,139
C Class	11,701
R Class	3,514
Directors' fees and expenses	2,065
Other expenses	926
403,587

Net investment income (loss)	653,860

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $1,927)	2,912,690
Foreign currency translation transactions	6,563
2,919,253

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $8,912)	(2,117,762)
Translation of assets and liabilities in foreign currencies	(3,517)
(2,121,279)

Net realized and unrealized gain (loss)	797,974

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,451,834

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$653,860	$619,263
Net realized gain (loss)	2,919,253	1,330,949
Change in net unrealized appreciation (depreciation)	(2,121,279)	3,183,851
Net increase (decrease) in net assets resulting from operations	1,451,834	5,134,063

Distributions to Shareholders
From net investment income:
Investor Class	(516,137)	(587,847)
I Class	(127,810)	(41,732)
A Class	(83,615)	(131,570)
C Class	(15,744)	(17,203)
R Class	(11,337)	(13,240)
Decrease in net assets from distributions	(754,643)	(791,592)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,205,674	(3,134,230)

Redemption Fees
Increase in net assets from redemption fees	1,256	14,164

Net increase (decrease) in net assets	1,904,121	1,222,405

Net Assets
Beginning of period	30,209,347	28,986,942
End of period	$32,113,468	$30,209,347

Undistributed net investment income	$338,330	$271,686

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

19

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.8180% to 1.0000%	0.2500% to 0.3100%	1.14%
I Class		0.0500% to 0.1100%	0.94%
A Class		0.2500% to 0.3100%	1.14%
C Class		0.2500% to 0.3100%	1.14%
R Class		0.2500% to 0.3100%	1.14%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $186,706 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(6,478) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2018 were $34,150,141 and $32,913,864, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	645,731	$6,175,791	1,400,301	$11,621,285
Issued in reinvestment of distributions	53,279	506,681	73,609	571,945
Redeemed	(802,902)	(7,685,849)	(1,698,539)	(13,938,911)
	(103,892)	(1,003,377)	(224,629)	(1,745,681)
I Class/Shares Authorized	25,000,000		25,000,000
Sold	350,565	3,358,023	405,635	3,562,135
Issued in reinvestment of distributions	13,145	125,144	5,364	41,732
Redeemed	(196,352)	(1,911,066)	(107,974)	(878,910)
	167,358	1,572,101	303,025	2,724,957
A Class/Shares Authorized	20,000,000		20,000,000
Sold	149,264	1,427,760	79,860	659,464
Issued in reinvestment of distributions	8,758	83,549	16,881	131,504
Redeemed	(61,528)	(590,835)	(565,166)	(4,769,422)
	96,494	920,474	(468,425)	(3,978,454)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	13,943	130,619	29,282	243,300
Issued in reinvestment of distributions	1,529	14,542	2,029	15,765
Redeemed	(34,929)	(336,899)	(52,144)	(420,543)
	(19,457)	(191,738)	(20,833)	(161,478)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	17,529	166,488	13,164	111,074
Issued in reinvestment of distributions	1,192	11,337	1,704	13,240
Redeemed	(27,973)	(269,611)	(11,773)	(97,888)
	(9,252)	(91,786)	3,095	26,426
Net increase (decrease)	131,251	$1,205,674	(407,767)	$(3,134,230)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$179,800	$31,059,499	—
Exchange-Traded Funds	641,336	—	—
Temporary Cash Investments	67,723	—	—
	$888,859	$31,059,499	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$754,643	$791,592
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to the expiration of capital loss carryovers, were made to capital
$(1,979,923), undistributed net investment income $167,427, and accumulated net realized loss $1,812,496.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$31,418,049
Gross tax appreciation of investments	$2,435,443
Gross tax depreciation of investments	(1,905,134)
Net tax appreciation (depreciation) of investments	530,309
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,070)
Net tax appreciation (depreciation)	$529,239
Undistributed ordinary income	$339,900
Accumulated short-term capital losses	$(69,260)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.01	0.19	0.23	0.42	(0.22)	$9.21	4.69%	1.15%	1.97%	99%	$20,459
2017	$7.71	0.18	1.33	1.51	(0.21)	$9.01	19.92%	1.15%	2.19%	113%	$20,938
2016	$8.89	0.16	(1.18)	(1.02)	(0.16)	$7.71	(11.53)%	1.17%	1.94%	117%	$19,646
2015	$9.68	0.24	(0.75)	(0.51)	(0.28)	$8.89	(5.11)%	1.15%	2.67%	96%	$22,366
2014	$7.77	0.26	1.76	2.02	(0.11)	$9.68	26.15%	1.15%	2.61%	125%	$11,859
I Class
2018	$9.02	0.22	0.23	0.45	(0.24)	$9.23	4.89%	0.95%	2.17%	99%	$5,756
2017	$7.72	0.20	1.33	1.53	(0.23)	$9.02	20.26%	0.95%	2.39%	113%	$4,117
2016	$8.90	0.17	(1.17)	(1.00)	(0.18)	$7.72	(11.34)%	0.97%	2.14%	117%	$1,183
2015	$9.69	0.26	(0.75)	(0.49)	(0.30)	$8.90	(4.91)%	0.95%	2.87%	96%	$1,621
2014	$7.78	0.28	1.76	2.04	(0.13)	$9.69	26.37%	0.95%	2.81%	125%	$921
A Class
2018	$9.01	0.17	0.23	0.40	(0.19)	$9.22	4.41%	1.40%	1.72%	99%	$4,272
2017	$7.71	0.15	1.34	1.49	(0.19)	$9.01	19.74%	1.40%	1.94%	113%	$3,307
2016	$8.89	0.13	(1.17)	(1.04)	(0.14)	$7.71	(11.75)%	1.42%	1.69%	117%	$6,441
2015	$9.67	0.24	(0.76)	(0.52)	(0.26)	$8.89	(5.25)%	1.40%	2.42%	96%	$8,196
2014	$7.76	0.16	1.84	2.00	(0.09)	$9.67	25.87%	1.40%	2.36%	125%	$3,164

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$8.96	0.08	0.24	0.32	(0.12)	$9.16	3.54%	2.15%	0.97%	99%	$987
2017	$7.66	0.10	1.33	1.43	(0.13)	$8.96	18.96%	2.15%	1.19%	113%	$1,139
2016	$8.84	0.08	(1.18)	(1.10)	(0.08)	$7.66	(12.48)%	2.17%	0.94%	117%	$1,134
2015	$9.62	0.13	(0.72)	(0.59)	(0.19)	$8.84	(6.02)%	2.15%	1.67%	96%	$1,141
2014	$7.72	0.14	1.78	1.92	(0.02)	$9.62	24.92%	2.15%	1.61%	125%	$1,081
R Class
2018	$8.98	0.13	0.25	0.38	(0.17)	$9.19	4.17%	1.65%	1.47%	99%	$640
2017	$7.69	0.14	1.32	1.46	(0.17)	$8.98	19.36%	1.65%	1.69%	113%	$709
2016	$8.86	0.12	(1.17)	(1.05)	(0.12)	$7.69	(11.90)%	1.67%	1.44%	117%	$583
2015	$9.65	0.16	(0.72)	(0.56)	(0.23)	$8.86	(5.61)%	1.65%	2.17%	96%	$538
2014	$7.74	0.19	1.79	1.98	(0.07)	$9.65	25.62%	1.65%	2.11%	125%	$1,242

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Core Equity Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

32

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.

For the fiscal year ended June 30, 2018, the fund intends to pass through to shareholders foreign source income of $1,129,443 and foreign taxes paid of $96,057, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2018 are $0.3241 and $0.0276, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92985 1808

Annual Report

June 30, 2018

Multi-Asset Real Return Fund
Investor Class (ASIOX)
I Class (ASINX)
A Class (ASIDX)
C Class (ASIZX)
R Class (ASIUX)
R5 Class (AMRUX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ASIOX	7.57%	1.44%	1.09%	4/30/10
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	2.11%	1.68%	2.89%	—
I Class	ASINX	7.74%	1.64%	1.29%	4/30/10
A Class	ASIDX				4/30/10
No sales charge		7.15%	1.19%	0.83%
With sales charge		1.03%	0.01%	0.10%
C Class	ASIZX	6.42%	0.43%	0.07%	4/30/10
R Class	ASIUX	6.98%	0.94%	0.58%	4/30/10
R5 Class	AMRUX	7.74%	—	7.00%	4/10/17
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable.
A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $10,925

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $12,626

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
1.13%	0.93%	1.38%	2.13%	1.63%	0.93%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, John Lovito, Steven Brown, and Peruvemba Satish

Performance Summary

For the 12 months ended June 30, 2018, Multi-Asset Real Return returned 7.57%.* The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index returned 2.11%. Fund returns reflect operating expenses, while index returns do not.

The fund’s performance reflected the generally positive backdrop for equity, fixed-income, and commodities investments that typically provide investor protection against the primary sources of inflation. The all-TIPS benchmark advanced modestly and outperformed nominal U.S. Treasuries, as the market’s longer-term inflation expectations increased during the period.

U.S. Current Inflation and Inflation Expectations Moved Higher

Although the U.S. economic growth rate slowed during the 12-month reporting period, most economic forecasts suggested gross domestic product (GDP) is poised to accelerate. In its June 2018 economic outlook, the Federal Reserve (the Fed) indicated it expects GDP to reach 2.8% (annualized) for 2018, compared with 2.3% in 2017. Against this backdrop, key measures of U.S. inflation and inflation expectations increased steadily. For example, year-over-year headline inflation, as measured by the Consumer Price Index (CPI), climbed from 1.6% in June 2017 to 2.9% in June 2018. Soaring energy prices—particularly oil, which rose more than 60% (West Texas Intermediate Crude) for the period—accounted for the majority of the gain. Core CPI, which does not include food and energy prices, increased at a more modest pace, from 1.7% in June 2017 to 2.3% in June 2018. Similarly, the Fed’s preferred measure of U.S. inflation, core personal consumption expenditures, increased from 1.5% in June 2017 to the Fed's target level of 2.0% in June 2018.

The market’s expectations for longer-term inflation, as measured by the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year U.S. Treasuries), also steadily increased, from 174 basis points (bps) in June 2017 to 213 bps a year later. Theoretically, the breakeven rate indicates the market’s expectations for U.S. inflation for the next 10 years (1.74% in June 2017 versus 2.13% as of June 2018).

Meanwhile, the environment of modest economic growth and inflation continued to support the Fed’s tightening policy. The central bank implemented three rate hikes during the reporting period, lifting the federal funds rate target to a range of 1.75% to 2.00%. The Fed also continued making balance sheet cuts.

Inflation Trends Modest and Mixed Outside the U.S.

Outside the U.S., developed markets central banks pursued different paths than the Fed, maintaining aggressive stimulus programs in an effort to boost growth and inflation. Overall, non-U.S. developed markets economic growth generally increased in the first half of the reporting period

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

but slowed in the final months, while inflation trends remained mixed. At the end of June 2018, year-over-year headline inflation in the eurozone was 2.0%, up from 1.3% a year earlier, largely due to rising energy and food prices. After climbing to 3.1% in November 2017, annualized inflation in the U.K. headed lower to end the period at 2.4%. In Japan, the annual inflation rate reached 1.5% in February 2018 but ended the reporting period at 0.7%.

Sector Allocations Contributed to Performance

Equities were strong contributors to portfolio performance, benefiting from a favorable growth and inflation environment. Although heightened volatility and global trade war fears slowed broad stock market performance in the second half of the reporting period, stocks rallied overall, bolstered by upbeat corporate earnings reports, modest economic growth, and the positive effects of U.S. tax reform. Within the portfolio’s equity component, we favored exposure to the information technology, health care, and industrials sectors.

Our exposure to commodities also contributed significantly to performance, as energy markets rallied sharply in the 12-month period. In particular, our holdings in energy futures (via an exchange-traded fund) and resource equities contributed to results. Elsewhere, exposure to global real estate investment trusts (REITs) also aided performance. Despite rising interest rates and a stronger U.S. dollar, global property stocks generally contributed to portfolio performance, as improving earnings and economic growth expectations aided the broad real estate sector, particularly in the U.S. Our holdings among industrial, lodging/resorts, and self-storage REITs added value. From a regional perspective, exposure in the U.K., U.S., and Japan contributed to performance.

The portfolio’s fixed-income component was a more modest contributor, as rising interest rates and heightened volatility, particularly in early 2018, weighed on performance. Overall, though, our holdings in securitized bonds, investment-grade and high-yield corporate bonds, emerging markets bonds, and inflation-linked securities, including inflation swaps, generally outperformed the all-TIPS benchmark and lifted portfolio performance.

The portfolio’s non-dollar currency overlay strategy contributed to performance, primarily due to select exposure to emerging markets.

Outlook Favors REITs, Equities

During the reporting period, we reduced the portfolio’s fixed-income exposure in favor of increasing the portfolio’s global REITs exposure. After underperforming midway through the period on fears of rising interest rates, global REITs appeared attractively valued, particularly given our expectations for interest rates to remain range-bound. We also reduced exposure to commodities, using the proceeds to increase the portfolio’s position in equities. We have a more optimistic outlook for equities, due to improving economic fundamentals and solid corporate profits. Within the equity allocation, we boosted exposure to U.S. equities, particularly the information technology and health care sectors, where we believe the economic backdrop and corporate earnings growth rates are particularly compelling.

Looking ahead, we continue to believe stabilization in commodities prices coupled with modest global growth and continued wage growth will create higher current inflation and lead to modestly higher inflation expectations than are currently priced into the financial markets.

6

Fund Characteristics

JUNE 30, 2018
Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	44.5%
Foreign Common Stocks*	10.8%
Collateralized Mortgage Obligations	10.5%
Corporate Bonds	9.9%
Sovereign Governments and Agencies	3.7%
Commercial Mortgage-Backed Securities	3.4%
Asset-Backed Securities	3.1%
Collateralized Loan Obligations	2.9%
Exchange-Traded Funds	1.4%
U.S. Treasury Securities	0.6%
Temporary Cash Investments	18.8%
Other Assets and Liabilities	(9.6)%**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.70	$4.43	0.89%
I Class	$1,000	$1,010.70	$3.44	0.69%
A Class	$1,000	$1,008.30	$5.68	1.14%
C Class	$1,000	$1,005.00	$9.40	1.89%
R Class	$1,000	$1,007.90	$6.92	1.39%
R5 Class	$1,000	$1,010.70	$3.44	0.69%
Hypothetical
Investor Class	$1,000	$1,020.38	$4.46	0.89%
I Class	$1,000	$1,021.37	$3.46	0.69%
A Class	$1,000	$1,019.14	$5.71	1.14%
C Class	$1,000	$1,015.42	$9.45	1.89%
R Class	$1,000	$1,017.90	$6.95	1.39%
R5 Class	$1,000	$1,021.37	$3.46	0.69%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2018

	Shares/ Principal Amount	Value
COMMON STOCKS — 55.3%
Aerospace and Defense — 2.3%
Boeing Co. (The)	180	$60,392
Lockheed Martin Corp.	173	51,110
Raytheon Co.	393	75,920
TransDigm Group, Inc.	266	91,807
United Technologies Corp.	543	67,891
		347,120
Air Freight and Logistics — 0.4%
XPO Logistics, Inc.(1)	663	66,419
Banks — 2.5%
Bank of America Corp.	2,275	64,132
BB&T Corp.	1,261	63,605
Comerica, Inc.	718	65,281
JPMorgan Chase & Co.	628	65,438
Regions Financial Corp.	3,607	64,132
SVB Financial Group(1)	199	57,463
		380,051
Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc.(1)	573	71,138
BioMarin Pharmaceutical, Inc.(1)	570	53,694
Vertex Pharmaceuticals, Inc.(1)	334	56,767
		181,599
Capital Markets — 0.6%
Bank of New York Mellon Corp. (The)	1,230	66,334
Brookfield Asset Management, Inc., Class A	566	22,960
		89,294
Chemicals — 2.3%
Air Liquide SA	160	19,983
Albemarle Corp.	251	23,677
Ashland Global Holdings, Inc.	216	16,887
Celanese Corp., Series A	168	18,658
CF Industries Holdings, Inc.	442	19,625
Chemours Co. (The)	446	19,785
Eastman Chemical Co.	179	17,893
FMC Corp.	216	19,269
Huntsman Corp.	689	20,119
Johnson Matthey plc	254	12,132
LyondellBasell Industries NV, Class A	169	18,565
Methanex Corp.	282	19,940
Nutrien Ltd.	361	19,631
Sherwin-Williams Co. (The)	42	17,118
Sika AG	144	19,979

10

	Shares/ Principal Amount	Value
Umicore SA	300	$17,219
Westlake Chemical Corp.	194	20,880
WR Grace & Co.	264	19,354
		340,714
Communications Equipment — 0.5%
Cisco Systems, Inc.	1,553	66,826
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	230	51,366
Consumer Finance — 0.4%
Synchrony Financial	1,780	59,416
Electric Utilities — 1.5%
Exelon Corp.	1,491	63,517
FirstEnergy Corp.	1,794	64,422
NextEra Energy, Inc.	570	95,207
		223,146
Electronic Equipment, Instruments and Components — 0.4%
IPG Photonics Corp.(1)	299	65,968
Equity Real Estate Investment Trusts (REITs) — 12.1%
Agree Realty Corp.	373	19,683
Alexandria Real Estate Equities, Inc.	327	41,257
Allied Properties Real Estate Investment Trust	926	29,478
American Homes 4 Rent, Class A	1,845	40,922
Boardwalk Real Estate Investment Trust	350	12,159
Camden Property Trust	611	55,680
CapitaLand Commercial Trust	10,700	13,036
Charter Hall Group	7,738	37,337
Columbia Property Trust, Inc.	1,439	32,680
CubeSmart	1,044	33,638
CyrusOne, Inc.	852	49,723
Derwent London plc	510	20,906
Duke Realty Corp.	2,610	75,768
Equinix, Inc.	81	34,821
Extra Space Storage, Inc.	447	44,615
Gecina SA	440	73,632
GGP, Inc.	2,724	55,651
GLP J-Reit	28	29,741
Goodman Group	7,602	54,121
HCP, Inc.	2,204	56,907
Host Hotels & Resorts, Inc.	1,839	38,748
Hudson Pacific Properties, Inc.	1,395	49,425
Inmobiliaria Colonial Socimi SA	1,873	20,703
Invesco Office J-Reit, Inc.	142	19,675
Invitation Homes, Inc.	1,646	37,957
Japan Hotel REIT Investment Corp.	47	35,235
Kimco Realty Corp.	3,057	51,938
Link REIT	5,500	50,229
Mid-America Apartment Communities, Inc.	132	13,288

11

	Shares/ Principal Amount	Value
Orix JREIT, Inc.	20	$31,956
Prologis, Inc.	535	35,144
Rayonier, Inc.	1,107	42,830
Regency Centers Corp.	566	35,137
Retail Properties of America, Inc., Class A	4,716	60,270
Sabra Health Care REIT, Inc.	1,330	28,901
Safestore Holdings plc	2,903	21,053
SBA Communications Corp.(1)	180	29,722
Segro plc	7,803	68,935
Simon Property Group, Inc.	859	146,193
Spirit Realty Capital, Inc.	2,681	21,528
STORE Capital Corp.	1,045	28,633
Sun Communities, Inc.	758	74,193
UDR, Inc.	1,146	43,021
UNITE Group plc (The)	3,988	45,316
		1,841,785
Food and Staples Retailing — 0.4%
Walmart, Inc.	708	60,640
Food Products — 0.9%
Archer-Daniels-Midland Co.	1,594	73,053
Bunge Ltd.	871	60,717
		133,770
Health Care Equipment and Supplies — 3.0%
ABIOMED, Inc.(1)	162	66,266
Baxter International, Inc.	926	68,376
Boston Scientific Corp.(1)	2,059	67,329
Edwards Lifesciences Corp.(1)	499	72,640
ICU Medical, Inc.(1)	176	51,682
Intuitive Surgical, Inc.(1)	128	61,246
Teleflex, Inc.	268	71,880
		459,419
Health Care Providers and Services — 1.5%
Anthem, Inc.	304	72,361
UnitedHealth Group, Inc.	329	80,717
WellCare Health Plans, Inc.(1)	326	80,274
		233,352
Hotels, Restaurants and Leisure — 1.2%
Darden Restaurants, Inc.	744	79,653
GreenTree Hospitality Group Ltd. ADR(1)	593	10,727
Huazhu Group Ltd. ADR	292	12,261
Las Vegas Sands Corp.	946	72,237
		174,878
Household Durables — 0.1%
Neinor Homes SA(1)	740	13,861
Industrial Conglomerates — 0.5%
Honeywell International, Inc.	543	78,219

12

	Shares/ Principal Amount	Value
Internet and Direct Marketing Retail — 0.9%
Amazon.com, Inc.(1)	47	$79,891
Netflix, Inc.(1)	154	60,280
		140,171
Internet Software and Services — 0.4%
Alphabet, Inc., Class A(1)	55	62,105
IT Services — 3.3%
Capgemini SE	483	64,330
Fidelity National Information Services, Inc.	696	73,797
FleetCor Technologies, Inc.(1)	238	50,135
GDS Holdings Ltd. ADR(1)	562	22,531
InterXion Holding NV(1)	475	29,649
MasterCard, Inc., Class A	341	67,013
Total System Services, Inc.	793	67,024
Visa, Inc., Class A	509	67,417
Wirecard AG	367	59,123
		501,019
Life Sciences Tools and Services — 0.9%
ICON plc(1)	473	62,687
Illumina, Inc.(1)	281	78,480
		141,167
Machinery — 0.4%
Wabtec Corp.	623	61,415
Media — 0.4%
Altice USA, Inc., Class A	3,687	62,900
Metals and Mining — 0.6%
Alcoa Corp.(1)	381	17,861
Allegheny Technologies, Inc.(1)	669	16,805
BHP Billiton Ltd.	696	17,466
Rio Tinto plc ADR	341	18,919
United States Steel Corp.	478	16,611
		87,662
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc.	846	18,367
Multi-Utilities — 0.7%
CenterPoint Energy, Inc.	1,750	48,493
Public Service Enterprise Group, Inc.	993	53,761
		102,254
Oil, Gas and Consumable Fuels — 4.2%
Anadarko Petroleum Corp.	231	16,921
Antero Midstream Partners LP	2,574	75,985
BP plc	2,263	17,271
Centennial Resource Development, Inc., Class A(1)	962	17,374
Cheniere Energy, Inc.(1)	337	21,969
Chevron Corp.	138	17,447
Concho Resources, Inc.(1)	136	18,816
ConocoPhillips	257	17,892

13

	Shares/ Principal Amount	Value
Continental Resources, Inc.(1)	260	$16,838
Diamondback Energy, Inc.	137	18,025
Encana Corp.	1,366	17,841
Energy Transfer Equity LP	984	16,974
Eni SpA	941	17,334
EnLink Midstream Partners LP	745	11,570
Enterprise Products Partners LP	615	17,017
Equinor ASA	658	17,265
Magellan Midstream Partners LP	1,142	78,889
Marathon Oil Corp.	817	17,043
Marathon Petroleum Corp.	281	19,715
Murphy Oil Corp.	518	17,493
Occidental Petroleum Corp.	208	17,405
Parsley Energy, Inc., Class A(1)	601	18,198
Plains All American Pipeline LP	3,180	75,175
Repsol SA	888	17,297
TOTAL SA	328	19,998
Valero Energy Corp.	179	19,839
		637,591
Paper and Forest Products — 0.2%
Metsa Board Oyj	1,527	17,280
Mondi plc	633	17,134
		34,414
Pharmaceuticals — 0.9%
Jazz Pharmaceuticals plc(1)	377	64,957
Merck & Co., Inc.	1,152	69,927
		134,884
Real Estate Management and Development — 3.4%
Aroundtown SA	5,029	41,316
CapitaLand Ltd.	6,100	14,148
Central Pattana PCL	5,800	12,211
China Resources Land Ltd.	6,000	20,228
CK Asset Holdings Ltd.	2,000	15,882
Corp. Inmobiliaria Vesta SAB de CV	6,806	8,910
Country Garden Holdings Co. Ltd.	5,000	8,795
Godrej Properties Ltd.(1)	514	5,394
KWG Property Holding Ltd.	9,500	11,939
Longfor Properties Co. Ltd.	8,000	21,566
Mitsui Fudosan Co. Ltd.	2,100	50,719
New World Development Co. Ltd.	7,000	9,850
Shimao Property Holdings Ltd.	8,000	21,005
Sumitomo Realty & Development Co. Ltd.	2,000	73,865
Sun Hung Kai Properties Ltd.	2,750	41,501
Swire Properties Ltd.	4,600	17,003
UOL Group Ltd.	3,400	19,015
VGP NV	155	11,259
Vonovia SE	1,704	81,110

14

	Shares/ Principal Amount	Value
Wharf Real Estate Investment Co. Ltd.	5,000	$35,593
		521,309
Road and Rail — 0.9%
CSX Corp.	1,238	78,960
Schneider National, Inc., Class B	2,228	61,292
		140,252
Semiconductors and Semiconductor Equipment — 2.1%
Applied Materials, Inc.	1,171	54,089
Microchip Technology, Inc.	621	56,480
Micron Technology, Inc.(1)	1,433	75,147
NVIDIA Corp.	318	75,334
Silicon Laboratories, Inc.(1)	619	61,652
		322,702
Software — 3.8%
Adobe Systems, Inc.(1)	316	77,044
Fortinet, Inc.(1)	988	61,681
Microsoft Corp.	764	75,338
Proofpoint, Inc.(1)	555	63,997
PTC, Inc.(1)	684	64,166
salesforce.com, Inc.(1)	580	79,112
ServiceNow, Inc.(1)	441	76,059
Splunk, Inc.(1)	780	77,306
		574,703
TOTAL COMMON STOCKS (Cost $7,806,596)		8,410,758
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 10.5%
Private Sponsor Collateralized Mortgage Obligations — 6.8%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	$3,407	3,508
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.66%, 7/1/18(3)	34,829	35,347
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.02%, 7/1/18(3)	21,213	20,783
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.59%, 7/1/18(3)	29,664	30,100
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	30,443	31,102
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	4,620	4,698
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.99%, 7/1/18(3)	16,825	16,889
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.68%, 7/1/18(3)	31,339	32,042
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.66%, 7/1/18(3)	31,016	30,326
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.82%, 7/1/18(3)	7,103	7,229
JPMorgan Mortgage Trust, Series 2016-1, Class A7 SEQ, VRN, 3.50%, 7/1/18(3)(4)	100,000	97,671
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.90%, 7/1/18(3)	1,261	1,302

15

	Shares/ Principal Amount	Value
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.83%, 7/25/18, resets monthly off the 1-month LIBOR plus 0.74%	$10,282	$10,159
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.69%, 7/25/18(3)	75,754	73,938
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	6,734	6,845
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	69,044	69,487
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	58,952	58,695
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.89%, 7/1/18(3)	23,176	23,556
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.35%, 7/1/18(3)	11,278	11,424
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	26,874	26,952
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	31,687	31,538
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	11,554	11,528
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.97%, 7/1/18(3)	36,491	35,743
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 4.28%, 7/1/18(3)	157,194	159,747
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.86%, 7/1/18(3)	67,698	67,944
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.60%, 7/1/18(3)	17,735	17,459
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	14,973	14,915
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	18,390	18,463
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	2,968	3,035
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	4,334	4,404
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	57,857	57,806
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 3.73%, 7/1/18(3)	3,736	3,589
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 7/1/18(3)(4)	10,790	10,806
		1,029,030
U.S. Government Agency Collateralized Mortgage Obligations — 3.7%
FNMA, Series 2017-C07, Class 1M2, VRN, 4.49%, 7/25/18, resets monthly off the 1-month LIBOR plus 2.40%	300,000	306,521
FNMA, Series 2018-C02, Class 2M1, VRN, 2.74%, 7/25/18, resets monthly off the 1-month LIBOR plus 0.65%	262,893	263,004
		569,525
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,581,929)		1,598,555
CORPORATE BONDS — 9.9%
Aerospace and Defense — 0.1%
United Technologies Corp., 3.75%, 11/1/46	10,000	8,769

16

	Shares/ Principal Amount	Value
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., 3.40%, 11/15/46	$10,000	$8,828
Banks — 0.1%
Bank of America Corp., MTN, 3.25%, 10/21/27	15,000	13,990
Citigroup, Inc., 4.45%, 9/29/27	10,000	9,850
		23,840
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	10,000	9,803
Chemicals — 0.5%
Ashland LLC, 4.75%, 8/15/22	75,000	75,636
Consumer Discretionary — 0.1%
NIKE, Inc., 3.375%, 11/1/46	10,000	8,892
Consumer Finance — 0.6%
CIT Group, Inc., 5.00%, 8/15/22	40,000	40,550
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	50,000	50,687
		91,237
Containers and Packaging — 0.6%
Berry Global, Inc., 5.50%, 5/15/22	50,000	50,507
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(4)	50,000	49,438
		99,945
Diversified Financial Services — 0.2%
Morgan Stanley, MTN, 5.625%, 9/23/19	20,000	20,615
MUFG Union Bank N.A., 2.625%, 9/26/18	10,000	9,998
		30,613
Equity Real Estate Investment Trusts (REITs) — 0.5%
Crown Castle International Corp., 5.25%, 1/15/23	75,000	78,643
Gas Utilities — 0.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	19,000	19,705
MPLX LP, 4.875%, 6/1/25	10,000	10,294
		29,999
Health Care Providers and Services — 1.1%
DaVita, Inc., 5.75%, 8/15/22	50,000	50,875
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(4)	70,000	71,725
HCA, Inc., 4.25%, 10/15/19	50,000	50,500
		173,100
Hotels, Restaurants and Leisure — 0.6%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(4)	40,000	38,048
Boyd Gaming Corp., 6.875%, 5/15/23	50,000	52,562
		90,610
Industrial Conglomerates†
General Electric Co., 4.125%, 10/9/42	5,000	4,651
Internet Software and Services — 0.3%
Netflix, Inc., 5.375%, 2/1/21	40,000	41,312
IT Services — 0.3%
First Data Corp., 7.00%, 12/1/23(4)	50,000	52,204

17

		Shares/ Principal Amount	Value
Media — 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		$40,000	$40,275
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(4)		40,000	37,450
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		10,000	10,567
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(4)		70,000	68,957
Time Warner Cable LLC, 4.50%, 9/15/42		10,000	8,239
			165,488
Metals and Mining — 1.0%
Freeport-McMoRan, Inc., 3.55%, 3/1/22		50,000	47,625
Novelis Corp., 6.25%, 8/15/24(4)		50,000	50,125
Teck Resources Ltd., 4.75%, 1/15/22		50,000	50,354
			148,104
Multi-Utilities — 0.6%
Calpine Corp., 5.875%, 1/15/24(4)		50,000	49,625
Duke Energy Progress LLC, 3.70%, 10/15/46		10,000	9,219
Exelon Generation Co. LLC, 5.60%, 6/15/42		5,000	5,040
IPALCO Enterprises, Inc., 3.45%, 7/15/20		30,000	30,020
			93,904
Oil, Gas and Consumable Fuels — 1.8%
Antero Resources Corp., 5.125%, 12/1/22		50,000	50,375
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		50,000	50,875
Chesapeake Energy Corp., 8.00%, 12/15/22(4)		24,000	25,283
Newfield Exploration Co., 5.75%, 1/30/22		40,000	41,850
Oasis Petroleum, Inc., 6.875%, 3/15/22		50,000	50,985
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		50,000	48,750
			268,118
TOTAL CORPORATE BONDS (Cost $1,529,964)			1,503,696
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.7%
Dominican Republic — 1.1%
Dominican Republic International Bond, 6.875%, 1/29/26		150,000	159,511
Russia — 2.1%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		200,000	326,422
South Africa — 0.5%
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	1,000,000	71,531
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $581,921)			557,464
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 3.4%
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.85%, 7/1/18(3)		$50,000	52,518
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49		25,000	23,462
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 7/1/18(3)		50,000	49,644
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(4)		50,000	49,591
18

	Shares/ Principal Amount	Value
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(4)	$50,000	$49,654
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 7/1/18(3)	75,000	73,668
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 3.08%, 7/1/18(3)(4)	50,000	47,055
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	50,000	47,900
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	50,000	47,374
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4 SEQ, 2.78%, 8/15/49	75,000	70,398
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $545,843)		511,264
ASSET-BACKED SECURITIES(2) — 3.1%
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.32%, 7/17/18, resets monthly off the 1-month LIBOR plus 1.25%(4)	48,953	49,187
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 7/15/18(3)(4)	98,624	99,190
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(4)	19,375	19,055
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.35%, 7/17/18, resets monthly off the 1-month LIBOR plus 1.28%(4)	100,000	100,574
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(4)	65,451	63,796
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(4)	13,317	12,995
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(4)	43,036	41,791
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.49%, 7/17/18, resets monthly off the 1-month LIBOR plus 1.40%(4)	24,975	25,081
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(4)	17,979	17,841
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(4)	20,141	19,951
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(4)	16,263	16,059
TOTAL ASSET-BACKED SECURITIES (Cost $468,344)		465,520
COLLATERALIZED LOAN OBLIGATIONS(2) — 2.9%
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.81%, 7/20/18, resets quarterly off the 3-month LIBOR plus 1.45%(4)	200,000	197,323
CIFC Funding Ltd., Series 2013-3RA, Class A2, VRN, 3.75%, 10/24/18, resets quarterly off the 3-month LIBOR plus 1.40%(4)	250,000	246,638
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $450,000)		443,961
EXCHANGE-TRADED FUNDS — 1.4%
Invesco DB Base Metals Fund(1)	5,797	101,969
Invesco DB Energy Fund(1)	6,749	115,273
TOTAL EXCHANGE-TRADED FUNDS (Cost $162,898)		217,242
U.S. TREASURY SECURITIES — 0.6%
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25(5) (Cost $90,976)	$79,762	88,467

19

	Shares/ Principal Amount	Value
TEMPORARY CASH INVESTMENTS — 18.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,006,021	$2,006,021
U.S. Treasury Bills 1.67%, 7/5/18(6)	$750,000	749,897
U.S. Treasury Bills 1.86%, 8/2/18(6)	100,000	99,848
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,855,756)		2,855,766
TOTAL INVESTMENT SECURITIES — 109.6% (Cost $16,074,227)		16,652,693
OTHER ASSETS AND LIABILITIES(7) — (9.6)%		(1,460,067)
TOTAL NET ASSETS — 100.0%		$15,192,626

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	85,414	AUD	115,569	JPMorgan Chase Bank N.A.	9/28/18	$(135)
USD	16,266	AUD	22,009	JPMorgan Chase Bank N.A.	9/28/18	(26)
USD	4,934	AUD	6,679	JPMorgan Chase Bank N.A.	9/28/18	(10)
USD	608	AUD	824	JPMorgan Chase Bank N.A.	9/28/18	(1)
CAD	344,976	USD	259,733	Morgan Stanley	9/19/18	3,021
CAD	25,395	USD	19,327	Morgan Stanley	9/19/18	15
CAD	1,404	USD	1,057	Morgan Stanley	9/28/18	13
USD	30,842	CAD	41,038	Morgan Stanley	9/28/18	(420)
USD	23,686	CAD	31,517	Morgan Stanley	9/28/18	(322)
USD	1,344	CAD	1,784	Morgan Stanley	9/28/18	(14)
USD	5,106	CAD	6,775	Morgan Stanley	9/28/18	(54)
USD	1,095	CAD	1,461	Morgan Stanley	9/28/18	(18)
USD	1,736	CAD	2,300	Morgan Stanley	9/28/18	(16)
USD	5,787	CAD	7,595	Morgan Stanley	9/28/18	1
CHF	26,389	USD	27,133	UBS AG	9/19/18	(307)
CHF	16,245	USD	16,599	UBS AG	9/19/18	(85)
CHF	5,544	USD	5,586	UBS AG	9/19/18	49
CHF	384	USD	392	UBS AG	9/28/18	(1)
USD	766,964	CHF	751,525	UBS AG	9/19/18	2,998
USD	12,048	CHF	11,901	UBS AG	9/19/18	(50)
USD	59,192	CHF	58,395	UBS AG	9/19/18	(169)
USD	16,122	CHF	15,854	UBS AG	9/28/18	(7)
USD	411	CHF	407	UBS AG	9/28/18	(3)
USD	3,030	CHF	2,980	UBS AG	9/28/18	(2)
EUR	2,688	USD	3,154	Credit Suisse AG	9/28/18	5
USD	5,473	EUR	4,645	Credit Suisse AG	9/28/18	13
USD	180,833	EUR	153,608	Credit Suisse AG	9/28/18	274
USD	61,606	EUR	52,331	Credit Suisse AG	9/28/18	93
USD	40,249	EUR	34,189	Credit Suisse AG	9/28/18	61
USD	2,507	EUR	2,154	Credit Suisse AG	9/28/18	(25)
USD	909	EUR	781	Credit Suisse AG	9/28/18	(9)
USD	57,984	EUR	49,346	Credit Suisse AG	9/28/18	(20)

20

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	47,993	EUR	40,843	Credit Suisse AG	9/28/18	$(17)
USD	65,230	EUR	55,513	Credit Suisse AG	9/28/18	(23)
GBP	1	USD	1	Morgan Stanley	9/19/18	—
USD	62,433	GBP	46,845	Morgan Stanley	9/28/18	370
USD	30,615	GBP	22,971	Morgan Stanley	9/28/18	182
USD	2,398	GBP	1,811	Morgan Stanley	9/28/18	(1)
USD	15,866	GBP	11,982	Morgan Stanley	9/28/18	(8)
HKD	82,629	USD	10,546	Morgan Stanley	9/28/18	2
HKD	97,179	USD	12,402	Morgan Stanley	9/28/18	3
HKD	225,768	USD	28,814	Morgan Stanley	9/28/18	3
USD	269,490	HKD	2,112,301	Morgan Stanley	9/28/18	(129)
USD	23,507	HKD	184,169	Morgan Stanley	9/28/18	(1)
HUF	4,030,200	USD	15,106	UBS AG	9/19/18	(749)
HUF	2,004,068	USD	7,424	UBS AG	9/19/18	(285)
HUF	123,418,178	USD	446,197	UBS AG	9/19/18	(6,533)
USD	477,156	HUF	129,452,446	UBS AG	9/19/18	15,995
JPY	74,414,888	USD	683,650	JPMorgan Chase Bank N.A.	9/19/18	(7,894)
JPY	482,296	USD	4,400	JPMorgan Chase Bank N.A.	9/19/18	(21)
JPY	5,972,016	USD	54,198	JPMorgan Chase Bank N.A.	9/19/18	34
USD	10,781	JPY	1,177,347	JPMorgan Chase Bank N.A.	9/19/18	90
USD	14,245	JPY	1,549,790	JPMorgan Chase Bank N.A.	9/19/18	172
USD	6,027	JPY	660,617	JPMorgan Chase Bank N.A.	9/19/18	28
USD	104,831	JPY	11,445,740	Morgan Stanley	9/28/18	822
USD	20,797	JPY	2,281,800	Morgan Stanley	9/28/18	62
KRW	17,207,351	USD	16,129	Goldman Sachs & Co.	9/19/18	(642)
KRW	435,651,182	USD	395,328	Goldman Sachs & Co.	9/19/18	(3,211)
USD	416,508	KRW	445,372,212	Goldman Sachs & Co.	9/19/18	15,642
USD	6,740	KRW	7,486,321	Goldman Sachs & Co.	9/19/18	1
NOK	3,889,451	USD	481,368	Goldman Sachs & Co.	9/19/18	(2,332)
NOK	67,909	USD	8,324	Goldman Sachs & Co.	9/19/18	40
NOK	135,617	USD	16,688	Goldman Sachs & Co.	9/19/18	15
USD	16,750	NOK	134,127	Goldman Sachs & Co.	9/19/18	231
USD	8,985	NOK	72,230	Goldman Sachs & Co.	9/19/18	88
USD	6,236	NOK	50,340	Goldman Sachs & Co.	9/19/18	36
USD	258,896	NOK	2,108,500	Goldman Sachs & Co.	9/19/18	(793)
USD	12,697	NOK	102,586	Goldman Sachs & Co.	9/28/18	58
USD	680	NOK	5,547	Goldman Sachs & Co.	9/28/18	(4)
USD	3,580	NOK	29,093	Goldman Sachs & Co.	9/28/18	(5)
PEN	2,245,985	USD	683,751	Goldman Sachs & Co.	9/19/18	(1,715)
USD	23,914	PEN	78,297	Goldman Sachs & Co.	9/19/18	138
USD	10,667	PEN	34,930	Goldman Sachs & Co.	9/19/18	60
USD	646,878	PEN	2,132,758	Goldman Sachs & Co.	9/19/18	(774)
USD	23,230	SGD	31,475	Goldman Sachs & Co.	9/28/18	86
TRY	1,898,805	USD	394,860	Goldman Sachs & Co.	9/19/18	5,000
TRY	65,433	USD	13,527	Goldman Sachs & Co.	9/19/18	252
USD	17,261	TRY	80,734	Goldman Sachs & Co.	9/19/18	260

21

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,715	TRY	50,054	Goldman Sachs & Co.	9/19/18	$174
USD	372,834	TRY	1,833,450	Goldman Sachs & Co.	9/19/18	(13,264)
USD	5,875	ZAR	75,854	UBS AG	9/19/18	401
USD	72,483	ZAR	933,904	UBS AG	9/19/18	5,081
						$11,774

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	2	September 2018	USD	100	$272,160	$757
U.S. Treasury 10-Year Notes	1	September 2018	USD	100,000	120,187	654
U.S. Treasury 10-Year Ultra Notes	2	September 2018	USD	200,000	256,469	2,183
					$648,816	$3,594

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	1	September 2018	EUR	100,000	$154,348	$(755)
Euro-Bund 10-Year Bonds	1	September 2018	EUR	100,000	189,826	(2,080)
NASDAQ 100 E-Mini	1	September 2018	USD	20	141,335	(659)
U.K. Gilt 10-Year Bonds	1	September 2018	GBP	100,000	162,408	(1,770)
					$647,917	$(5,264)

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.24%	08/19/19	$500,000	$503	$(19,241)	$(18,738)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.21%	3/13/19	$1,000,000	$(32,344)
Bank of America N.A.	CPURNSA	Receive	1.41%	8/27/20	$700,000	19,803
						$(12,541)
*Amount represents value and unrealized appreciation (depreciation).

22

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
PEN	-	Peruvian Sol
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TRY	-	Turkish Lira
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,607,113, which represented 10.6% of total net assets.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $23,815.

(6)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(7)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $16,074,227)	$16,652,693
Cash	56
Foreign currency holdings, at value (cost of $264)	282
Deposits with broker for futures contracts	4,093
Receivable for investments sold	121,167
Receivable for capital shares sold	46,466
Receivable for variation margin on futures contracts	926
Unrealized appreciation on forward foreign currency exchange contracts	51,869
Swap agreements, at value	19,803
Interest and dividends receivable	55,716
Other assets	183
16,953,254

Liabilities
Payable for investments purchased	1,654,653
Payable for capital shares redeemed	21,322
Payable for variation margin on futures contracts	76
Payable for variation margin on swap agreements	70
Unrealized depreciation on forward foreign currency exchange contracts	40,095
Swap agreements, at value	32,344
Accrued management fees	10,592
Distribution and service fees payable	1,476
1,760,628

Net Assets	$15,192,626

Net Assets Consist of:
Capital (par value and paid-in surplus)	$19,988,640
Undistributed net investment income	186,361
Accumulated net realized loss	(5,539,032)
Net unrealized appreciation	556,657
$15,192,626

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$9,066,914	876,292	$10.35
I Class, $0.01 Par Value	$2,813,050	270,563	$10.40
A Class, $0.01 Par Value	$1,891,772	184,356	$10.26*
C Class, $0.01 Par Value	$1,283,915	130,206	$9.86
R Class, $0.01 Par Value	$14,732	1,453	$10.14
R5 Class, $0.01 Par Value	$122,243	11,759	$10.40
*Maximum offering price $10.89 (net asset value divided by 0.9425).

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $181)	$233,898
Dividends (net of foreign taxes withheld of $6,394)	164,158
398,056

Expenses:
Management fees	166,654
Distribution and service fees:
A Class	4,822
C Class	14,612
R Class	533
Directors' fees and expenses	979
Other expenses	2,348
189,948
Fees waived(1)	(31,845)
158,103

Net investment income (loss)	239,953

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	988,347
Forward foreign currency exchange contract transactions	166,109
Futures contract transactions	(134,239)
Written options contract transactions	8,878
Swap agreement transactions	40,600
Foreign currency translation transactions	(580)
1,069,115

Change in net unrealized appreciation (depreciation) on:
Investments	(180,518)
Forward foreign currency exchange contracts	46,528
Futures contracts	(1,513)
Swap agreements	11,746
Translation of assets and liabilities in foreign currencies	(181)
(123,938)

Net realized and unrealized gain (loss)	945,177

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,185,130

(1)	Amount consists of $20,545, $4,232, $3,858, $2,922, $213 and $75 for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$239,953	$305,710
Net realized gain (loss)	1,069,115	296,474
Change in net unrealized appreciation (depreciation)	(123,938)	71,862
Net increase (decrease) in net assets resulting from operations	1,185,130	674,046

Distributions to Shareholders
From net investment income:
Investor Class	(170,131)	—
I Class	(70,277)	—
A Class	(31,819)	—
C Class	(12,518)	—
R Class	(1,346)	—
R5 Class	(653)	—
Decrease in net assets from distributions	(286,744)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(4,301,001)	(4,694,573)

Net increase (decrease) in net assets	(3,402,615)	(4,020,527)

Net Assets
Beginning of period	18,595,241	22,615,768
End of period	$15,192,626	$18,595,241

Undistributed (distributions in excess of) net investment income	$186,361	$(26,416)

See Notes to Financial Statements.

26

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Real Return Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek total real return.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures are valued at the settlement price as provided by the appropriate exchange. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

27

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive 0.20% of the fund's management fee from July 1, 2017 through July 31, 2018, at which time the waiver was terminated and the Investment Category Fee range was decreased by 0.20%.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2018 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.7754% to 0.8929%*	0.2500% to 0.3100%	1.07%	0.87%
I Class		0.0500% to 0.1100%	0.87%	0.67%
A Class		0.2500% to 0.3100%	1.07%	0.87%
C Class		0.2500% to 0.3100%	1.07%	0.87%
R Class		0.2500% to 0.3100%	1.07%	0.87%
R5 Class		0.0500% to 0.1100%	0.87%	0.67%
*Effective August 1, 2018, the rates for the Investment Category Fee range from 0.5754% to 0.6929%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $275,727 and $350,269, respectively. The effect of interfund transactions on the Statement of Operations was $(14,848) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended June 30, 2018 totaled $23,673,518, of which $606,246 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended June 30, 2018 totaled $28,242,041, of which $2,990,802 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	62,533	$643,979	540,569	$5,231,779
Issued in reinvestment of distributions	14,619	151,114	—	—
Redeemed	(552,338)	(5,598,099)	(697,961)	(6,635,097)
	(475,186)	(4,803,006)	(157,392)	(1,403,318)
I Class/Shares Authorized	25,000,000		25,000,000
Sold	533,646	5,492,235	90,757	878,637
Issued in reinvestment of distributions	6,593	68,443	—	—
Redeemed	(432,897)	(4,446,801)	(73,901)	(703,297)
	107,342	1,113,877	16,856	175,340
A Class/Shares Authorized	30,000,000		30,000,000
Sold	16,417	169,772	9,220	86,459
Issued in reinvestment of distributions	3,091	31,697	—	—
Redeemed	(37,137)	(373,227)	(296,295)	(2,852,863)
	(17,629)	(171,758)	(287,075)	(2,766,404)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	8,025	77,245	1,629	14,706
Issued in reinvestment of distributions	1,216	11,969	—	—
Redeemed	(55,980)	(541,372)	(78,906)	(723,749)
	(46,739)	(452,158)	(77,277)	(709,043)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	322	3,242	1,038	9,826
Issued in reinvestment of distributions	133	1,346	—	—
Redeemed	(10,729)	(109,135)	(627)	(5,974)
	(10,274)	(104,547)	411	3,852
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	11,190	115,994	512	5,000
Issued in reinvestment of distributions	62	653	—	—
Redeemed	(5)	(56)	—	—
	11,247	116,591	512	5,000
Net increase (decrease)	(431,239)	$(4,301,001)	(503,965)	$(4,694,573)

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Capital Markets	$66,334	$22,960	—
Chemicals	251,461	89,253	—
Equity Real Estate Investment Trusts (REITs)	1,278,273	563,512	—
Household Durables	—	13,861	—
IT Services	377,566	123,453	—
Metals and Mining	70,196	17,466	—
Oil, Gas and Consumable Fuels	530,585	107,006	—
Paper and Forest Products	—	34,414	—
Real Estate Management and Development	—	521,309	—
Other Industries	4,343,109	—	—
Collateralized Mortgage Obligations	—	1,598,555	—
Corporate Bonds	—	1,503,696	—
Sovereign Governments and Agencies	—	557,464	—
Commercial Mortgage-Backed Securities	—	511,264	—
Asset-Backed Securities	—	465,520	—
Collateralized Loan Obligations	—	443,961	—
Exchange-Traded Funds	217,242	—	—
U.S. Treasury Securities	—	88,467	—
Temporary Cash Investments	2,006,021	849,745	—
	$9,140,787	$7,511,906	—
Other Financial Instruments
Futures Contracts	$3,594	—	—
Swap Agreements	—	$19,803	—
Forward Foreign Currency Exchange Contracts	—	51,869	—
	3,594	$71,672	—

Liabilities
Other Financial Instruments
Futures Contracts	$659	$4,605	—
Swap Agreements	—	51,082	—
Forward Foreign Currency Exchange Contracts	—	40,095	—
	$659	$95,782	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $727,727.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or option contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to these equity price risk derivative instruments held during the period was 102 written options contracts.

A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these equity price risk derivative instruments held during the period was $66 futures contracts purchased and $20 futures contracts sold.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar

32

value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $23,132,822.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $808,333 futures contracts purchased and $413,539 futures contracts sold.
A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $1,878,100.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $2,533,333.

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Value of Derivative Instruments as of June 30, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$661	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	51,869	Unrealized depreciation on forward foreign currency exchange contracts	$40,095
Interest Rate Risk	Receivable for variation margin on futures contracts*	265	Payable for variation margin on futures contracts*	76
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	70
Other Contracts	Swap agreements	19,803	Swap agreements	32,344
		$72,598		$72,585

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$48,382	Change in net unrealized appreciation (depreciation) on swap agreements	$(19,389)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(37,777)	Change in net unrealized appreciation (depreciation) on futures contracts	255
Equity Price Risk	Net realized gain (loss) on written options contract transactions	8,878	Change in net unrealized appreciation (depreciation) on written options contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	166,109	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	46,528
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(96,462)	Change in net unrealized appreciation (depreciation) on futures contracts	(1,768)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(8,882)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,100	Change in net unrealized appreciation (depreciation) on swap agreements	31,135
		$81,348		$56,761

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in

34

exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indexes. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary Income	$286,744	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses, were made to capital $10, undistributed net investment income $259,568, and accumulated net realized loss $(259,578).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$16,179,610
Gross tax appreciation of investments	$713,600
Gross tax depreciation of investments	(240,517)
Net tax appreciation (depreciation) of investments	473,083
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(34,125)
Net tax appreciation (depreciation)	$438,958
Undistributed ordinary income	$245,174
Accumulated short-term capital losses	$(3,180,237)
Accumulated long-term capital losses	$(2,299,909)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

35

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

36

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.80	0.16	0.58	0.74	(0.19)	$10.35	7.57%	0.89%	1.09%	1.61%	1.41%	160%	$9,067
2017	$9.43	0.16	0.21	0.37	—	$9.80	3.92%	0.89%	1.09%	1.68%	1.48%	173%	$13,250
2016	$9.54	0.04	(0.15)	(0.11)	—	$9.43	(1.15)%	0.90%	1.10%	0.47%	0.27%	152%	$14,230
2015	$10.50	0.02	(0.89)	(0.87)	(0.09)	$9.54	(8.35)%	0.89%	1.09%	0.24%	0.04%	93%	$24,054
2014	$9.92	0.03	0.57	0.60	(0.02)	$10.50	6.09%	0.91%	1.09%	0.27%	0.09%	87%	$28,261
I Class
2018	$9.85	0.19	0.57	0.76	(0.21)	$10.40	7.74%	0.69%	0.89%	1.81%	1.61%	160%	$2,813
2017	$9.46	0.18	0.21	0.39	—	$9.85	4.12%	0.69%	0.89%	1.88%	1.68%	173%	$1,608
2016	$9.55	0.08	(0.17)	(0.09)	—	$9.46	(0.94)%	0.70%	0.90%	0.67%	0.47%	152%	$1,384
2015	$10.53	0.04	(0.89)	(0.85)	(0.13)	$9.55	(8.15)%	0.69%	0.89%	0.44%	0.24%	93%	$1,102
2014	$9.94	0.05	0.58	0.63	(0.04)	$10.53	6.28%	0.71%	0.89%	0.47%	0.29%	87%	$1,360

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$9.73	0.14	0.56	0.70	(0.17)	$10.26	7.15%	1.14%	1.34%	1.36%	1.16%	160%	$1,892
2017	$9.38	0.13	0.22	0.35	—	$9.73	3.73%	1.14%	1.34%	1.43%	1.23%	173%	$1,964
2016	$9.51	0.03	(0.16)	(0.13)	—	$9.38	(1.37)%	1.15%	1.35%	0.22%	0.02%	152%	$4,587
2015	$10.45	—(3)	(0.89)	(0.89)	(0.05)	$9.51	(8.59)%	1.14%	1.34%	(0.01)%	(0.21)%	93%	$8,385
2014	$9.87	—(3)	0.58	0.58	—	$10.45	5.88%	1.16%	1.34%	0.02%	(0.16)%	87%	$14,044
C Class
2018	$9.35	0.06	0.54	0.60	(0.09)	$9.86	6.42%	1.89%	2.09%	0.61%	0.41%	160%	$1,284
2017	$9.09	0.06	0.20	0.26	—	$9.35	2.86%	1.89%	2.09%	0.68%	0.48%	173%	$1,655
2016	$9.28	(0.05)	(0.14)	(0.19)	—	$9.09	(2.05)%	1.90%	2.10%	(0.53)%	(0.73)%	152%	$2,310
2015	$10.23	(0.08)	(0.87)	(0.95)	—	$9.28	(9.29)%	1.89%	2.09%	(0.76)%	(0.96)%	93%	$5,479
2014	$9.74	(0.07)	0.56	0.49	—	$10.23	5.03%	1.91%	2.09%	(0.73)%	(0.91)%	87%	$9,029
R Class
2018	$9.61	0.11	0.56	0.67	(0.14)	$10.14	6.98%	1.39%	1.59%	1.11%	0.91%	160%	$15
2017	$9.29	0.11	0.21	0.32	—	$9.61	3.44%	1.39%	1.59%	1.18%	0.98%	173%	$113
2016	$9.44	0.01	(0.16)	(0.15)	—	$9.29	(1.59)%	1.40%	1.60%	(0.03)%	(0.23)%	152%	$105
2015	$10.38	(0.03)	(0.89)	(0.92)	(0.02)	$9.44	(8.88)%	1.39%	1.59%	(0.26)%	(0.46)%	93%	$106
2014	$9.83	(0.02)	0.57	0.55	—	$10.38	5.60%	1.41%	1.59%	(0.23)%	(0.41)%	87%	$116
R5 Class
2018	$9.85	0.19	0.57	0.76	(0.21)	$10.40	7.74%	0.69%	0.89%	1.81%	1.61%	160%	$122
2017(4)	$9.77	0.05	0.03	0.08	—	$9.85	0.82%	0.69%(5)	0.89%(5)	2.42%(5)	2.22%(5)	173%(6)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	April 10, 2017 (commencement of sale) through June 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Multi-Asset Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Asset Real Return Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.

For corporate taxpayers, the fund hereby designates $67,093, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92993 1808

Annual Report

June 30, 2018

NT Core Equity Plus Fund
G Class (ACNKX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
G Class	ACNKX	14.82%	11.80%	13.82%	12/1/11
S&P 500 Index	—	14.37%	13.41%	14.99%	—
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2011

Value on June 30, 2018
G Class — $23,451

S&P 500 Index — $25,085

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	1.79%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Performance Summary

NT Core Equity Plus returned 14.82%* for the fiscal year ended June 30, 2018, compared with the 14.37% return of its benchmark, the S&P 500 Index.

NT Core Equity Plus advanced during the fiscal year and outperformed its benchmark, the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions.

NT Core Equity Plus’ stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, overall performance was aided by growth, sentiment, and quality factors, while the valuation factor detracted. Stock selection in consumer staples, consumer discretionary, and financials benefited relative performance, while choices in the health care, energy, and materials sectors detracted.

Consumer Sectors and Financials Were Additive

Within consumer staples, the absence of tobacco companies helped relative returns. The stock of companies such as Philip Morris International and Altria Group have been depressed due to falling sales and shifting consumer tastes. Philip Morris International’s stock fell due to poor sales of its new smokeless tobacco product. Elsewhere in the sector, positioning within beverage companies helped performance. A long position in The Boston Beer Company contributed to relative returns. We have since exited the position. Underweights to PepsiCo and The Coca-Cola Company were also additive, as the companies’ stock has been under pressure due to changing consumer preferences. We have since closed both of the positions.

Stock selection within the consumer discretionary sector also helped relative results. Long positions in textiles, apparel, and luxury goods companies Deckers Outdoor and Ralph Lauren contributed to relative performance. Underweights, shorts, or avoidance of various media companies was also additive. Stock choices in the distributors industry also boosted relative returns. A short position in Core-Mark Holding Company was among one of the portfolio’s top contributors for the period.

Stock Choices Across Several Sectors Detracted From Relative Returns

Picks in the health care sector detracted. Several short positions in the biotechnology industry detracted from relative performance. In health care equipment and supplies, short positions in Insulet and ICU Medical were among the portfolio’s largest detractors. While Insulet’s stock rose during the period, the company has poor factor model scores for quality, valuation, and sentiment. ICU Medical scores poorly for valuation. We have since exited the position. Elsewhere in the sector, positions in pharmaceuticals companies also hurt relative returns.

Stock selection within energy also negatively affected the portfolio. Within the oil, gas, and consumable fuels industry, a short position in SM Energy dampened results. The company scores poorly across all four stock selection model factors. In addition, long positions in Newfield Exploration and Apache hurt results. We have since exited the positions.

*Fund returns would have been lower if a portion of the fees had not been waived.

3

Within the materials sector, stock selection among chemicals companies was the largest headwind. A short position in CF Industries Holdings detracted, as did a long position in Platform Specialty Products. We have since exited the position.

A Look Ahead

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such, we do not seek significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, consumer discretionary was the most overweight sector. According to our factor model, retailing and consumer durables and apparel offer some of the best growth opportunities in the current environment. We increased our exposure to this area during the period, increasing our relative overweight position in order to take advantage of these opportunities. Information technology ended the period as the second largest relative overweight. Based on our factor model, we believe there are significant opportunities for growth in the software and services and semiconductors and semiconductor equipment industries. These companies are attractive among multiple dimensions of our stock selection model. Conversely, our largest underweight at period-end was in the consumer staples sector, where our underweight is driven by a lack of exposure to the food, beverage, and tobacco industry group, which scores poorly on growth and quality. In addition, we are underweight utilities. Our model also shows a lack of opportunity in the space, particularly based upon poor quality and growth factors.

4

Fund Characteristics

JUNE 30, 2018
Top Ten Long Holdings	% of net assets
Alphabet, Inc., Class A	3.69%
Amazon.com, Inc.	3.67%
Microsoft Corp.	3.25%
Apple, Inc.	3.15%
Facebook, Inc., Class A	2.72%
JPMorgan Chase & Co.	2.37%
Bank of America Corp.	1.98%
Intel Corp.	1.87%
UnitedHealth Group, Inc.	1.84%
Cisco Systems, Inc.	1.81%

Top Five Short Holdings	% of net assets
2U, Inc.	(0.89)%
NOW, Inc.	(0.87)%
SiteOne Landscape Supply, Inc.	(0.86)%
SM Energy Co.	(0.85)%
Sterling Bancorp	(0.82)%

Types of Investments in Portfolio	% of net assets
Common Stocks	129.0%
Common Stocks Sold Short	(29.8)%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.5)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,026.40	$2.81	0.56%
Hypothetical
G Class	$1,000	$1,022.02	$2.81	0.56%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 129.0%
Aerospace and Defense — 5.2%
Boeing Co. (The)(1)	24,115	$8,090,824
Curtiss-Wright Corp.	20,681	2,461,453
General Dynamics Corp.(1)	26,670	4,971,555
Lockheed Martin Corp.(1)	18,340	5,418,186
Raytheon Co.	17,750	3,428,945
Teledyne Technologies, Inc.(2)	4,606	916,870
Textron, Inc.	73,044	4,814,330
		30,102,163
Auto Components — 0.7%
Visteon Corp.(2)	31,525	4,074,291
Banks — 10.1%
Bank of America Corp.(1)	403,428	11,372,635
BB&T Corp.(1)	97,186	4,902,062
Citigroup, Inc.	46,215	3,092,708
Fifth Third Bancorp	155,866	4,473,354
First Citizens BancShares, Inc., Class A	5,702	2,299,617
First Hawaiian, Inc.	19,376	562,292
JPMorgan Chase & Co.(1)	130,465	13,594,453
SunTrust Banks, Inc.(1)	79,522	5,250,042
U.S. Bancorp(1)	125,658	6,285,413
Wells Fargo & Co.	108,693	6,025,940
		57,858,516
Beverages — 1.2%
Constellation Brands, Inc., Class A	12,115	2,651,610
Molson Coors Brewing Co., Class B	60,402	4,109,752
		6,761,362
Biotechnology — 3.7%
AbbVie, Inc.(1)	53,447	4,951,865
Alexion Pharmaceuticals, Inc.(2)	17,783	2,207,759
Amgen, Inc.	25,379	4,684,710
Biogen, Inc.(2)	10,049	2,916,622
Celgene Corp.(2)	37,007	2,939,096
Gilead Sciences, Inc.	33,585	2,379,161
Regeneron Pharmaceuticals, Inc.(2)	3,508	1,210,225
		21,289,438
Building Products — 0.6%
Owens Corning	50,845	3,222,048
Capital Markets — 1.9%
Affiliated Managers Group, Inc.	24,853	3,694,895
BGC Partners, Inc., Class A	129,494	1,465,872
Evercore, Inc., Class A(1)	49,477	5,217,350
FactSet Research Systems, Inc.	1,940	384,314
		10,762,431
Chemicals — 3.2%
Air Products & Chemicals, Inc.	31,082	4,840,400

7

	Shares	Value
Chemours Co. (The)	21,570	$956,845
Eastman Chemical Co.	40,773	4,075,669
Huntsman Corp.	151,054	4,410,777
WR Grace & Co.	59,021	4,326,829
		18,610,520
Commercial Services and Supplies — 1.5%
Herman Miller, Inc.	84,547	2,866,143
MSA Safety, Inc.	50,778	4,891,953
Pitney Bowes, Inc.	81,392	697,529
		8,455,625
Communications Equipment — 2.5%
Ciena Corp.(2)	79,019	2,094,794
Cisco Systems, Inc.(1)	241,918	10,409,732
F5 Networks, Inc.(2)	12,274	2,116,651
		14,621,177
Construction and Engineering — 0.5%
EMCOR Group, Inc.	37,312	2,842,428
Consumer Finance — 2.4%
American Express Co.	50,522	4,951,156
Discover Financial Services	39,303	2,767,324
OneMain Holdings, Inc.(2)	37,149	1,236,690
Synchrony Financial	147,733	4,931,328
		13,886,498
Containers and Packaging — 0.1%
Berry Global Group, Inc.(2)	12,796	587,848
Diversified Consumer Services — 2.0%
Adtalem Global Education, Inc.(2)	92,007	4,425,537
Graham Holdings Co., Class B	5,706	3,344,286
Grand Canyon Education, Inc.(2)	33,900	3,783,579
		11,553,402
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(2)	21,366	3,987,964
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	111,143	3,568,789
Verizon Communications, Inc.	10,003	503,251
		4,072,040
Electrical Equipment — 0.2%
Generac Holdings, Inc.(2)	10,232	529,301
nVent Electric plc(2)	20,528	515,253
		1,044,554
Electronic Equipment, Instruments and Components — 0.6%
Jabil, Inc.	3,709	102,591
Zebra Technologies Corp., Class A(2)	25,333	3,628,952
		3,731,543
Energy Equipment and Services — 2.1%
Diamond Offshore Drilling, Inc.(2)	157,644	3,288,454
Halliburton Co.(1)	120,712	5,439,283
Schlumberger Ltd.	51,308	3,439,175
		12,166,912
Equity Real Estate Investment Trusts (REITs) — 4.7%
Forest City Realty Trust, Inc., Class A	138,596	3,161,375

8

	Shares	Value
Gaming and Leisure Properties, Inc.	90,498	$3,239,828
Host Hotels & Resorts, Inc.	61,558	1,297,027
Park Hotels & Resorts, Inc.	146,559	4,489,102
PotlatchDeltic Corp.	86,793	4,413,424
PS Business Parks, Inc.	36,596	4,702,586
Ryman Hospitality Properties, Inc.	19,330	1,607,289
Select Income REIT	88,323	1,984,618
Weingarten Realty Investors	67,334	2,074,561
		26,969,810
Food and Staples Retailing — 0.6%
Performance Food Group Co.(2)	79,991	2,935,670
United Natural Foods, Inc.(2)	9,170	391,192
		3,326,862
Food Products — 0.6%
Nomad Foods Ltd.(2)	111,276	2,135,386
Pinnacle Foods, Inc.	17,680	1,150,261
		3,285,647
Health Care Equipment and Supplies — 6.2%
Abbott Laboratories(1)	115,961	7,072,462
Cooper Cos., Inc. (The)	1,694	398,852
Edwards Lifesciences Corp.(2)	18,369	2,673,975
Globus Medical, Inc., Class A(1)(2)	98,373	4,963,902
Haemonetics Corp.(2)	25,612	2,296,884
Hill-Rom Holdings, Inc.	49,851	4,353,986
Intuitive Surgical, Inc.(2)	6,849	3,277,110
Masimo Corp.(2)	5,845	570,764
Medtronic plc	42,128	3,606,578
STERIS plc	20,257	2,127,188
Varian Medical Systems, Inc.(2)	12,392	1,409,218
Zimmer Biomet Holdings, Inc.	25,944	2,891,199
		35,642,118
Health Care Providers and Services — 3.3%
Cigna Corp.	28,192	4,791,230
Express Scripts Holding Co.(2)	15,338	1,184,247
Humana, Inc.	7,976	2,373,897
UnitedHealth Group, Inc.(1)	43,134	10,582,496
		18,931,870
Health Care Technology — 1.0%
athenahealth, Inc.(2)	6,012	956,750
Cerner Corp.(2)	81,348	4,863,797
		5,820,547
Hotels, Restaurants and Leisure — 2.0%
Hilton Grand Vacations, Inc.(2)	28,139	976,423
International Speedway Corp., Class A	15,526	694,012
Las Vegas Sands Corp.	62,679	4,786,169
Marriott International, Inc., Class A	33,362	4,223,629
Vail Resorts, Inc.	2,717	744,974
		11,425,207
Household Durables — 1.4%
Garmin Ltd.	36,665	2,236,565
KB Home	63,753	1,736,632

9

	Shares	Value
PulteGroup, Inc.	71,654	$2,060,052
Toll Brothers, Inc.	57,389	2,122,819
		8,156,068
Household Products — 0.9%
Kimberly-Clark Corp.	48,067	5,063,378
Procter & Gamble Co. (The)	1,137	88,754
		5,152,132
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp.	332,838	4,463,358
Industrial Conglomerates — 1.2%
Honeywell International, Inc.(1)	47,053	6,777,985
Insurance — 1.0%
Assurant, Inc.	6,569	679,826
Hanover Insurance Group, Inc. (The)	5,031	601,506
Hartford Financial Services Group, Inc. (The)	86,028	4,398,612
		5,679,944
Internet and Direct Marketing Retail — 4.2%
Amazon.com, Inc.(2)	12,382	21,046,923
Shutterfly, Inc.(2)	31,094	2,799,393
		23,846,316
Internet Software and Services — 7.9%
Alphabet, Inc., Class A(1)(2)	18,742	21,163,279
eBay, Inc.(2)	103,315	3,746,202
Facebook, Inc., Class A(1)(2)	80,360	15,615,555
LogMeIn, Inc.	3,745	386,671
Stamps.com, Inc.(2)	17,666	4,470,382
		45,382,089
IT Services — 3.6%
Accenture plc, Class A	20,644	3,377,152
Acxiom Corp.(2)	83,637	2,504,928
Convergys Corp.	11,266	275,341
International Business Machines Corp.	51,934	7,255,180
Total System Services, Inc.	45,592	3,853,436
Visa, Inc., Class A	27,346	3,621,977
		20,888,014
Leisure Products — 0.7%
Brunswick Corp.	64,715	4,172,823
Machinery — 4.3%
Allison Transmission Holdings, Inc.	94,708	3,834,727
Caterpillar, Inc.(1)	34,524	4,683,871
Hillenbrand, Inc.	18,398	867,466
Ingersoll-Rand plc	58,090	5,212,416
Oshkosh Corp.	52,729	3,707,903
Pentair plc	37,817	1,591,339
Terex Corp.	84,921	3,582,817
Toro Co. (The)	20,690	1,246,573
		24,727,112
Media — 0.5%
AMC Networks, Inc., Class A(2)	33,962	2,112,436
Walt Disney Co. (The)	6,726	704,952
		2,817,388
10

	Shares	Value
Metals and Mining — 0.3%
Reliance Steel & Aluminum Co.	18,890	$1,653,631
Multiline Retail — 1.1%
Kohl's Corp.	51,442	3,750,122
Macy's, Inc.	74,272	2,780,001
		6,530,123
Oil, Gas and Consumable Fuels — 8.1%
Chevron Corp.(1)	59,017	7,461,519
ConocoPhillips	26,907	1,873,265
Continental Resources, Inc.(2)	38,659	2,503,557
Exxon Mobil Corp.(1)	71,222	5,892,196
HollyFrontier Corp.(1)	72,891	4,987,931
Marathon Petroleum Corp.	53,490	3,752,858
PBF Energy, Inc., Class A	97,403	4,084,108
Phillips 66	47,011	5,279,806
Plains GP Holdings LP, Class A	176,493	4,219,948
Southwestern Energy Co.(2)	863,751	4,577,880
Valero Energy Corp.	14,507	1,607,811
		46,240,879
Paper and Forest Products — 0.8%
Louisiana-Pacific Corp.	161,563	4,397,745
Personal Products — 1.6%
Edgewell Personal Care Co.(2)	98,218	4,956,080
Nu Skin Enterprises, Inc., Class A(1)	53,004	4,144,383
		9,100,463
Pharmaceuticals — 4.7%
Allergan plc	17,133	2,856,414
Bristol-Myers Squibb Co.	66,565	3,683,707
Eli Lilly & Co.	6,898	588,606
Horizon Pharma plc(2)	84,368	1,397,134
Johnson & Johnson(1)	57,640	6,994,038
Merck & Co., Inc.	42,666	2,589,826
Pfizer, Inc.(1)	185,392	6,726,022
Zoetis, Inc.	24,047	2,048,564
		26,884,311
Professional Services — 2.4%
ASGN, Inc.(2)	1,949	152,392
Dun & Bradstreet Corp. (The)	36,147	4,433,430
Insperity, Inc.	24,762	2,358,580
ManpowerGroup, Inc.	31,282	2,692,129
Robert Half International, Inc.	59,566	3,877,747
		13,514,278
Real Estate Management and Development — 0.6%
Jones Lang LaSalle, Inc.	22,313	3,703,735
Road and Rail — 0.7%
Ryder System, Inc.	12,581	904,071
Werner Enterprises, Inc.	75,911	2,850,458
		3,754,529
Semiconductors and Semiconductor Equipment — 5.7%
Advanced Energy Industries, Inc.(2)	10,800	627,372
Applied Materials, Inc.	109,781	5,070,784

11

	Shares	Value
Broadcom, Inc.	19,400	$4,707,216
Intel Corp.(1)	216,197	10,747,153
KLA-Tencor Corp.	12,045	1,234,974
Lam Research Corp.(1)	28,986	5,010,230
MKS Instruments, Inc.	8,054	770,768
Skyworks Solutions, Inc.	3,273	316,335
Texas Instruments, Inc.(1)	38,334	4,226,324
		32,711,156
Software — 8.5%
Activision Blizzard, Inc.(1)	75,574	5,767,808
Adobe Systems, Inc.(2)	23,971	5,844,369
Cadence Design Systems, Inc.(2)	101,344	4,389,209
Citrix Systems, Inc.(2)	19,785	2,074,259
Electronic Arts, Inc.(2)	8,799	1,240,835
Intuit, Inc.	13,760	2,811,237
Microsoft Corp.(1)	188,837	18,621,217
Oracle Corp. (New York)	71,511	3,150,775
Synopsys, Inc.(2)	57,028	4,879,886
VMware, Inc., Class A(2)	1,054	154,906
		48,934,501
Specialty Retail — 1.4%
AutoZone, Inc.(2)	6,439	4,320,118
Best Buy Co., Inc.	34,799	2,595,309
Ross Stores, Inc.	14,789	1,253,368
		8,168,795
Technology Hardware, Storage and Peripherals — 3.9%
Apple, Inc.(1)	97,734	18,091,541
Western Digital Corp.	54,370	4,208,781
		22,300,322
Textiles, Apparel and Luxury Goods — 2.7%
Deckers Outdoor Corp.(1)(2)	48,011	5,419,962
Michael Kors Holdings Ltd.(2)	76,105	5,068,593
Ralph Lauren Corp.(1)	31,770	3,994,124
Tapestry, Inc.	22,227	1,038,223
		15,520,902
Thrifts and Mortgage Finance — 0.2%
Essent Group Ltd.(2)	27,879	998,626
Trading Companies and Distributors — 0.7%
United Rentals, Inc.(2)	27,916	4,120,960
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.(2)	74,147	4,430,283
TOTAL COMMON STOCKS (Cost $590,789,829)		740,061,289
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $4,017,252), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $3,936,727)		3,936,153
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $3,349,850), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $3,280,246)		3,280,000

12

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	30,653	$30,653
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,246,806)		7,246,806
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 130.3% (Cost $598,036,635)		747,308,095
COMMON STOCKS SOLD SHORT — (29.8)%
Aerospace and Defense — (0.6)%
BWX Technologies, Inc.	(54,076)	(3,370,016)
Airlines — (0.5)%
Allegiant Travel Co.	(4,191)	(582,339)
Spirit Airlines, Inc.	(66,320)	(2,410,732)
		(2,993,071)
Banks — (3.1)%
Home BancShares, Inc.	(182,134)	(4,108,943)
Pinnacle Financial Partners, Inc.	(71,208)	(4,368,611)
Sterling Bancorp	(200,792)	(4,718,612)
Texas Capital Bancshares, Inc.	(11,965)	(1,094,798)
United Bankshares, Inc.	(92,023)	(3,349,637)
		(17,640,601)
Biotechnology — (1.4)%
Alnylam Pharmaceuticals, Inc.	(8,553)	(842,385)
Blueprint Medicines Corp.	(17,609)	(1,117,819)
FibroGen, Inc.	(23,714)	(1,484,497)
Global Blood Therapeutics, Inc.	(30,093)	(1,360,204)
Sage Therapeutics, Inc.	(9,810)	(1,535,559)
Sarepta Therapeutics, Inc.	(11,974)	(1,582,723)
		(7,923,187)
Capital Markets — (0.5)%
Brookfield Asset Management, Inc., Class A	(55,600)	(2,254,024)
Eaton Vance Corp.	(14,609)	(762,444)
		(3,016,468)
Chemicals — (1.0)%
Ecolab, Inc.	(5,154)	(723,261)
HB Fuller Co.	(20,213)	(1,085,034)
Mosaic Co. (The)	(51,696)	(1,450,072)
Valvoline, Inc.	(124,705)	(2,689,887)
		(5,948,254)
Commercial Services and Supplies — (1.2)%
Covanta Holding Corp.	(252,299)	(4,162,933)
Healthcare Services Group, Inc.	(66,136)	(2,856,414)
		(7,019,347)
Communications Equipment — (0.4)%
EchoStar Corp., Class A	(46,544)	(2,066,554)
Construction and Engineering — (0.4)%
MasTec, Inc.	(44,920)	(2,279,690)
Construction Materials†
Vulcan Materials Co.	(805)	(103,893)
Consumer Finance — (0.7)%
SLM Corp.	(365,789)	(4,188,284)
Distributors — (0.5)%
Core-Mark Holding Co., Inc.	(133,613)	(3,033,015)

13

	Shares	Value
Diversified Telecommunication Services — (0.7)%
Zayo Group Holdings, Inc.	(103,820)	$(3,787,354)
Electronic Equipment, Instruments and Components — (0.8)%
II-VI, Inc.	(102,717)	(4,463,054)
Energy Equipment and Services — (0.4)%
Patterson-UTI Energy, Inc.	(131,171)	(2,361,078)
Food and Staples Retailing — (0.5)%
Casey's General Stores, Inc.	(8,922)	(937,524)
PriceSmart, Inc.	(21,126)	(1,911,903)
		(2,849,427)
Health Care Equipment and Supplies — (1.7)%
Avanos Medical, Inc.	(81,900)	(4,688,775)
Insulet Corp.	(48,610)	(4,165,877)
Integra LifeSciences Holdings Corp.	(13,131)	(845,768)
		(9,700,420)
Health Care Providers and Services — (0.6)%
Henry Schein, Inc.	(39,239)	(2,850,321)
LifePoint Health, Inc.	(17,110)	(834,968)
		(3,685,289)
Independent Power and Renewable Electricity Producers — (0.2)%
Ormat Technologies, Inc.	(20,328)	(1,081,246)
Insurance — (0.1)%
RLI Corp.	(12,563)	(831,545)
Internet Software and Services — (0.9)%
2U, Inc.	(61,197)	(5,113,621)
IT Services — (0.9)%
Gartner, Inc.	(32,995)	(4,385,036)
WEX, Inc.	(5,538)	(1,054,878)
		(5,439,914)
Leisure Products — (0.1)%
Mattel, Inc.	(40,913)	(671,791)
Life Sciences Tools and Services — (0.1)%
Syneos Health, Inc.	(16,735)	(784,872)
Machinery — (2.3)%
Colfax Corp.	(136,656)	(4,188,506)
Flowserve Corp.	(47,735)	(1,928,494)
John Bean Technologies Corp.	(35,481)	(3,154,261)
Middleby Corp. (The)	(8,432)	(880,470)
Trinity Industries, Inc.	(80,501)	(2,757,964)
		(12,909,695)
Marine — (0.2)%
Kirby Corp.	(15,610)	(1,304,996)
Media — (0.3)%
Loral Space & Communications, Inc.	(44,171)	(1,660,830)
Metals and Mining — (0.4)%
New Gold, Inc.	(1,120,951)	(2,331,578)
Multi-Utilities — (0.2)%
NiSource, Inc.	(40,841)	(1,073,301)
Oil, Gas and Consumable Fuels — (3.4)%
Cheniere Energy, Inc.	(52,363)	(3,413,544)
Parsley Energy, Inc., Class A	(23,898)	(723,631)

14

	Shares	Value
PDC Energy, Inc.	(6,974)	$(421,578)
QEP Resources, Inc.	(73,864)	(905,573)
RSP Permian, Inc.	(9,772)	(430,164)
SM Energy Co.	(190,149)	(4,884,928)
Targa Resources Corp.	(92,608)	(4,583,170)
WPX Energy, Inc.	(234,312)	(4,224,645)
		(19,587,233)
Personal Products — (0.5)%
Coty, Inc., Class A	(186,963)	(2,636,178)
Pharmaceuticals — (0.1)%
Medicines Co. (The)	(15,966)	(585,952)
Professional Services — (0.1)%
TriNet Group, Inc.	(5,673)	(317,348)
Real Estate Management and Development — (1.3)%
Howard Hughes Corp. (The)	(29,291)	(3,881,058)
Kennedy-Wilson Holdings, Inc.	(163,623)	(3,460,626)
		(7,341,684)
Semiconductors and Semiconductor Equipment — (0.7)%
Cree, Inc.	(95,749)	(3,980,286)
Software — (0.5)%
Ellie Mae, Inc.	(3,049)	(316,608)
Guidewire Software, Inc.	(8,966)	(796,001)
HubSpot, Inc.	(11,734)	(1,471,444)
		(2,584,053)
Specialty Retail — (0.6)%
Monro, Inc.	(58,264)	(3,385,138)
Thrifts and Mortgage Finance — (0.1)%
TFS Financial Corp.	(18,654)	(294,174)
Trading Companies and Distributors — (1.7)%
NOW, Inc.	(376,238)	(5,015,253)
SiteOne Landscape Supply, Inc.	(58,625)	(4,922,740)
		(9,937,993)
Transportation Infrastructure — (0.1)%
Macquarie Infrastructure Corp.	(7,768)	(327,811)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $166,113,129)		(170,610,241)
OTHER ASSETS AND LIABILITIES — (0.5)%		(3,001,051)
TOTAL NET ASSETS — 100.0%		$573,696,803

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $217,678,001.

(2)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $598,036,635)	$747,308,095
Receivable for investments sold	27,421,058
Dividends and interest receivable	549,568
775,278,721

Liabilities
Securities sold short, at value (proceeds of $166,113,129)	170,610,241
Payable for investments purchased	29,647,276
Payable for capital shares redeemed	1,043,700
Dividend expense payable on securities sold short	137,655
Fees and charges payable on borrowings for securities sold short	143,046
201,581,918

Net Assets	$573,696,803

G Class Capital Shares, $0.01 Par Value
Shares authorized	320,000,000
Shares outstanding	33,959,569

Net Asset Value Per Share	$16.89

Net Assets Consist of:
Capital (par value and paid-in surplus)	$385,155,149
Undistributed net investment income	364,504
Undistributed net realized gain	43,402,802
Net unrealized appreciation	144,774,348
$573,696,803

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,633)	$14,230,649
Interest	54,704
14,285,353

Expenses:
Dividend expense on securities sold short	1,834,029
Fees and charges on borrowings for securities sold short	1,557,964
Management fees	6,555,037
Directors' fees and expenses	36,957
Other expenses	5,759
9,989,746
Fees waived	(6,012,090)
3,977,656

Net investment income (loss)	10,307,697

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	75,608,356
Securities sold short transactions	(28,262,856)
Futures contract transactions	131,013
47,476,513

Change in net unrealized appreciation (depreciation) on:
Investments	31,035,858
Securities sold short	(3,089,346)
27,946,512

Net realized and unrealized gain (loss)	75,423,025

Net Increase (Decrease) in Net Assets Resulting from Operations	$85,730,722

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$10,307,697	$3,652,664
Net realized gain (loss)	47,476,513	32,046,186
Change in net unrealized appreciation (depreciation)	27,946,512	50,337,004
Net increase (decrease) in net assets resulting from operations	85,730,722	86,035,854

Distributions to Shareholders
From net investment income	(9,744,111)	(3,349,951)
From net realized gains	(8,776,632)	—
Decrease in net assets from distributions	(18,520,743)	(3,349,951)

Capital Share Transactions
Proceeds from shares sold	18,649,225	54,665,713
Proceeds from reinvestment of distributions	18,520,743	3,349,951
Payments for shares redeemed	(129,145,890)	(72,342,852)
Net increase (decrease) in net assets from capital share transactions	(91,975,922)	(14,327,188)

Net increase (decrease) in net assets	(24,765,943)	68,358,715

Net Assets
Beginning of period	598,462,746	530,104,031
End of period	$573,696,803	$598,462,746

Undistributed net investment income	$364,504	$11,855

Transactions in Shares of the Fund
Sold	1,133,604	3,811,732
Issued in reinvestment of distributions	1,098,889	220,247
Redeemed	(7,709,753)	(5,065,000)
Net increase (decrease) in shares of the fund	(5,477,260)	(1,033,021)

See Notes to Financial Statements.

18

Statement of Cash Flows

YEAR ENDED JUNE 30, 2018
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$85,730,722
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(580,511,624)
Proceeds from investments sold	718,035,819
Purchases to cover securities sold short	(194,055,846)
Proceeds from securities sold short	156,333,856
(Increase) decrease in short-term investments	579,776
(Increase) decrease in receivable for investments sold	(27,421,058)
(Increase) decrease in dividends and interest receivable	164,890
Increase (decrease) in payable for investments purchased	29,647,276
Increase (decrease) in accrued management fees	(540,297)
Increase (decrease) in dividend expense payable on securities sold short	(68,546)
Increase (decrease) in fees and charges payable on borrowings for securities sold short	17,388
Change in net unrealized (appreciation) depreciation on investments	(31,035,858)
Net realized (gain) loss on investment transactions	(75,608,356)
Change in net unrealized (appreciation) depreciation on securities sold short	3,089,346
Net realized (gain) loss on securities sold short transactions	28,262,856
Net cash from (used in) operating activities	112,620,344

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	18,990,961
Payments for shares redeemed	(131,611,305)
Net cash from (used in) financing activities	(112,620,344)

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $18,520,743.

See Notes to Financial Statements.

19

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class (formerly Institutional class).

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

21

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.0500% to 0.1100%. Effective July 31, 2017, the investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended June 30, 2018 was 1.09% before waiver and 0.09% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $7,881,356 and $8,493,287, respectively. The effect of interfund transactions on the Statement of Operations was $1,651,386 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2018 were $773,698,996 and $871,919,608, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

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•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$740,061,289	—	—
Temporary Cash Investments	30,653	$7,216,153	—
	$740,091,942	$7,216,153	—

Liabilities
Securities Sold Short
Common Stocks	$170,610,241	—	—

6. Derivative Instruments

Equity Price Risk —The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2018, the effect of equity price risk derivative instruments on the Statement of Operations was $131,013 in net realized gain (loss) on futures contract transactions.

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$9,744,111	$3,349,951
Long-term capital gains	$8,776,632	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$598,334,266
Gross tax appreciation of investments	$162,791,421
Gross tax depreciation of investments	(13,817,592)
Net tax appreciation (depreciation) of investments	148,973,829
Gross tax appreciation on securities sold short	9,149,871
Gross tax depreciation on securities sold short	(15,556,369)
Net tax appreciation (depreciation)	$142,567,331
Undistributed ordinary income	$364,504
Accumulated long-term gains	$45,609,819

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on unsettled short positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss)(before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class(3)
2018	$15.18	0.28	1.95	2.23	(0.28)	(0.24)	(0.52)	$16.89	14.82%	0.66%	1.66%	0.10%	1.71%	0.71%	100%	$573,697
2017	$13.10	0.09	2.08	2.17	(0.09)	—	(0.09)	$15.18	16.45%	1.79%	1.79%	1.10%	0.64%	0.64%	111%	$598,463
2016	$14.41	0.14	(0.44)	(0.30)	(0.12)	(0.89)	(1.01)	$13.10	(1.96)%	1.68%	1.68%	1.10%	1.01%	1.01%	109%	$530,104
2015	$15.55	0.16	0.58	0.74	(0.14)	(1.74)	(1.88)	$14.41	4.86%	1.53%	1.53%	1.10%	1.03%	1.03%	106%	$474,697
2014	$13.05	0.13	3.33	3.46	(0.12)	(0.84)	(0.96)	$15.55	27.10%	1.57%	1.57%	1.10%	0.88%	0.88%	104%	$386,877

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Core Equity Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Core Equity Plus Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statements of operations and cash flows for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

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Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

32

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.

For corporate taxpayers, the fund hereby designates $9,744,111, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $8,776,632, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92999 1808

Annual Report

June 30, 2018

NT Disciplined Growth Fund
Investor Class (ANTDX)
G Class (ANDGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTDX	18.85%	10.12%	3/19/15
Russell 1000 Growth Index	—	22.51%	13.24%	—
G Class	ANDGX	19.98%	10.59%	3/19/15
G Class returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $13,725

Russell 1000 Growth Index — $15,046

Total Annual Fund Operating Expenses
Investor Class	G Class
1.02%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Tsuyoshi Ozaki joined the portfolio management team in 2017.

Performance Summary

The NT Disciplined Growth Fund returned 19.98%* for the fiscal year ended June 30, 2018, compared with the 22.51% return of its benchmark, the Russell 1000 Growth Index.

The NT Disciplined Growth Fund advanced during the fiscal year, but underperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the health care and information technology sectors detracted, while positioning in consumer staples and industrials benefited relative performance.

NT Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, overall performance was aided by growth, sentiment, and quality factors, while the value factor detracted.

Stock Choices Across Several Sectors Detracted From Relative Returns

Picks in the health care sector were the largest drivers of relative underperformance. Selections in the biotechnology industry, such as AbbVie, Celgene, and Regeneron Pharmaceuticals, were among the leading detractors for the period. In health care equipment and supplies, a portfolio-only position in Zimmer Biomet Holdings was also among the largest detractors. Elsewhere in the sector, holdings among pharmaceuticals companies and health care providers and services companies also hurt relative returns. We eliminated our stakes in Regeneron and Zimmer Biomet during the period.

Stock selection within information technology also negatively affected the portfolio. Positioning in the IT services industry, such as payment processing companies like MasterCard and PayPal Holdings, detracted from relative returns. We eliminated our position in PayPal. Stock choices in technology hardware, storage, and peripherals were also negative, particularly an overweight to Western Digital. In semiconductors and semiconductor equipment, an underweight to NVIDIA was among one of the largest detractors from relative performance for the period.

Within the consumer discretionary sector, an underweight to streaming services company Netflix was a large detractor. Netflix reported strong subscriber growth, and the stock rose. The portfolio has some exposure to the stock but less than the index, maintaining an underweight to the stock due to its poor quality, valuation, and sentiment scores. In addition to Netflix, positioning in the leisure products, multiline retail, and household durables industries hurt relative performance.

Consumer Staples and Industrials Were Additive

Within consumer staples, the absence of tobacco companies helped relative returns. The stock of companies such as Altria Group and Philip Morris International have been depressed due to falling

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

sales and shifting consumer tastes. Philip Morris’ stock fell due to poor sales of its new smokeless tobacco product. Elsewhere in the sector, a portfolio-only position in diet and nutrition product company Medifast benefited returns and was among the top contributors for the period.

Underweights to beverages companies such as Coca-Cola Co. and PepsiCo also helped performance, as the companies’ stock has been under pressure due to changing consumer preferences.

Stock selection within the industrials sector also helped relative results. Overweights to several aerospace and defense companies helped relative returns. In particular, an overweight to Boeing was among the top contributors for the period. Positioning within the professional services industry also boosted relative returns. Human resources company Insperity was a strong contributor, as its stock rose during the period on the back of a tight job market. Elsewhere in the sector, avoidance of selected poor-performing air freight and logistics companies and airlines companies was also additive.

A Look Ahead

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period-end, consumer discretionary was the most overweight sector. According to our factor model, consumer durables and apparel offer some of the best growth opportunities in the current environment. We increased our relative overweight position in order to take advantage of these opportunities. Health care was among our largest active weights during the period. Based on our factor model, we believe there are significant opportunities in the pharmaceuticals and biotechnology industries. Conversely, we are underweight the financials and consumer staples sectors. Diversified financials companies show a lack of opportunity and are comparatively unattractive in terms of growth metrics. Our model also identifies a lack of opportunity in the insurance space. In the consumer staples sector, our underweight is driven by a lack of exposure to the food, beverage, and tobacco industry group, which scores poorly on growth, quality, and sentiment.

4

Fund Characteristics

JUNE 30, 2018
Top Ten Holdings	% of net assets
Apple, Inc.	7.6%
Alphabet, Inc., Class A	6.0%
Amazon.com, Inc.	5.3%
Microsoft Corp.	5.2%
Facebook, Inc., Class A	4.3%
UnitedHealth Group, Inc.	2.7%
Visa, Inc., Class A	2.4%
Boeing Co. (The)	2.1%
Adobe Systems, Inc.	1.9%
AbbVie, Inc.	1.8%

Top Five Industries	% of net assets
Software	12.2%
Internet Software and Services	10.9%
Technology Hardware, Storage and Peripherals	8.7%
Internet and Direct Marketing Retail	6.6%
IT Services	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.0%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(0.7)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,056.60	$5.15	1.01%
G Class	$1,000	$1,061.70	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,019.79	$5.06	1.01%
G Class	$1,000	$1,024.74	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 100.0%
Aerospace and Defense — 4.4%
Astronics Corp.(1)	1,326	$47,696
Boeing Co. (The)	33,957	11,392,913
Curtiss-Wright Corp.	14,498	1,725,552
Lockheed Martin Corp.	22,177	6,551,751
Raytheon Co.	24,236	4,681,911
		24,399,823
Auto Components — 0.4%
Stoneridge, Inc.(1)	2,699	94,843
Visteon Corp.(1)	16,913	2,185,836
		2,280,679
Banks — 0.2%
Central Pacific Financial Corp.	44,228	1,267,132
Beverages — 1.3%
Coca-Cola Co. (The)	16,888	740,708
Constellation Brands, Inc., Class A	25,456	5,571,555
PepsiCo, Inc.	8,626	939,112
		7,251,375
Biotechnology — 5.8%
AbbVie, Inc.	106,923	9,906,416
Alexion Pharmaceuticals, Inc.(1)	41,686	5,175,317
Amgen, Inc.	30,110	5,558,005
Biogen, Inc.(1)	23,405	6,793,067
Celgene Corp.(1)	59,873	4,755,114
		32,187,919
Capital Markets — 0.4%
BGC Partners, Inc., Class A	20,880	236,362
Cboe Global Markets, Inc.	18,707	1,946,837
		2,183,199
Chemicals — 0.7%
Kraton Corp.(1)	22,839	1,053,792
LyondellBasell Industries NV, Class A	3,238	355,694
Praxair, Inc.	14,040	2,220,426
Scotts Miracle-Gro Co. (The)	644	53,555
		3,683,467
Commercial Services and Supplies — 0.8%
McGrath RentCorp	18,090	1,144,554
MSA Safety, Inc.	33,650	3,241,841
		4,386,395
Communications Equipment — 0.6%
F5 Networks, Inc.(1)	11,922	2,055,949

7

	Shares	Value
Palo Alto Networks, Inc.(1)	6,822	$1,401,716
		3,457,665
Diversified Consumer Services — 0.7%
Cambium Learning Group, Inc.(1)	14,993	167,172
Grand Canyon Education, Inc.(1)	34,125	3,808,691
		3,975,863
Diversified Telecommunication Services — 0.1%
Vonage Holdings Corp.(1)	49,494	637,978
Electrical Equipment — 0.2%
AMETEK, Inc.	15,644	1,128,871
Energy Equipment and Services — 0.8%
Halliburton Co.	96,739	4,359,059
Equity Real Estate Investment Trusts (REITs) — 0.7%
PotlatchDeltic Corp.	24,540	1,247,859
PS Business Parks, Inc.	20,588	2,645,558
		3,893,417
Food and Staples Retailing†
Walgreens Boots Alliance, Inc.	1,073	64,396
Health Care Equipment and Supplies — 1.3%
Edwards Lifesciences Corp.(1)	9,745	1,418,580
Haemonetics Corp.(1)	16,460	1,476,133
Intuitive Surgical, Inc.(1)	8,301	3,971,862
Orthofix International NV(1)	7,247	411,774
		7,278,349
Health Care Providers and Services — 4.6%
Cigna Corp.	24,953	4,240,762
Express Scripts Holding Co.(1)	36,999	2,856,693
Tivity Health, Inc.(1)	29,427	1,035,830
UnitedHealth Group, Inc.	59,773	14,664,708
WellCare Health Plans, Inc.(1)	9,860	2,427,927
		25,225,920
Health Care Technology — 0.1%
athenahealth, Inc.(1)	712	113,307
HealthStream, Inc.	6,154	168,066
		281,373
Hotels, Restaurants and Leisure — 3.2%
Las Vegas Sands Corp.	78,619	6,003,347
Marriott International, Inc., Class A	41,819	5,294,285
McDonald's Corp.	4,712	738,323
Ruth's Hospitality Group, Inc.	1,852	51,949
Vail Resorts, Inc.	11,651	3,194,588
Wynn Resorts Ltd.	14,800	2,476,632
		17,759,124
Household Durables — 1.0%
PulteGroup, Inc.	145,508	4,183,355
Toll Brothers, Inc.	26,832	992,516

8

	Shares	Value
William Lyon Homes, Class A(1)	14,485	$336,052
		5,511,923
Household Products — 1.0%
Kimberly-Clark Corp.	49,709	5,236,346
Independent Power and Renewable Electricity Producers — 0.8%
NRG Energy, Inc.	134,239	4,121,137
Industrial Conglomerates — 1.8%
3M Co.	16,512	3,248,241
Honeywell International, Inc.	46,751	6,734,481
		9,982,722
Insurance — 0.9%
Infinity Property & Casualty Corp.	34,031	4,844,313
Internet and Direct Marketing Retail — 6.6%
Amazon.com, Inc.(1)	17,087	29,044,483
Booking Holdings, Inc.(1)	11	22,298
Netflix, Inc.(1)	4,517	1,768,089
Nutrisystem, Inc.	47,121	1,814,158
PetMed Express, Inc.	10,530	463,847
Shutterfly, Inc.(1)	36,100	3,250,083
		36,362,958
Internet Software and Services — 10.9%
Alphabet, Inc., Class A(1)	29,507	33,319,010
Facebook, Inc., Class A(1)	122,826	23,867,548
LogMeIn, Inc.	16,404	1,693,713
Stamps.com, Inc.(1)	4,101	1,037,758
		59,918,029
IT Services — 6.0%
Accenture plc, Class A	15,360	2,512,742
CSG Systems International, Inc.	87,468	3,574,817
DXC Technology Co.	16,104	1,298,143
International Business Machines Corp.	53,090	7,416,673
MasterCard, Inc., Class A	11,482	2,256,443
Syntel, Inc.(1)	43,138	1,384,298
Unisys Corp.(1)	77,452	999,131
Visa, Inc., Class A	100,559	13,319,040
		32,761,287
Machinery — 2.1%
Caterpillar, Inc.	48,378	6,563,444
Hyster-Yale Materials Handling, Inc.	117	7,517
Ingersoll-Rand plc	54,181	4,861,661
Lydall, Inc.(1)	1,865	81,407
		11,514,029
Media — 1.0%
Comcast Corp., Class A	50,976	1,672,522
Entravision Communications Corp., Class A	183,924	919,620
tronc, Inc.(1)	25,792	445,686

9

	Shares	Value
Walt Disney Co. (The)	23,654	$2,479,176
		5,517,004
Multiline Retail — 0.8%
Dollar Tree, Inc.(1)	52,806	4,488,510
Oil, Gas and Consumable Fuels — 0.8%
Continental Resources, Inc.(1)	68,283	4,422,007
Personal Products — 0.5%
Medifast, Inc.	16,880	2,703,501
Pharmaceuticals — 3.9%
Allergan plc	23,507	3,919,087
Bristol-Myers Squibb Co.	95,956	5,310,205
Eli Lilly & Co.	53,113	4,532,132
Johnson & Johnson	22,000	2,669,480
Zoetis, Inc.	56,599	4,821,669
		21,252,573
Professional Services — 2.1%
ASGN, Inc.(1)	22,844	1,786,172
Insperity, Inc.	47,734	4,546,664
Kforce, Inc.	9,550	327,565
Robert Half International, Inc.	74,539	4,852,489
TrueBlue, Inc.(1)	8,764	236,190
		11,749,080
Real Estate Management and Development†
Newmark Group, Inc., Class A	10,908	155,221
Semiconductors and Semiconductor Equipment — 4.6%
Applied Materials, Inc.	124,350	5,743,727
Broadcom, Inc.	31,435	7,627,388
Lam Research Corp.	15,140	2,616,949
MKS Instruments, Inc.	28,086	2,687,830
NVIDIA Corp.	8,548	2,025,021
NXP Semiconductors NV(1)	11,831	1,292,773
Skyworks Solutions, Inc.	17,913	1,731,292
Texas Instruments, Inc.	16,791	1,851,208
		25,576,188
Software — 12.2%
Activision Blizzard, Inc.	90,720	6,923,750
Adobe Systems, Inc.(1)	42,332	10,320,965
Cadence Design Systems, Inc.(1)	107,848	4,670,897
Electronic Arts, Inc.(1)	50,431	7,111,780
Microsoft Corp.	289,960	28,592,955
Red Hat, Inc.(1)	19,616	2,635,802
salesforce.com, Inc.(1)	19,889	2,712,860
Synopsys, Inc.(1)	48,741	4,170,767
		67,139,776
Specialty Retail — 4.3%
Asbury Automotive Group, Inc.(1)	47,610	3,263,666
AutoZone, Inc.(1)	6,823	4,577,755

10

	Shares	Value
Burlington Stores, Inc.(1)	31,273	$4,707,525
Home Depot, Inc. (The)	26,156	5,103,036
Ross Stores, Inc.	68,354	5,793,001
		23,444,983
Technology Hardware, Storage and Peripherals — 8.7%
Apple, Inc.	225,038	41,656,784
NetApp, Inc.	29,063	2,282,317
Western Digital Corp.	51,346	3,974,694
		47,913,795
Textiles, Apparel and Luxury Goods — 2.8%
Columbia Sportswear Co.	23,475	2,147,258
Deckers Outdoor Corp.(1)	37,035	4,180,881
Michael Kors Holdings Ltd.(1)	68,456	4,559,170
Oxford Industries, Inc.	5,720	474,646
Tapestry, Inc.	89,334	4,172,791
		15,534,746
Thrifts and Mortgage Finance — 0.1%
Merchants Bancorp	5,686	162,222
Nationstar Mortgage Holdings, Inc.(1)	28,935	507,230
		669,452
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.(1)	76,488	4,570,158
TOTAL COMMON STOCKS (Cost $429,598,180)		551,091,742
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $2,095,728), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $2,053,719)		2,053,420
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $1,747,530), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $1,711,128)		1,711,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	7,114	7,114
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,771,534)		3,771,534
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $433,369,714)		554,863,276
OTHER ASSETS AND LIABILITIES — (0.7)%		(3,853,892)
TOTAL NET ASSETS — 100.0%		$551,009,384

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $433,369,714)	$554,863,276
Dividends and interest receivable	168,233
555,031,509

Liabilities
Payable for capital shares redeemed	3,920,212
Accrued management fees	101,913
4,022,125

Net Assets	$551,009,384

Net Assets Consist of:
Capital (par value and paid-in surplus)	$393,378,659
Undistributed net investment income	164,289
Undistributed net realized gain	35,972,874
Net unrealized appreciation	121,493,562
$551,009,384

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$120,907,048	9,210,203	$13.13
G Class, $0.01 Par Value	$430,102,336	32,738,033	$13.14

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends	$6,968,254
Interest	41,571
7,009,825

Expenses:
Management fees	4,826,273
Directors' fees and expenses	34,812
Other expenses	4,759
4,865,844
Fees waived - G Class	(3,359,282)
1,506,562

Net investment income (loss)	5,503,263

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	60,408,912
Futures contract transactions	(425,598)
59,983,314

Change in net unrealized appreciation (depreciation) on investments	38,144,547

Net realized and unrealized gain (loss)	98,127,861

Net Increase (Decrease) in Net Assets Resulting from Operations	$103,631,124

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$5,503,263	$3,592,873
Net realized gain (loss)	59,983,314	29,377,873
Change in net unrealized appreciation (depreciation)	38,144,547	67,527,807
Net increase (decrease) in net assets resulting from operations	103,631,124	100,498,553

Distributions to Shareholders
From net investment income:
Investor Class	(261,486)	(512,555)
G Class	(4,961,641)	(3,074,161)
From net realized gains:
Investor Class	(3,353,326)	—
G Class	(13,395,221)	—
Decrease in net assets from distributions	(21,971,674)	(3,586,716)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(86,893,311)	(31,183,966)

Net increase (decrease) in net assets	(5,233,861)	65,727,871

Net Assets
Beginning of period	556,243,245	490,515,374
End of period	$551,009,384	$556,243,245

Undistributed net investment income	$164,289	$116,448

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class (formerly Institutional Class).

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

16

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.00%
G Class		0.0500% to 0.1100%	0.06%(1)

(1) Effective annual management fee before waiver was 0.80%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $11,782,196 and $8,302,834, respectively. The effect of interfund transactions on the Statement of Operations was $563,817 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2018 were $591,094,609 and $689,925,886, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	80,000,000		80,000,000
Sold	216,714	$2,721,186	23,128	$244,486
Issued in reinvestment of distributions	290,418	3,614,812	47,142	512,555
Redeemed	(628,753)	(7,892,158)	(487,931)	(5,114,073)
	(121,621)	(1,556,160)	(417,661)	(4,357,032)
G Class/Shares Authorized	330,000,000		330,000,000
Sold	902,193	11,218,441	3,204,067	33,030,327
Issued in reinvestment of distributions	1,459,107	18,356,862	282,723	3,074,161
Redeemed	(9,039,547)	(114,912,454)	(5,983,642)	(62,931,422)
	(6,678,247)	(85,337,151)	(2,496,852)	(26,826,934)
Net increase (decrease)	(6,799,868)	$(86,893,311)	(2,914,513)	$(31,183,966)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$551,091,742	—	—
Temporary Cash Investments	7,114	$3,764,420	—
	$551,098,856	$3,764,420	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires.

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Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2018, the effect of equity price risk derivative instruments on the Statement of Operations was $(425,598) in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$10,461,192	$3,586,716
Long-term capital gains	$11,510,482	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$434,345,900
Gross tax appreciation of investments	$130,953,988
Gross tax depreciation of investments	(10,436,612)
Net tax appreciation (depreciation) of investments	$120,517,376
Undistributed ordinary income	$16,103,260
Accumulated long-term gains	$21,010,089

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$11.41	0.03	2.10	2.13	(0.03)	(0.38)	(0.41)	$13.13	18.85%	1.01%	0.22%	105%	$120,907
2017	$9.49	0.05	1.92	1.97	(0.05)	—	(0.05)	$11.41	20.83%	1.02%	0.51%	131%	$106,476
2016	$9.77	0.06	(0.27)	(0.21)	(0.07)	—	(0.07)	$9.49	(2.18)%	1.02%	0.62%	118%	$92,560
2015(3)	$10.00	0.02	(0.25)	(0.23)	—	—	—	$9.77	(2.30)%	1.01%(4)	0.55%(4)	29%	$94,459
G Class(5)
2018	$11.41	0.15	2.10	2.25	(0.14)	(0.38)	(0.52)	$13.14	19.98%	0.07%(6)	1.16%(6)	105%	$430,102
2017	$9.49	0.08	1.92	2.00	(0.08)	—	(0.08)	$11.41	21.08%	0.82%	0.71%	131%	$449,768
2016	$9.78	0.08	(0.28)	(0.20)	(0.09)	—	(0.09)	$9.49	(2.03)%	0.82%	0.82%	118%	$397,955
2015(3)	$10.00	0.02	(0.24)	(0.22)	—	—	—	$9.78	(2.20)%	0.81%(4)	0.75%(4)	29%	$357,113

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through June 30, 2015.

(4)	Annualized.

(5)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

(6)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.81% and 0.42%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Disciplined Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Disciplined Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

26

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

27

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

28

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.

For corporate taxpayers, the fund hereby designates $6,468,448, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $5,238,065 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2018.

The fund hereby designates $11,510,482, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93000 1808

Annual Report

June 30, 2018

NT Equity Growth Fund
G Class (ACLEX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLEX	16.11%	12.12%	9.38%	5/12/06
S&P 500 Index	—	14.37%	13.41%	10.16%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2008

Value on June 30, 2018
G Class — $24,514

S&P 500 Index — $26,340

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class 0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Performance Summary

NT Equity Growth returned 16.11%* for the fiscal year ended June 30, 2018, compared with the 14.37% return of its benchmark, the S&P 500 Index.

NT Equity Growth advanced during the fiscal year, outperforming its benchmark, the S&P 500 Index. Security selection in the industrials and consumer staples sectors and positioning in the consumer discretionary sector contributed the most to fund performance, while health care and energy positions detracted from relative performance.

NT Equity Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. For the fiscal year, the net factor contribution was positive, with quality, growth, and sentiment helping the most, while valuation detracted.

Stock Choices Across Several Sectors Benefited Relative Returns

Stock choices in industrials were the largest drivers of the fund’s 12-month results. An underweight position to industrial conglomerate General Electric was a top contributor for the period. We have since exited the position. Avoidance of many relatively poor-performing stocks within the airlines, air freight and logistics, and building products industries also contributed.

Positioning within consumer staples was also beneficial to relative returns. Avoidance of tobacco companies was additive since several struggled during the period such as Philip Morris International and Altria Group. As consumer attitudes towards tobacco change, Philip Morris had trouble launching its new smokeless cigarette product line, which hurt the stock. In addition, positioning within the beverages and food products industries also contributed to relative performance. Underweights to PepsiCo and The Coca-Cola Company, which have also been under pressure due to shifting consumer preferences, benefited results. We have since closed our positions in both companies.

Stock choices in the consumer discretionary sector also helped returns, particularly within the hotels, restaurants, and leisure industry. A portfolio-only position in Vail Resorts, a hospitality and resort company that has been purchasing land over the past year, was a strong contributor within the industry. Avoiding or underweighting several positions within media also helped. An underweight to Comcast was one of the largest contributing positions to relative returns within the sector. We have since exited the position. Several textiles, apparel, and luxury goods companies also contributed, such as Deckers Outdoor. The outdoor goods and apparel company’s stock price rose during the period from strong quarterly earnings and ended the 12-month period as one of the top-ten contributing stocks.

Health Care and Energy Detracted

Positioning within the health care sector was the largest overall detractor from relative returns during the period. Stock selection within health care equipment and supplies was the most prominent source of underperformance. Zimmer Biomet Holdings was a leading detractor from relative performance in the industry as were overweights to Hologic and The Cooper Companies. We have since exited these positions. Elsewhere in the sector, an overweight to biotechnology firm Celgene was a significant detractor.

*Fund returns would have been lower if a portion of fees had not been waived.

3

Stock selection within the energy sector also hurt relative results. Security selection decisions within the energy equipment and services and oil, gas, and consumable fuels industries dampened returns.

A Look Ahead

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, information technology remains the most overweight sector. Software and services stocks represent one of the most attractive industry groups we see. Semiconductor and semiconductor equipment companies also scored very highly along multiple dimensions of our stock selection model. Consumer discretionary is also attractive, with consumer services companies are a significant overweight, followed by the consumer durables and apparel industry group. Conversely, our utilities sector underweight position reflects a lack of opportunity in this area across most factors in the stock selection model. In addition, our underweight in the consumer staples sector derives in part from our lack of exposure to the food, beverage, and tobacco industry group, which scores poorly on growth, quality, and sentiment. Elsewhere in the sector, companies in the food and staples retailing industry group score poorly on our growth metrics.

4

Fund Characteristics

JUNE 30, 2018
Top Ten Holdings	% of net assets
Microsoft Corp.	4.2%
Alphabet, Inc., Class A	3.8%
Amazon.com, Inc.	3.7%
Apple, Inc.	3.3%
Facebook, Inc., Class A	2.8%
JPMorgan Chase & Co.	2.4%
UnitedHealth Group, Inc.	1.9%
Chevron Corp.	1.9%
Pfizer, Inc.	1.8%
Bank of America Corp.	1.7%

Top Five Industries	% of net assets
Software	8.0%
Internet Software and Services	7.3%
Banks	7.2%
Oil, Gas and Consumable Fuels	5.4%
Semiconductors and Semiconductor Equipment	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,036.80	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.74	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 98.8%
Aerospace and Defense — 4.7%
Boeing Co. (The)	64,266	$21,561,885
Curtiss-Wright Corp.	31,339	3,729,968
General Dynamics Corp.	83,488	15,562,998
Lockheed Martin Corp.	59,540	17,589,902
Raytheon Co.	53,955	10,423,027
Textron, Inc.	145,792	9,609,151
		78,476,931
Banks — 7.2%
Bank of America Corp.	1,022,661	28,828,814
BB&T Corp.	6,519	328,818
Citigroup, Inc.	4,505	301,475
Fifth Third Bancorp	10,722	307,721
JPMorgan Chase & Co.	384,163	40,029,785
SunTrust Banks, Inc.	245,880	16,232,998
U.S. Bancorp	359,302	17,972,286
Wells Fargo & Co.	288,926	16,018,057
		120,019,954
Beverages — 1.7%
Constellation Brands, Inc., Class A	71,151	15,572,819
Molson Coors Brewing Co., Class B	180,487	12,280,336
		27,853,155
Biotechnology — 4.4%
AbbVie, Inc.	207,568	19,231,175
Alexion Pharmaceuticals, Inc.(1)	38,328	4,758,421
Amgen, Inc.	128,413	23,703,756
Biogen, Inc.(1)	60,582	17,583,320
Celgene Corp.(1)	101,330	8,047,628
		73,324,300
Building Products — 0.3%
Owens Corning	71,339	4,520,752
Capital Markets — 1.5%
Affiliated Managers Group, Inc.	49,738	7,394,548
BGC Partners, Inc., Class A	94,677	1,071,744
Evercore, Inc., Class A	116,905	12,327,632
MSCI, Inc.	27,002	4,466,941
		25,260,865
Chemicals — 1.6%
Air Products & Chemicals, Inc.	69,684	10,851,889
Eastman Chemical Co.	137,950	13,789,482
Huntsman Corp.	27,698	808,782

7

	Shares	Value
WR Grace & Co.	16,301	$1,195,026
		26,645,179
Commercial Services and Supplies — 0.2%
MSA Safety, Inc.	27,885	2,686,441
Pitney Bowes, Inc.	102,049	874,560
		3,561,001
Communications Equipment — 1.7%
Cisco Systems, Inc.	653,435	28,117,308
Consumer Finance — 2.7%
American Express Co.	185,754	18,203,892
Discover Financial Services	187,562	13,206,241
Synchrony Financial	425,627	14,207,429
		45,617,562
Diversified Consumer Services — 0.9%
Graham Holdings Co., Class B	1,531	897,319
Grand Canyon Education, Inc.(1)	23,467	2,619,152
H&R Block, Inc.	501,542	11,425,127
		14,941,598
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	64,417	12,023,433
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	192,724	6,188,362
Verizon Communications, Inc.	30,012	1,509,904
		7,698,266
Electric Utilities — 0.1%
Portland General Electric Co.	56,289	2,406,918
Energy Equipment and Services — 1.0%
Halliburton Co.	361,121	16,272,112
Equity Real Estate Investment Trusts (REITs) — 3.1%
Gaming and Leisure Properties, Inc.	156,848	5,615,158
Highwoods Properties, Inc.	40,249	2,041,832
Host Hotels & Resorts, Inc.	16,020	337,541
Park Hotels & Resorts, Inc.	412,011	12,619,897
PotlatchDeltic Corp.	248,158	12,618,834
PS Business Parks, Inc.	7,032	903,612
Senior Housing Properties Trust	62,951	1,138,784
Weingarten Realty Investors	102,458	3,156,731
Weyerhaeuser Co.	380,945	13,889,255
		52,321,644
Food Products — 0.8%
Conagra Brands, Inc.	35,076	1,253,265
Mondelez International, Inc., Class A	120,627	4,945,707
Nomad Foods Ltd.(1)	109,958	2,110,094
Pinnacle Foods, Inc.	65,744	4,277,305
		12,586,371
Health Care Equipment and Supplies — 3.6%
Abbott Laboratories	334,557	20,404,631

8

	Shares	Value
Edwards Lifesciences Corp.(1)	10,979	$1,598,213
Haemonetics Corp.(1)	22,356	2,004,886
Hill-Rom Holdings, Inc.	73,564	6,425,080
Intuitive Surgical, Inc.(1)	41,200	19,713,376
Medtronic plc	18,490	1,582,929
STERIS plc	32,315	3,393,398
Varian Medical Systems, Inc.(1)	45,011	5,118,651
		60,241,164
Health Care Providers and Services — 2.3%
Cigna Corp.	18,769	3,189,792
Express Scripts Holding Co.(1)	40,313	3,112,567
UnitedHealth Group, Inc.	132,260	32,448,668
		38,751,027
Health Care Technology — 0.6%
Cerner Corp.(1)	179,232	10,716,281
Hotels, Restaurants and Leisure — 2.6%
Las Vegas Sands Corp.	188,193	14,370,417
Marriott International, Inc., Class A	117,510	14,876,766
Vail Resorts, Inc.	52,961	14,521,377
		43,768,560
Household Durables — 0.1%
Garmin Ltd.	26,292	1,603,812
Household Products — 0.9%
Kimberly-Clark Corp.	143,486	15,114,815
Procter & Gamble Co. (The)	2,528	197,336
		15,312,151
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc.	75,150	2,307,105
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	139,775	20,134,589
Insurance — 1.1%
First American Financial Corp.	33,181	1,716,121
Hartford Financial Services Group, Inc. (The)	273,914	14,005,223
Torchmark Corp.	39,680	3,230,349
		18,951,693
Internet and Direct Marketing Retail — 3.7%
Amazon.com, Inc.(1)	36,399	61,871,020
Internet Software and Services — 7.3%
Alphabet, Inc., Class A(1)	55,762	62,965,893
eBay, Inc.(1)	180,450	6,543,117
Facebook, Inc., Class A(1)	244,384	47,488,699
LogMeIn, Inc.	41,105	4,244,091
		121,241,800
IT Services — 2.7%
Acxiom Corp.(1)	16,383	490,671
DXC Technology Co.	19,674	1,585,921
International Business Machines Corp.	151,124	21,112,023

9

	Shares	Value
Teradata Corp.(1)	9,549	$383,392
Total System Services, Inc.	144,440	12,208,069
Visa, Inc., Class A	72,779	9,639,579
		45,419,655
Leisure Products†
Brunswick Corp.	5,583	359,992
Machinery — 2.7%
Caterpillar, Inc.	131,598	17,853,901
Ingersoll-Rand plc	149,947	13,454,744
Oshkosh Corp.	89,387	6,285,694
PACCAR, Inc.	17,109	1,060,073
Toro Co. (The)	98,392	5,928,118
		44,582,530
Media — 0.6%
CBS Corp., Class B	156,308	8,787,636
Walt Disney Co. (The)	9,733	1,020,115
		9,807,751
Multiline Retail — 1.7%
Kohl's Corp.	216,742	15,800,492
Macy's, Inc.	330,298	12,363,054
		28,163,546
Oil, Gas and Consumable Fuels — 5.4%
Chevron Corp.	245,904	31,089,643
Exxon Mobil Corp.	142,732	11,808,218
HollyFrontier Corp.	187,251	12,813,586
Marathon Petroleum Corp.	231,540	16,244,846
PBF Energy, Inc., Class A	38,581	1,617,701
Phillips 66	145,557	16,347,507
		89,921,501
Paper and Forest Products — 0.3%
Louisiana-Pacific Corp.	177,804	4,839,825
Personal Products — 0.5%
Edgewell Personal Care Co.(1)	165,065	8,329,180
Pharmaceuticals — 4.2%
Allergan plc	36,382	6,065,607
Bristol-Myers Squibb Co.	33,934	1,877,907
Johnson & Johnson	209,700	25,444,998
Merck & Co., Inc.	110,193	6,688,715
Pfizer, Inc.	809,606	29,372,506
		69,449,733
Professional Services — 0.6%
Robert Half International, Inc.	165,150	10,751,265
Real Estate Management and Development — 0.6%
Jones Lang LaSalle, Inc.	63,460	10,533,725
Road and Rail — 0.1%
Ryder System, Inc.	32,687	2,348,888

10

	Shares	Value
Semiconductors and Semiconductor Equipment — 5.3%
Applied Materials, Inc.	325,667	$15,042,559
Broadcom, Inc.	61,512	14,925,271
Intel Corp.	577,625	28,713,739
Lam Research Corp.	84,901	14,675,138
Skyworks Solutions, Inc.	75,555	7,302,391
Texas Instruments, Inc.	77,956	8,594,649
		89,253,747
Software — 8.0%
Activision Blizzard, Inc.	171,478	13,087,201
Adobe Systems, Inc.(1)	94,210	22,969,340
Electronic Arts, Inc.(1)	117,736	16,603,131
Microsoft Corp.	707,305	69,747,346
Oracle Corp. (New York)	219,676	9,678,925
Synopsys, Inc.(1)	26,695	2,284,291
		134,370,234
Specialty Retail — 2.2%
AutoZone, Inc.(1)	20,919	14,035,185
Best Buy Co., Inc.	105,740	7,886,089
Ross Stores, Inc.	180,281	15,278,815
		37,200,089
Technology Hardware, Storage and Peripherals — 3.7%
Apple, Inc.	302,008	55,904,701
Western Digital Corp.	78,998	6,115,235
		62,019,936
Textiles, Apparel and Luxury Goods — 2.6%
Deckers Outdoor Corp.(1)	136,443	15,403,050
Michael Kors Holdings Ltd.(1)	214,867	14,310,142
Tapestry, Inc.	303,405	14,172,048
		43,885,240
Trading Companies and Distributors — 0.2%
United Rentals, Inc.(1)	19,921	2,940,738
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.(1)	213,026	12,728,304
TOTAL COMMON STOCKS (Cost $1,277,806,667)		1,653,452,430
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $10,969,011), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $10,749,139)		10,747,572
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $9,138,231), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $8,958,672)		8,958,000

11

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	76,094	$76,094
TOTAL TEMPORARY CASH INVESTMENTS (Cost $19,781,666)		19,781,666
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,297,588,333)		1,673,234,096
OTHER ASSETS AND LIABILITIES†		(394,321)
TOTAL NET ASSETS — 100.0%		$1,672,839,775

NOTES TO SCHEDULE OF INVESTMENTS
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $1,297,588,333)	$1,673,234,096
Receivable for investments sold	7,245,408
Dividends and interest receivable	1,610,484
1,682,089,988

Liabilities
Payable for investments purchased	8,262,723
Payable for capital shares redeemed	987,490
9,250,213

Net Assets	$1,672,839,775

G Class Capital Shares, $0.01 Par Value
Shares authorized	985,000,000
Shares outstanding	119,282,815

Net Asset Value Per Share	$14.02

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,183,792,067
Undistributed net realized gain	113,401,945
Net unrealized appreciation	375,645,763
$1,672,839,775

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,044)	$34,649,318
Interest	125,855
34,775,173

Expenses:
Management fees	8,056,407
Directors' fees and expenses	108,090
Other expenses	10,726
8,175,223
Fees waived	(7,383,099)
792,124

Net investment income (loss)	33,983,049

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	164,698,675
Futures contract transactions	123,170
164,821,845

Change in net unrealized appreciation (depreciation) on investments	71,664,277

Net realized and unrealized gain (loss)	236,486,122

Net Increase (Decrease) in Net Assets Resulting from Operations	$270,469,171

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$33,983,049	$25,919,340
Net realized gain (loss)	164,821,845	94,080,270
Change in net unrealized appreciation (depreciation)	71,664,277	158,967,315
Net increase (decrease) in net assets resulting from operations	270,469,171	278,966,925

Distributions to Shareholders
From net investment income	(32,706,722)	(25,334,765)
From net realized gains	(99,893,791)	—
Decrease in net assets from distributions	(132,600,513)	(25,334,765)

Capital Share Transactions
Proceeds from shares sold	80,237,665	185,621,609
Proceeds from reinvestment of distributions	132,600,513	25,334,765
Payments for shares redeemed	(449,428,027)	(256,712,800)
Net increase (decrease) in net assets from capital share transactions	(236,589,849)	(45,756,426)

Net increase (decrease) in net assets	(98,721,191)	207,875,734

Net Assets
Beginning of period	1,771,560,966	1,563,685,232
End of period	$1,672,839,775	$1,771,560,966

Undistributed net investment income	—	$846,591

Transactions in Shares of the Fund
Sold	5,859,218	15,239,268
Issued in reinvestment of distributions	9,709,545	2,045,908
Redeemed	(32,236,842)	(20,979,841)
Net increase (decrease) in shares of the fund	(16,668,079)	(3,694,665)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class (formerly Institutional Class).

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified

17

management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. Effective July 31, 2017, the investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended June 30, 2018 was 0.46% before waiver and 0.04% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $20,986,731 and $17,375,477, respectively. The effect of interfund transactions on the Statement of Operations was $1,774,382 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended
June 30, 2018 were $1,445,752,063 and $1,786,604,580, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,653,452,430	—	—
Temporary Cash Investments	76,094	$19,705,572	—
	$1,653,528,524	$19,705,572	—

18

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2018, the effect of equity price risk derivative instruments on the Statement of Operations was $123,170 in net realized gain (loss) on futures contract transactions.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$45,641,004	$25,334,765
Long-term capital gains	$86,959,509	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,301,126,049
Gross tax appreciation of investments	$398,562,533
Gross tax depreciation of investments	(26,454,486)
Net tax appreciation (depreciation) of investments	$372,108,047
Undistributed ordinary income	$32,160,483
Accumulated long-term gains	$84,779,178

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class(3)
2018	$13.03	0.27	1.79	2.06	(0.26)	(0.81)	(1.07)	$14.02	16.11%	0.04%	0.46%	1.93%	1.51%	83%	$1,672,840
2017	$11.20	0.19	1.83	2.02	(0.19)	—	(0.19)	$13.03	18.09%	0.47%	0.47%	1.54%	1.54%	88%	$1,771,561
2016	$12.30	0.19	(0.53)	(0.34)	(0.19)	(0.57)	(0.76)	$11.20	(2.65)%	0.47%	0.47%	1.65%	1.65%	94%	$1,563,685
2015	$13.04	0.21	0.53	0.74	(0.20)	(1.28)	(1.48)	$12.30	5.97%	0.47%	0.47%	1.66%	1.66%	84%	$1,381,049
2014	$11.58	0.20	2.59	2.79	(0.19)	(1.14)	(1.33)	$13.04	25.29%	0.47%	0.47%	1.64%	1.64%	77%	$1,124,703

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Equity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Equity Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

25

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

26

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

27

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.

For corporate taxpayers, the fund hereby designates $37,422,403, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $15,205,247 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2018.

The fund hereby designates $93,554,753, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.

The fund utilized earnings and profits of $10,368,356 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92997 1808

Annual Report

June 30, 2018

NT Small Company Fund
G Class (ACLOX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLOX	14.13%	11.11%	8.68%	5/12/06
Russell 2000 Index	—	17.57%	12.45%	10.59%	—
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2008

Value on June 30, 2018
G Class — $23,005

Russell 2000 Index — $27,387

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Steve Rossi

Performance Summary

The NT Small Company Fund returned 14.13%* for the fiscal year ended June 30, 2018, compared with the 17.57% return of its benchmark, the Russell 2000 Index.

NT Small Company rose during the fiscal year, but trailed the return of its benchmark, the Russell 2000 Index. NT Small Company’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s valuation and growth factors detracted from relative results, while quality and sentiment insights were supportive. Stock choices in the industrials, health care, and energy sectors detracted from performance, while holdings in the consumer staples and consumer discretionary sectors benefited fund results.

Stock Choices Across Several Sectors Detracted From Relative Returns

Stock choices were the largest driver of the fund’s twelve-month results. Picks in the industrials sector detracted most from performance. Overweights to positions in the machinery industry were other sources of weakness. Positions within the construction and engineering industry, in particular an overweight to Argan, also detracted. We have since exited the position. Elsewhere in the sector, an underweight to car rental company Avis Budget Group and an overweight to Aircastle also hurt relative returns.

Stock selection within health care also negatively affected the portfolio, particularly within the biotechnology industry. Overweights to companies such as Calithera Biosciences, MiMedx Group, and Akebia Therapeutics weighed on returns as the industry struggled for much of the period with worries about regulation and restrictions on pricing. Elsewhere in the sector, an underweight position in pharmaceuticals company Nektar Therapeutics weighed on relative results. We have since exited the position.

Within the energy sector, positioning within the energy equipment and services and oil, gas and consumable fuels industries detracted. Overweights to companies such as McDermott International and Smart Sand, among others, weighed on returns. Avoidance of several index holdings, which appreciated during the period, also detracted within the sector.

Consumer Sectors, Real Estate, and Financials Were Additive

In consumer staples, stock choices within the personal products industry were the largest drivers of positive returns. An overweight to diet and nutrition product company Medifast was among the top contributors for the period. A lack of exposure to poor-performing household products and beverages companies was also additive.

Stock selection within the consumer discretionary sector also helped relative results. Choices within the auto components industry were particularly helpful. An overweight to Stoneridge was among the top contributors to portfolio performance. In the internet software and services industry, online craft hub Etsy was also a top contributor. Elsewhere in the sector, overweights to Deckers Outdoor and Malibu Boats also boosted relative returns as a strong economic environment throughout the fiscal year supported consumer spending, which benefited these companies’ revenue growth.

* Fund returns would have been lower if a portion of the fees had not been waived.

3

Many areas of the real estate and financials sectors were hurt by rising rates and a flattening yield curve. In real estate, a relative lack of exposure to equity real estate investment trusts benefited returns. In financials, overweights to several capital markets companies such as Evercore and Houlihan Lokey were additive. We have since exited Houlihan Lokey. Relative underweights to the banks and equity real estate investment trust industries also helped returns.

Portfolio Positioning

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result, our sector weights reflect where we are finding opportunities at a given time.

At period-end, the portfolio’s largest relative overweights were in the materials, consumer discretionary, and industrials sectors. Based on the solid scores across all four factors of our model, we believe the stocks in the materials sector offer favorable investment opportunities. We increased our exposure to the consumer discretionary sector over the course of the period, believing there are opportunities within the retailing and consumer durables and apparel industries. These industries score positively within our model, particularly for quality and sentiment. Conversely, we reduced our exposure to financials during the period. The sector is now among the largest relative underweight positions. We feel there is a comparative lack of opportunity in the sector, particularly within the banks and insurance industries, both of which score poorly for quality. The utilities sector also shows a lack of opportunity, scoring poorly for quality and growth. It was a significant relative underweight at period-end.

4

Fund Characteristics

JUNE 30, 2018
Top Ten Holdings	% of net assets
Haemonetics Corp.	0.9%
Adtalem Global Education, Inc.	0.8%
Ingevity Corp.	0.8%
Louisiana-Pacific Corp.	0.8%
Vishay Intertechnology, Inc.	0.8%
Vonage Holdings Corp.	0.8%
MSA Safety, Inc.	0.8%
KEMET Corp.	0.8%
Integer Holdings Corp.	0.7%
Curtiss-Wright Corp.	0.7%

Top Five Industries	% of net assets
Banks	8.2%
Internet Software and Services	5.5%
Biotechnology	5.2%
Equity Real Estate Investment Trusts (REITs)	4.7%
Semiconductors and Semiconductor Equipment	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.3)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,054.00	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.74	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 1.0%
Curtiss-Wright Corp.	26,493	$3,153,197
Moog, Inc., Class A	14,838	1,156,770
		4,309,967
Air Freight and Logistics — 0.1%
Forward Air Corp.	7,311	431,934
Auto Components — 0.6%
Stoneridge, Inc.(1)	77,660	2,728,972
Banks — 8.2%
Bancorp, Inc. (The)(1)	208,665	2,182,636
Bank of NT Butterfield & Son Ltd. (The)	53,533	2,447,529
Boston Private Financial Holdings, Inc.	30,182	479,894
Camden National Corp.	8,459	386,661
Central Pacific Financial Corp.	84,265	2,414,192
Customers Bancorp, Inc.(1)	67,532	1,916,558
Enterprise Financial Services Corp.	36,423	1,965,021
Financial Institutions, Inc.	31,131	1,024,210
First Citizens BancShares, Inc., Class A	7,490	3,020,717
First Interstate Bancsystem, Inc., Class A	22,297	940,933
Franklin Financial Network, Inc.(1)	72,611	2,730,174
Heartland Financial USA, Inc.	7,051	386,747
Heritage Commerce Corp.	25,872	439,565
Hilltop Holdings, Inc.	104,685	2,310,398
Independent Bank Corp.	42,796	1,091,298
International Bancshares Corp.	68,250	2,921,100
MB Financial, Inc.	14,610	682,287
OFG Bancorp	79,747	1,120,445
Southside Bancshares, Inc.	3,350	112,828
Trico Bancshares	18,357	687,470
UMB Financial Corp.	36,702	2,797,794
United Community Banks, Inc.	91,669	2,811,488
		34,869,945
Biotechnology — 5.2%
Akebia Therapeutics, Inc.(1)	119,374	1,191,353
Amicus Therapeutics, Inc.(1)	87,660	1,369,249
Ardelyx, Inc.(1)	36,219	134,010
Calithera Biosciences, Inc.(1)	192,123	960,615
ChemoCentryx, Inc.(1)	56,354	742,182
CytomX Therapeutics, Inc.(1)	53,712	1,227,856
Emergent BioSolutions, Inc.(1)	28,687	1,448,407
Enanta Pharmaceuticals, Inc.(1)	11,144	1,291,590
Exelixis, Inc.(1)	59,473	1,279,859

7

	Shares	Value
Genomic Health, Inc.(1)	26,625	$1,341,900
Halozyme Therapeutics, Inc.(1)	88,351	1,490,481
Ligand Pharmaceuticals, Inc.(1)	8,558	1,772,961
Loxo Oncology, Inc.(1)	10,704	1,856,930
MiMedx Group, Inc.(1)	50,332	321,621
Pieris Pharmaceuticals, Inc.(1)	160,150	811,961
Protagonist Therapeutics, Inc.(1)	48,111	323,306
PTC Therapeutics, Inc.(1)	31,381	1,058,481
Puma Biotechnology, Inc.(1)	5,841	345,495
REGENXBIO, Inc.(1)	5,193	372,598
Retrophin, Inc.(1)	34,446	938,998
Sangamo Therapeutics, Inc.(1)	93,768	1,331,506
Vanda Pharmaceuticals, Inc.(1)	20,882	397,802
		22,009,161
Building Products — 0.3%
Patrick Industries, Inc.(1)	12,907	733,763
Universal Forest Products, Inc.	12,699	465,037
		1,198,800
Capital Markets — 2.0%
Artisan Partners Asset Management, Inc., Class A	24,113	727,007
BrightSphere Investment Group plc	83,581	1,191,865
Evercore, Inc., Class A	27,741	2,925,289
Investment Technology Group, Inc.	14,371	300,641
Piper Jaffray Cos.	33,491	2,573,783
Stifel Financial Corp.	15,643	817,347
		8,535,932
Chemicals — 3.7%
Chemours Co. (The)	44,045	1,953,836
FutureFuel Corp.	10,727	150,285
Ingevity Corp.(1)	43,321	3,502,936
KMG Chemicals, Inc.	17,253	1,272,927
Koppers Holdings, Inc.(1)	22,349	857,084
Kraton Corp.(1)	51,411	2,372,104
Kronos Worldwide, Inc.	18,147	408,852
Minerals Technologies, Inc.	28,149	2,121,027
OMNOVA Solutions, Inc.(1)	74,100	770,640
Stepan Co.	26,807	2,091,214
		15,500,905
Commercial Services and Supplies — 3.7%
ACCO Brands Corp.	151,222	2,094,425
Brady Corp., Class A	68,274	2,631,963
Deluxe Corp.	18,636	1,233,890
Herman Miller, Inc.	70,116	2,376,932
McGrath RentCorp	12,760	807,325
MSA Safety, Inc.	33,271	3,205,328
Quad/Graphics, Inc.	103,184	2,149,323

8

	Shares	Value
SP Plus Corp.(1)	37,167	$1,382,612
		15,881,798
Communications Equipment — 1.0%
Aerohive Networks, Inc.(1)	33,802	134,194
Ciena Corp.(1)	57,688	1,529,309
Comtech Telecommunications Corp.	6,249	199,218
Extreme Networks, Inc.(1)	102,348	814,690
InterDigital, Inc.	19,767	1,599,150
		4,276,561
Construction and Engineering — 1.5%
EMCOR Group, Inc.	41,202	3,138,768
KBR, Inc.	34,660	621,107
Primoris Services Corp.	93,286	2,540,178
Sterling Construction Co., Inc.(1)	10,919	142,275
		6,442,328
Consumer Finance — 0.5%
Enova International, Inc.(1)	56,864	2,078,379
Containers and Packaging — 0.6%
Greif, Inc., Class A	42,696	2,258,191
Myers Industries, Inc.	6,689	128,429
		2,386,620
Diversified Consumer Services — 1.3%
Adtalem Global Education, Inc.(1)	73,215	3,521,641
Grand Canyon Education, Inc.(1)	16,147	1,802,167
K12, Inc.(1)	1,338	21,903
		5,345,711
Diversified Financial Services — 0.5%
On Deck Capital, Inc.(1)	314,144	2,199,008
Diversified Telecommunication Services — 0.9%
Frontier Communications Corp.	70,452	377,623
Ooma, Inc.(1)	12,651	179,012
Vonage Holdings Corp.(1)	254,408	3,279,319
		3,835,954
Electric Utilities — 0.3%
Portland General Electric Co.	25,069	1,071,950
Spark Energy, Inc., Class A	17,590	171,503
		1,243,453
Electrical Equipment — 1.0%
Atkore International Group, Inc.(1)	55,223	1,146,982
Generac Holdings, Inc.(1)	57,713	2,985,493
		4,132,475
Electronic Equipment, Instruments and Components — 2.2%
Electro Scientific Industries, Inc.(1)	124,984	1,970,998
KEMET Corp.(1)	132,566	3,201,469
Tech Data Corp.(1)	3,070	252,108
TTM Technologies, Inc.(1)	64	1,128
Vishay Intertechnology, Inc.	146,784	3,405,389

9

	Shares	Value
Vishay Precision Group, Inc.(1)	9,719	$370,780
		9,201,872
Energy Equipment and Services — 2.7%
Archrock, Inc.	232,708	2,792,496
Exterran Corp.(1)	88,581	2,218,068
Mammoth Energy Services, Inc.(1)	6,353	215,748
Matrix Service Co.(1)	16,680	306,078
McDermott International, Inc.(1)	121,187	2,381,325
Newpark Resources, Inc.(1)	50,996	553,307
Smart Sand, Inc.(1)	164,005	870,867
Superior Energy Services, Inc.(1)	123,379	1,201,711
Unit Corp.(1)	38,288	978,641
		11,518,241
Equity Real Estate Investment Trusts (REITs) — 4.7%
Braemar Hotels & Resorts, Inc.	41,190	470,390
CareTrust REIT, Inc.	69,058	1,152,578
Chatham Lodging Trust	44,221	938,370
Chesapeake Lodging Trust	83,654	2,646,813
City Office REIT, Inc.	63,535	815,154
Front Yard Residential Corp.	100,220	1,044,292
InfraREIT, Inc.(1)	13,760	305,059
Investors Real Estate Trust	30,295	167,531
Mack-Cali Realty Corp.	11,459	232,389
MedEquities Realty Trust, Inc.	211,494	2,330,664
One Liberty Properties, Inc.	3,305	87,285
Pebblebrook Hotel Trust	71,929	2,790,845
PotlatchDeltic Corp.	56,340	2,864,889
PS Business Parks, Inc.	23,731	3,049,433
Select Income REIT	28,785	646,799
Terreno Realty Corp.	12,075	454,865
		19,997,356
Food and Staples Retailing — 0.7%
United Natural Foods, Inc.(1)	66,393	2,832,325
Food Products — 0.4%
Cal-Maine Foods, Inc.(1)	33,180	1,521,303
Health Care Equipment and Supplies — 4.5%
AngioDynamics, Inc.(1)	81,826	1,819,810
Atrion Corp.	268	160,639
CONMED Corp.	24,026	1,758,703
Globus Medical, Inc., Class A(1)	62,279	3,142,598
Haemonetics Corp.(1)	41,768	3,745,754
Integer Holdings Corp.(1)	48,842	3,157,635
Lantheus Holdings, Inc.(1)	32,470	472,439
LivaNova plc(1)	22,536	2,249,544
Orthofix International NV(1)	34,514	1,961,086
STAAR Surgical Co.(1)	25,841	801,071
		19,269,279

10

	Shares	Value
Health Care Providers and Services — 2.0%
Addus HomeCare Corp.(1)	3,892	$222,817
Amedisys, Inc.(1)	15,924	1,360,865
Molina Healthcare, Inc.(1)	9,030	884,398
Tenet Healthcare Corp.(1)	13,060	438,424
Tivity Health, Inc.(1)	70,994	2,498,989
WellCare Health Plans, Inc.(1)	12,504	3,078,985
		8,484,478
Hotels, Restaurants and Leisure — 1.1%
Bloomin' Brands, Inc.	29,569	594,337
Brinker International, Inc.	15,483	736,991
Eldorado Resorts, Inc.(1)	7,013	274,208
International Speedway Corp., Class A	59,213	2,646,821
Penn National Gaming, Inc.(1)	16,690	560,617
		4,812,974
Household Durables — 1.4%
Beazer Homes USA, Inc.(1)	71,996	1,061,941
La-Z-Boy, Inc.	15,116	462,550
M.D.C. Holdings, Inc.	48,734	1,499,545
Taylor Morrison Home Corp., Class A(1)	112,754	2,343,028
William Lyon Homes, Class A(1)	25,919	601,321
		5,968,385
Independent Power and Renewable Electricity Producers — 0.6%
NRG Yield, Inc., Class A	22,536	384,239
TerraForm Power, Inc., Class A	167,232	1,956,614
		2,340,853
Insurance — 1.9%
CNO Financial Group, Inc.	127,649	2,430,437
FBL Financial Group, Inc., Class A	1,684	132,615
Health Insurance Innovations, Inc., Class A(1)	73,317	2,371,805
Stewart Information Services Corp.	61,213	2,636,444
Universal Insurance Holdings, Inc.	14,845	521,059
		8,092,360
Internet and Direct Marketing Retail — 1.8%
Groupon, Inc.(1)	566,316	2,435,159
Nutrisystem, Inc.	58,051	2,234,963
Shutterfly, Inc.(1)	33,258	2,994,218
		7,664,340
Internet Software and Services — 5.5%
Appfolio, Inc., Class A(1)	9,861	603,000
Blucora, Inc.(1)	68,833	2,546,821
Care.com, Inc.(1)	122,015	2,547,673
Cornerstone OnDemand, Inc.(1)	14,853	704,478
Endurance International Group Holdings, Inc.(1)	151,060	1,503,047
Envestnet, Inc.(1)	53,674	2,949,386
Etsy, Inc.(1)	73,624	3,106,197
LivePerson, Inc.(1)	27,474	579,702

11

	Shares	Value
New Relic, Inc.(1)	21,550	$2,167,715
QuinStreet, Inc.(1)	211,139	2,681,465
SPS Commerce, Inc.(1)	16,090	1,182,293
Stamps.com, Inc.(1)	6,881	1,741,237
TechTarget, Inc.(1)	28,917	821,243
Web.com Group, Inc.(1)	5,651	146,078
		23,280,335
IT Services — 0.2%
Everi Holdings, Inc.(1)	100,183	721,318
Leisure Products — 1.2%
Malibu Boats, Inc., Class A(1)	69,789	2,926,951
MCBC Holdings, Inc.(1)	77,215	2,235,374
		5,162,325
Life Sciences Tools and Services — 0.9%
Luminex Corp.	48,470	1,431,319
Medpace Holdings, Inc.(1)	58,677	2,523,111
		3,954,430
Machinery — 3.0%
Columbus McKinnon Corp.	19,253	834,810
Commercial Vehicle Group, Inc.(1)	7,561	55,498
Global Brass & Copper Holdings, Inc.	68,733	2,154,780
Harsco Corp.(1)	106,669	2,357,385
Hillenbrand, Inc.	9,163	432,035
Hyster-Yale Materials Handling, Inc.	2,416	155,228
Kadant, Inc.	6,516	626,513
Meritor, Inc.(1)	102,549	2,109,433
SPX FLOW, Inc.(1)	21,519	941,887
TriMas Corp.(1)	45,938	1,350,577
Watts Water Technologies, Inc., Class A	21,690	1,700,496
		12,718,642
Marine — 0.1%
Genco Shipping & Trading Ltd.(1)	18,448	285,944
Media — 1.5%
Emerald Expositions Events, Inc.	15,543	320,186
Entravision Communications Corp., Class A	183,208	916,040
New Media Investment Group, Inc.	123,658	2,285,200
Nexstar Media Group, Inc., Class A	28,513	2,092,854
tronc, Inc.(1)	34,937	603,711
		6,217,991
Metals and Mining — 1.9%
Cleveland-Cliffs, Inc.(1)	48,287	407,059
Kaiser Aluminum Corp.	25,782	2,684,164
Schnitzer Steel Industries, Inc., Class A	85,038	2,865,781
Worthington Industries, Inc.	49,197	2,064,798
		8,021,802
Oil, Gas and Consumable Fuels — 1.6%
Delek US Holdings, Inc.	58,747	2,947,337

12

	Shares	Value
Evolution Petroleum Corp.	16,089	$158,477
NACCO Industries, Inc., Class A	33,050	1,115,437
Overseas Shipholding Group, Inc., Class A(1)	47,162	182,989
Peabody Energy Corp.	25,962	1,180,752
Teekay Corp.	120,009	930,070
W&T Offshore, Inc.(1)	26,582	190,061
		6,705,123
Paper and Forest Products — 0.8%
Louisiana-Pacific Corp.	125,343	3,411,837
Personal Products — 0.8%
Medifast, Inc.	16,537	2,648,566
Natural Health Trends Corp.	32,449	811,874
		3,460,440
Pharmaceuticals — 2.1%
ANI Pharmaceuticals, Inc.(1)	12,736	850,765
Aratana Therapeutics, Inc.(1)	15,920	67,660
Corcept Therapeutics, Inc.(1)	86,907	1,366,178
Depomed, Inc.(1)	147,455	983,525
Horizon Pharma plc(1)	87,208	1,444,164
Innoviva, Inc.(1)	103,729	1,431,460
Phibro Animal Health Corp., Class A	26,542	1,222,259
Supernus Pharmaceuticals, Inc.(1)	27,401	1,639,950
		9,005,961
Professional Services — 2.4%
ASGN, Inc.(1)	37,463	2,929,232
Barrett Business Services, Inc.	11,251	1,086,509
BG Staffing, Inc.	5,456	126,852
Heidrick & Struggles International, Inc.	60,919	2,132,165
ICF International, Inc.	4,825	342,816
Kforce, Inc.	31,128	1,067,691
TriNet Group, Inc.(1)	10,353	579,147
TrueBlue, Inc.(1)	67,277	1,813,115
		10,077,527
Real Estate Management and Development — 0.2%
Marcus & Millichap, Inc.(1)	17,375	677,799
RMR Group, Inc. (The), Class A	4,168	326,979
		1,004,778
Road and Rail — 1.8%
ArcBest Corp.	43,091	1,969,259
Avis Budget Group, Inc.(1)	44,818	1,456,585
Covenant Transportation Group, Inc., Class A(1)	27,172	855,918
USA Truck, Inc.(1)	6,734	158,047
Werner Enterprises, Inc.	69,571	2,612,391
YRC Worldwide, Inc.(1)	41,751	419,597
		7,471,797

13

	Shares	Value
Semiconductors and Semiconductor Equipment — 4.6%
Advanced Energy Industries, Inc.(1)	37,797	$2,195,628
Amkor Technology, Inc.(1)	158,438	1,360,982
Cabot Microelectronics Corp.	16,132	1,735,158
Cohu, Inc.	27,801	681,402
Diodes, Inc.(1)	70,379	2,425,964
Entegris, Inc.	85,453	2,896,857
Lattice Semiconductor Corp.(1)	65,745	431,287
MKS Instruments, Inc.	32,871	3,145,755
Nanometrics, Inc.(1)	62,890	2,226,935
Rudolph Technologies, Inc.(1)	46,916	1,388,714
SMART Global Holdings, Inc.(1)	27,170	865,908
		19,354,590
Software — 3.7%
A10 Networks, Inc.(1)	19,579	121,977
Aspen Technology, Inc.(1)	27,599	2,559,531
Fair Isaac Corp.(1)	12,587	2,433,319
Imperva, Inc.(1)	32,936	1,589,162
Model N, Inc.(1)	32,956	612,982
Pegasystems, Inc.	27,317	1,496,972
Progress Software Corp.	63,562	2,467,477
Rosetta Stone, Inc.(1)	24,045	385,441
Upland Software, Inc.(1)	9,312	320,054
Verint Systems, Inc.(1)	9,046	401,190
Zendesk, Inc.(1)	53,819	2,932,597
Zix Corp.(1)	104,452	562,996
		15,883,698
Specialty Retail — 4.1%
Abercrombie & Fitch Co., Class A	54,181	1,326,351
American Eagle Outfitters, Inc.	89,632	2,083,944
Asbury Automotive Group, Inc.(1)	37,164	2,547,592
Barnes & Noble Education, Inc.(1)	166,281	937,825
Buckle, Inc. (The)	90,167	2,425,492
Children's Place, Inc. (The)	2,914	352,011
Citi Trends, Inc.	5,026	137,913
Haverty Furniture Cos., Inc.	9,120	196,992
Hibbett Sports, Inc.(1)	83,871	1,920,646
Party City Holdco, Inc.(1)	159,147	2,426,992
Shoe Carnival, Inc.	22,464	728,957
Tailored Brands, Inc.	90,194	2,301,751
		17,386,466
Technology Hardware, Storage and Peripherals — 0.1%
Pure Storage, Inc., Class A(1)	18,463	440,896
Textiles, Apparel and Luxury Goods — 2.0%
Crocs, Inc.(1)	43,292	762,372
Deckers Outdoor Corp.(1)	27,870	3,146,244
Movado Group, Inc.	15,069	727,833
14

	Shares	Value
Oxford Industries, Inc.	23,605	$1,958,743
Perry Ellis International, Inc.(1)	76,539	2,079,565
		8,674,757
Thrifts and Mortgage Finance — 2.4%
Essent Group Ltd.(1)	73,349	2,627,361
Flagstar Bancorp, Inc.(1)	67,069	2,297,784
Meta Financial Group, Inc.	12,621	1,229,285
Nationstar Mortgage Holdings, Inc.(1)	63,715	1,116,924
TrustCo Bank Corp. NY	60,882	541,850
Washington Federal, Inc.	70,715	2,312,381
		10,125,585
Trading Companies and Distributors — 2.1%
Aircastle Ltd.	111,076	2,277,058
Applied Industrial Technologies, Inc.	44,272	3,105,681
Kaman Corp.	13,569	945,623
Rush Enterprises, Inc., Class A(1)	59,029	2,560,678
		8,889,040
Wireless Telecommunication Services — 0.1%
Spok Holdings, Inc.	38,772	583,519
TOTAL COMMON STOCKS (Cost $362,324,523)		421,950,470
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $1,949,163), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $1,910,093)		1,909,814
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $1,627,356), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $1,591,119)		1,591,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,639	2,639
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,503,453)		3,503,453
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $365,827,976)		425,453,923
OTHER ASSETS AND LIABILITIES — (0.3)%		(1,425,620)
TOTAL NET ASSETS — 100.0%		$424,028,303

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $365,827,976)	$425,453,923
Receivable for investments sold	7,322,237
Receivable for capital shares sold	19,381
Dividends and interest receivable	254,293
433,049,834

Liabilities
Payable for investments purchased	7,007,112
Payable for capital shares redeemed	2,014,419
9,021,531

Net Assets	$424,028,303

G Class Capital Shares, $0.01 Par Value
Shares authorized	340,000,000
Shares outstanding	41,767,057

Net Asset Value Per Share	$10.15

Net Assets Consist of:
Capital (par value and paid-in surplus)	$332,097,079
Undistributed net investment income	1,825,955
Undistributed net realized gain	30,479,322
Net unrealized appreciation	59,625,947
$424,028,303

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,765)	$4,201,338
Interest	37,272
4,238,610

Expenses:
Management fees	2,909,532
Directors' fees and expenses	27,141
Other expenses	6,450
2,943,123
Fees waived	(2,669,063)
274,060

Net investment income (loss)	3,964,550

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	44,140,621
Futures contract transactions	(151,170)
43,989,451

Change in net unrealized appreciation (depreciation) on investments	12,517,018

Net realized and unrealized gain (loss)	56,506,469

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,471,019

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$3,964,550	$2,388,947
Net realized gain (loss)	43,989,451	56,660,011
Change in net unrealized appreciation (depreciation)	12,517,018	23,760,498
Net increase (decrease) in net assets resulting from operations	60,471,019	82,809,456

Distributions to Shareholders
From net investment income	(2,762,976)	(2,490,014)
From net realized gains	(56,272,650)	—
Decrease in net assets from distributions	(59,035,626)	(2,490,014)

Capital Share Transactions
Proceeds from shares sold	29,785,693	74,053,520
Proceeds from reinvestment of distributions	59,035,626	2,490,014
Payments for shares redeemed	(105,178,093)	(110,250,526)
Net increase (decrease) in net assets from capital share transactions	(16,356,774)	(33,706,992)

Net increase (decrease) in net assets	(14,921,381)	46,612,450

Net Assets
Beginning of period	438,949,684	392,337,234
End of period	$424,028,303	$438,949,684

Undistributed net investment income	$1,825,955	$847,777

Transactions in Shares of the Fund
Sold	2,936,932	7,748,770
Issued in reinvestment of distributions	6,185,583	266,197
Redeemed	(10,098,030)	(11,379,065)
Net increase (decrease) in shares of the fund	(975,515)	(3,364,098)

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class (formerly Institutional Class).

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

19

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily

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based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended June 30, 2018 was 0.66% before waiver and 0.06% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,789,841 and $1,119,824, respectively. The effect of interfund transactions on the Statement of Operations was $134,618 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2018 were $433,997,343 and $510,830,891, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$421,950,470	—	—
Temporary Cash Investments	2,639	$3,500,814	—
	$421,953,109	$3,500,814	—

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6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2018, the effect of equity price risk derivative instruments on the Statement of Operations was $(151,170) in net realized gain (loss) on futures contract transactions.

7. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$4,543,376	$2,490,014
Long-term capital gains	$54,492,250	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$367,003,314
Gross tax appreciation of investments	$71,692,171
Gross tax depreciation of investments	(13,241,562)
Net tax appreciation (depreciation) of investments	$58,450,609
Undistributed ordinary income	$3,919,937
Accumulated long-term gains	$29,560,678

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class(3)
2018	$10.27	0.09	1.26	1.35	(0.06)	(1.41)	(1.47)	$10.15	14.13%	0.06%	0.66%	0.90%	0.30%	99%	$424,028
2017	$8.51	0.05	1.77	1.82	(0.06)	—	(0.06)	$10.27	21.42%	0.67%	0.67%	0.57%	0.57%	118%	$438,950
2016	$10.13	0.05	(0.89)	(0.84)	(0.05)	(0.73)	(0.78)	$8.51	(8.27)%	0.67%	0.67%	0.56%	0.56%	107%	$392,337
2015	$11.00	0.04	0.41	0.45	(0.03)	(1.29)	(1.32)	$10.13	5.12%	0.67%	0.67%	0.43%	0.43%	119%	$353,174
2014	$9.89	0.04	2.48	2.52	(0.04)	(1.37)	(1.41)	$11.00	26.77%	0.67%	0.67%	0.38%	0.38%	96%	$371,130

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Small Company Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five-year period and below its benchmark for the one-, three-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

29

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was the lowest of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

30

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.
For corporate taxpayers, the fund hereby designates $4,447,819, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.
The fund hereby designates $1,780,400 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2018.
The fund hereby designates $54,492,250 or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92998 1808

Annual Report

June 30, 2018

Small Company Fund
Investor Class (ASQIX)
I Class (ASCQX)
A Class (ASQAX)
C Class (ASQCX)
R Class (ASCRX)
R5 Class (ASQGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	13.18%	10.67%	8.47%	—	7/31/98
Russell 2000 Index	—	17.57%	12.45%	10.59%	—	—
I Class	ASCQX	13.42%	10.88%	8.69%	—	10/1/99
A Class	ASQAX					9/7/00
No sales charge		12.90%	10.40%	8.19%	—
With sales charge		6.39%	9.10%	7.55%	—
C Class	ASQCX	12.01%	9.57%	—	11.65%	3/1/10
R Class	ASCRX	12.56%	10.12%	7.93%	—	8/29/03
R5 Class	ASQGX	13.34%	—	—	12.13%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2018
Investor Class — $22,557

Russell 2000 Index — $27,387

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.87%	0.67%	1.12%	1.87%	1.37%	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Steven Rossi

Performance Summary

The Small Company Fund returned 13.18%* for the fiscal year ended June 30, 2018, compared with the 17.57% return of its benchmark, the Russell 2000 Index.

Small Company rose during the fiscal year, but trailed the return of its benchmark, the Russell 2000 Index. Small Company’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s valuation and growth factors detracted from relative results, while quality and sentiment insights were supportive. Stock choices in the industrials, health care, and energy sectors detracted from performance, while holdings in the consumer staples and consumer discretionary sectors benefited fund results.

Stock Choices Across Several Sectors Detracted From Relative Returns

Stock choices were the largest driver of the fund’s twelve-month results. Picks in the industrials sector detracted most from performance. Overweight positions in the machinery industry were other sources of weakness. Positions within the construction and engineering industry, in particular an overweight to Argan, also detracted. We have since exited the position. Elsewhere in the sector, an underweight to car rental company Avis Budget Group and an overweight to Aircastle also hurt relative returns.

Stock selection within health care also negatively affected the portfolio, particularly within the biotechnology industry. Overweights to companies such as Calithera Biosciences, MiMedx Group, and Akebia Therapeutics weighed on returns as the industry struggled for much of the period with worries about regulation and restrictions on pricing. Elsewhere in the sector, an underweight position in pharmaceuticals company Nektar Therapeutics weighed on relative results. We have since exited the position.

Within the energy sector, positioning within the energy equipment and services and oil, gas and consumable fuels industries detracted. Overweights to companies such as McDermott International and Smart Sand, among others, weighed on returns. Avoidance of several index holdings, which appreciated during the period, also detracted within the sector.

Consumer Sectors, Real Estate, and Financials Were Additive

In consumer staples, stock choices within the personal products industry were the largest drivers of positive returns. An overweight to diet and nutrition product company Medifast was among the top contributors for the period. A lack of exposure to poor-performing household products and beverages companies was also additive.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock selection within the consumer discretionary sector also helped relative results. Choices within the auto components industry were particularly helpful. An overweight to Stoneridge was among the top contributors to portfolio performance. In the internet software and services industry, online craft hub Etsy was also a top contributor. Elsewhere in the sector, overweights to Deckers Outdoor and Malibu Boats also boosted relative returns as a strong economic environment throughout the fiscal year supported consumer spending, which benefited these companies’ revenue growth.

Many areas of the real estate and financials sectors were hurt by rising rates and a flattening yield curve. In real estate, a relative lack of exposure to equity real estate investment trusts benefited returns. In financials, overweights to several capital markets companies such as Evercore and Houlihan Lokey were additive. We have since exited our position in Houlihan Lokey. A relative underweight to the banks and equity real estate investment trust industries also helped returns.

Portfolio Positioning

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result, our sector weights reflect where we are finding opportunities at a given time.

At period-end, the portfolio’s largest relative overweights were in the materials, consumer discretionary, and industrials sectors. Based on the solid scores across all four factors of our model, we believe the stocks in the materials sector offer favorable investment opportunities. We increased our exposure to the consumer discretionary sector over the course of the period, believing there are opportunities within the retailing and consumer durables and apparel industries. These industries score positively within our model, particularly for quality and sentiment. Conversely, we reduced our exposure to financials during the period. The sector is now among the largest relative underweight positions. We feel there is a comparative lack of opportunity in the sector, particularly within the banks and insurance industries, both of which score poorly for quality. The utilities sector also shows a lack of opportunity, scoring poorly for quality and growth. It was a significant relative underweight at period-end.

6

Fund Characteristics

JUNE 30, 2018
Top Ten Holdings	% of net assets
Haemonetics Corp.	0.9%
Ingevity Corp.	0.8%
Adtalem Global Education, Inc.	0.8%
Vishay Intertechnology, Inc.	0.8%
Louisiana-Pacific Corp.	0.8%
Vonage Holdings Corp.	0.8%
KEMET Corp.	0.8%
Curtiss-Wright Corp.	0.8%
Integer Holdings Corp.	0.8%
MSA Safety, Inc.	0.8%

Top Five Industries	% of net assets
Banks	8.3%
Internet Software and Services	5.5%
Biotechnology	5.2%
Equity Real Estate Investment Trusts (REITs)	4.7%
Health Care Equipment and Supplies	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.1%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,050.70	$4.37	0.86%
I Class	$1,000	$1,051.70	$3.36	0.66%
A Class	$1,000	$1,049.20	$5.64	1.11%
C Class	$1,000	$1,045.50	$9.43	1.86%
R Class	$1,000	$1,047.50	$6.90	1.36%
R5 Class	$1,000	$1,051.70	$3.36	0.66%
Hypothetical
Investor Class	$1,000	$1,020.53	$4.31	0.86%
I Class	$1,000	$1,021.52	$3.31	0.66%
A Class	$1,000	$1,019.29	$5.56	1.11%
C Class	$1,000	$1,015.57	$9.30	1.86%
R Class	$1,000	$1,018.05	$6.81	1.36%
R5 Class	$1,000	$1,021.52	$3.31	0.66%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 100.1%
Aerospace and Defense — 1.1%
Curtiss-Wright Corp.	42,211	$5,023,953
Moog, Inc., Class A	24,918	1,942,607
		6,966,560
Air Freight and Logistics — 0.1%
Forward Air Corp.	12,031	710,791
Auto Components — 0.7%
Stoneridge, Inc.(1)	123,334	4,333,957
Banks — 8.3%
Bancorp, Inc. (The)(1)	318,153	3,327,880
Bank of NT Butterfield & Son Ltd. (The)	86,445	3,952,265
Boston Private Financial Holdings, Inc.	57,090	907,731
Camden National Corp.	14,469	661,378
Central Pacific Financial Corp.	129,334	3,705,419
Customers Bancorp, Inc.(1)	104,321	2,960,630
Enterprise Financial Services Corp.	58,904	3,177,871
Financial Institutions, Inc.	45,088	1,483,395
First Citizens BancShares, Inc., Class A	11,416	4,604,073
First Interstate Bancsystem, Inc., Class A	34,900	1,472,780
Franklin Financial Network, Inc.(1)	111,968	4,209,997
Heartland Financial USA, Inc.	11,210	614,869
Heritage Commerce Corp.	42,183	716,689
Hilltop Holdings, Inc.	167,587	3,698,645
Independent Bank Corp.	75,106	1,915,203
International Bancshares Corp.	104,880	4,488,864
MB Financial, Inc.	24,617	1,149,614
OFG Bancorp	129,585	1,820,669
Southside Bancshares, Inc.	6,326	213,060
Trico Bancshares	26,866	1,006,132
UMB Financial Corp.	57,192	4,359,746
United Community Banks, Inc.	144,157	4,421,295
		54,868,205
Biotechnology — 5.2%
Akebia Therapeutics, Inc.(1)	183,887	1,835,192
Amicus Therapeutics, Inc.(1)	139,191	2,174,163
Ardelyx, Inc.(1)	56,811	210,201
Calithera Biosciences, Inc.(1)	299,684	1,498,420
ChemoCentryx, Inc.(1)	89,592	1,179,927
CytomX Therapeutics, Inc.(1)	82,783	1,892,419
Emergent BioSolutions, Inc.(1)	47,670	2,406,858
Enanta Pharmaceuticals, Inc.(1)	17,747	2,056,877
Exelixis, Inc.(1)	91,186	1,962,323

10

	Shares	Value
Genomic Health, Inc.(1)	39,117	$1,971,497
Halozyme Therapeutics, Inc.(1)	143,217	2,416,071
Ligand Pharmaceuticals, Inc.(1)	13,275	2,750,182
Loxo Oncology, Inc.(1)	17,055	2,958,701
MiMedx Group, Inc.(1)	71,567	457,313
Pieris Pharmaceuticals, Inc.(1)	251,921	1,277,240
Protagonist Therapeutics, Inc.(1)	77,868	523,273
PTC Therapeutics, Inc.(1)	50,670	1,709,099
Puma Biotechnology, Inc.(1)	9,627	569,437
REGENXBIO, Inc.(1)	8,613	617,983
Retrophin, Inc.(1)	52,256	1,424,499
Sangamo Therapeutics, Inc.(1)	144,927	2,057,963
Vanda Pharmaceuticals, Inc.(1)	32,523	619,563
		34,569,201
Building Products — 0.3%
Patrick Industries, Inc.(1)	21,009	1,194,362
Universal Forest Products, Inc.	20,463	749,355
		1,943,717
Capital Markets — 2.0%
Artisan Partners Asset Management, Inc., Class A	38,053	1,147,298
BrightSphere Investment Group plc	130,490	1,860,787
Evercore, Inc., Class A	43,757	4,614,175
Investment Technology Group, Inc.	22,278	466,056
Piper Jaffray Cos.	52,608	4,042,925
Stifel Financial Corp.	24,719	1,291,568
		13,422,809
Chemicals — 3.7%
Chemours Co. (The)	70,376	3,121,879
FutureFuel Corp.	8,446	118,328
Ingevity Corp.(1)	68,498	5,538,748
KMG Chemicals, Inc.	26,356	1,944,546
Koppers Holdings, Inc.(1)	33,237	1,274,639
Kraton Corp.(1)	80,320	3,705,965
Kronos Worldwide, Inc.	28,215	635,684
Minerals Technologies, Inc.	44,024	3,317,208
OMNOVA Solutions, Inc.(1)	116,745	1,214,148
Stepan Co.	42,352	3,303,880
		24,175,025
Commercial Services and Supplies — 3.8%
ACCO Brands Corp.	243,301	3,369,719
Brady Corp., Class A	108,689	4,189,961
Deluxe Corp.	29,999	1,986,234
Herman Miller, Inc.	111,462	3,778,562
McGrath RentCorp	20,802	1,316,143
MSA Safety, Inc.	52,012	5,010,836
Quad/Graphics, Inc.	158,156	3,294,389

11

	Shares	Value
SP Plus Corp.(1)	60,237	$2,240,816
		25,186,660
Communications Equipment — 1.0%
Aerohive Networks, Inc.(1)	42,458	168,558
Ciena Corp.(1)	93,926	2,489,978
Comtech Telecommunications Corp.	9,441	300,979
Extreme Networks, Inc.(1)	155,367	1,236,722
InterDigital, Inc.	29,758	2,407,422
		6,603,659
Construction and Engineering — 1.5%
EMCOR Group, Inc.	62,966	4,796,750
KBR, Inc.	50,374	902,702
Primoris Services Corp.	146,855	3,998,862
Sterling Construction Co., Inc.(1)	15,700	204,571
		9,902,885
Consumer Finance — 0.5%
Enova International, Inc.(1)	88,745	3,243,630
Containers and Packaging — 0.6%
Greif, Inc., Class A	67,708	3,581,076
Myers Industries, Inc.	11,241	215,827
		3,796,903
Diversified Consumer Services — 1.3%
Adtalem Global Education, Inc.(1)	115,101	5,536,358
Grand Canyon Education, Inc.(1)	25,055	2,796,389
K12, Inc.(1)	2,647	43,331
		8,376,078
Diversified Financial Services — 0.5%
On Deck Capital, Inc.(1)	499,698	3,497,886
Diversified Telecommunication Services — 0.9%
Frontier Communications Corp.	110,108	590,179
Ooma, Inc.(1)	17,295	244,724
Vonage Holdings Corp.(1)	403,431	5,200,226
		6,035,129
Electric Utilities — 0.3%
Portland General Electric Co.	35,591	1,521,871
Spark Energy, Inc., Class A	27,481	267,940
		1,789,811
Electrical Equipment — 1.0%
Atkore International Group, Inc.(1)	85,973	1,785,659
Generac Holdings, Inc.(1)	91,357	4,725,898
		6,511,557
Electronic Equipment, Instruments and Components — 2.2%
Electro Scientific Industries, Inc.(1)	197,712	3,117,918
KEMET Corp.(1)	210,928	5,093,911
Tech Data Corp.(1)	4,396	361,000
TTM Technologies, Inc.(1)	102	1,799
Vishay Intertechnology, Inc.	232,606	5,396,459

12

	Shares	Value
Vishay Precision Group, Inc.(1)	14,555	$555,273
		14,526,360
Energy Equipment and Services — 2.7%
Archrock, Inc.	361,773	4,341,276
Exterran Corp.(1)	138,896	3,477,956
Mammoth Energy Services, Inc.(1)	9,875	335,355
Matrix Service Co.(1)	24,133	442,841
McDermott International, Inc.(1)	193,487	3,802,019
Newpark Resources, Inc.(1)	77,995	846,246
Smart Sand, Inc.(1)	261,740	1,389,839
Superior Energy Services, Inc.(1)	196,928	1,918,079
Unit Corp.(1)	62,438	1,595,915
		18,149,526
Equity Real Estate Investment Trusts (REITs) — 4.7%
Braemar Hotels & Resorts, Inc.	67,070	765,939
CareTrust REIT, Inc.	108,741	1,814,887
Chatham Lodging Trust	66,590	1,413,040
Chesapeake Lodging Trust	129,774	4,106,049
City Office REIT, Inc.	88,963	1,141,395
Front Yard Residential Corp.	159,143	1,658,270
InfraREIT, Inc.(1)	22,265	493,615
Investors Real Estate Trust	54,796	303,022
Mack-Cali Realty Corp.	21,299	431,944
MedEquities Realty Trust, Inc.	332,574	3,664,965
One Liberty Properties, Inc.	7,077	186,904
Pebblebrook Hotel Trust	113,999	4,423,161
PotlatchDeltic Corp.	87,570	4,452,935
PS Business Parks, Inc.	37,053	4,761,311
Select Income REIT	47,674	1,071,235
Terreno Realty Corp.	15,854	597,220
		31,285,892
Food and Staples Retailing — 0.7%
United Natural Foods, Inc.(1)	103,562	4,417,955
Food Products — 0.4%
Cal-Maine Foods, Inc.(1)	51,935	2,381,220
Health Care Equipment and Supplies — 4.6%
AngioDynamics, Inc.(1)	131,083	2,915,286
Atrion Corp.	371	222,377
CONMED Corp.	37,634	2,754,809
Globus Medical, Inc., Class A(1)	96,916	4,890,381
Haemonetics Corp.(1)	65,914	5,911,168
Integer Holdings Corp.(1)	77,543	5,013,155
Lantheus Holdings, Inc.(1)	52,842	768,851
LivaNova plc(1)	37,002	3,693,540
Orthofix International NV(1)	54,639	3,104,588
STAAR Surgical Co.(1)	41,164	1,276,084
		30,550,239

13

	Shares	Value
Health Care Providers and Services — 2.0%
Addus HomeCare Corp.(1)	5,867	$335,886
Amedisys, Inc.(1)	24,980	2,134,791
Molina Healthcare, Inc.(1)	14,308	1,401,325
Tenet Healthcare Corp.(1)	21,047	706,548
Tivity Health, Inc.(1)	110,263	3,881,257
WellCare Health Plans, Inc.(1)	19,311	4,755,141
		13,214,948
Hotels, Restaurants and Leisure — 1.1%
Bloomin' Brands, Inc.	51,721	1,039,592
Brinker International, Inc.	24,629	1,172,340
Eldorado Resorts, Inc.(1)	10,880	425,408
International Speedway Corp., Class A	90,331	4,037,796
Penn National Gaming, Inc.(1)	27,271	916,033
		7,591,169
Household Durables — 1.4%
Beazer Homes USA, Inc.(1)	109,688	1,617,898
La-Z-Boy, Inc.	24,745	757,197
M.D.C. Holdings, Inc.	77,560	2,386,521
Taylor Morrison Home Corp., Class A(1)	178,512	3,709,480
William Lyon Homes, Class A(1)	40,021	928,487
		9,399,583
Independent Power and Renewable Electricity Producers — 0.6%
NRG Yield, Inc., Class A	35,494	605,173
TerraForm Power, Inc., Class A	263,321	3,080,855
		3,686,028
Insurance — 1.9%
CNO Financial Group, Inc.	197,014	3,751,147
FBL Financial Group, Inc., Class A	2,991	235,541
Health Insurance Innovations, Inc., Class A(1)	115,099	3,723,453
Stewart Information Services Corp.	96,258	4,145,832
Universal Insurance Holdings, Inc.	22,970	806,247
		12,662,220
Internet and Direct Marketing Retail — 1.8%
Groupon, Inc.(1)	887,549	3,816,460
Nutrisystem, Inc.	92,020	3,542,770
Shutterfly, Inc.(1)	51,493	4,635,915
		11,995,145
Internet Software and Services — 5.5%
Appfolio, Inc., Class A(1)	16,229	992,403
Blucora, Inc.(1)	106,895	3,955,115
Care.com, Inc.(1)	191,627	4,001,172
Cornerstone OnDemand, Inc.(1)	22,127	1,049,484
Endurance International Group Holdings, Inc.(1)	235,897	2,347,175
Envestnet, Inc.(1)	84,983	4,669,816
Etsy, Inc.(1)	116,576	4,918,342
LivePerson, Inc.(1)	42,049	887,234

14

	Shares	Value
New Relic, Inc.(1)	34,466	$3,466,935
QuinStreet, Inc.(1)	327,357	4,157,434
SPS Commerce, Inc.(1)	26,000	1,910,480
Stamps.com, Inc.(1)	10,484	2,652,976
TechTarget, Inc.(1)	45,613	1,295,409
Web.com Group, Inc.(1)	12,351	319,273
		36,623,248
IT Services — 0.2%
Everi Holdings, Inc.(1)	148,366	1,068,235
Leisure Products — 1.2%
Malibu Boats, Inc., Class A(1)	109,791	4,604,634
MCBC Holdings, Inc.(1)	120,868	3,499,129
		8,103,763
Life Sciences Tools and Services — 0.9%
Luminex Corp.	72,541	2,142,136
Medpace Holdings, Inc.(1)	92,616	3,982,488
		6,124,624
Machinery — 3.0%
Columbus McKinnon Corp.	30,983	1,343,423
Commercial Vehicle Group, Inc.(1)	13,212	96,976
Global Brass & Copper Holdings, Inc.	106,454	3,337,333
Harsco Corp.(1)	165,519	3,657,970
Hillenbrand, Inc.	16,499	777,928
Hyster-Yale Materials Handling, Inc.	2,442	156,898
Kadant, Inc.	10,533	1,012,748
Meritor, Inc.(1)	162,567	3,344,003
SPX FLOW, Inc.(1)	33,352	1,459,817
TriMas Corp.(1)	73,116	2,149,610
Watts Water Technologies, Inc., Class A	34,539	2,707,858
		20,044,564
Marine — 0.1%
Genco Shipping & Trading Ltd.(1)	28,070	435,085
Media — 1.5%
Emerald Expositions Events, Inc.	25,090	516,854
Entravision Communications Corp., Class A	299,790	1,498,950
New Media Investment Group, Inc.	195,769	3,617,811
Nexstar Media Group, Inc., Class A	44,720	3,282,448
tronc, Inc.(1)	57,460	992,909
		9,908,972
Metals and Mining — 1.9%
Cleveland-Cliffs, Inc.(1)	79,352	668,938
Kaiser Aluminum Corp.	40,348	4,200,630
Schnitzer Steel Industries, Inc., Class A	134,157	4,521,091
Worthington Industries, Inc.	77,491	3,252,297
		12,642,956
Oil, Gas and Consumable Fuels — 1.6%
Delek US Holdings, Inc.	92,832	4,657,381

15

	Shares	Value
Evolution Petroleum Corp.	22,541	$222,029
NACCO Industries, Inc., Class A	52,946	1,786,928
Overseas Shipholding Group, Inc., Class A(1)	74,148	287,694
Peabody Energy Corp.	38,902	1,769,263
Teekay Corp.	187,450	1,452,738
W&T Offshore, Inc.(1)	40,847	292,056
		10,468,089
Paper and Forest Products — 0.8%
Louisiana-Pacific Corp.	196,034	5,336,045
Personal Products — 0.8%
Medifast, Inc.	25,598	4,099,776
Natural Health Trends Corp.	50,924	1,274,118
		5,373,894
Pharmaceuticals — 2.1%
ANI Pharmaceuticals, Inc.(1)	19,690	1,315,292
Aratana Therapeutics, Inc.(1)	24,993	106,220
Corcept Therapeutics, Inc.(1)	134,346	2,111,919
Depomed, Inc.(1)	233,779	1,559,306
Horizon Pharma plc(1)	130,375	2,159,010
Innoviva, Inc.(1)	160,452	2,214,238
Phibro Animal Health Corp., Class A	42,706	1,966,611
Supernus Pharmaceuticals, Inc.(1)	43,181	2,584,383
		14,016,979
Professional Services — 2.4%
ASGN, Inc.(1)	57,861	4,524,152
Barrett Business Services, Inc.	17,518	1,691,713
BG Staffing, Inc.	7,529	175,049
Heidrick & Struggles International, Inc.	95,227	3,332,945
ICF International, Inc.	9,110	647,265
Kforce, Inc.	48,129	1,650,825
TriNet Group, Inc.(1)	15,466	865,168
TrueBlue, Inc.(1)	105,342	2,838,967
		15,726,084
Real Estate Management and Development — 0.2%
Marcus & Millichap, Inc.(1)	26,959	1,051,670
RMR Group, Inc. (The), Class A	5,957	467,327
		1,518,997
Road and Rail — 1.8%
ArcBest Corp.	67,088	3,065,922
Avis Budget Group, Inc.(1)	68,504	2,226,380
Covenant Transportation Group, Inc., Class A(1)	40,028	1,260,882
USA Truck, Inc.(1)	9,486	222,636
Werner Enterprises, Inc.	109,712	4,119,685
YRC Worldwide, Inc.(1)	68,795	691,390
		11,586,895

16

	Shares	Value
Semiconductors and Semiconductor Equipment — 4.5%
Advanced Energy Industries, Inc.(1)	59,235	$3,440,961
Amkor Technology, Inc.(1)	249,869	2,146,375
Cabot Microelectronics Corp.	25,090	2,698,680
Cohu, Inc.	45,642	1,118,686
Diodes, Inc.(1)	109,619	3,778,567
Entegris, Inc.	129,617	4,394,016
Lattice Semiconductor Corp.(1)	101,268	664,318
MKS Instruments, Inc.	49,258	4,713,991
Nanometrics, Inc.(1)	99,035	3,506,829
Rudolph Technologies, Inc.(1)	75,792	2,243,443
SMART Global Holdings, Inc.(1)	42,584	1,357,152
		30,063,018
Software — 3.7%
A10 Networks, Inc.(1)	38,260	238,360
Aspen Technology, Inc.(1)	43,179	4,004,421
Fair Isaac Corp.(1)	17,559	3,394,506
Imperva, Inc.(1)	51,120	2,466,540
Model N, Inc.(1)	51,249	953,231
Pegasystems, Inc.	43,804	2,400,459
Progress Software Corp.	100,158	3,888,134
Rosetta Stone, Inc.(1)	44,068	706,410
Upland Software, Inc.(1)	14,932	513,213
Verint Systems, Inc.(1)	15,183	673,366
Zendesk, Inc.(1)	83,721	4,561,957
Zix Corp.(1)	161,236	869,062
		24,669,659
Specialty Retail — 4.1%
Abercrombie & Fitch Co., Class A	85,022	2,081,338
American Eagle Outfitters, Inc.	140,692	3,271,089
Asbury Automotive Group, Inc.(1)	57,318	3,929,149
Barnes & Noble Education, Inc.(1)	264,378	1,491,092
Buckle, Inc. (The)	140,809	3,787,762
Children's Place, Inc. (The)	4,382	529,346
Citi Trends, Inc.	8,634	236,917
Haverty Furniture Cos., Inc.	12,623	272,657
Hibbett Sports, Inc.(1)	131,136	3,003,014
Party City Holdco, Inc.(1)	247,864	3,779,926
Shoe Carnival, Inc.	34,697	1,125,918
Tailored Brands, Inc.	141,159	3,602,378
		27,110,586
Technology Hardware, Storage and Peripherals — 0.1%
Pure Storage, Inc., Class A(1)	29,491	704,245
Textiles, Apparel and Luxury Goods — 2.1%
Crocs, Inc.(1)	66,773	1,175,873
Deckers Outdoor Corp.(1)	43,950	4,961,515
Movado Group, Inc.	23,590	1,139,397

17

	Shares	Value
Oxford Industries, Inc.	37,399	$3,103,369
Perry Ellis International, Inc.(1)	118,473	3,218,911
		13,599,065
Thrifts and Mortgage Finance — 2.4%
Essent Group Ltd.(1)	114,922	4,116,506
Flagstar Bancorp, Inc.(1)	100,989	3,459,883
Meta Financial Group, Inc.	20,400	1,986,960
Nationstar Mortgage Holdings, Inc.(1)	98,832	1,732,525
Trustco Bank Corp. NY	110,081	979,721
Washington Federal, Inc.	102,333	3,346,289
		15,621,884
Tobacco — 0.1%
Turning Point Brands, Inc.	15,075	480,893
Trading Companies and Distributors — 2.1%
Aircastle Ltd.	174,229	3,571,694
Applied Industrial Technologies, Inc.	69,731	4,891,630
Kaman Corp.	21,113	1,471,365
Rush Enterprises, Inc., Class A(1)	93,326	4,048,482
		13,983,171
Wireless Telecommunication Services — 0.1%
Spok Holdings, Inc.	56,316	847,556
TOTAL COMMON STOCKS (Cost $574,796,967)		661,853,255
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $365,022), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $357,705)		357,653
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $305,442), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $298,022)		298,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	452	452
TOTAL TEMPORARY CASH INVESTMENTS (Cost $656,105)		656,105
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $575,453,072)		662,509,360
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,471,079)
TOTAL NET ASSETS — 100.0%		$661,038,281

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $575,453,072)	$662,509,360
Receivable for investments sold	11,763,662
Receivable for capital shares sold	79,599
Dividends and interest receivable	402,260
674,754,881

Liabilities
Payable for investments purchased	11,018,548
Payable for capital shares redeemed	2,200,618
Accrued management fees	484,074
Distribution and service fees payable	13,360
13,716,600

Net Assets	$661,038,281

Net Assets Consist of:
Capital (par value and paid-in surplus)	$536,768,993
Undistributed net investment income	144,806
Undistributed net realized gain	37,068,194
Net unrealized appreciation	87,056,288
$661,038,281

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$592,614,862	36,656,168	$16.17
I Class, $0.01 Par Value	$27,212,737	1,673,831	$16.26
A Class, $0.01 Par Value	$23,970,329	1,518,920	$15.78*
C Class, $0.01 Par Value	$1,988,875	131,207	$15.16
R Class, $0.01 Par Value	$15,038,369	973,294	$15.45
R5 Class, $0.01 Par Value	$213,109	13,099	$16.27
*Maximum offering price $16.74 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,257)	$6,564,802
Interest	53,678
6,618,480

Expenses:
Management fees	5,784,014
Distribution and service fees:
A Class	68,348
C Class	18,148
R Class	81,841
Directors' fees and expenses	41,543
Other expenses	974
5,994,868

Net investment income (loss)	623,612

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	54,034,732
Futures contract transactions	455,241
54,489,973

Change in net unrealized appreciation (depreciation) on investments	29,995,696

Net realized and unrealized gain (loss)	84,485,669

Net Increase (Decrease) in Net Assets Resulting from Operations	$85,109,281

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$623,612	$2,362,622
Net realized gain (loss)	54,489,973	107,264,915
Change in net unrealized appreciation (depreciation)	29,995,696	25,400,140
Net increase (decrease) in net assets resulting from operations	85,109,281	135,027,677

Distributions to Shareholders
From net investment income:
Investor Class	(785,449)	(2,297,524)
I Class	(64,889)	(198,792)
A Class	—	(54,373)
R5 Class	(11)	—
From net realized gains:
Investor Class	(29,880,393)	—
I Class	(1,245,832)	—
A Class	(1,379,611)	—
C Class	(87,493)	—
R Class	(829,884)	—
R5 Class	(5,641)	—
Decrease in net assets from distributions	(34,279,203)	(2,550,689)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(60,229,187)	(202,281,383)

Net increase (decrease) in net assets	(9,399,109)	(69,804,395)

Net Assets
Beginning of period	670,437,390	740,241,785
End of period	$661,038,281	$670,437,390

Undistributed net investment income	$144,806	$742,164

See Notes to Financial Statements.

21

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing primarily in common stocks of small companies.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

22

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

23

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 13% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.5380% to 0.7200%	0.2500% to 0.3100%	0.86%
I Class		0.0500% to 0.1100%	0.66%
A Class		0.2500% to 0.3100%	0.86%
C Class		0.2500% to 0.3100%	0.86%
R Class		0.2500% to 0.3100%	0.86%
R5 Class		0.0500% to 0.1100%	0.66%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,810,626 and $740,582, respectively. The effect of interfund transactions on the Statement of Operations was $141,762 in net realized gain (loss) on investment transactions.

24

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2018 were $617,372,243 and $705,190,727, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2018		Year ended June 30, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	340,000,000		340,000,000
Sold	7,270,277	$111,592,178	4,269,043	$59,905,387
Issued in reinvestment of distributions	1,991,057	30,226,281	167,883	2,272,354
Redeemed	(12,109,286)	(189,122,443)	(17,472,669)	(239,897,722)
	(2,847,952)	(47,303,984)	(13,035,743)	(177,719,981)
I Class/Shares Authorized	35,000,000		35,000,000
Sold	538,945	8,483,548	635,020	9,184,764
Issued in reinvestment of distributions	85,455	1,303,311	14,703	198,717
Redeemed	(661,717)	(10,287,095)	(1,661,935)	(22,580,690)
	(37,317)	(500,236)	(1,012,212)	(13,197,209)
A Class/Shares Authorized	35,000,000		35,000,000
Sold	249,098	3,779,255	617,311	8,519,411
Issued in reinvestment of distributions	77,935	1,156,559	3,570	46,715
Redeemed	(955,491)	(14,557,608)	(1,357,649)	(18,976,416)
	(628,458)	(9,621,794)	(736,768)	(10,410,290)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	30,730	452,208	42,301	582,739
Issued in reinvestment of distributions	5,737	82,103	—	—
Redeemed	(24,649)	(363,944)	(60,067)	(828,370)
	11,818	170,367	(17,766)	(245,631)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	271,949	4,056,105	406,701	5,613,958
Issued in reinvestment of distributions	46,547	677,257	—	—
Redeemed	(525,637)	(7,911,493)	(464,861)	(6,327,230)
	(207,141)	(3,178,131)	(58,160)	(713,272)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	12,393	198,939	336	5,000
Issued in reinvestment of distributions	370	5,652	—	—
	12,763	204,591	336	5,000
Net increase (decrease)	(3,696,287)	$(60,229,187)	(14,860,313)	$(202,281,383)

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the R5 Class.

25

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$661,853,255	—	—
Temporary Cash Investments	452	$655,653	—
	$661,853,707	$655,653	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2018, the effect of equity price risk derivative instruments on the Statement of Operations was $455,241 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

26

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$850,349	$2,550,689
Long-term capital gains	$33,428,854	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$575,518,273
Gross tax appreciation of investments	$108,874,052
Gross tax depreciation of investments	(21,882,965)
Net tax appreciation (depreciation) of investments	$86,991,087
Undistributed ordinary income	$375,686
Accumulated long-term gains	$36,902,515

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the return of capital dividends received.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$15.04	0.02	1.91	1.93	(0.02)	(0.78)	(0.80)	$16.17	13.18%	0.86%	0.11%	92%	$592,615
2017	$12.46	0.05	2.58	2.63	(0.05)	—	(0.05)	$15.04	21.19%	0.87%	0.37%	90%	$594,198
2016	$13.68	0.04	(1.22)	(1.18)	(0.04)	—	(0.04)	$12.46	(8.63)%	0.88%	0.36%	93%	$654,517
2015	$13.10	0.03	0.56	0.59	(0.01)	—	(0.01)	$13.68	4.51%	0.87%	0.25%	100%	$464,592
2014	$10.36	0.02	2.75	2.77	(0.03)	—	(0.03)	$13.10	26.79%	0.87%	0.18%	83%	$342,090
I Class
2018	$15.11	0.05	1.92	1.97	(0.04)	(0.78)	(0.82)	$16.26	13.42%	0.66%	0.31%	92%	$27,213
2017	$12.52	0.08	2.59	2.67	(0.08)	—	(0.08)	$15.11	21.41%	0.67%	0.57%	90%	$25,863
2016	$13.76	0.07	(1.24)	(1.17)	(0.07)	—	(0.07)	$12.52	(8.50)%	0.68%	0.56%	93%	$34,094
2015	$13.15	0.06	0.57	0.63	(0.02)	—	(0.02)	$13.76	4.77%	0.67%	0.45%	100%	$39,483
2014	$10.41	0.05	2.76	2.81	(0.07)	—	(0.07)	$13.15	27.02%	0.67%	0.38%	83%	$39,805
A Class
2018	$14.72	(0.02)	1.86	1.84	—	(0.78)	(0.78)	$15.78	12.90%	1.11%	(0.14)%	92%	$23,970
2017	$12.19	0.02	2.53	2.55	(0.02)	—	(0.02)	$14.72	20.85%	1.12%	0.12%	90%	$31,600
2016	$13.39	0.01	(1.20)	(1.19)	(0.01)	—	(0.01)	$12.19	(8.89)%	1.13%	0.11%	93%	$35,153
2015	$12.84	—(3)	0.55	0.55	—(3)	—	—(3)	$13.39	4.30%	1.12%	0.00%(4)	100%	$47,471
2014	$10.15	(0.01)	2.70	2.69	—(3)	—	—(3)	$12.84	26.54%	1.12%	(0.07)%	83%	$38,437

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$14.27	(0.13)	1.80	1.67	—	(0.78)	(0.78)	$15.16	12.01%	1.86%	(0.89)%	92%	$1,989
2017	$11.89	(0.08)	2.46	2.38	—	—	—	$14.27	20.02%	1.87%	(0.63)%	90%	$1,703
2016	$13.15	(0.07)	(1.19)	(1.26)	—	—	—	$11.89	(9.58)%	1.88%	(0.64)%	93%	$1,631
2015	$12.70	(0.09)	0.54	0.45	—	—	—	$13.15	3.54%	1.87%	(0.75)%	100%	$1,212
2014	$10.12	(0.10)	2.68	2.58	—	—	—	$12.70	25.49%	1.87%	(0.82)%	83%	$685
R Class
2018	$14.46	(0.06)	1.83	1.77	—	(0.78)	(0.78)	$15.45	12.56%	1.36%	(0.39)%	92%	$15,038
2017	$11.99	(0.02)	2.49	2.47	—	—	—	$14.46	20.60%	1.37%	(0.13)%	90%	$17,067
2016	$13.19	(0.01)	(1.19)	(1.20)	—	—	—	$11.99	(9.10)%	1.38%	(0.14)%	93%	$14,847
2015	$12.68	(0.03)	0.54	0.51	—	—	—	$13.19	4.02%	1.37%	(0.25)%	100%	$5,185
2014	$10.05	(0.04)	2.67	2.63	—	—	—	$12.68	26.17%	1.37%	(0.32)%	83%	$2,743
R5 Class
2018	$15.12	0.06	1.90	1.96	(0.03)	(0.78)	(0.81)	$16.27	13.34%	0.66%	0.31%	92%	$213
2017(5)	$14.90	0.02	0.20	0.22	—	—	—	$15.12	1.48%	0.67%(6)	0.51%(6)	90%(7)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

(5)	April 10, 2017 (commencement of sale) through June 30, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Company Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

31

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

34

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

35

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five-year period and below its benchmark for the one-, three-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

36

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was the lowest of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

37

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.
For corporate taxpayers, the fund hereby designates $850,349, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.
The fund hereby designates $36,758,781, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.
The fund hereby designates $14,887 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2018.
The fund utilized earnings and profits of $3,361,127 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92992 1808

Annual Report

June 30, 2018

Utilities Fund
Investor Class (BULIX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility’s Return Challenged Financial Markets

Broad U.S. and global stock market indices generally rallied for the first half of the 12-month period. A favorable backdrop of robust corporate earnings results, improving global economic growth, and relatively low interest rates, combined with the effects of U.S. tax reform, drove stock prices higher. For the six months ended December 31, 2017, U.S. stocks (S&P 500 Index) returned 11.42%. U.S. bond returns were also positive, but much more subdued, as the Federal Reserve (the Fed) continued its rate-normalization efforts and interest rates edged higher. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.24% for the six-month period.

In early February, a force that was largely dormant during 2017—volatility—re-emerged, as better-than-expected economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. Economic data released in subsequent months were more in line with market expectations, while corporate earnings results remained healthy. These factors helped calm the market unrest, and stocks generally recovered their earlier losses. Nevertheless, rising interest rates, geopolitical tensions, and the mounting threat of a global trade war continued to provide periodic headwinds for investors.

Despite the return of volatility, U.S. stocks (S&P 500 Index) gained14.37% for the 12-month period. Meanwhile, rising U.S. Treasury yields, particularly in the second half of the period, took a toll on bonds and other interest-rate-sensitive investments, including gold, utilities stocks, and real estate investment trusts (REITs). Investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned -0.40% for the 12 months.

With volatility resurfacing, inflationary pressures building, Treasury yields rising, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BULIX	-0.06%	7.61%	5.95%	3/1/93
Russell 3000 Utilities Index	—	3.27%	8.21%	6.89%	—
S&P 500 Index	—	14.37%	13.41%	10.16%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2008

Value on June 30, 2018
Investor Class — $17,823

Russell 3000 Utilities Index — $19,470

S&P 500 Index — $26,340

Total Annual Fund Operating Expenses
Investor Class 0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

During the period, Tsuyoshi Ozaki joined the fund's management team.

Performance Summary

Utilities returned -0.06% for the 12 months ended June 30, 2018, trailing the 3.27% return of its benchmark, the Russell 3000 Utilities Index. By comparison, the S&P 500 Index, a broad market measure, returned 14.37%.

The Russell 3000 Utilities Index is primarily made up of utilities and telecommunication services stocks but includes smaller allocations to other sectors. In the benchmark, the utilities sector, which made up more than 60% of the index on average during the reporting period, returned almost 5%. The telecommunication services sector, which represented nearly 40% of the index on average, gained roughly 1%. Information technology stocks, a tiny segment of the index, rose 4.5%. Compared with the Russell 3000 Utilities Index, the portfolio's underperformance was largely a result of stock selection decisions in the utilities sector.

Positive Growth Outweighed by Rising Interest Rates

U.S. utility stock performance was limited by rising interest rates during the reporting period. Utility stocks are characterized by their comparatively high dividend payouts and steady dividend growth. As a result, they are attractive to income-oriented investors as an alternative or complement to bonds. Historically, when bond yields rise, utility stocks become comparatively less attractive and underperform. In addition, utilities companies can carry significant amounts of debt to finance large capital spending programs, which means higher interest rates increase their borrowing costs. Despite these challenges, improving economic growth was reflected in higher electricity demand. In addition, an emphasis on investment in more efficient and environmentally friendly plants and equipment in recent years all combined to support utility company earnings and dividend growth. This reflects the fact that utilities companies’ return on investment is predetermined by regulators, which may provide a consistent, attractive path to growth.

Electric Utilities Stocks Detracted the Most

The main source of weakness relative to the benchmark was electric utilities companies. These stocks tend to be highly capital intensive and sensitive to rising interest rates. Electric utilities Spark Energy, PG&E, PPL, NextEra Energy, and Edison International were some of the leading detractors from performance for the fiscal year.

Positioning in the water utilities industry also detracted from relative results. The portfolio had no exposure to the industry, which was among the better-performing segments of the benchmark. Fund performance was also limited by holdings among gas utilities. Here National Fuel Gas was the leading detractor.

4

Telecommunication Services Another Source of Weakness

Stock selection in the telecommunication services sector also detracted from relative performance. Diversified telecommunication services firm CenturyLink was the main source of weakness in the sector. The company reported disappointing earnings and faced investor uncertainty around its acquisition of Level 3 Communications during the period. An underweight allocation to wireless carrier Verizon Communications also detracted, as the stock rebounded after a difficult period of intense competition in the industry.

In the information technology sector, internet and software services company j2 Global was the leading detractor. The stock declined early in the reporting period after reporting disappointing revenues and earnings. Nevertheless, the company announced a dividend increase, and reported positive earnings growth in subsequent quarters.

Key Contributors Varied

Notable individual contributions came from stock choices in both utilities and telecommunication services sectors. It was beneficial to underweight AT&T, which is engaged in an attempt to take over Time Warner and drive subscriber growth through content. Northeast energy provider Public Service Enterprise Group was another source of strength on the prospect of higher customer utility rates and closures of older, higher-cost plants.

Portfolio Positioning

We employ a structured, disciplined investment approach. We incorporate both growth and valuation measures into our stock selection process and attempt to balance the portfolio’s risk and expected return. We continue to overweight utilities and information technology stocks relative to the benchmark. The telecommunication services sector is significantly underweight because of only modest exposure to diversified telecommunication services firms.

5

Fund Characteristics

JUNE 30, 2018
Top Ten Holdings	% of net assets
AT&T, Inc.	12.3%
Verizon Communications, Inc.	12.3%
Exelon Corp.	4.8%
Southern Co. (The)	4.7%
Public Service Enterprise Group, Inc.	4.7%
PG&E Corp.	4.7%
PPL Corp.	4.7%
Edison International	4.6%
Entergy Corp.	4.2%
CenterPoint Energy, Inc.	3.9%

Sub-Industry Allocation	% of net assets
Electric Utilities	42.0%
Integrated Telecommunication Services	24.6%
Multi-Utilities	14.8%
Gas Utilities	7.4%
Independent Power Producers and Energy Traders	7.0%
Wireless Telecommunication Services	2.5%
Internet Software and Services	0.4%
Alternative Carriers	0.4%
Cash and Equivalents*	0.9%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	0.3%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1) 1/1/18 - 6/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$995.80	$3.32	0.67%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

8

Schedule of Investments

JUNE 30, 2018

	Shares	Value
COMMON STOCKS — 99.1%
Alternative Carriers — 0.4%
CenturyLink, Inc.	82,258	$1,533,289
Electric Utilities — 42.0%
American Electric Power Co., Inc.	75,971	5,260,992
Duke Energy Corp.	179,704	14,210,992
Edison International	292,027	18,476,548
Entergy Corp.	213,284	17,231,214
Exelon Corp.	452,949	19,295,627
FirstEnergy Corp.	365,371	13,120,473
Hawaiian Electric Industries, Inc.	296,445	10,168,063
NextEra Energy, Inc.	50,158	8,377,891
OGE Energy Corp.	114,570	4,034,010
PG&E Corp.	450,348	19,166,811
PPL Corp.	669,136	19,103,833
Southern Co. (The)	415,723	19,252,132
Spark Energy, Inc., Class A	277,129	2,702,008
		170,400,594
Gas Utilities — 7.4%
National Fuel Gas Co.	230,562	12,210,563
South Jersey Industries, Inc.	120,802	4,043,243
UGI Corp.	266,639	13,883,893
		30,137,699
Independent Power Producers and Energy Traders — 7.0%
AES Corp.	1,028,771	13,795,819
NRG Energy, Inc.	440,889	13,535,292
NRG Yield, Inc., Class A	75,281	1,283,541
		28,614,652
Integrated Telecommunication Services — 24.6%
AT&T, Inc.	1,559,332	50,070,151
Verizon Communications, Inc.	986,923	49,652,096
		99,722,247
Internet Software and Services — 0.4%
j2 Global, Inc.	18,896	1,636,583
Multi-Utilities — 14.8%
Ameren Corp.	167,474	10,190,793
Black Hills Corp.	138	8,447
CenterPoint Energy, Inc.	571,661	15,840,726
Dominion Energy, Inc.	85,847	5,853,049
NorthWestern Corp.	119,537	6,843,493
Public Service Enterprise Group, Inc.	354,379	19,186,079
SCANA Corp.	52,512	2,022,762
		59,945,349

9

	Shares	Value
Wireless Telecommunication Services — 2.5%
Spok Holdings, Inc.	202,267	$3,044,119
T-Mobile US, Inc.(1)	121,651	7,268,647
		10,312,766
TOTAL COMMON STOCKS (Cost $346,988,752)		402,303,179
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.75%, 2/15/19 - 11/15/47, valued at $1,226,358), in a joint trading account at 1.75%, dated 6/29/18, due 7/2/18 (Delivery value $1,201,776)		1,201,601
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/28, valued at $1,021,479), at 0.90%, dated 6/29/18, due 7/2/18 (Delivery value $1,001,075)		1,001,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,673	1,673
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,204,274)		2,204,274
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $349,193,026)		404,507,453
OTHER ASSETS AND LIABILITIES — 0.3%		1,336,204
TOTAL NET ASSETS — 100.0%		$405,843,657

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

JUNE 30, 2018
Assets
Investment securities, at value (cost of $349,193,026)	$404,507,453
Receivable for investments sold	12,202,342
Receivable for capital shares sold	52,655
Dividends and interest receivable	633,160
417,395,610

Liabilities
Payable for investments purchased	10,949,190
Payable for capital shares redeemed	387,465
Accrued management fees	215,298
11,551,953

Net Assets	$405,843,657

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	260,000,000
Shares outstanding	24,085,541

Net Asset Value Per Share	$16.85

Net Assets Consist of:
Capital (par value and paid-in surplus)	$351,829,018
Undistributed net investment income	315,821
Accumulated net realized loss	(1,614,735)
Net unrealized appreciation	55,313,553
$405,843,657

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED JUNE 30, 2018
Investment Income (Loss)
Income:
Dividends	$18,788,674
Interest	17,454
18,806,128

Expenses:
Management fees	3,107,176
Directors' fees and expenses	29,476
Other expenses	6,711
3,143,363

Net investment income (loss)	15,662,765

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	948,911

Change in net unrealized appreciation (depreciation) on:
Investments	(17,700,602)
Translation of assets and liabilities in foreign currencies	115
(17,700,487)

Net realized and unrealized gain (loss)	(16,751,576)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,088,811)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2018 AND JUNE 30, 2017
Increase (Decrease) in Net Assets	June 30, 2018	June 30, 2017
Operations
Net investment income (loss)	$15,662,765	$18,504,751
Net realized gain (loss)	948,911	37,075,159
Change in net unrealized appreciation (depreciation)	(17,700,487)	(55,787,756)
Net increase (decrease) in net assets resulting from operations	(1,088,811)	(207,846)

Distributions to Shareholders
From net investment income	(15,058,609)	(18,074,662)
From net realized gains	(20,066,722)	(22,385,358)
Decrease in net assets from distributions	(35,125,331)	(40,460,020)

Capital Share Transactions
Proceeds from shares sold	51,770,202	180,590,229
Proceeds from reinvestment of distributions	33,504,690	38,889,473
Payments for shares redeemed	(184,096,682)	(278,274,127)
Net increase (decrease) in net assets from capital share transactions	(98,821,790)	(58,794,425)

Net increase (decrease) in net assets	(135,035,932)	(99,462,291)

Net Assets
Beginning of period	540,879,589	640,341,880
End of period	$405,843,657	$540,879,589

Undistributed net investment income	$315,821	—

Transactions in Shares of the Fund
Sold	2,935,538	9,671,577
Issued in reinvestment of distributions	1,910,190	2,103,074
Redeemed	(10,579,560)	(15,044,931)
Net increase (decrease) in shares of the fund	(5,733,832)	(3,270,280)

See Notes to Financial Statements.

13

Notes to Financial Statements

JUNE 30, 2018

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The fund offers the Investor Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

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Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended June 30, 2018 was 0.66%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $3,249,341 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(546,454) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended
June 30, 2018 were $224,864,984 and $341,434,236, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$402,303,179	—	—
Temporary Cash Investments	1,673	$2,202,601	—
	$402,304,852	$2,202,601	—

16

6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$18,583,068	$24,748,611
Long-term capital gains	$16,542,263	$15,711,409

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$351,170,861
Gross tax appreciation of investments	$62,778,272
Gross tax depreciation of investments	(9,441,680)
Net tax appreciation (depreciation) of investments	53,336,592
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(874)
Net tax appreciation (depreciation)	$53,335,718
Undistributed ordinary income	$315,821
Accumulated long-term gains	$363,100

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$18.14	0.58	(0.58)	—(3)	(0.56)	(0.73)	(1.29)	$16.85	(0.06)%	0.67%	3.31%	48%	$405,844
2017	$19.35	0.59	(0.48)	0.11	(0.58)	(0.74)	(1.32)	$18.14	0.61%	0.67%	3.17%	39%	$540,880
2016	$16.28	0.57	3.44	4.01	(0.54)	(0.40)	(0.94)	$19.35	25.76%	0.68%	3.35%	36%	$640,342
2015	$18.03	0.55	(0.98)	(0.43)	(0.58)	(0.74)	(1.32)	$16.28	(2.73)%	0.67%	3.14%	40%	$348,382
2014	$16.90	0.58	2.13	2.71	(0.58)	(1.00)	(1.58)	$18.03	17.35%	0.67%	3.41%	45%	$414,840

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Utilities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

19

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

22

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

23

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

24

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

25

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2018.

For corporate taxpayers, the fund hereby designates $16,937,226, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,523,407 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2018.

The fund hereby designates $16,542,263, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2018.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92986 1808

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:    $477,427
FY 2018:    $412,559

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(e)(1)In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $132,646
FY 2018:    $182,303

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)    A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 23, 2018

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 23, 2018